UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22393

Blackstone Senior Floating Rate 2027 Term Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

Blackstone Alternative Credit Advisors LP

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Report to Stockholders.

(a)

Blackstone

Blackstone
Senior Floating Rate 2027 Term Fund
(NYSE: BSL)

Blackstone
Long-Short Credit Income Fund
(NYSE: BGX)

Blackstone
Strategic Credit 2027 Term Fund
(NYSE: BGB)

Annual Report
December 31, 2023

Table of Contents

Manager Commentary	2
Fund Summary	4
Portfolio of Investments	13
Statements of Assets and Liabilities	66
Statements of Operations	67
Statements of Changes in Net Assets	68
Statements of Cash Flows	69
Financial Highlights	70
Notes to Financial Statements	78
Report of Independent Registered Public Accounting Firm	96
Summary of Dividend Reinvestment Plan	97
Additional Information	98
Summary of Updated Information Regarding the Funds	100
Summary of Fund Expenses	127
Senior Securities	128
Market and Net Asset Value Information	130
Privacy Procedures	133
Trustees & Officers	144

Blackstone Credit & Insurance Funds	Manager Commentary

December 31, 2023 (Unaudited)

To Our Shareholders:

Credit markets staged a recovery in 2023 as resilent economic momentum seemed to have overpowered fears of a recession driven by the Federal Reserve (the “Fed”). In addition to positive credit fundamentals, returns were further boosted by market technicals as limited new issue supply drove demand into secondary markets. The return to positive performance across both US loans and high yield came despite another year of historic rate volatility and geopolitical headwinds. These elements led to periods of market weakness through the year, including after March’s regional banking stress, although a strong December rally after indications by Fed Chairman Powell that a pivot was on the horizon drove markets to finish the year with double-digit returns.i

The US loan market gained 2.87% in the fourth quarter, driving the index to its second-highest annual return of 13.32% for 2023.i The US high yield market lagged loans for most of the year; however, a late-year rally led to gains of 7.16% for high yield in the fourth quarter and 13.45% for the year.ii Spreads decreased to 459 basis points (“bps”) and 346 bps in loans and high yield, respectively, over the fourth quarter as data continued to highlight moderating inflation and economic resilience, diminishing recession fears.iii

In both markets, contracting net supply amid repayments, private credit refinancings (loans), and rising star upgrades (high yield) supported prices for secondary market assets. Average loan prices rose to their highest level of the year at $96.23 on December 31,iv while high yield bond prices increased nearly seven points from their 2023 low in October to close the year at $93.07.v

12-Month Total Returns as of December 31, 2023
US Loans (Morningstar LSTA US Leveraged Loan Index)	13.32%
US High Yield Bonds (Bloomberg High Yield Index)	13.45%
3-month Treasury Bills (Bloomberg U.S. Treasury Bellwethers: 3 Month)	5.16%
10-year Treasuries (Bloomberg U.S. Treasury Bellwethers: 10 Year)	3.21%
US Aggregate Bonds (Bloomberg U.S. Aggregate Index)	5.53%
US Investment Grade Bonds (Bloomberg U.S. Corporate Investment Grade Index)	8.52%
Emerging Markets (Bloomberg EM USD Aggregate Index)	9.09%
US Large Cap Equities (S&P 500® Index)	24.23%

Sources: Bloomberg, Barclays, S&P/LCD

Past Performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Having largely stalled during 2022’s volatility, institutional loan gross issuance rebounded slightly to $234 billion in 2023vi as borrowers flooded the market with amend-to-extend and refinancing transactions. Net new money deals remained scarce given the decline in the M&A market, and the year’s supply was less than a third of the loan market’s historic peak of $615 billion in 2021.vii High yield issuance surged in November to finish the year at $176 billion, 72% ahead of 2022, although as with loans, refinancings rather than new money supply dominated.viii

Shifting to demand, recession fears caused investors to pull $17 billion from loan funds over the year versus a more muted $7 billion for high yield, which was primarily propped up by fourth quarter inflows as recession fears subsided.ix

Collateralized loan obligiation (“CLO”) demand largely offset the retail loan fund outflows, although CLO new issuance of $113 billion for the year was down $13 billion from 2022, hampered by a still-challenged CLO equity arbitrage. Top-rated CLO spreads compressed over the final quarter, and again in January 2024, spurring new issuance over that period. The JPMorgan CLOIE Index returned 10.54% for the year, which was ahead of US investment grade but lagged both senior loans and high yield bonds.x

From a fundamental perspective, higher interest burdens due to higher rates have eroded corporate free cash flow and interest coverage ratios, although a combination of macroeconomic resilience, healthy corporate balance sheets heading into this cycle, and efforts by corporate borrowers to push out the near-term maturity wall kept both loan and high yield defaults in line with long-term averages at 3.15% and 2.84%, respectively, in 2023.xi

As we move further into 2024, we believe floating rate loans, CLO debt, and high yield are likely to remain attractive even if the Fed begins cutting rates, given historically attractive all-in yields, moderate expected default rates and supportive technicals.

Corporate borrowers had a busy start to the year, again focused on refinancing near-term maturities. Through January 2024, the loan market has already seen the strongest wave of repricing transactions since early 2021, after the rally pushed over 40% of the market above par.xii Incremental net new issue loan supply would slow down repricing activity, and there are hopes that pent-up demand from private equity dry powder may spur a pick-up in M&A and leveraged buy-out activity, but this will take time to materialize and it is expected that some of these will be funded via direct lending.

From a macro perspective, inflation has been heading lower, but we expect central banks may be more patient cutting rates to ensure inflation is truly tamed.xiii The US economy has proved surprisingly resilient to the Fed’s aggressive tightening cycle, and we expect a relatively benign corporate default backdrop over the year ahead.

That said, we remain cautious of the potential for elevated rates to cause growth to slow. As a result, we expect increased dispersion between companies able to weather an elevated rate environment and those whose balance sheets will come under more pressure. In addition, corporate borrowers face refinancing near-term maturities at substantially higher debt costs, although we believe private credit lenders may step in to offer a potential alternative refinancing solution in certain cases.xiv

We expect increased dispersion may create opportunities for active managers with strong credit selection ability to identify mispriced credits. We believe that thematic investing and targeting larger, cash-flow generative businesses in defensive and high-growth sectors, where we have built dedicated expertise and where defaults have typically been more muted, will hopefully give us an edge during the next part of this cycle.

2	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Manager Commentary

December 31, 2023 (Unaudited)

At Blackstone Credit & Insurance, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-credit.com.

Sincerely,

Blackstone Liquid Credit Strategies LLC

All figures are approximate and as of December 31, 2023, unless otherwise indicated. The words “we”, “us”, and “our” refer to BSL, BGX and BGB, unless the context requires otherwise. In all other instances, including with respect to current and forward-looking views and opinions of the market and BSL, BGX and BGB's portfolio and performance positioning, these terms refer to BSL's, BGX's and BGB's adviser, Blackstone Liquid Credit Strategies LLC.

Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BSL's, BGX's and BGB's financial estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BSL, BGX and BGB believe these factors include but are not limited to those described under the section entitled “Risk Factors” in their prospectuses and annual reports for the most recent fiscal year, and any such updated factors included in their periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC's website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BSL's, BGX's and BGB's prospectus and other filings). Except as otherwise required by federal securities laws, BSL, BGX and BGB undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

i	Morningstar LSTA US Leveraged Loan Index and Bloomberg US High Yield Index as of December 31, 2023.
ii	Pitchbook LCD, as of January 2, 2024.
iii	Morningstar LSTA US Leveraged Loan Index, Bloomberg US High Yield Index, as of December 31, 2023.
iv	Pitchbook LCD, as of December 31, 2023.
v	Bloomberg US High Yield Index, as of December 31, 2023.
vi	Pitchbook LCD as of December 31, 2023
vii	LCD, as of December 31, 2023.
viii	Bloomberg US High Yield Index, Outlook sources: JPM: High Yield Bond and LL Outlook (11/22/2023); MS: U.S. Credit Strategy Outlook (11/28/2023); BAML: Global Credit Strategy Year Ahead (11/20/2023); Barclays: Global Credit Alpha (11/16/2023); DB: 2024 Credit Outlook (11/29/2023). as of December 31, 2023.
ix	JP Morgan, Lipper, as of December 31, 2023.
x	JP Morgan CLOIE Index, as of December 31, 2023.
xi	Historical total returns and spreads for Loans and High Yield are sourced from Morningstar LSTA US Leveraged Loan Index and Bloomberg Barclays High Yield Index. Historical default rates represent JP Morgan’s full year last twelve months par-weighted default rates. Historical loan, high yield, and CLO new-issuance data are sourced from LCD. Outlook sources: JPM: High Yield Bond and LL Outlook (11/22/2023); MS: U.S. Credit Strategy Outlook (11/28/2023); BAML: Global Credit Strategy Year Ahead (11/20/2023); Barclays: Global Credit Alpha (11/16/2023); DB: 2024 Credit Outlook (11/29/2023). Loan Issuance: JPM, MS, BAML, and DB figures include repricing; Barclays figures are the midpoint of their projected range. Default rates are on a par-weighted basis. CLO issuance forecast represents U.S. CLO amount.
xii	JP Morgan Morning Intelligence, as of January 8, 2024.
xiii	Blackstone’s Views and Opinions, as of December 4, 2023.
xiv	Pitchbook LCD, Morningstar LSTA US Leveraged Loan Index, as of November 30, 2023.

Annual Report | December 31, 2023	3

Blackstone Senior Floating Rate 2027 Term Fund	Fund Summary

December 31, 2023 (Unaudited)

Blackstone Senior Floating Rate 2027 Term Fund

Fund Overview

Blackstone Senior Floating Rate 2027 Term Fund (“BSL” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the Fund. The Fund has a limited term, and absent shareholder approval to extend the life of the Fund, the Fund will dissolve on or about May 31, 2027.

Portfolio Management Commentary

Fund Performance

As of December 31, 2023, BSL outperformed its benchmark, the Morningstar LSTA US Leveraged Loan Index (“Morningstar LLI”), on a Net Asset Value (“NAV”) per share basis for the one-year, ten-year and since inception periods and underperformed its benchmark for the three-year and five-year periods. On a share price basis, the Fund outperformed its benchmark for the one-year and three-year periods and underperformed for the five-year, ten-year, and since inception periods. The shares of the Fund traded at an average discount to NAV of 10.6% for the twelve-months ended December 31, 2023, compared to its peer group average discount of 9.8% over the same period.

NAV Performance Factors

We believe the Fund’s outperformance relative to the benchmark for the twelve months ended December 31, 2023, was primarily attributable to leverage, the Fund’s credit selection within its loan allocation, and the Fund’s CLO allocation. By issuer, the largest positive contributors to total return were CoreLogic, Global Medical Response, and National Mentor Holdings, and the most significant detractors were Carestream Health, Output Services Group, and Lumen Technologies.

Portfolio Activity and Positioning

During the year, we continued to dynamically manage the Fund. The Fund’s largest sector overweights were Financial Services, Healthcare Providers & Services and Professional Services. The largest sector underweights were Software, Specialty Retail and Chemicals. The Fund increased its allocation to first lien broadly syndicated senior loans while reducing its exposure to high yield bonds.

4	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Fund Summary

December 31, 2023 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BSL Total Return (as of December 31, 2023)

	1 Year	3 Year	5 Year	10 Year	Since Inception
NAV*	16.64%**	5.24%	5.71%	4.92%	5.54%
Market Price*	19.88%	5.88%	5.30%	4.20%	4.48%
Morningstar LSTA US Leveraged Loan Index	13.32%	5.76%	5.80%	4.42%	4.91%

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of December 31, 2023 may differ from the net asset value for financial reporting purposes.

Annual Report | December 31, 2023	5

Blackstone Senior Floating Rate 2027 Term Fund	Fund Summary

December 31, 2023 (Unaudited)

BSL’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BSL’s Moody’s Rating*

*	For more information on Moody's ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	9.10%
Current Dividend Yield^	10.25%
Effective Duration^^	0.18 yr
Average Position*	0.21%
Leverage*	32.01%

^	Using current dividend rate of $0.114/share and market price/share as of December 31, 2023.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

Focus Financial Partners LLC	0.9%
Global Medical Response, Inc.	0.9%
Mitchell International, Inc.	0.8%
Endure Digital Inc	0.8%
Project Alpha Intermediate Holding Inc	0.8%
Peraton Corp.	0.8%
Auris Luxembourg III S.a r.l.	0.8%
Atlas CC Acquisition Corp.	0.8%
UPC Financing Partnership	0.8%
Trans Union LLC	0.7%
Top 10 Issuer	8.1%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	10.9%
Financial Services	6.6%
Health Care Providers & Services	6.5%
Professional Services	5.6%
Commercial Services & Supplies	4.5%
Top 5 Industries	34.1%

*	As a percentage of Managed Assets.
^	GICS Industry Classification Schema.

6	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Fund Summary

December 31, 2023 (Unaudited)

Blackstone Long-Short Credit Income Fund

Fund Overview

Blackstone Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in first- and second-lien secured loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds.

Portfolio Management Commentary

Fund Performance

As of December 31, 2023, BGX outperformed a composite weighting of the Morningstar LLI and the Bloomberg U.S. High Yield Index (“Bloomberg HYI”) (85% loans, 15% high yield bonds) on a NAV per share basis for the one-year, ten-year, and since inception periods and underperformed its benchmark for the three-year and five-year periods. On a share price basis, the Fund outperformed its benchmark for the one-year period and underperformed for the three-year, five-year, ten-year, and since inception periods. The shares of the Fund traded at an average discount to NAV of 12.8% for the twelve-months ended December 31, 2023, compared to its peer group average discount of 10.0% over the same period.

As of December 31, 2023, BGX outperformed its prior benchmark, a composite weighting of the Morningstar LLI and the Bloomberg HYI (70% loans, 30% high yield bonds), on a NAV per share basis for the one-year, ten-year, and since inception periods and underperformed its prior benchmark for the three-year and five-year periods. On a share price basis, the Fund outperformed its prior benchmark for the one-year period and underperformed for the three-year, five-year, ten-year, and since inception periods.

NAV Performance Factors

We believe the Fund’s outperformance relative to the benchmark for the twelve months ended December 31, 2023, was primarily attributable to leverage, the Fund’s credit selection within its loan allocation, and the Fund’s CLO allocation. By issuer, the largest positive contributors to total return were CoreLogic, Global Medical Response, and Mitchell International, and the most significant detractors were Carestream Health, Lumen Technologies, and Output Services Group.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund. The Fund’s largest sector overweights were Financial Services, Aerospace & Defense, and Healthcare Providers & Services. The largest sector underweights were Software, Chemicals and Specialty Retail. The Fund increased its allocation to broadly syndicated loans while reducing its exposure to high yield bonds.

Annual Report | December 31, 2023	7

Blackstone Long-Short Credit Income Fund	Fund Summary

December 31, 2023 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BGX Total Return (as of December 31, 2023)

	1 Year	3 Year	5 Year	10 Year	Since Inception
NAV*	17.64%**	4.51%	5.70%	5.17%	5.62%
Market Price*	18.77%	3.48%	5.52%	4.44%	4.14%
70% Morningstar LSTA US LLI / 30% Bloomberg U.S. HYI	13.39%	4.66%	5.70%	4.49%	4.85%
85% Morningstar LLI / 15% Bloomberg HYI***	13.36%	5.21%	5.75%	4.46%	4.70%

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of December 31, 2023 may differ from the net asset value for financial reporting purposes.
***	Effective June 1, 2023, BGX changed its benchmark from a composite weighting of the Morningstar LLI and the Bloomberg U.S. High Yield Index (“Bloomberg HYI”) (70% loans, 30% high yield bonds) to a composite weighting of the Morningstar LLI and the Bloomberg HYI (85% loans, 15% high yield bonds) in order to reflect the midpoint of the Fund’s possible exposure to high yield bond investments, rather than the maximum level.

8	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Fund Summary

December 31, 2023 (Unaudited)

BGX’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGX’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	8.93%
Current Dividend Yield^	10.79%
Effective Duration^^	0.40 yr
Average Position*	0.23%
Leverage*	31.62%

^	Using current dividend rate of $0.103/share and market price/share as of December 31, 2023.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

Mitchell International, Inc.	0.9%
UPC Financing Partnership	0.9%
Atlas CC Acquisition Corp.	0.9%
Global Medical Response, Inc.	0.8%
Project Alpha Intermediate Holding Inc	0.8%
Peraton Corp.	0.8%
Clover Clo	0.8%
Allied Universal Holdco LLC	0.8%
Focus Financial Partners LLC	0.8%
LTI Holdings, Inc.	0.8%
Top 10 Issuer	8.3%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	9.9%
Financial Services	7.1%
Health Care Providers & Services	6.0%
Hotels, Restaurants & Leisure	5.4%
Aerospace & Defense	5.2%
Top 5 Industries	33.6%

*	As a percentage of Managed Assets.
^	GICS Industry Classification Schema.

Annual Report | December 31, 2023	9

Blackstone Strategic Credit 2027 Term Fund	Fund Summary

December 31, 2023 (Unaudited)

Blackstone Strategic Credit 2027 Term Fund

Fund Overview

Blackstone Strategic Credit 2027 Term Fund (“BGB” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund has a limited term and will dissolve on or about September 15, 2027, absent shareholder approval to extend such term.

Portfolio Management Commentary

Fund Performance

As of December 31, 2023, BGB outperformed a composite weighting of the Morningstar LLI and the Bloomberg HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the one-year, ten-year, and since inception periods and underperformed its benchmark for the three-year and five-year periods. On a share price basis, the Fund outperformed its benchmark for the one-year and three-year periods and underperformed for the five-year, ten-year, and since inception periods. The shares of the Fund traded at an average discount to NAV of 12.2% for the twelve-months ended December 31, 2023, compared to its peer group average discount of 10.1% over the same period.

NAV Performance Factors

We believe the Fund’s outperformance relative to the benchmark for the twelve months ended December 31, 2023, was primarily attributable to leverage and credit selection within its loan allocation. By issuer, the largest positive contributors to total return were CoreLogic, Global Medical Response and National Mentor Holdings, and the most significant detractors were Carestream Health, Output Services Group and Loyalty Ventures.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund. The Fund’s largest sector overweights were Healthcare Providers & Services, Professional Services and Financial Services. The largest sector underweights were Specialty Retail, Containers & Packaging and Chemicals. The Fund increased its allocation to broadly syndicated loans while reducing its exposure to high yield bonds.

10	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Fund Summary

December 31, 2023 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BGB Total Return (as of December 31, 2023)

	1 Year	3 Year	5 Year	10 Year	Since Inception
NAV*	16.91%**	4.34%	4.83%	4.57%	4.87%
Market Price*	19.36%	4.92%	5.17%	4.15%	3.41%
75% Morningstar LSTA US LLI / 25% Bloomberg HYI	13.38%	4.84%	5.72%	4.48%	4.66%

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of December 31, 2023 may differ from the net asset value for financial reporting purposes.

Annual Report | December 31, 2023	11

Blackstone Strategic Credit 2027 Term Fund	Fund Summary

December 31, 2023 (Unaudited)

BGB’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGB’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	8.61%
Current Dividend Yield^	9.96%
Effective Duration^^	0.62 yr
Average Position*	0.22%
Leverage*	36.68%

^	Using current dividend rate of $0.094/share and market price/share as of December 31, 2023.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

Carnival Corp	1.0%
Mitchell International, Inc.	0.8%
UPC Financing Partnership	0.8%
Peraton Corp.	0.8%
Atlas CC Acquisition Corp.	0.8%
Pro Mach Group, Inc.	0.8%
Access CIG LLC	0.8%
Project Alpha Intermediate Holding Inc	0.8%
Global Medical Response, Inc.	0.8%
Amwins Group Inc	0.8%
Top 10 Issuer	8.2%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	8.8%
Health Care Providers & Services	6.2%
Hotels, Restaurants & Leisure	5.8%
Professional Services	4.6%
Aerospace & Defense	4.6%
Top 5 Industries	30.0%

*	As a percentage of Managed Assets.
^	GICS Industry Classification Schema.

12	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 138.23%
Aerospace & Defense - 6.22%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M US SOFR + 4.00%, 02/15/2029	$1,361,309	$1,364,372
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	1,988,216	1,856,954
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	404,383	377,686
Avolon TLB Borrower 1 (US) TL, First Lien Term Loan, 1M US SOFR + 2.50%, 06/22/2028	735,380	737,892
Dynasty Acquisition Co., Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 08/24/2028	158,802	159,411
LSF11 Trinity BidCo, Inc., First Lien Term Loan, First Lien Term Loan, 6M US SOFR + 4.00%, 06/14/2030(b)	1,055,419	1,063,334
Nordam Group LLC, First Lien Initial Term Loan, 1M US SOFR + 5.50%, 04/09/2026	1,676,400	1,544,803
Peraton Corp., First Lien B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 02/01/2028	2,281,669	2,290,225
Standard Aero, Ltd., First Lien Term Loan, 1M US SOFR + 4.00%, 08/24/2028	68,058	68,319
TransDigm Inc., TLI, First Lien Term Loan, 3M US SOFR + 3.25%, 08/24/2028	1,509,172	1,517,932
Vertex Aerospace Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 12/06/2028	852,129	854,110
		11,835,038
Air Freight & Logistics - 2.11%
Clue Opco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 09/20/2030	1,280,000	1,217,063
Rinchem Company, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 03/02/2029	1,356,563	1,172,158
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 07/26/2028	1,655,881	1,627,466
		4,016,687
Automobile Components - 2.70%
Belron Finance US LLC, First Lien Term Loan, 6M US L + 0.00%, 0.50% Floor, 04/18/2029(b)	362,159	363,970
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	1,457,280	1,385,174
Clarios Global LP, TL, First Lien Term Loan, 3M US SOFR + 3.75%, 05/06/2030	1,396,110	1,400,996
First Brands Group LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 1.00% Floor, 03/30/2027	867,192	862,319
First Brands Group, LLC, First Lien 2018 New Tranche E Term Loan, 3M US L + 2.50%,
03/30/2027	467,781	464,857
Phinia Inc., TL, First Lien Term Loan, 6M US SOFR + 3.75%, 07/03/2028(b)	651,700	655,366
		5,132,682
Beverages - 0.80%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 03/31/2028	1,530,468	1,518,989

Biotechnology - 0.97%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 3M US SOFR + 2.00%, 11/15/2027	1,846,054	1,848,362

Building Products - 2.49%
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/23/2027	1,052,696	1,038,327
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 12/17/2027	1,045,086	1,035,126
LHS Borrower, LLC, TL, First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 02/16/2029	151,447	137,343
Oscar Acquisitionco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 04/29/2029	1,110,569	1,101,646
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 5.00%, 05/28/2026	1,466,281	1,421,926
		4,734,368
Capital Markets - 6.22%
Advisor Group Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 08/17/2028	1,204,181	1,209,546

See Notes to Financial Statements.

Annual Report | December 31, 2023	13

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Capital Markets (continued)
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 07/27/2028	$1,443,518	$1,439,909
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US SOFR + 6.50%, 08/02/2029	1,865,513	1,801,386
Aretec Group, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 08/09/2030	1,181,934	1,182,738
Citadel Securities LP, First Lien Term Loan, 1M US SOFR + 2.50%, 07/29/2030	437,333	438,882
CITCO FUNDING LLC TL 1L, First Lien Term Loan, 6M US SOFR + 3.25%, 04/27/2028	478,794	481,114
Focus Financial Partners LLC, First Lien Term Loan:
1M US SOFR + 3.50%, 06/30/2028	537,429	539,492
3M US L + 2.50%, 0.50% Floor, 06/30/2028	1,978,449	1,982,041
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US SOFR + 4.75%, 03/27/2026	1,302,109	1,304,082
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028	1,456,680	1,463,053
		11,842,243
Chemicals - 2.18%
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M US SOFR + 2.50%, 0.50% Floor, 06/09/2028	1,639,848	1,644,570
Geon Performance Solutions LLC, First Lien Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 08/18/2028	1,139,275	1,140,699
Nouryon Finance B.V., TLB, First Lien Term Loan, 3M US SOFR + 4.00%, 04/03/2028	423,397	425,514
Nouryon USA LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 04/03/2028	940,158	945,005
		4,155,788
Commercial Services & Supplies - 6.50%
Action Environmental Group, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 10/24/2030(b)	977,416	982,303
Allied Universal Holdco LLC, TLB, First Lien Term Loan, 3M US SOFR + 4.75%, 05/12/2028	1,510,000	1,513,420
Aramark Intermediate HoldCo Corp., First Lien U.S. B-4 Term Loan, 1M US SOFR + 1.75%, 01/15/2027	700,000	700,217
Belfor Holdings, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 11/01/2030	295,578	296,873
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	1,291,527	1,292,838
Covanta 11/21 TLC, First Lien Term Loan, 1M US SOFR + 2.50%, 11/30/2028	98,467	98,567
Covanta Holding Corporation, TL, First Lien Term Loan:
1M US SOFR + 3.00%, 11/30/2028	29,070	29,142
1M US SOFR + 3.00%, 11/30/2028	386,624	387,591
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 0.75% Floor, 03/30/2029	601,071	544,970
Garda World Security Corp., First Lien B-2 Term Loan, 1M US SOFR + 4.25%, 10/30/2026	1,101,356	1,104,715
HOMESERVE USA HOLDING CORP. TLB 1L, First Lien Term Loan, 1M US SOFR + 3.00%, 10/21/2030	353,882	355,430
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	74,274	72,881
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	1,370,300	1,344,607
Revspring, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 10/11/2025	1,254,000	1,249,818
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 1.00% Floor, 10/31/2025(c)	800,000	18,200
TMF Sapphire Bidco B.V., TLB, First Lien Term Loan, 1M US SOFR + 5.00%, 05/03/2028	290,909	293,454
TRC Companies, First Lien Term Loan, 3M US SOFR + 3.75%, 12/08/2028	569,273	569,273
TRC Companies, Second Lien Term Loan, 1M US SOFR + 6.75%, 12/07/2029(b)	713,846	674,585
United Site Cov-Lite, First Lien Term Loan, 3M US SOFR + 4.25%, 12/15/2028	1,076,712	845,833
		12,374,717
Communications Equipment - 0.05%
MLN US HoldCo LLC, First Lien B Term Loan, 3M US SOFR + 4.50%, 11/30/2025	854,492	99,689

Construction & Engineering - 4.36%
Aegion Corp., First Lien Initial Term Loan, 1M US SOFR + 4.75%, 0.75% Floor, 05/17/2028	1,427,479	1,430,448

See Notes to Financial Statements.

14	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Construction & Engineering (continued)
APi Group DE, Inc., First Lien Term Loan, 1M US SOFR + 2.50%, 01/03/2029	$906,058	$907,920
Brookfield WEC Holdings, Inc., First Lien Initial (2021) Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 08/01/2025	1,315,697	1,320,690
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/30/2027	1,602,662	1,608,271
Tutor Perini Corp., First Lien B Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/18/2027	1,405,244	1,376,704
Victory Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 11/19/2028	1,729,443	1,647,294
		8,291,327
Construction Materials - 1.03%
Quickrete Holdings, Inc., First Lien Initial Term Loan, 1M US SOFR + 2.625%, 02/01/2027	1,484,536	1,494,282
Summit Materials LLC, First Lien Term Loan, 6M US SOFR + 3.00%, 11/30/2028	203,957	204,850
Tamko Building Products LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 09/20/2030	251,130	252,648
		1,951,780
Containers & Packaging - 2.55%
Berry Global, Inc., First Lien Term Loan, 3M US SOFR + 1.75%, 07/01/2026	180,024	180,811
Proampac Pg Borrower LLC, First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 09/15/2028	1,604,740	1,609,755
Reynolds Consumer Products LLC, First Lien Initial Term Loan, 1M US SOFR + 1.75%, 02/04/2027	1,483,943	1,488,580
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US SOFR + 4.00%, 0.50% Floor, 09/15/2028	1,573,827	1,571,537
		4,850,683
Distributors - 0.48%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 5.00%, 0.50% Floor, 03/11/2028	925,371	907,442

Diversified Consumer Services - 3.07%
Loyalty Ventures, Inc., First Lien Term Loan, PRIME + 3.50%, 11/03/2027(c)	490,359	6,742
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 03/12/2029	227,934	228,219
Prime Security Services Borrower, LLC, TL, First Lien Term Loan, 3M US SOFR + 2.50%, 10/13/2030	634,649	637,276
Spring Education Group, Inc., TL, First Lien Term Loan, 6M US SOFR + 4.75%, 10/04/2030	441,122	442,941
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/10/2029	1,756,182	1,758,597
TruGreen LP, First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 11/02/2027	1,089,615	1,054,475
Weld North Education LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 12/21/2027	1,711,021	1,713,340
		5,841,590
Diversified REITs - 0.25%
Iron Mountain, Inc., First Lien Term Loan, 6M US L + 0.00%, 01/31/2031	468,543	469,276

Diversified Telecommunication Services - 4.73%
Level 3 Financing, Inc., First Lien Term Loan, First Lien Term Loan, 6M US SOFR + 1.75%, 03/01/2027(b)	1,502,467	1,449,881
Lumen Technologies, Inc., First Lien Term Loan, First Lien Term Loan, 6M US L + 0.00%, 03/15/2027(b)	1,436,201	998,160
Radiate Holdco, LLC,, First Lien Term Loan, 1M US SOFR + 3.25%, 09/25/2026	1,283,627	1,033,923
Telenet Financing USD LLC, First Lien Term Loan, 1M US SOFR + 2.00%, 04/30/2028	1,942,903	1,935,860
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US SOFR + 2.25%, 04/30/2028	2,182,983	2,178,890

See Notes to Financial Statements.

Annual Report | December 31, 2023	15

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Diversified Telecommunication Services (continued)
Zacapa S.A.R.L., First Lien Term Loan, 3M US SOFR + 4.00%, 03/22/2029	$1,409,550	$1,408,767
		9,005,481
Electric Utilities - 1.07%
Generation Bridge Northeast LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 08/22/2029	590,424	593,500
Vistra Operations Co. LLC, First Lien 2018 Incremental Term Loan, 1M US SOFR + 2.00%, 12/31/2025	1,447,059	1,448,933
		2,042,433
Electrical Equipment - 0.86%
INNIO Group Holding GmbH Term Loan, First Lien Term Loan, 6M US SOFR + 4.50%, 10/31/2028	184,930	185,315
Madison IAQ LLC, First Lien Initial Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 06/21/2028	1,446,310	1,443,844
		1,629,159
Electronic Equipment, Instruments & Components - 1.91%
Chariot Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/03/2028	352,730	352,352
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 07/02/2029	1,047,206	1,053,097
LTI Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 07/24/2026	414,068	402,164
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 09/06/2026	468,085	421,473
Miron Technologies, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 10/20/2028	1,391,584	1,398,020
		3,627,106
Entertainment - 1.25%
CE Intermediate I LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/10/2028	855,840	849,421
EP Purcasher, LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/06/2028	1,541,775	1,531,491
		2,380,912
Financial Services - 2.54%
FleetCor Technologies Operating Co. LLC, First Lien Term Loan, 1M US SOFR + 1.75%,
04/28/2028	1,184,825	1,187,142
Mitchell International, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 10/15/2028	1,497,108	1,498,620
Mitchell International, Inc., Second Lien Term Loan, 1M US SOFR + 6.50%, 10/15/2029	862,371	849,168
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 06/02/2028	1,318,674	1,302,685
		4,837,615
Food Products - 2.28%
CH Guenther 11/21 TL, First Lien Term Loan, 1M US SOFR + 3.00%, 12/08/2028(b)	1,270,176	1,273,352
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 2.25%, 01/29/2027	1,723,805	1,727,769
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,154,001	1,155,686
Sovos Brands Intermediate, Inc., First Lien Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 06/08/2028	188,049	188,993
		4,345,800
Ground Transportation - 2.97%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 08/06/2027	1,332,648	1,331,648
Kenan Advantage Group, Inc., First Lien U.S. B-1 Term Loan, 6M US SOFR + 4.18%, 0.75% Floor, 03/24/2026	1,337,493	1,335,039
Uber Technologies, Inc., TLB, First Lien Term Loan, 3M US SOFR + 2.75%, 03/03/2030	1,242,891	1,247,944

See Notes to Financial Statements.

16	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Ground Transportation (continued)
XPO, Inc., TLB, First Lien Term Loan, 1M US SOFR + 2.00%, 05/24/2028	$1,731,298	$1,740,717
		5,655,348
Health Care Equipment & Supplies - 2.07%
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US SOFR + 0.00%, 02/27/2026	2,266,932	2,243,696
Carestream Health, Inc. TL 1L, First Lien Term Loan, 3M US L + 7.50%, 09/30/2027	150,441	117,580
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.50%, 03/05/2026	636,149	575,078
Resonetics LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 04/28/2028	994,924	996,998
		3,933,352
Health Care Providers & Services - 9.31%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US SOFR + 4.00%, 07/01/2026	269,360	210,909
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,293,219	1,012,591
DaVita, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/12/2026	953,610	954,377
Electron Bidco, Inc., First Lien Term Loan, 1M US SOFR + 3.00%, 11/01/2028	988,656	992,363
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US SOFR + 4.25%, 1.00% Floor, 03/14/2025	2,306,684	1,817,160
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US SOFR + 4.25%, 1.00% Floor, 10/02/2025	696,410	549,005
Heartland Dental, LLC, TL, First Lien Term Loan, 1M US SOFR + 5.00%, 04/28/2028	1,169,296	1,168,934
Midwest Physcn Admin Srvcs LLC, TL, First Lien Term Loan, 3M US SOFR + 3.25%, 03/12/2028	937,475	853,102
NAPA Management Services Corp., First Lien Term Loan, 3M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	1,145,490	1,057,310
National Mentor Holdings, Inc., TL, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	804,692	735,118
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	23,078	21,083
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 02/28/2028	1,381,190	1,366,514
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US SOFR + 7.50%, 10/26/2026(b)	162,722	150,518
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US SOFR + 3.75%, 03/31/2027	1,507,467	1,332,933
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 12/29/2028	1,420,220	1,377,613
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US SOFR + 3.50%, 03/05/2026	1,038,733	1,040,193
Radiology Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 07/09/2025	1,260,716	1,023,153
Radnet Management, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.00%, 0.75% Floor, 04/23/2028	566,215	568,729
Surgery Center Holdings, INC., Term Loan, First Lien Term Loan, 6M US SOFR + 4.00%, 12/19/2030	310,874	312,526
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 0.50% Floor, 10/01/2028	1,278,078	1,172,994
		17,717,125
Health Care Technology - 2.58%
Gainwell Acquisition Corp., First Lien Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 10/01/2027	1,131,800	1,103,505
GHX Ultimate Parent Corp, TL, First Lien Term Loan, 3M US SOFR + 4.75%, 06/30/2027	1,194,073	1,198,802
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 03/10/2028	732,195	732,979

See Notes to Financial Statements.

Annual Report | December 31, 2023	17

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Health Care Technology (continued)
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US SOFR + 4.00%, 08/27/2025	$1,873,201	$1,881,780
		4,917,066
Hotels, Restaurants & Leisure - 6.19%
1011778 BC Unlimited Liability Company, First Lien Term Loan, 1M US SOFR + 2.25%, 0.50% Floor, 09/23/2030	888,369	889,795
Bally's Corp., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 10/02/2028	1,371,972	1,304,032
BCPE Grill Parent, Inc.TLB, First Lien Term Loan, 1M US SOFR + 4.75%, 09/30/2030	436,000	428,551
Caesars Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/06/2030	1,320,602	1,325,864
Carnival Corp., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 10/18/2028	1,372,799	1,376,808
Entain PLC, First Lien Term Loan, 3M US L + 7.51%, 0.50% Floor, 10/31/2029	1,300,779	1,304,844
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 01/27/2029	1,138,413	1,140,371
Flutter Financing B.V., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 07/22/2028	508,673	511,074
Flutter Financing B.V., TL, First Lien Term Loan, 3M US SOFR + 2.25%, 11/25/2030	1,341,295	1,346,325
IRB Holding Corp., First Lien Term Loan, 3M US SOFR + 3.00%, 0.75% Floor, 12/15/2027	1,690,458	1,695,284
Whatabrands LLC, First Lien Initial B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 08/03/2028	452,275	453,609
		11,776,557
Household Durables - 0.70%
Culligan 11/23 Incre CovLi TL 1L, First Lien Term Loan, 6M US SOFR + 4.50%, 07/31/2028(d)	1,332,978	1,341,310

Independent Power and Renewable Electricity Producers - 0.78%
Calpine Corp., First Lien Term Loan, 1M US SOFR + 2.00%, 04/05/2026	1,332,558	1,336,829
Eastern Power LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 1.00% Floor, 10/02/2025	155,996	153,765
		1,490,594
Insurance - 3.27%
AmWINS Group, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 0.75% Floor, 02/19/2028	1,436,202	1,440,245
1M US SOFR + 2.75%, 0.75% Floor, 02/19/2028	224,956	225,870
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US SOFR + 3.50%, 10/14/2027	1,347,577	1,349,820
Hyperion Refinance S.a r.l. TL, First Lien Term Loan, 3M US SOFR + 0.00%, 0.50% Floor, 04/18/2030	1,459,882	1,465,050
NFP Corp., First Lien Closing Date Term Loan, 1M US SOFR + 3.25%, 02/16/2027	1,400,089	1,408,951
USI, Inc., First Lien Term Loan, 3M US SOFR + 3.25%, 09/27/2030	324,701	325,613
		6,215,549
Interactive Media & Services - 1.73%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US SOFR + 2.75%, 0.75% Floor, 06/26/2028	207,821	210,569
Foundational Education Group, Inc., First Lien Term Loan, 3M US SOFR + 3.75%, 08/31/2028(b)	34,393	33,705
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/11/2028	1,290,593	1,294,626
MH Sub I LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 05/03/2028	1,114,400	1,097,684
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M US SOFR + 6.25%, 02/23/2029	705,038	662,104
		3,298,688
IT Services - 6.40%
Access CIG LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 0.50% Floor, 08/18/2028	748,125	750,310
Access CIG LLC, Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 02/27/2026	1,074,290	1,073,393
AG Group Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 12/29/2028	1,342,713	1,335,167

See Notes to Financial Statements.

18	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
IT Services (continued)
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M US SOFR + 7.00%, 02/19/2029	$1,881,655	$1,721,714
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 6M US SOFR + 3.50%, 0.75% Floor, 02/10/2028	2,344,619	2,303,226
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US SOFR + 5.00%, 1.00% Floor, 11/10/2027	881,094	879,204
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 05/12/2028	810,301	808,782
Vaco Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 01/21/2029	1,426,396	1,411,241
Virtusa Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 02/11/2028	1,492,327	1,497,774
World Wide Technology Holding Co., LLC, TL, First Lien Term Loan, 1M US SOFR + 3.25%, 03/01/2030	408,342	410,386
		12,191,197
Leisure Products - 0.13%
Recess Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 03/29/2027(b)	240,760	242,867

Life Sciences Tools & Services - 2.64%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 0.50% Floor, 02/22/2028	836,794	822,883
Curia Global, Inc., First Lien 2021 Term Loan, 3M US SOFR + 3.75%, 0.75% Floor, 08/30/2026	1,513,154	1,366,098
IQVIA INC., TL, First Lien Term Loan, 3M US SOFR + 2.00%, 01/02/2031	195,192	196,221
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2027	927,893	908,640
Maravai Intermediate Holdings LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/19/2027	343,825	336,663
Parexel International Corporation, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/15/2028	1,381,479	1,391,322
		5,021,827
Machinery - 3.84%
Asp Blade Holdings, Inc. TLB, First Lien Term Loan, 3M US SOFR + 4.00%, 0.50% Floor, 10/13/2028	239,551	214,848
Bettcher Industries, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/14/2028	832,239	829,380
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 05/19/2028	1,424,352	1,418,341
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/30/2028	732,947	723,709
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 4.00%, 1.00% Floor, 08/31/2028	1,753,139	1,760,449
Project Castle, Inc., First Lien Term Loan, 3M US SOFR + 5.50%, 06/01/2029	1,501,000	1,339,642
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 04/05/2029	912,310	916,493
Titan Acquisition, Ltd., First Lien Initial Term Loan, 1M US SOFR + 3.00%, 03/28/2025	98,778	98,768
		7,301,630
Media - 2.06%
Charter Communications Operating LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 02/01/2027	1,039,175	1,040,479
iHeartCommunications, Inc., First Lien New Term Loan, 1M US SOFR + 3.00%, 05/01/2026	1,400,000	1,213,709
Univision Communications, Inc., First Lien Term Loan:
1M US SOFR + 3.25%, 0.75% Floor, 03/15/2026	1,450,156	1,454,695
3M US SOFR + 4.25%, 06/24/2029	214,909	215,769
		3,924,652

See Notes to Financial Statements.

Annual Report | December 31, 2023	19

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Metals & Mining - 0.18%
Arsenal Aic Parent LLC, TL, First Lien Term Loan, 1M US SOFR + 4.75%, 08/18/2030	$343,356	$345,287

Mortgage Real Estate Investment Trusts (REITs) - 0.31%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 04/23/2026	296,134	292,432
1M US SOFR + 2.75%, 0.50% Floor, 04/23/2026(b)	296,193	293,231
		585,663
Oil, Gas & Consumable Fuels - 0.99%
Buckeye Partners LP, First Lien Term Loan, 1M US SOFR + 2.25%, 11/01/2026	490,537	492,352
Buckeye Partners, LP TLB 1L, First Lien Term Loan, 1M US SOFR + 2.50%, 11/22/2030	259,794	260,959
Freeport LNG, First Lien Term Loan, 3M US SOFR + 3.50%, 12/21/2028	365,241	365,601
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 3M US SOFR + 3.00%, 10/04/2030	359,040	359,584
Whitewater Whistler Holdings, LLC, TL, First Lien Term Loan, 1M US SOFR + 8.49%, 02/15/2030	409,468	410,957
		1,889,453
Passenger Airlines - 1.40%
Air Canada, First Lien B Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 08/11/2028	890,977	894,804
American Airlines, Inc., First Lien 2020 Term Loan, 3M US SOFR + 1.75%, 01/29/2027	231,254	229,564
American Airlines, Inc., First Lien Term Loan, 6M US SOFR + 2.75%, 02/15/2028	602,828	603,054
United AirLines, Inc., First Lien Class B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2028	930,595	935,248
		2,662,670
Pharmaceuticals - 1.25%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	1,384,556	1,377,827
Padagis LLC, First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.50% Floor, 07/06/2028	1,040,524	1,008,008
		2,385,835
Professional Services - 8.28%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 02/04/2028	1,524,129	1,529,273
CoreLogic, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 06/02/2028	1,366,214	1,333,199
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.50%, 0.50% Floor, 06/04/2029	567,442	511,055
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US SOFR + 6.75%, 0.75% Floor, 04/07/2028	304,000	292,220
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US SOFR + 4.75%, 04/26/2029	751,604	744,761
Dun & Bradstreet Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 02/06/2026	928,511	931,561
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US SOFR + 4.25%, 07/06/2029	565,585	562,050
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US SOFR + 4.25%, 07/06/2029	1,225,434	1,217,775
Equiniti Group PLC, First Lien Term Loan, 6M US SOFR + 4.50%, 12/11/2028	1,134,028	1,139,698
Genuine Financial Holdings LLC, First Lien Term Loan, 6M US SOFR + 4.25%, 09/27/2030	1,300,296	1,299,133
Inmar, Inc., TL, First Lien Term Loan, 1M US SOFR + 5.25%, 05/01/2026	592,217	586,294
Lereta, LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 07/30/2028	482,271	370,143
Omnia Partners, LLC, TL, First Lien Term Loan, 4M US SOFR + 4.25%, 07/25/2030	1,426,899	1,437,608
Ryan LLC., First Lien Term Loan, 1M US SOFR + 4.50%, 11/14/2030	494,603	496,923
Trans Union LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 11/16/2026	1,773,631	1,777,976
TransUnion 11/21 B6 TLB, First Lien Term Loan, 1M US SOFR + 2.25%, 12/01/2028	285,869	287,174
VT Topco, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/09/2030	1,244,434	1,252,212
		15,769,055

See Notes to Financial Statements.

20	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Real Estate Management & Development - 0.72%
Cushman & Wakefield US Borrower LLC, First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 01/31/2030	$582,640	$579,362
3M US SOFR + 4.00%, 01/31/2030	792,873	793,864
		1,373,226
Software - 16.05%
Apttus Corp., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/08/2028	573,983	576,196
Boxer Parent Company Inc., Term Loan, First Lien Term Loan, 6M US SOFR + 4.50%, 12/02/2028	353,846	356,898
Central Parent, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 07/06/2029	1,692,738	1,704,282
Cloud Software Group, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 03/30/2029	1,580,039	1,547,356
Cloudera, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/08/2028	1,150,000	1,142,094
Connectwise, LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 09/29/2028	1,611,739	1,611,739
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 10/16/2028	1,779,961	1,726,562
Epicor Software Corp. TL 1L, First Lien Term Loan, 1M US SOFR + 3.75%, 07/30/2027	130,909	132,218
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 02/18/2027	1,447,989	1,383,278
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 12/01/2027	1,333,186	1,339,966
GTCR W Merger Sub LLC, TL, First Lien Term Loan, 6M US SOFR + 3.75%, 0.50% Floor, 09/20/2030	867,155	872,033
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 11/19/2026	2,058,432	1,956,251
Idera, Inc., First Lien B-1 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/02/2028	1,356,038	1,351,800
INSTRUCTURE HOLDINGS, INC. TLB 1L, First Lien Term Loan, 6M US SOFR + 2.75%, 10/30/2028	319,672	321,670
ISOLVED, INC.TLB 1L, First Lien Term Loan, 6M US SOFR + 4.00%, 10/14/2030	320,000	321,000
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/01/2027	247,811	235,472
Ivanti Software, Inc., Second Lien Term Loan, 3M US SOFR + 7.25%, 12/01/2028	537,313	436,118
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US SOFR + 5.00%, 0.75% Floor, 07/27/2028	1,685,704	1,206,332
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 05/02/2029	1,000,376	949,422
Perforce Software, Inc., First Lien New Term Loan, 1M US SOFR + 3.75%, 07/01/2026	321,908	319,493
PROJECT ALPHA INTERMEDIATE HOLDING, INC., TL, First Lien Term Loan, 1M US SOFR + 4.75%, 10/28/2030	2,277,269	2,294,110
Proofpoint, Inc., TL, First Lien Term Loan, 1M US SOFR + 3.25%, 08/31/2028	1,686,984	1,689,852
Quartz Acquireco, LLC, TL, First Lien Term Loan, 1M US SOFR + 3.50%, 06/28/2030(b)	1,379,586	1,385,622
Quest Borrower Ltd., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	1,735,554	1,334,450
Rocket Software, Inc., TL, First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 11/28/2028	554,278	545,617
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	175,631	176,129
1M US L + 2.25%, 0.50% Floor, 03/22/2029	295,560	296,398
Surf Holdings S.a r.l., First Lien Dollar Tranche Term Loan, 1M US SOFR + 3.50%, 03/05/2027	1,641,483	1,647,023
Vision Solutions, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 04/24/2028	1,689,549	1,679,412
		30,538,793
Specialty Retail - 1.77%
EG America LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 02/07/2028	1,514,550	1,491,832
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/04/2028	196,483	197,097

See Notes to Financial Statements.

Annual Report | December 31, 2023	21

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Specialty Retail (continued)
Pilot Travel Centers LLC, First Lien Term Loan, 1M US L + 2.00%, 08/04/2028	$1,682,785	$1,689,970
		3,378,899
Technology Hardware, Storage & Peripherals - 0.26%
Xerox 11/23 TLB 1L, First Lien Term Loan, 3M US SOFR + 4.00%, 11/17/2029	492,000	493,537

Textiles, Apparel & Luxury Goods - 0.68%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US SOFR + 5.50%, 12/19/2025	1,283,371	1,289,788

Trading Companies & Distributors - 3.50%
Fastlane Parent Co., Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 09/29/2028	426,636	426,836
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	1,158,573	1,160,891
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 03/12/2028	2,042,278	2,041,512
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 12/28/2027	575,570	563,198
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/19/2027	1,045,230	1,048,716
Windsor Holdings III, LLC, TL, First Lien Term Loan, 6M US SOFR + 4.50%, 08/01/2030	1,401,249	1,413,510
		6,654,663
Transportation Infrastructure - 0.67%
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/07/2028	1,276,431	1,279,342

Wireless Telecommunication Services - 0.88%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/17/2027	1,674,947	1,672,551

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $266,562,634)		263,085,691

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 6.97%
Consumer Finance - 0.78%
Octagon 60, Ltd., 3M US SOFR + 5.00%, 10/20/2035(b)(e)	1,000,000	1,013,092
PPM CLO 3, Ltd., 3M US SOFR + 6.87%, 04/17/2034(b)(e)	500,000	459,067
		1,472,159
Financial Services - 6.19%
Allegro CLO XII, Ltd., 3M US SOFR + 7.36%, 01/21/2032(b)(e)	1,000,000	991,008
Bain Capital Credit CLO 2020-4, Ltd., 3M US SOFR + 7.98%, 10/20/2036(b)(e)	1,000,000	1,002,964
Bain Capital Credit CLO 2022-3, Ltd., 3M US SOFR + 3.70%, 07/17/2035(b)(e)	1,000,000	990,090
Carlyle US CLO 2022-6, Ltd., 3M US SOFR + 4.75%, 10/25/2036(b)(e)	1,000,000	1,013,164
CIFC Funding 2019-V, Ltd., 3M US SOFR + 3.41%, 01/15/2035(b)(e)	1,000,000	988,713
CIFC Funding 2022-VII, Ltd., 3M US SOFR + 5.35%, 10/22/2035(b)(e)	1,000,000	1,013,823
Clover CLO 2021-3 LLC, 3M US SOFR + 3.36%, 01/25/2035(b)(e)	1,250,000	1,249,828
Eaton Vance CLO 2013-1, Ltd., 3M US SOFR + 7.06%, 01/15/2034(b)(e)	500,000	494,777
HPS Loan Management CLO 6-2015, Ltd., 3M US SOFR + 5.36%, 02/05/2031(b)(e)	834,000	761,441
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(e)	1,000,000	988,650
Rad CLO 5, Ltd., 3M US SOFR + 6.96%, 07/24/2032(b)(e)	500,000	494,275
Romark CLO IV, Ltd., 3M US SOFR + 7.21%, 07/10/2034(b)(e)	1,000,000	930,139

See Notes to Financial Statements.

22	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Financial Services (continued)
Sound Point CLO XXXII, Ltd., 3M US SOFR + 6.96%, 10/25/2034(b)(e)	$1,000,000	$868,278
		11,787,150
TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $13,439,329)		13,259,309

CORPORATE BONDS - 3.16%
Aerospace & Defense - 0.15%
Bombardier, Inc., 8.750%, 11/15/2030(e)	5,000	5,330
Moog, Inc., 4.250%, 12/15/2027(e)	13,000	12,288
Rolls-Royce PLC, 5.750%, 10/15/2027(e)	10,000	10,023
Spirit AeroSystems, Inc., 4.600%, 06/15/2028	40,000	35,426
TransDigm, Inc.:
4.625%, 01/15/2029	15,000	14,093
4.880%, 05/01/2029	110,000	102,942
Triumph Group, Inc., 7.750%, 08/15/2025	113,000	112,721
		292,823
Automobile Components - 0.02%
Patrick Industries, Inc., 4.750%, 05/01/2029(e)	45,000	41,101

Automobiles - 0.01%
Thor Industries, Inc., 4.000%, 10/15/2029(e)	17,000	15,184

Banks - 0.05%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(e)	85,000	84,638
Popular, Inc., 7.250%, 03/13/2028	5,000	5,149
		89,787
Broadline Retail - 0.00%
Macy's Retail Holdings LLC, 4.500%, 12/15/2034	10,000	8,117

Building Products - 0.02%
Griffon Corp., 5.750%, 03/01/2028	45,000	44,270

Chemicals - 0.03%
Chemours Co., 5.750%, 11/15/2028(e)	3,000	2,862
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(e)	15,000	14,011
Methanex Corp., 5.125%, 10/15/2027	15,000	14,669
Minerals Technologies, Inc., 5.000%, 07/01/2028(e)	22,000	21,178
		52,720
Commercial Services & Supplies - 0.02%
Deluxe Corp., 8.000%, 06/01/2029(e)	10,000	8,858
Pitney Bowes, Inc., 7.250%, 03/15/2029(e)	17,000	14,574
Steelcase, Inc., 5.125%, 01/18/2029	25,000	23,734
		47,166
Construction & Engineering - 0.01%
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(e)	14,000	11,917
Tutor Perini Corp., 6.875%, 05/01/2025(e)	13,000	12,702
		24,619

See Notes to Financial Statements.

Annual Report | December 31, 2023	23

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Consumer Finance - 0.24%
Ally Financial, Inc., 6.700%, 02/14/2033	$22,000	$22,049
Enova International, Inc., 8.500%, 09/15/2025(e)	15,000	14,753
FirstCash, Inc.:
4.630%, 09/01/2028(e)	55,000	51,395
5.625%, 01/01/2030(e)	20,000	19,180
goeasy, Ltd., 9.250%, 12/01/2028(e)	47,000	50,236
Goeasy, Ltd., 4.375%, 05/01/2026(e)	19,000	18,314
Navient Corp.:
5.000%, 03/15/2027	20,000	19,328
4.880%, 03/15/2028	50,000	46,510
9.375%, 07/25/2030	19,000	19,921
5.625%, 08/01/2033	30,000	24,656
OneMain Finance Corp.:
3.880%, 09/15/2028	60,000	53,134
5.375%, 11/15/2029	15,000	14,068
7.875%, 03/15/2030	23,000	23,696
PRA Group, Inc., 8.375%, 02/01/2028(e)	10,000	9,633
SLM Corp., 4.200%, 10/29/2025	40,000	38,836
Synchrony Financial, 7.250%, 02/02/2033	19,000	18,869
World Acceptance Corp., 7.000%, 11/01/2026(e)	15,000	13,531
		458,109
Containers & Packaging - 0.02%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 4.000%, 09/01/2029(e)	30,000	25,432
Cascades, Inc./Cascades USA, Inc., 5.380%, 01/15/2028(e)	10,000	9,688
		35,120
Diversified Consumer Services - 0.02%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(e)	25,000	24,074
WW International, Inc., 4.500%, 04/15/2029(e)	18,000	11,819
		35,893
Diversified REITs - 0.06%
Iron Mountain, Inc.:
5.250%, 03/15/2028(e)	10,000	9,729
7.000%, 02/15/2029(e)	17,000	17,484
Service Properties Trust:
5.250%, 02/15/2026	10,000	9,721
4.750%, 10/01/2026	10,000	9,344
4.950%, 02/15/2027	80,000	72,526
		118,804
Diversified Telecommunication Services - 0.12%
Cogent Communications Group, Inc., 7.000%, 06/15/2027(e)	60,000	60,356
Consolidated Communications, Inc., 6.500%, 10/01/2028(e)	27,000	23,422
Frontier Communications Holdings LLC:
6.750%, 05/01/2029(e)	104,000	93,106
5.875%, 11/01/2029	12,000	10,154
6.000%, 01/15/2030(e)	10,000	8,542
Viasat, Inc., 6.500%, 07/15/2028(e)	32,000	26,315
		221,895

See Notes to Financial Statements.

24	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Electric Utilities - 0.04%
NRG Energy, Inc.:
3.375%, 02/15/2029(e)	$35,000	$30,952
3.625%, 02/15/2031(e)	16,000	13,766
Vistra Operations Co. LLC, 7.750%, 10/15/2031(e)	22,000	22,866
		67,584
Energy Equipment & Services - 0.14%
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(e)	80,000	78,883
Helix Energy Solutions Group, Inc., 9.750%, 03/01/2029(e)	25,000	26,311
Oceaneering International, Inc., 6.000%, 02/01/2028	20,000	19,408
Precision Drilling Corp., 6.875%, 01/15/2029(e)	35,000	33,790
Transocean, Inc.:
7.500%, 01/15/2026(e)	25,000	24,587
7.500%, 04/15/2031	42,000	37,021
Valaris, Ltd., 8.375%, 04/30/2030(e)	50,000	51,270
		271,270
Entertainment - 0.02%
Cinemark USA, Inc., 5.250%, 07/15/2028(e)	33,000	30,306

Financial Services - 0.14%
Burford Capital Global Finance LLC, 6.875%, 04/15/2030(e)	18,000	17,396
Compass Group Diversified Holdings LLC, 5.250%, 04/15/2029(e)	20,000	18,914
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(e)	50,000	49,677
5.500%, 08/15/2028(e)	70,000	67,386
PennyMac Financial Services, Inc.:
4.250%, 02/15/2029(e)	85,000	76,608
7.875%, 12/15/2029(e)	19,000	19,585
5.750%, 09/15/2031(e)	15,000	13,904
PHH Mortgage Corp., 7.875%, 03/15/2026(e)	6,000	5,380
		268,850
Gas Utilities - 0.04%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(e)	62,000	56,301
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(e)	30,000	27,845
		84,146
Ground Transportation - 0.00%
XPO, Inc., 7.125%, 02/01/2032(e)	8,000	8,262

Health Care Providers & Services - 0.08%
CHS/Community Health Systems, Inc.:
8.000%, 03/15/2026(e)	18,000	17,956
6.875%, 04/15/2029(e)	35,000	22,625
6.125%, 04/01/2030(e)	23,000	14,920
DaVita, Inc., 4.625%, 06/01/2030(e)	70,000	61,171
MPH Acquisition Holdings LLC, 5.750%, 11/01/2028(e)	40,000	32,544
		149,216
Hotels, Restaurants & Leisure - 0.20%
Bloomin' Brands, Inc. / OSI Restaurant Partners LLC, 5.125%, 04/15/2029(e)	10,000	9,234
Carnival Corp.:
6.000%, 05/01/2029(e)	60,000	57,778
10.500%, 06/01/2030(e)	45,000	49,254

See Notes to Financial Statements.

Annual Report | December 31, 2023	25

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Hotels, Restaurants & Leisure (continued)
Carrols Restaurant Group, Inc., 5.875%, 07/01/2029(e)	$20,000	$17,688
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	30,000	28,771
Light & Wonder International, Inc., 7.500%, 09/01/2031(e)	6,000	6,262
NCL Corp., Ltd.:
5.875%, 03/15/2026(e)	110,000	107,563
7.750%, 02/15/2029(e)	10,000	10,070
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.625%, 09/01/2029(e)	12,000	9,612
Royal Caribbean Cruises, Ltd.:
5.375%, 07/15/2027(e)	10,000	9,906
7.500%, 10/15/2027	15,000	15,788
3.700%, 03/15/2028	60,000	55,358
		377,284
Household Durables - 0.20%
Beazer Homes USA, Inc.:
5.875%, 10/15/2027	34,000	33,252
7.250%, 10/15/2029	15,000	15,151
Century Communities, Inc., 3.880%, 08/15/2029(e)	24,000	21,750
Dream Finders Homes, Inc., 8.250%, 08/15/2028(e)	10,000	10,579
LGI Homes, Inc., 8.750%, 12/15/2028(e)	23,000	24,481
M/I Homes, Inc., 3.950%, 02/15/2030	51,000	45,441
Taylor Morrison Communities, Inc., 5.750%, 01/15/2028(e)	75,000	75,432
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(e)	85,000	76,863
3.880%, 10/15/2031(e)	15,000	12,700
TopBuild Corp., 3.630%, 03/15/2029(e)	35,000	31,751
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	35,000	34,668
		382,068
Household Products - 0.03%
Central Garden & Pet Co., 4.125%, 04/30/2031(e)	9,000	7,963
Energizer Holdings, Inc., 4.750%, 06/15/2028(e)	44,000	40,726
		48,689
Interactive Media & Services - 0.01%
ANGI Group LLC, 3.875%, 08/15/2028(e)	19,000	16,065

IT Services - 0.04%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc., 6.000%, 11/01/2029(e)	10,000	9,017
Sabre GLBL, Inc.:
8.625%, 06/01/2027(e)	41,000	37,346
11.250%, 12/15/2027(e)	22,000	21,629
		67,992
Machinery - 0.07%
Allison Transmission, Inc., 4.750%, 10/01/2027(e)	90,000	87,020
Manitowoc Co., Inc., 9.000%, 04/01/2026(e)	20,000	20,149
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	5,000	4,631
Titan International, Inc., 7.000%, 04/30/2028	25,000	25,035
Wabash National Corp., 4.500%, 10/15/2028(e)	2,000	1,807
		138,642

See Notes to Financial Statements.

26	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Marine Transportation - 0.01%
Danaos Corp., 8.500%, 03/01/2028(e)	$17,000	$17,276

Media - 0.28%
Advantage Sales & Marketing, Inc., 6.500%, 11/15/2028(e)	49,000	45,207
AMC Networks, Inc., 4.250%, 02/15/2029	23,000	17,572
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.125%, 05/01/2027(e)	30,000	29,004
5.000%, 02/01/2028(e)	30,000	28,727
5.375%, 06/01/2029(e)	12,000	11,327
4.750%, 03/01/2030(e)	15,000	13,728
7.375%, 03/01/2031(e)	20,000	20,540
4.500%, 05/01/2032	18,000	15,440
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(e)	98,000	84,589
7.500%, 06/01/2029(e)	13,000	10,822
CSC Holdings LLC:
7.500%, 04/01/2028(e)	44,000	32,958
11.250%, 05/15/2028(e)	22,000	22,684
5.750%, 01/15/2030(e)	10,000	6,235
DISH DBS Corp., 7.750%, 07/01/2026	64,000	44,643
Gray Escrow II, Inc., 5.375%, 11/15/2031(e)	15,000	11,334
Gray Television, Inc.:
7.000%, 05/15/2027(e)	76,000	72,311
4.750%, 10/15/2030(e)	5,000	3,769
iHeartCommunications, Inc., 6.375%, 05/01/2026	12,000	10,242
Nexstar Media, Inc., 4.750%, 11/01/2028(e)	10,000	9,223
Scripps Escrow II, Inc., 5.375%, 01/15/2031(e)	16,000	11,761
Scripps Escrow, Inc., 5.875%, 07/15/2027(e)	22,000	19,566
Sinclair Television Group, Inc., 5.500%, 03/01/2030(e)	7,000	5,259
Sirius XM Radio, Inc., 4.000%, 07/15/2028(e)	10,000	9,255
Urban One, Inc., 7.375%, 02/01/2028(e)	6,000	5,106
		541,302
Metals & Mining - 0.16%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	35,000	33,058
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(e)	10,000	9,922
6.125%, 04/15/2032(e)	76,000	76,653
GrafTech Global Enterprises, Inc., 9.875%, 12/15/2028(e)	10,000	7,725
IAMGOLD Corp., 5.750%, 10/15/2028(e)	17,000	14,643
Mineral Resources, Ltd.:
8.125%, 05/01/2027(e)	48,000	48,829
8.000%, 11/01/2027(e)	35,000	35,932
New Gold, Inc., 7.500%, 07/15/2027(e)	25,000	25,254
SunCoke Energy, Inc., 4.880%, 06/30/2029(e)	34,000	30,635
Taseko Mines, Ltd., 7.000%, 02/15/2026(e)	25,000	23,760
		306,411
Mortgage Real Estate Investment Trusts (REITs) - 0.10%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(e)	32,000	26,955
Rithm Capital Corp., 6.250%, 10/15/2025(e)	35,000	34,492

See Notes to Financial Statements.

Annual Report | December 31, 2023	27

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Mortgage Real Estate Investment Trusts (REITs) (continued)
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(e)	$28,000	$26,548
4.380%, 01/15/2027(e)	100,000	94,349
		182,344
Oil, Gas & Consumable Fuels - 0.41%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 01/15/2028(e)	40,000	39,638
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(e)	15,000	14,528
Calumet Specialty Products Partners LP / Calumet Finance Corp.:
8.125%, 01/15/2027(e)	12,000	11,802
9.750%, 07/15/2028(e)	18,000	17,898
Civitas Resources, Inc.:
8.375%, 07/01/2028(e)	45,000	47,034
8.750%, 07/01/2031(e)	5,000	5,329
CNX Resources Corp., 6.000%, 01/15/2029(e)	52,000	49,911
Comstock Resources, Inc., 6.750%, 03/01/2029(e)	26,000	23,810
CVR Energy, Inc., 5.750%, 02/15/2028(e)	43,000	39,712
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(e)	27,000	25,532
Energean PLC, 6.500%, 04/30/2027(e)	10,000	9,142
EnLink Midstream Partners LP, 5.450%, 06/01/2047	5,000	4,374
EnQuest PLC, 11.625%, 11/01/2027(e)	9,000	8,592
Global Partners LP / GLP Finance Corp., 7.000%, 08/01/2027	30,000	29,359
Hess Midstream Operations LP, 5.625%, 02/15/2026(e)	30,000	29,807
Northern Oil and Gas, Inc.:
8.125%, 03/01/2028(e)	60,000	60,813
8.750%, 06/15/2031(e)	11,000	11,471
NuStar Logistics LP, 5.750%, 10/01/2025	11,000	10,940
Parkland Corp.:
5.875%, 07/15/2027(e)	30,000	29,898
4.500%, 10/01/2029(e)	59,000	54,149
4.630%, 05/01/2030(e)	35,000	32,238
PBF Holding Co. LLC / PBF Finance Corp., 7.875%, 09/15/2030(e)	28,000	28,548
SM Energy Co., 5.625%, 06/01/2025	50,000	49,458
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	93,000	86,492
Vital Energy, Inc., 7.750%, 07/31/2029(e)	37,000	35,416
W&T Offshore, Inc., 11.750%, 02/01/2026(e)	15,000	15,438
		771,329
Paper & Forest Products - 0.02%
Louisiana-Pacific Corp., 3.625%, 03/15/2029(e)	20,000	17,938
Mercer International, Inc., 5.125%, 02/01/2029	30,000	25,809
		43,747
Passenger Airlines - 0.03%
Air Canada, 3.875%, 08/15/2026(e)	35,000	33,461
American Airlines Group, Inc., 3.750%, 03/01/2025(e)	10,000	9,754
American Airlines, Inc., 7.250%, 02/15/2028(e)	20,000	20,247
		63,462
Personal Care Products - 0.05%
Edgewell Personal Care Co., 5.500%, 06/01/2028(e)	50,000	49,117
Herbalife Nutrition, Ltd. / HLF Financing, Inc., 7.875%, 09/01/2025(e)	39,000	38,569
		87,686

See Notes to Financial Statements.

28	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Professional Services - 0.01%
TriNet Group, Inc., 3.500%, 03/01/2029(e)	$25,000	$22,394

Real Estate Management & Development - 0.06%
Howard Hughes Corp., 4.380%, 02/01/2031(e)	74,000	64,309
Kennedy-Wilson, Inc., 4.750%, 03/01/2029	27,000	22,572
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(e)	40,000	31,131
		118,012
Software - 0.02%
MicroStrategy, Inc., 6.125%, 06/15/2028(e)	34,000	33,021

Specialized REITs - 0.06%
Iron Mountain, Inc., 5.625%, 07/15/2032(e)	57,000	54,094
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(e)	20,000	13,998
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	68,000	49,140
		117,232
Specialty Retail - 0.10%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(e)	40,000	36,399
Foot Locker, Inc., 4.000%, 10/01/2029(e)	15,000	12,432
Gap, Inc.:
3.625%, 10/01/2029(e)	62,000	53,086
3.875%, 10/01/2031(e)	35,000	28,873
Upbound Group, Inc., 6.375%, 02/15/2029(e)	32,000	30,066
Victoria's Secret & Co., 4.625%, 07/15/2029(e)	37,000	30,953
		191,809
Technology Hardware, Storage & Peripherals - 0.06%
NCR Voyix Corp., 5.000%, 10/01/2028(e)	15,000	14,195
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	109,000	98,489
		112,684
Trading Companies & Distributors - 0.01%
BlueLinx Holdings, Inc., 6.000%, 11/15/2029(e)	17,000	15,753

TOTAL CORPORATE BONDS
(Cost $5,751,290)		6,020,444

	Shares	Value
COMMON STOCK - 0.14%
Health Care Equipment & Supplies - 0.01%
Carestream Health Holdings Inc(f)	55,510	24,054

Health Care Providers & Services - 0.13%
Envision Healthcare Corp. Equity(b)(f)	29,091	247,274

TOTAL COMMON STOCK
(Cost $2,026,807)		271,328

See Notes to Financial Statements.

Annual Report | December 31, 2023	29

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Shares	Value
SHORT-TERM INVESTMENTS - 4.36%
Open-End Investment Companies - 4.36%

Bank of New York Cash Reserve (0.00% 7-Day Yield)	8,289,886	$8,289,886

TOTAL SHORT-TERM INVESTMENTS
(Cost $8,289,886)		8,289,886

Total Investments- 152.86%
(Cost $296,069,946)		290,926,658

Liabilities in Excess of Other Assets - (5.78)%		(11,001,399)

Leverage Facility - (47.08)%		(89,600,000)

Net Assets - 100.00%		$190,325,259

Amounts above are shown as a percentage of net assets as of December 31, 2023.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of December 31, 2023 was 5.47%

3M US L - 3 Month LIBOR as of December 31, 2023 was 5.59%

6M US L - 6 Month LIBOR as of December 31, 2023 was 5.59%

1M US SOFR - 1 Month SOFR as of December 31, 2023 was 5.35%

3M US SOFR - 3 Month SOFR as of December 31, 2023 was 5.33%

6M US SOFR - 6 Month SOFR as of December 31, 2023 was 5.16%

PRIME - US Prime Rate as of December 31, 2023 was 8.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Security is in default as of period end.
(d)	A portion of this position was not funded as of December 31, 2023. The Portfolio of Investments records only the funded portion of each position. As of December 31, 2023, the Fund has unfunded delayed draw loans in the amount of $613,344. Fair value of these unfunded delayed draws was $617,082. Additional information is provided in Note 9 General Commitments and Contingencies.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $17,933,166, which represented approximately 9.42% of net assets as of December 31, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(f)	Non-income producing security.

See Notes to Financial Statements.

30	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 128.17%
Aerospace & Defense - 6.90%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M US SOFR + 4.00%, 02/15/2029	$1,547,198	$1,550,679
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	1,934,577	1,806,856
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	393,473	367,496
Avolon TLB Borrower 1 (US) TL, First Lien Term Loan, 1M US SOFR + 2.50%, 06/22/2028	652,650	654,879
Dynasty Acquisition Co., Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 08/24/2028	863,236	866,547
LSF11 Trinity BidCo, Inc., First Lien Term Loan, First Lien Term Loan, 6M US SOFR + 4.00%, 06/14/2030(b)	978,646	985,986
Nordam Group LLC, First Lien Initial Term Loan, 1M US SOFR + 5.50%, 04/09/2026	1,371,600	1,263,930
Peraton Corp., First Lien B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 02/01/2028	1,993,783	2,001,260
Standard Aero, Ltd., First Lien Term Loan, 1M US SOFR + 4.00%, 08/24/2028	369,958	371,377
TransDigm Inc., TLI, First Lien Term Loan, 3M US SOFR + 3.25%, 08/24/2028	848,761	853,688
Vertex Aerospace Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 12/06/2028	785,992	787,819
		11,510,517
Air Freight & Logistics - 1.84%
Clue Opco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 09/20/2030	1,130,000	1,074,438
Rinchem Company, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 03/02/2029	1,196,597	1,033,938
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 07/26/2028	979,905	963,089
		3,071,465
Automobile Components - 2.35%
Belron Finance US LLC, First Lien Term Loan, 6M US L + 0.00%, 0.50% Floor, 04/18/2029(b)	321,246	322,852
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	1,284,228	1,220,684
Clarios Global LP, TL, First Lien Term Loan, 3M US SOFR + 3.75%, 05/06/2030	488,390	490,100
First Brands Group LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 1.00% Floor, 03/30/2027	810,687	806,131
First Brands Group, LLC, First Lien 2018 New Tranche E Term Loan, 3M US L + 2.50%, 03/30/2027	501,193	498,061
Phinia Inc., TL, First Lien Term Loan, 6M US SOFR + 3.75%, 07/03/2028(b)	576,056	579,297
		3,917,125
Beverages - 0.53%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 03/31/2028	885,606	878,964

Biotechnology - 0.63%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 3M US SOFR + 2.00%, 11/15/2027	1,048,358	1,049,669

Building Products - 3.29%
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 04/12/2028	1,072,577	1,074,700
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/23/2027	1,015,468	1,001,607
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 12/17/2027	852,829	844,702
LHS Borrower, LLC, TL, First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 02/16/2029	145,534	131,981
Oscar Acquisitionco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 04/29/2029	1,133,771	1,124,661
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 5.00%, 05/28/2026	1,348,956	1,308,150
		5,485,801

See Notes to Financial Statements.

Annual Report | December 31, 2023	31

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Capital Markets - 5.95%
Advisor Group Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 08/17/2028	$1,068,711	$1,073,472
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 07/27/2028	1,206,479	1,203,462
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US SOFR + 6.50%, 08/02/2029	1,747,855	1,687,772
Aretec Group, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 08/09/2030	901,203	901,816
Citadel Securities LP, First Lien Term Loan, 1M US SOFR + 2.50%, 07/29/2030	373,333	374,655
CITCO FUNDING LLC TL 1L, First Lien Term Loan, 6M US SOFR + 3.25%, 04/27/2028	418,945	420,975
Focus Financial Partners LLC, First Lien Term Loan:
1M US SOFR + 3.50%, 06/30/2028	476,968	478,800
3M US L + 2.50%, 0.50% Floor, 06/30/2028	1,432,648	1,435,248
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US SOFR + 4.75%, 03/27/2026	1,065,362	1,066,976
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028	1,283,699	1,289,316
		9,932,492
Chemicals - 0.95%
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M US SOFR + 2.50%, 0.50% Floor, 06/09/2028	1,239,848	1,243,418
Geon Performance Solutions LLC, First Lien Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 08/18/2028	342,728	343,157
		1,586,575
Commercial Services & Supplies - 6.58%
Action Environmental Group, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 10/24/2030(b)	962,305	967,117
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 05/12/2028	610,230	608,650
Allied Universal Holdco LLC, TLB, First Lien Term Loan, 3M US SOFR + 4.75%, 05/12/2028	1,330,000	1,333,012
Aramark Intermediate HoldCo Corp., First Lien U.S. B-4 Term Loan, 1M US SOFR + 1.75%, 01/15/2027	750,000	750,233
Belfor Holdings, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 11/01/2030	252,323	253,428
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	1,242,357	1,243,618
Covanta 11/21 TLC, First Lien Term Loan, 1M US SOFR + 2.50%, 11/30/2028	94,718	94,814
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 0.75% Floor, 03/30/2029	581,429	527,161
Garda World Security Corp., First Lien B-2 Term Loan, 1M US SOFR + 4.25%, 10/30/2026	1,015,521	1,018,618
HOMESERVE USA HOLDING CORP. TLB 1L, First Lien Term Loan, 1M US SOFR + 3.00%, 10/21/2030	312,412	313,779
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	64,743	63,529
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	1,194,455	1,172,059
Revspring, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 10/11/2025	1,026,000	1,022,578
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 1.00% Floor, 10/31/2025(c)	533,333	12,133
TMF Sapphire Bidco B.V., TLB, First Lien Term Loan, 1M US SOFR + 5.00%, 05/03/2028	258,182	260,441
TRC Companies, Second Lien Term Loan, 1M US SOFR + 6.75%, 12/07/2029(b)	633,538	598,694
United Site Cov-Lite, First Lien Term Loan, 3M US SOFR + 4.25%, 12/15/2028	950,535	746,712
		10,986,576
Communications Equipment - 0.05%
MLN US HoldCo LLC, First Lien B Term Loan, 3M US SOFR + 4.50%, 11/30/2025	699,130	81,564

Construction & Engineering - 2.33%
Aegion Corp., First Lien Initial Term Loan, 1M US SOFR + 4.75%, 0.75% Floor, 05/17/2028	1,393,386	1,396,284
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/30/2027	847,875	850,843
Tutor Perini Corp., First Lien B Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/18/2027	164,826	161,478

See Notes to Financial Statements.

32	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Construction & Engineering (continued)
Victory Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 11/19/2028	$1,552,899	$1,479,137
		3,887,742
Construction Materials - 1.61%
Quickrete Holdings, Inc., First Lien Initial Term Loan, 1M US SOFR + 2.625%, 02/01/2027	991,737	998,248
Summit Materials LLC, First Lien Term Loan, 6M US SOFR + 3.00%, 11/30/2028	175,717	176,486
Tamko Building Products LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 09/20/2030	1,510,545	1,519,676
		2,694,410
Containers & Packaging - 2.31%
Berry Global, Inc., First Lien Term Loan, 3M US SOFR + 1.75%, 07/01/2026	173,477	174,236
Proampac Pg Borrower LLC, First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 09/15/2028	1,168,384	1,172,035
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US SOFR + 4.00%, 0.50% Floor, 09/15/2028	1,328,850	1,326,917
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 03/03/2028	1,193,878	1,188,714
		3,861,902
Distributors - 0.52%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 5.00%, 0.50% Floor, 03/11/2028	886,310	869,138

Diversified Consumer Services - 2.76%
Loyalty Ventures, Inc., First Lien Term Loan, PRIME + 3.50%, 11/03/2027(c)	434,172	5,970
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 03/12/2029	135,854	136,023
Prime Security Services Borrower, LLC, TL, First Lien Term Loan, 3M US SOFR + 2.50%, 10/13/2030	561,929	564,255
Spring Education Group, Inc., TL, First Lien Term Loan, 6M US SOFR + 4.75%, 10/04/2030	388,738	390,342
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/10/2029	1,262,867	1,264,603
TruGreen LP, First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 11/02/2027	986,884	955,057
Weld North Education LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 12/21/2027	1,291,847	1,293,598
		4,609,848
Diversified REITs - 0.24%
Iron Mountain, Inc., First Lien Term Loan, 6M US L + 0.00%, 01/31/2031	402,632	403,262

Diversified Telecommunication Services - 4.80%
Level 3 Financing, Inc., First Lien Term Loan, First Lien Term Loan, 6M US SOFR + 1.75%, 03/01/2027(b)	633,319	611,153
Lumen Technologies, Inc., First Lien Term Loan, First Lien Term Loan, 6M US L + 0.00%, 03/15/2027(b)	1,337,153	929,321
Radiate Holdco, LLC,, First Lien Term Loan, 1M US SOFR + 3.25%, 09/25/2026	1,184,887	954,391
Telenet Financing USD LLC, First Lien Term Loan, 1M US SOFR + 2.00%, 04/30/2028	1,803,616	1,797,078
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US SOFR + 2.25%, 04/30/2028	2,190,005	2,185,899
Virgin Media Bristol LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 01/31/2028	493,300	492,409
Zacapa S.A.R.L., First Lien Term Loan, 3M US SOFR + 4.00%, 03/22/2029	1,045,956	1,045,376
		8,015,627
Electric Utilities - 1.06%
Generation Bridge Northeast LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 08/22/2029	521,892	524,611

See Notes to Financial Statements.

Annual Report | December 31, 2023	33

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Electric Utilities (continued)
Vistra Operations Co. LLC, First Lien 2018 Incremental Term Loan, 1M US SOFR + 2.00%, 12/31/2025	$1,235,294	$1,236,894
		1,761,505
Electrical Equipment - 1.45%
Generac Power Systems, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 12/13/2026	1,000,000	1,001,875
INNIO Group Holding GmbH Term Loan, First Lien Term Loan, 6M US SOFR + 4.50%, 10/31/2028	157,867	158,196
Madison IAQ LLC, First Lien Initial Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 06/21/2028	1,267,656	1,265,495
		2,425,566
Electronic Equipment, Instruments & Components - 2.43%
Chariot Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/03/2028	342,163	341,797
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 07/02/2029	1,065,262	1,071,254
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 09/06/2025	1,191,107	1,152,646
LTI Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 07/24/2026	362,310	351,893
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 09/06/2026	382,979	344,842
Miron Technologies, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 10/20/2028	793,222	796,890
		4,059,322
Entertainment - 1.01%
CE Intermediate I LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/10/2028	756,501	750,828
EP Purcasher, LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/06/2028	944,813	938,511
		1,689,339
Financial Services - 2.24%
Mitchell International, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 10/15/2028	1,384,942	1,386,341
Mitchell International, Inc., Second Lien Term Loan, 1M US SOFR + 6.50%, 10/15/2029	815,979	803,487
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 06/02/2028	1,575,914	1,556,805
		3,746,633
Food Products - 1.93%
CH Guenther 11/21 TL, First Lien Term Loan, 1M US SOFR + 3.00%, 12/08/2028(b)	872,610	874,791
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 2.25%, 01/29/2027	1,637,724	1,641,491
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 12/18/2026	519,533	520,291
Sovos Brands Intermediate, Inc., First Lien Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 06/08/2028	180,707	181,615
		3,218,188
Ground Transportation - 1.69%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 08/06/2027	1,332,648	1,331,648
Kenan Advantage Group, Inc., First Lien U.S. B-1 Term Loan, 6M US SOFR + 4.18%, 0.75% Floor, 03/24/2026	1,488,247	1,485,516
		2,817,164
Health Care Equipment & Supplies - 1.45%
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US SOFR + 0.00%, 02/27/2026	1,736,373	1,718,576
Carestream Health, Inc. TL 1L, First Lien Term Loan, 3M US L + 7.50%, 09/30/2027	115,644	90,383
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.50%, 03/05/2026	399,784	361,404

See Notes to Financial Statements.

34	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Health Care Equipment & Supplies (continued)
Resonetics LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 04/28/2028	$249,362	$249,882
		2,420,245
Health Care Providers & Services - 8.28%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US SOFR + 4.00%, 07/01/2026	237,230	185,751
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,138,963	891,808
DaVita, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/12/2026	1,017,916	1,018,735
Electron Bidco, Inc., First Lien Term Loan, 1M US SOFR + 3.00%, 11/01/2028	237,943	238,835
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US SOFR + 4.25%, 1.00% Floor, 03/14/2025	1,778,378	1,401,958
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US SOFR + 4.25%, 1.00% Floor, 10/02/2025	820,362	646,720
Heartland Dental, LLC, TL, First Lien Term Loan, 1M US SOFR + 5.00%, 04/28/2028	1,013,379	1,013,065
Midwest Physcn Admin Srvcs LLC, TL, First Lien Term Loan, 3M US SOFR + 3.25%, 03/12/2028	858,900	781,599
NAPA Management Services Corp., First Lien Term Loan, 3M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	1,007,928	930,338
National Mentor Holdings, Inc., TL, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	637,329	582,226
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	18,213	16,638
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 02/28/2028	1,336,053	1,321,857
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US SOFR + 7.50%, 10/26/2026(b)	133,136	123,151
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US SOFR + 3.75%, 03/31/2027	1,235,920	1,092,826
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 12/29/2028	1,022,961	992,272
Radiology Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 07/09/2025	1,175,238	953,782
Radnet Management, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.00%, 0.75% Floor, 04/23/2028	333,107	334,586
Surgery Center Holdings, INC., Term Loan, First Lien Term Loan, 6M US SOFR + 4.00%, 12/19/2030	265,380	266,790
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 0.50% Floor, 10/01/2028	1,112,708	1,021,221
		13,814,158
Health Care Technology - 2.32%
Gainwell Acquisition Corp., First Lien Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 10/01/2027	1,245,380	1,214,245
GHX Ultimate Parent Corp, TL, First Lien Term Loan, 3M US SOFR + 4.75%, 06/30/2027	1,002,977	1,006,949
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US SOFR + 4.00%, 08/27/2025	1,647,882	1,655,429
		3,876,623
Hotels, Restaurants & Leisure - 7.12%
1011778 BC Unlimited Liability Company, First Lien Term Loan, 1M US SOFR + 2.25%, 0.50% Floor, 09/23/2030	1,433,601	1,435,902
Bally's Corp., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 10/02/2028	1,395,955	1,326,827
BCPE Grill Parent, Inc.TLB, First Lien Term Loan, 1M US SOFR + 4.75%, 09/30/2030	386,950	380,339
Caesars Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/06/2030	1,250,749	1,255,733
Carnival Corp., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 10/18/2028	1,242,567	1,246,195
Entain PLC, First Lien Term Loan, 3M US L + 7.51%, 0.50% Floor, 10/31/2029	1,147,825	1,151,412
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 01/27/2029	1,340,408	1,342,713
Flutter Financing B.V., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 07/22/2028	267,864	269,128

See Notes to Financial Statements.

Annual Report | December 31, 2023	35

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Hotels, Restaurants & Leisure (continued)
Flutter Financing B.V., TL, First Lien Term Loan, 3M US SOFR + 2.25%, 11/25/2030	$1,157,919	$1,162,261
IRB Holding Corp., First Lien Term Loan, 3M US SOFR + 3.00%, 0.75% Floor, 12/15/2027	848,734	851,157
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US SOFR + 8.00%, 0.75% Floor, 02/04/2028	1,207,931	1,208,312
Whatabrands LLC, First Lien Initial B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 08/03/2028	260,900	261,670
		11,891,649
Household Durables - 0.70%
Culligan 11/23 Incre CovLi TL 1L, First Lien Term Loan, 6M US SOFR + 4.50%, 07/31/2028(d)	1,152,927	1,160,132

Independent Power and Renewable Electricity Producers - 0.91%
Calpine Corp., First Lien Term Loan, 1M US SOFR + 2.00%, 04/05/2026	1,381,912	1,386,341
Eastern Power LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 1.00% Floor, 10/02/2025	133,711	131,799
		1,518,140
Insurance - 3.83%
AmWINS Group, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 0.75% Floor, 02/19/2028	1,345,773	1,349,562
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US SOFR + 3.50%, 10/14/2027	1,496,811	1,499,303
Hyperion Refinance S.a r.l. TL, First Lien Term Loan, 3M US SOFR + 0.00%, 0.50% Floor, 04/18/2030	1,268,047	1,272,536
NFP Corp., First Lien Closing Date Term Loan, 1M US SOFR + 3.25%, 02/16/2027	1,193,541	1,201,096
USI, Inc., First Lien Term Loan, 3M US SOFR + 3.25%, 09/27/2030	1,060,057	1,063,036
		6,385,533
Interactive Media & Services - 1.46%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US SOFR + 2.75%, 0.75% Floor, 06/26/2028	207,821	210,569
Foundational Education Group, Inc., First Lien Term Loan, 3M US SOFR + 3.75%, 08/31/2028(b)	33,050	32,389
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/11/2028	579,685	581,497
MH Sub I LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 05/03/2028	985,050	970,274
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M US SOFR + 6.25%, 02/23/2029	675,113	634,002
		2,428,731
IT Services - 5.98%
Access CIG LLC, Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 02/27/2026	940,445	939,660
AG Group Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 12/29/2028	1,276,735	1,269,560
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M US SOFR + 7.00%, 02/19/2029	1,625,691	1,487,508
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 6M US SOFR + 3.50%, 0.75% Floor, 02/10/2028	1,554,720	1,527,272
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US SOFR + 5.00%, 1.00% Floor, 11/10/2027	745,868	744,268
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 05/12/2028	744,799	743,402
Vaco Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 01/21/2029	1,238,604	1,225,444
Virtusa Corp., First Lien Term Loan:
1M US SOFR + 3.75%, 0.75% Floor, 02/11/2028	1,293,350	1,298,071
1M US SOFR + 3.75%, 02/15/2029	349,112	350,072
World Wide Technology Holding Co., LLC, TL, First Lien Term Loan, 1M US SOFR + 3.25%, 03/01/2030	392,401	394,364
		9,979,621

See Notes to Financial Statements.

36	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Leisure Products - 0.13%
Recess Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 03/29/2027(b)	$213,675	$215,544

Life Sciences Tools & Services - 2.84%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 0.50% Floor, 02/22/2028	886,794	872,051
Curia Global, Inc., First Lien 2021 Term Loan, 3M US SOFR + 3.75%, 0.75% Floor, 08/30/2026	1,259,635	1,137,217
IQVIA INC., TL, First Lien Term Loan, 3M US SOFR + 2.00%, 01/02/2031	168,269	169,156
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2027	894,029	875,478
Maravai Intermediate Holdings LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/19/2027	343,825	336,663
Parexel International Corporation, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/15/2028	1,336,398	1,345,920
		4,736,485
Machinery - 4.45%
Asp Blade Holdings, Inc. TLB, First Lien Term Loan, 3M US SOFR + 4.00%, 0.50% Floor, 10/13/2028	230,199	206,460
Bettcher Industries, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/14/2028	735,639	733,113
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 05/19/2028	1,349,178	1,343,484
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/30/2028	647,787	639,621
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 4.00%, 1.00% Floor, 08/31/2028	1,528,259	1,534,632
Project Castle, Inc., First Lien Term Loan, 3M US SOFR + 5.50%, 06/01/2029	1,322,756	1,180,560
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 04/05/2029	795,643	799,291
Titan Acquisition, Ltd., First Lien Initial Term Loan, 1M US SOFR + 3.00%, 03/28/2025	987,782	987,683
		7,424,844
Media - 1.01%
Charter Communications Operating LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 02/01/2027	1,039,175	1,040,479
iHeartCommunications, Inc., First Lien New Term Loan, 1M US SOFR + 3.00%, 05/01/2026	366,197	317,469
Univision Communications, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 03/15/2026	329,452	330,483
		1,688,431
Metals & Mining - 0.75%
Arsenal Aic Parent LLC, TL, First Lien Term Loan, 1M US SOFR + 4.75%, 08/18/2030	1,250,207	1,257,240

Mortgage Real Estate Investment Trusts (REITs) - 0.35%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 04/23/2026	296,134	292,432
1M US SOFR + 2.75%, 0.50% Floor, 04/23/2026(b)	296,193	293,231
		585,663
Oil, Gas & Consumable Fuels - 1.19%
Buckeye Partners LP, First Lien Term Loan, 1M US SOFR + 2.25%, 11/01/2026	496,991	498,830
Buckeye Partners, LP TLB 1L, First Lien Term Loan, 1M US SOFR + 2.50%, 11/22/2030	263,212	264,393
Freeport LNG, First Lien Term Loan, 3M US SOFR + 3.50%, 12/21/2028	545,073	545,609
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 3M US SOFR + 3.00%, 10/04/2030	317,900	318,382

See Notes to Financial Statements.

Annual Report | December 31, 2023	37

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Oil, Gas & Consumable Fuels (continued)
Whitewater Whistler Holdings, LLC, TL, First Lien Term Loan, 1M US SOFR + 8.49%, 02/15/2030	$361,484	$362,798
		1,990,012
Passenger Airlines - 1.52%
Air Canada, First Lien B Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 08/11/2028	890,977	894,804
American Airlines, Inc., First Lien 2020 Term Loan, 3M US SOFR + 1.75%, 01/29/2027	202,806	201,324
American Airlines, Inc., First Lien Term Loan, 6M US SOFR + 2.75%, 02/15/2028	535,010	535,210
United AirLines, Inc., First Lien Class B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2028	900,184	904,685
		2,536,023
Pharmaceuticals - 1.40%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	1,369,028	1,362,374
Padagis LLC, First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.50% Floor, 07/06/2028	1,005,096	973,687
		2,336,061
Professional Services - 6.22%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 02/04/2028	956,741	959,970
CoreLogic, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 06/02/2028	1,298,731	1,267,347
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.50%, 0.50% Floor, 06/04/2029	553,488	498,488
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US SOFR + 6.75%, 0.75% Floor, 04/07/2028	296,000	284,530
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US SOFR + 4.75%, 04/26/2029	722,262	715,686
Dun & Bradstreet Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 02/06/2026	668,000	670,194
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US SOFR + 4.25%, 07/06/2029	291,013	289,195
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US SOFR + 4.25%, 07/06/2029	630,531	626,590
Genuine Financial Holdings LLC, First Lien Term Loan, 6M US SOFR + 4.25%, 09/27/2030	1,573,103	1,571,695
Lereta, LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 07/30/2028	428,016	328,502
Omnia Partners, LLC, TL, First Lien Term Loan, 4M US SOFR + 4.25%, 07/25/2030	1,028,392	1,036,110
Ryan LLC., First Lien Term Loan, 1M US SOFR + 4.50%, 11/14/2030	422,222	424,202
Trans Union LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 11/16/2026	1,078,643	1,081,286
VT Topco, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/09/2030	629,036	632,967
		10,386,762
Real Estate Management & Development - 0.65%
Cushman & Wakefield US Borrower LLC, First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 01/31/2030	506,564	503,714
3M US SOFR + 4.00%, 01/31/2030	578,767	579,491
		1,083,205
Software - 14.46%
Apttus Corp., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/08/2028	557,890	560,041
Boxer Parent Company Inc., Term Loan, First Lien Term Loan, 6M US SOFR + 4.50%, 12/02/2028	301,538	304,139
Central Parent, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 07/06/2029	940,294	946,706
Cloud Software Group, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 03/30/2029	1,494,210	1,463,302
Cloudera, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/08/2028	1,000,000	993,125
Connectwise, LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 09/29/2028	440,789	440,789

See Notes to Financial Statements.

38	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Software (continued)
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 10/16/2028	$1,667,782	$1,617,749
Epicor Software Corp. TL 1L, First Lien Term Loan, 1M US SOFR + 3.75%, 07/30/2027	114,545	115,691
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 02/18/2027	1,336,258	1,276,541
GTCR W Merger Sub LLC, TL, First Lien Term Loan, 6M US SOFR + 3.75%, 0.50% Floor, 09/20/2030	767,099	771,414
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 11/19/2026	1,830,916	1,740,029
Idera, Inc., First Lien B-1 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/02/2028	1,211,172	1,207,387
INSTRUCTURE HOLDINGS, INC. TLB 1L, First Lien Term Loan, 6M US SOFR + 2.75%, 10/30/2028	275,410	277,131
ISOLVED, INC.TLB 1L, First Lien Term Loan, 6M US SOFR + 4.00%, 10/14/2030	284,000	284,888
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/01/2027	241,289	229,276
Ivanti Software, Inc., Second Lien Term Loan, 3M US SOFR + 7.25%, 12/01/2028	476,866	387,055
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US SOFR + 5.00%, 0.75% Floor, 07/27/2028	1,555,969	1,113,490
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 05/02/2029	386,198	366,527
Perforce Software, Inc., First Lien New Term Loan, 1M US SOFR + 3.75%, 07/01/2026	246,779	244,928
PROJECT ALPHA INTERMEDIATE HOLDING, INC., TL, First Lien Term Loan, 1M US SOFR + 4.75%, 10/28/2030	2,013,135	2,028,022
Proofpoint, Inc., TL, First Lien Term Loan, 1M US SOFR + 3.25%, 08/31/2028	1,792,129	1,795,175
Quartz Acquireco, LLC, TL, First Lien Term Loan, 1M US SOFR + 3.50%, 06/28/2030(b)	1,328,291	1,334,102
Quest Borrower Ltd., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	1,521,062	1,169,529
Rocket Software, Inc., TL, First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 11/28/2028	484,993	477,415
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	175,631	176,129
1M US L + 2.25%, 0.50% Floor, 03/22/2029	295,560	296,398
Surf Holdings S.a r.l., First Lien Dollar Tranche Term Loan, 1M US SOFR + 3.50%, 03/05/2027	895,348	898,369
Vision Solutions, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 04/24/2028	1,635,808	1,625,994
		24,141,341
Specialty Retail - 2.09%
EG America LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 02/07/2028	1,188,340	1,170,515
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/04/2028	910,161	913,005
Pilot Travel Centers LLC, First Lien Term Loan, 1M US L + 2.00%, 08/04/2028	1,392,875	1,398,823
		3,482,343
Technology Hardware, Storage & Peripherals - 0.25%
Xerox 11/23 TLB 1L, First Lien Term Loan, 3M US SOFR + 4.00%, 11/17/2029	420,000	421,313

Textiles, Apparel & Luxury Goods - 0.63%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US SOFR + 5.50%, 12/19/2025	1,050,031	1,055,281

Trading Companies & Distributors - 1.40%
Fastlane Parent Co., Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 09/29/2028	377,751	377,928
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	598,465	599,662
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 12/28/2027	746,708	730,658

See Notes to Financial Statements.

Annual Report | December 31, 2023	39

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Trading Companies & Distributors (continued)
Windsor Holdings III, LLC, TL, First Lien Term Loan, 6M US SOFR + 4.50%, 08/01/2030	$628,286	$633,784
		2,342,032
Transportation Infrastructure - 0.46%
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/07/2028	761,324	763,060

Wireless Telecommunication Services - 0.87%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/17/2027	1,460,917	1,458,828

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $216,854,778)		213,939,694

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 7.65%
Consumer Finance - 0.86%
OCP CLO 2020-18, Ltd., 3M US SOFR + 6.69%, 07/20/2032(b)(e)	1,000,000	977,151
PPM CLO 3, Ltd., 3M US SOFR + 6.87%, 04/17/2034(b)(e)	500,000	459,067
		1,436,218
Financial Services - 6.79%
Bain Capital Credit CLO 2022-3, Ltd., 3M US SOFR + 3.70%, 07/17/2035(b)(e)	1,620,000	1,603,945
CIFC Funding 2019-V, Ltd., 3M US SOFR + 3.41%, 01/15/2035(b)(e)	1,600,000	1,581,940
Clover CLO 2021-3 LLC, 3M US SOFR + 3.36%, 01/25/2035(b)(e)	2,000,000	1,999,724
Danby Park CLO, Ltd., 3M US SOFR + 5.33%, 10/21/2035(b)(e)	1,000,000	1,013,596
Eaton Vance CLO 2013-1, Ltd., 3M US SOFR + 7.06%, 01/15/2034(b)(e)	500,000	494,777
HPS Loan Management CLO 6-2015, Ltd., 3M US SOFR + 5.36%, 02/05/2031(b)(e)	833,000	760,529
Magnetite XXXV, Ltd., 3M US SOFR + 4.00%, 10/25/2036(b)(e)	1,000,000	1,000,882
Parallel 2021-2, Ltd., 3M US SOFR + 7.46%, 10/20/2034(b)(e)	500,000	460,665
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(e)	1,000,000	988,650
Rad CLO 5, Ltd., 3M US SOFR + 6.96%, 07/24/2032(b)(e)	250,000	247,138
Romark CLO II, Ltd., 3M US SOFR + 3.61%, 07/25/2031(b)(e)	250,000	250,479
Romark CLO IV, Ltd., 3M US SOFR + 7.21%, 07/10/2034(b)(e)	1,000,000	930,139
		11,332,464
TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $12,857,773)		12,768,682

CORPORATE BONDS - 12.65%
Aerospace & Defense - 0.66%
Bombardier, Inc., 8.750%, 11/15/2030(e)	18,000	19,187
BWX Technologies, Inc., 4.125%, 06/30/2028(e)	70,000	64,981
Moog, Inc., 4.250%, 12/15/2027(e)	45,000	42,536
Rolls-Royce PLC, 5.750%, 10/15/2027(e)	50,000	50,117
Spirit AeroSystems, Inc., 4.600%, 06/15/2028	140,000	123,991
TransDigm, Inc.:
4.625%, 01/15/2029	70,000	65,765
4.880%, 05/01/2029	350,000	327,544
Triumph Group, Inc., 7.750%, 08/15/2025	404,000	403,002
		1,097,123
Automobile Components - 0.08%
Patrick Industries, Inc., 4.750%, 05/01/2029(e)	155,000	141,571

See Notes to Financial Statements.

40	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Automobiles - 0.03%
Thor Industries, Inc., 4.000%, 10/15/2029(e)	$60,000	$53,591

Banks - 0.19%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(e)	300,000	298,721
Popular, Inc., 7.250%, 03/13/2028	15,000	15,448
		314,169
Broadline Retail - 0.02%
Macy's Retail Holdings LLC, 4.500%, 12/15/2034	35,000	28,411

Building Products - 0.09%
Griffon Corp., 5.750%, 03/01/2028	150,000	147,568

Chemicals - 0.10%
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(e)	50,000	46,705
Methanex Corp., 5.125%, 10/15/2027	40,000	39,117
Minerals Technologies, Inc., 5.000%, 07/01/2028(e)	80,000	77,011
		162,833
Commercial Services & Supplies - 0.20%
Cimpress PLC, 7.000%, 06/15/2026	120,000	117,383
Deluxe Corp., 8.000%, 06/01/2029(e)	70,000	62,005
Pitney Bowes, Inc.:
6.875%, 03/15/2027(e)	35,000	32,725
7.250%, 03/15/2029(e)	25,000	21,433
Steelcase, Inc., 5.125%, 01/18/2029	100,000	94,936
		328,482
Construction & Engineering - 0.08%
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(e)	111,000	94,488
Tutor Perini Corp., 6.875%, 05/01/2025(e)	43,000	42,013
		136,501
Consumer Finance - 0.93%
Ally Financial, Inc., 6.700%, 02/14/2033	80,000	80,177
Enova International, Inc., 8.500%, 09/15/2025(e)	50,000	49,177
FirstCash, Inc.:
4.630%, 09/01/2028(e)	190,000	177,545
5.625%, 01/01/2030(e)	50,000	47,951
goeasy, Ltd., 9.250%, 12/01/2028(e)	164,000	175,293
Goeasy, Ltd., 4.375%, 05/01/2026(e)	70,000	67,473
Navient Corp.:
4.880%, 03/15/2028	240,000	223,247
9.375%, 07/25/2030	158,000	165,664
5.625%, 08/01/2033	20,000	16,437
OneMain Finance Corp.:
6.625%, 01/15/2028	200,000	202,061
3.880%, 09/15/2028	50,000	44,278
7.875%, 03/15/2030	79,000	81,390
PRA Group, Inc., 8.375%, 02/01/2028(e)	30,000	28,900
Synchrony Financial, 7.250%, 02/02/2033	140,000	139,035
World Acceptance Corp., 7.000%, 11/01/2026(e)	68,000	61,340
		1,559,968

See Notes to Financial Statements.

Annual Report | December 31, 2023	41

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Containers & Packaging - 0.05%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 4.000%, 09/01/2029(e)	$107,000	$90,708

Diversified Consumer Services - 0.08%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(e)	90,000	86,666
WW International, Inc., 4.500%, 04/15/2029(e)	60,000	39,399
		126,065
Diversified REITs - 0.19%
Service Properties Trust:
5.250%, 02/15/2026	18,000	17,498
4.750%, 10/01/2026	175,000	163,518
4.950%, 02/15/2027	155,000	140,518
		321,534
Diversified Telecommunication Services - 0.46%
Cogent Communications Group, Inc., 7.000%, 06/15/2027(e)	210,000	211,246
Consolidated Communications, Inc., 6.500%, 10/01/2028(e)	85,000	73,738
Frontier Communications Holdings LLC:
6.750%, 05/01/2029(e)	365,000	326,765
5.875%, 11/01/2029	40,000	33,845
6.000%, 01/15/2030(e)	40,000	34,170
Viasat, Inc., 6.500%, 07/15/2028(e)	110,000	90,459
		770,223
Electric Utilities - 0.18%
NRG Energy, Inc.:
3.375%, 02/15/2029(e)	120,000	106,121
3.625%, 02/15/2031(e)	60,000	51,623
Vistra Operations Co. LLC, 7.750%, 10/15/2031(e)	142,000	147,586
		305,330
Energy Equipment & Services - 0.68%
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(e)	295,000	290,879
Helix Energy Solutions Group, Inc., 9.750%, 03/01/2029(e)	86,000	90,511
Oceaneering International, Inc., 6.000%, 02/01/2028	70,000	67,928
Precision Drilling Corp., 6.875%, 01/15/2029(e)	130,000	125,504
Transocean, Inc.:
7.500%, 01/15/2026(e)	100,000	98,347
8.000%, 02/01/2027(e)	135,000	131,761
7.500%, 04/15/2031	100,000	88,147
Valaris, Ltd., 8.375%, 04/30/2030(e)	235,000	240,968
		1,134,045
Entertainment - 0.07%
Cinemark USA, Inc., 5.250%, 07/15/2028(e)	120,000	110,205

Financial Services - 0.52%
Burford Capital Global Finance LLC, 6.875%, 04/15/2030(e)	80,000	77,314
Compass Group Diversified Holdings LLC, 5.250%, 04/15/2029(e)	70,000	66,200
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(e)	150,000	149,029
5.500%, 08/15/2028(e)	250,000	240,666
5.750%, 11/15/2031(e)	10,000	9,338

See Notes to Financial Statements.

42	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Financial Services (continued)
PennyMac Financial Services, Inc.:
5.375%, 10/15/2025(e)	$111,000	$109,820
4.250%, 02/15/2029(e)	80,000	72,102
7.875%, 12/15/2029(e)	5,000	5,154
5.750%, 09/15/2031(e)	130,000	120,504
PHH Mortgage Corp., 7.875%, 03/15/2026(e)	20,000	17,933
		868,060
Gas Utilities - 0.20%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(e)	230,000	208,858
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(e)	130,000	120,663
		329,521
Ground Transportation - 0.02%
XPO, Inc., 7.125%, 02/01/2032(e)	27,000	27,883

Health Care Providers & Services - 0.40%
CHS/Community Health Systems, Inc.:
8.000%, 03/15/2026(e)	119,000	118,711
6.875%, 04/15/2029(e)	195,000	126,051
DaVita, Inc., 4.625%, 06/01/2030(e)	240,000	209,730
Encompass Health Corp., 4.625%, 04/01/2031	100,000	92,136
MPH Acquisition Holdings LLC, 5.750%, 11/01/2028(e)	140,000	113,904
		660,532
Hotels, Restaurants & Leisure - 0.82%
Carnival Corp.:
6.000%, 05/01/2029(e)	200,000	192,594
10.500%, 06/01/2030(e)	190,000	207,961
Carrols Restaurant Group, Inc., 5.875%, 07/01/2029(e)	90,000	79,595
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	110,000	105,492
NCL Corp., Ltd., 5.875%, 03/15/2026(e)	430,000	420,477
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.625%, 09/01/2029(e)	40,000	32,038
Royal Caribbean Cruises, Ltd.:
5.375%, 07/15/2027(e)	50,000	49,527
7.500%, 10/15/2027	140,000	147,354
3.700%, 03/15/2028	140,000	129,170
		1,364,208
Household Durables - 0.56%
Beazer Homes USA, Inc., 7.250%, 10/15/2029	200,000	202,006
Dream Finders Homes, Inc., 8.250%, 08/15/2028(e)	45,000	47,606
LGI Homes, Inc., 8.750%, 12/15/2028(e)	79,000	84,086
M/I Homes, Inc.:
4.950%, 02/01/2028	60,000	57,811
3.950%, 02/15/2030	108,000	96,228
Taylor Morrison Communities, Inc., 5.750%, 01/15/2028(e)	50,000	50,288
Tempur Sealy International, Inc., 4.000%, 04/15/2029(e)	365,000	330,061
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	70,000	69,335
		937,421
Household Products - 0.10%
Central Garden & Pet Co., 4.125%, 04/30/2031(e)	15,000	13,273

See Notes to Financial Statements.

Annual Report | December 31, 2023	43

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Household Products (continued)
Energizer Holdings, Inc.:
6.500%, 12/31/2027(e)	$40,000	$40,041
4.750%, 06/15/2028(e)	130,000	120,326
		173,640
Interactive Media & Services - 0.03%
ANGI Group LLC, 3.875%, 08/15/2028(e)	70,000	59,185

IT Services - 0.14%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc., 6.000%, 11/01/2029(e)	40,000	36,065
Sabre GLBL, Inc.:
8.625%, 06/01/2027(e)	140,000	127,523
11.250%, 12/15/2027(e)	80,000	78,652
		242,240
Machinery - 0.26%
Allison Transmission, Inc., 4.750%, 10/01/2027(e)	260,000	251,392
Manitowoc Co., Inc., 9.000%, 04/01/2026(e)	50,000	50,372
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	40,000	37,045
Titan International, Inc., 7.000%, 04/30/2028	90,000	90,127
Wabash National Corp., 4.500%, 10/15/2028(e)	5,000	4,518
		433,454
Marine Transportation - 0.05%
Danaos Corp., 8.500%, 03/01/2028(e)	80,000	81,299

Media - 1.15%
Advantage Sales & Marketing, Inc., 6.500%, 11/15/2028(e)	167,000	154,074
AMC Networks, Inc., 4.250%, 02/15/2029	85,000	64,941
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.375%, 06/01/2029(e)	80,000	75,518
4.750%, 03/01/2030(e)	110,000	100,672
7.375%, 03/01/2031(e)	170,000	174,588
4.500%, 05/01/2032	20,000	17,156
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(e)	380,000	327,999
7.500%, 06/01/2029(e)	10,000	8,324
CSC Holdings LLC:
11.250%, 05/15/2028(e)	270,000	278,388
5.750%, 01/15/2030(e)	60,000	37,412
DISH DBS Corp., 7.750%, 07/01/2026	275,000	191,823
Gray Escrow II, Inc., 5.375%, 11/15/2031(e)	45,000	34,002
Gray Television, Inc.:
7.000%, 05/15/2027(e)	275,000	261,650
4.750%, 10/15/2030(e)	22,000	16,586
iHeartCommunications, Inc., 6.375%, 05/01/2026	40,000	34,142
Scripps Escrow II, Inc., 5.375%, 01/15/2031(e)	53,000	38,958
Scripps Escrow, Inc., 5.875%, 07/15/2027(e)	77,000	68,481
Sinclair Television Group, Inc., 5.500%, 03/01/2030(e)	25,000	18,783
Urban One, Inc., 7.375%, 02/01/2028(e)	22,000	18,721
		1,922,218
Metals & Mining - 0.67%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	105,000	99,175

See Notes to Financial Statements.

44	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Metals & Mining (continued)
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(e)	$286,000	$283,777
6.125%, 04/15/2032(e)	80,000	80,688
GrafTech Global Enterprises, Inc., 9.875%, 12/15/2028(e)	35,000	27,037
IAMGOLD Corp., 5.750%, 10/15/2028(e)	60,000	51,682
Mineral Resources, Ltd.:
8.125%, 05/01/2027(e)	163,000	165,815
8.000%, 11/01/2027(e)	120,000	123,195
New Gold, Inc., 7.500%, 07/15/2027(e)	100,000	101,014
SunCoke Energy, Inc., 4.880%, 06/30/2029(e)	120,000	108,124
Taseko Mines, Ltd., 7.000%, 02/15/2026(e)	90,000	85,534
		1,126,041
Mortgage Real Estate Investment Trusts (REITs) - 0.38%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(e)	150,000	126,353
Rithm Capital Corp., 6.250%, 10/15/2025(e)	120,000	118,256
Starwood Property Trust, Inc., 4.380%, 01/15/2027(e)	420,000	396,264
		640,873
Oil, Gas & Consumable Fuels - 1.51%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 01/15/2028(e)	120,000	118,914
Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.750%, 07/15/2028(e)	98,000	97,444
Civitas Resources, Inc., 8.375%, 07/01/2028(e)	80,000	83,616
CNX Resources Corp., 6.000%, 01/15/2029(e)	178,000	170,848
Comstock Resources, Inc., 6.750%, 03/01/2029(e)	90,000	82,420
CVR Energy, Inc., 5.750%, 02/15/2028(e)	150,000	138,532
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(e)	97,000	91,725
Energean PLC, 6.500%, 04/30/2027(e)	70,000	63,998
EnLink Midstream Partners LP, 5.450%, 06/01/2047	20,000	17,495
EnQuest PLC, 11.625%, 11/01/2027(e)	30,000	28,640
Global Partners LP / GLP Finance Corp., 7.000%, 08/01/2027	100,000	97,862
Hess Midstream Operations LP, 5.625%, 02/15/2026(e)	96,000	95,382
Northern Oil and Gas, Inc., 8.125%, 03/01/2028(e)	226,000	229,060
NuStar Logistics LP, 5.750%, 10/01/2025	40,000	39,783
Parkland Corp., 4.500%, 10/01/2029(e)	439,000	402,910
PBF Holding Co. LLC / PBF Finance Corp., 7.875%, 09/15/2030(e)	125,000	127,448
SM Energy Co., 5.625%, 06/01/2025	160,000	158,266
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	313,000	291,098
Vital Energy, Inc., 7.750%, 07/31/2029(e)	135,000	129,219
W&T Offshore, Inc., 11.750%, 02/01/2026(e)	50,000	51,459
		2,516,119
Paper & Forest Products - 0.05%
Mercer International, Inc., 5.125%, 02/01/2029	100,000	86,029

Passenger Airlines - 0.16%
Air Canada, 3.875%, 08/15/2026(e)	130,000	124,283
American Airlines Group, Inc., 3.750%, 03/01/2025(e)	150,000	146,316
		270,599
Personal Care Products - 0.08%
Herbalife Nutrition, Ltd. / HLF Financing, Inc., 7.875%, 09/01/2025(e)	130,000	128,563

See Notes to Financial Statements.

Annual Report | December 31, 2023	45

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Professional Services - 0.09%
TriNet Group, Inc., 3.500%, 03/01/2029(e)	$170,000	$152,277

Real Estate Management & Development - 0.28%
Forestar Group, Inc., 3.850%, 05/15/2026(e)	105,000	100,138
Howard Hughes Corp., 4.125%, 02/01/2029(e)	260,000	232,127
Kennedy-Wilson, Inc., 4.750%, 03/01/2029	40,000	33,440
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(e)	140,000	108,958
		474,663
Software - 0.09%
MicroStrategy, Inc., 6.125%, 06/15/2028(e)	150,000	145,681

Specialized REITs - 0.34%
Iron Mountain, Inc., 5.625%, 07/15/2032(e)	360,000	341,646
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	305,000	220,408
		562,054
Specialty Retail - 0.38%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(e)	60,000	54,598
Foot Locker, Inc., 4.000%, 10/01/2029(e)	50,000	41,438
Gap, Inc.:
3.625%, 10/01/2029(e)	256,000	219,194
3.875%, 10/01/2031(e)	100,000	82,495
Upbound Group, Inc., 6.375%, 02/15/2029(e)	130,000	122,143
Victoria's Secret & Co., 4.625%, 07/15/2029(e)	131,000	109,591
		629,459
Technology Hardware, Storage & Peripherals - 0.28%
NCR Voyix Corp., 5.000%, 10/01/2028(e)	70,000	66,241
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	436,000	393,958
		460,199
TOTAL CORPORATE BONDS
(Cost $20,250,489)		21,120,545

	Shares	Value
COMMON STOCK - 0.14%
Health Care Equipment & Supplies - 0.02%
Carestream Health Holdings Inc(f)	76,071	32,964

Health Care Providers & Services - 0.12%
Envision Healthcare Corp. Equity(b)(f)	23,801	202,309

TOTAL COMMON STOCK
(Cost $2,238,878)		235,273

See Notes to Financial Statements.

46	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2023

	Shares	Value
SHORT TERM INVESTMENTS - 3.66%
Open-End Investment Companies - 3.66%
Fidelity Treasury Portfolio
(5.22% 7-Day Yield)	6,110,647	$6,110,647

TOTAL SHORT TERM INVESTMENTS
(Cost $6,110,647)		6,110,647

Total Investments- 152.27%
(Cost $258,312,565)		254,174,841

Liabilities in Excess of Other Assets - (6.02)%		(10,054,339)

Leverage Facility - (46.25)%		(77,200,000)

Net Assets - 100.00%		$166,920,502

Amounts above are shown as a percentage of net assets as of December 31, 2023.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of December 31, 2023 was 5.47%

3M US L - 3 Month LIBOR as of December 31, 2023 was 5.59%

6M US L - 6 Month LIBOR as of December 31, 2023 was 5.59%

1M US SOFR- 1 Month SOFR as of December 31, 2023 was 5.34%

3M US SOFR - 3 Month SOFR as of December 31, 2023 was 5.33%

6M US SOFR - 6 Month SOFR as of December 31, 2023 was 5.16%

PRIME - US Prime Rate as of December 31, 2023 was 8.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Security is in default as of period end.
(d)	A portion of this position was not funded as of December 31, 2023. The Portfolio of Investments records only the funded portion of each position. As of December 31, 2023, the Fund has unfunded delayed draw loans in the amount of $528,118. Fair value of these unfunded delayed draws was $531,290. Additional information is provided in Note 9 General Commitments and Contingencies.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $29,109,072, which represented approximately 17.44% of net assets as of December 31, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(f)	Non-income producing security.

See Notes to Financial Statements.

Annual Report | December 31, 2023	47

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2023

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 135.09%
Aerospace & Defense - 6.04%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M US SOFR + 4.00%, 02/15/2029	$4,578,391	$4,588,692
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	6,324,967	5,907,393
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	1,286,434	1,201,504
Avolon TLB Borrower 1 (US) TL, First Lien Term Loan, 1M US SOFR + 2.50%, 06/22/2028	2,150,988	2,158,334
Dynasty Acquisition Co., Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 08/24/2028	464,496	466,277
LSF11 Trinity BidCo, Inc., First Lien Term Loan, First Lien Term Loan, 6M US SOFR + 4.00%, 06/14/2030(b)	3,227,846	3,252,055
Nordam Group LLC, First Lien Initial Term Loan, 1M US SOFR + 5.50%, 04/09/2026	4,572,000	4,213,098
Peraton Corp., First Lien B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 02/01/2028	7,200,513	7,227,514
Standard Aero, Ltd., First Lien Term Loan, 1M US SOFR + 4.00%, 08/24/2028	199,070	199,833
TransDigm Inc., TLH, First Lien Term Loan, 3M US L + 2.25%, 02/22/2027	290,645	292,227
TransDigm Inc., TLI, First Lien Term Loan, 3M US SOFR + 3.25%, 08/24/2028	2,843,348	2,859,854
Vertex Aerospace Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 12/06/2028	1,768,568	1,772,679
		34,139,460
Air Freight & Logistics - 1.85%
Clue Opco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 09/20/2030	3,750,000	3,565,612
Rinchem Company, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 03/02/2029	4,330,211	3,741,584
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 07/26/2028	3,235,655	3,180,131
		10,487,327
Automobile Components - 2.62%
Belron Finance US LLC, First Lien Term Loan, 6M US L + 0.00%, 0.50% Floor, 04/18/2029(b)	1,068,294	1,073,636
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	4,280,760	4,068,948
Clarios Global LP, TL, First Lien Term Loan, 3M US SOFR + 3.75%, 05/06/2030	4,118,232	4,132,645
First Brands Group LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 1.00% Floor, 03/30/2027	1,863,887	1,853,412
First Brands Group, LLC, First Lien 2018 New Tranche E Term Loan, 3M US L + 2.50%, 03/30/2027	1,783,636	1,772,488
Phinia Inc., TL, First Lien Term Loan, 6M US SOFR + 3.75%, 07/03/2028(b)	1,908,550	1,919,286
		14,820,415
Beverages - 0.68%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 03/31/2028	3,892,240	3,863,048

Biotechnology - 0.79%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 3M US SOFR + 2.00%, 11/15/2027	4,477,301	4,482,898

Building Products - 3.03%
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 04/12/2028	2,056,411	2,060,483
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/23/2027	3,044,528	3,002,970
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 12/17/2027	2,974,618	2,946,270
LHS Borrower, LLC, TL, First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 02/16/2029	472,450	428,453
Oscar Acquisitionco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 04/29/2029	4,420,940	4,385,417

See Notes to Financial Statements.

48	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
December 31, 2023

	Principal Amount	Value
Building Products (continued)
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 5.00%, 05/28/2026	$4,449,990	$4,315,378
		17,138,971
Capital Markets - 5.97%
Advisor Group Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 08/17/2028	3,529,756	3,545,481
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 07/27/2028	4,823,493	4,811,434
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US SOFR + 6.50%, 08/02/2029	5,708,001	5,511,788
Aretec Group, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 08/09/2030	3,109,224	3,111,338
Citadel Securities LP, First Lien Term Loan, 1M US SOFR + 2.50%, 07/29/2030	1,237,333	1,241,714
CITCO FUNDING LLC TL 1L, First Lien Term Loan, 6M US SOFR + 3.25%, 04/27/2028	1,406,459	1,413,273
Focus Financial Partners LLC, First Lien Term Loan:
1M US SOFR + 3.50%, 06/30/2028	1,571,979	1,578,015
3M US L + 2.50%, 0.50% Floor, 06/30/2028	4,693,131	4,701,649
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US SOFR + 4.75%, 03/27/2026	3,551,207	3,556,587
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028	4,278,998	4,297,719
		33,768,998
Chemicals - 1.92%
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M US SOFR + 2.50%, 0.50% Floor, 06/09/2028	4,267,005	4,279,294
Geon Performance Solutions LLC, First Lien Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 08/18/2028	3,028,966	3,032,752
Nouryon USA LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 04/03/2028	3,513,218	3,531,329
		10,843,375
Commercial Services & Supplies - 6.35%
Action Environmental Group, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 10/24/2030(b)	1,098,783	1,104,277
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 05/12/2028	6,001,249	5,985,705
Aramark Intermediate HoldCo Corp., First Lien U.S. B-4 Term Loan, 1M US SOFR + 1.75%, 01/15/2027	1,500,000	1,500,465
Aramark Services, Inc., First Lien Term Loan, 1M US SOFR + 2.50%, 06/22/2030	118,603	119,028
Belfor Holdings, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 11/01/2030	836,270	839,932
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	3,927,029	3,931,015
Covanta 11/21 TLC, First Lien Term Loan, 1M US SOFR + 2.50%, 11/30/2028	299,399	299,703
Covanta Holding Corporation, TL, First Lien Term Loan:
1M US SOFR + 3.00%, 11/30/2028	85,029	85,242
1M US SOFR + 3.00%, 11/30/2028	1,130,876	1,133,703
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 0.75% Floor, 03/30/2029	1,885,714	1,709,711
Garda World Security Corp., First Lien B-2 Term Loan, 1M US SOFR + 4.25%, 10/30/2026	3,500,936	3,511,614
HOMESERVE USA HOLDING CORP. TLB 1L, First Lien Term Loan, 1M US SOFR + 3.00%, 10/21/2030	1,036,765	1,041,301
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	220,666	216,528
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	4,071,107	3,994,774
Revspring, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 10/11/2025	3,420,000	3,408,594
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 1.00% Floor, 10/31/2025(c)	2,666,667	60,667
TMF Sapphire Bidco B.V., TLB, First Lien Term Loan, 1M US SOFR + 5.00%, 05/03/2028	850,909	858,355
TRC Companies, First Lien Term Loan, 3M US SOFR + 3.75%, 12/08/2028	1,685,423	1,685,423
TRC Companies, Second Lien Term Loan, 1M US SOFR + 6.75%, 12/07/2029(b)	2,088,000	1,973,160

See Notes to Financial Statements.
Annual Report | December 31, 2023	49

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
December 31, 2023

	Principal Amount	Value
Commercial Services & Supplies (continued)
United Site Cov-Lite, First Lien Term Loan, 3M US SOFR + 4.25%, 12/15/2028	$3,154,431	$2,478,026
		35,937,223
Communications Equipment - 0.05%
MLN US HoldCo LLC, First Lien B Term Loan, 3M US SOFR + 4.50%, 11/30/2025	2,330,432	271,880

Construction & Engineering - 2.52%
Aegion Corp., First Lien Initial Term Loan, 1M US SOFR + 4.75%, 0.75% Floor, 05/17/2028	4,521,799	4,531,204
Brookfield WEC Holdings, Inc., First Lien Initial (2021) Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 08/01/2025	1,715,024	1,721,532
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/30/2027	2,194,500	2,202,181
Tutor Perini Corp., First Lien B Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/18/2027	587,456	575,524
Victory Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 11/19/2028	5,478,071	5,217,862
		14,248,303
Construction Materials - 0.70%
Quickrete Holdings, Inc., First Lien Initial Term Loan, 1M US SOFR + 2.625%, 02/01/2027	2,629,457	2,646,720
Summit Materials LLC, First Lien Term Loan, 6M US SOFR + 3.00%, 11/30/2028	583,630	586,186
Tamko Building Products LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 09/20/2030	737,694	742,154
		3,975,060
Containers & Packaging - 2.61%
Berry Global, Inc., First Lien Term Loan, 3M US SOFR + 1.75%, 07/01/2026	576,076	578,596
Proampac Pg Borrower LLC, First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 09/15/2028	5,017,629	5,033,309
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US SOFR + 4.00%, 0.50% Floor, 09/15/2028	4,595,371	4,588,685
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 03/03/2028	4,579,966	4,560,157
		14,760,747
Distributors - 0.50%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 5.00%, 0.50% Floor, 03/11/2028	2,887,903	2,831,949

Diversified Consumer Services - 3.46%
Loyalty Ventures, Inc., First Lien Term Loan, PRIME + 3.50%, 11/03/2027(c)	1,435,323	19,736
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 03/12/2029	2,886,676	2,890,284
Prime Security Services Borrower, LLC, TL, First Lien Term Loan, 3M US SOFR + 2.50%, 10/13/2030	1,857,671	1,865,361
Spring Education Group, Inc., TL, First Lien Term Loan, 6M US SOFR + 4.75%, 10/04/2030	1,295,795	1,301,140
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/10/2029	4,429,039	4,435,129
TruGreen LP, First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 11/02/2027	3,499,784	3,386,916
Weld North Education LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 12/21/2027	5,652,274	5,659,933
		19,558,499
Diversified REITs - 0.24%
Iron Mountain, Inc., First Lien Term Loan, 6M US L + 0.00%, 01/31/2031	1,331,120	1,333,204

See Notes to Financial Statements.
50	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
December 31, 2023

	Principal Amount	Value
Diversified Telecommunication Services - 4.73%
Level 3 Financing, Inc., First Lien Term Loan, First Lien Term Loan, 6M US SOFR + 1.75%, 03/01/2027(b)	$4,613,053	$4,451,596
Lumen Technologies, Inc., First Lien Term Loan, First Lien Term Loan, 6M US L + 0.00%, 03/15/2027(b)	3,664,789	2,547,029
Radiate Holdco, LLC,, First Lien Term Loan, 1M US SOFR + 3.25%, 09/25/2026	3,949,622	3,181,302
Telenet Financing USD LLC, First Lien Term Loan, 1M US SOFR + 2.00%, 04/30/2028	5,732,292	5,711,512
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US SOFR + 2.25%, 04/30/2028	7,294,177	7,280,500
Zacapa S.A.R.L., First Lien Term Loan, 3M US SOFR + 4.00%, 03/22/2029	3,586,352	3,584,362
		26,756,301
Electric Utilities - 1.03%
Generation Bridge Northeast LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 08/22/2029	1,729,098	1,738,107
Vistra Operations Co. LLC, First Lien 2018 Incremental Term Loan, 1M US SOFR + 2.00%, 12/31/2025	4,094,118	4,099,419
		5,837,526
Electrical Equipment - 1.62%
Generac Power Systems, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 12/13/2026	4,000,000	4,007,500
INNIO Group Holding GmbH Term Loan, First Lien Term Loan, 6M US SOFR + 4.50%, 10/31/2028	523,216	524,307
Madison IAQ LLC, First Lien Initial Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 06/21/2028	4,626,988	4,619,099
		9,150,906
Electronic Equipment, Instruments & Components - 3.30%
Chariot Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/03/2028	3,282,782	3,279,270
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 07/02/2029	4,814,003	4,841,081
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 09/06/2025	3,852,776	3,728,370
LTI Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 07/24/2026	1,216,325	1,181,356
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 09/06/2026	1,276,596	1,149,472
Miron Technologies, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 10/20/2028	4,490,471	4,511,239
		18,690,788
Entertainment - 1.78%
CE Intermediate I LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/10/2028	2,506,388	2,487,591
EP Purcasher, LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/06/2028	3,034,180	3,013,942
Live Nation Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 10/19/2026	4,552,436	4,555,759
		10,057,292
Financial Services - 2.03%
Mitchell International, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 10/15/2028	4,622,877	4,627,547
Mitchell International, Inc., Second Lien Term Loan, 1M US SOFR + 6.50%, 10/15/2029	2,706,186	2,664,754
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 06/02/2028	4,225,459	4,174,225
		11,466,526
Food Products - 1.66%
CH Guenther 11/21 TL, First Lien Term Loan, 1M US SOFR + 3.00%, 12/08/2028(b)	1,532,505	1,536,336
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 2.25%, 01/29/2027	5,462,732	5,475,297
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,760,639	1,763,209

See Notes to Financial Statements.
Annual Report | December 31, 2023	51

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
December 31, 2023

	Principal Amount	Value
Food Products (continued)
Sovos Brands Intermediate, Inc., First Lien Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 06/08/2028	$586,633	$589,577
		9,364,419
Ground Transportation - 2.32%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 08/06/2027	4,294,087	4,290,867
Kenan Advantage Group, Inc., First Lien U.S. B-1 Term Loan, 6M US SOFR + 4.18%, 0.75% Floor, 03/24/2026	3,929,744	3,922,532
Uber Technologies, Inc., TLB, First Lien Term Loan, 3M US SOFR + 2.75%, 03/03/2030	3,679,998	3,694,958
XPO, Inc., TLB, First Lien Term Loan, 1M US SOFR + 2.00%, 05/24/2028	1,196,000	1,202,506
		13,110,863
Health Care Equipment & Supplies - 1.61%
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US SOFR + 0.00%, 02/27/2026	5,842,082	5,782,201
Carestream Health, Inc. TL 1L, First Lien Term Loan, 3M US L + 7.50%, 09/30/2027	362,218	283,097
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.50%, 03/05/2026	1,385,561	1,252,547
Resonetics LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 04/28/2028	1,795,408	1,799,152
		9,116,997
Health Care Providers & Services - 9.05%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US SOFR + 4.00%, 07/01/2026	800,935	627,132
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	3,845,420	3,010,964
DaVita, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/12/2026	3,254,452	3,257,071
Electron Bidco, Inc., First Lien Term Loan, 1M US SOFR + 3.00%, 11/01/2028	3,203,670	3,215,684
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US SOFR + 4.25%, 1.00% Floor, 03/14/2025	5,468,692	4,311,161
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US SOFR + 4.25%, 1.00% Floor, 10/02/2025	3,094,122	2,439,205
Heartland Dental, LLC, TL, First Lien Term Loan, 1M US SOFR + 5.00%, 04/28/2028	3,250,895	3,249,887
Midwest Physcn Admin Srvcs LLC, TL, First Lien Term Loan, 3M US SOFR + 3.25%, 03/12/2028	2,812,853	2,559,696
NAPA Management Services Corp., First Lien Term Loan, 3M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	3,530,522	3,258,743
National Mentor Holdings, Inc., TL, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	2,591,584	2,367,515
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	74,295	67,872
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 02/28/2028	4,360,226	4,313,899
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US SOFR + 7.50%, 10/26/2026(b)	443,787	410,503
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US SOFR + 3.75%, 03/31/2027	4,424,340	3,912,090
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 12/29/2028	3,388,560	3,286,903
Radiology Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 07/09/2025	3,990,924	3,238,894
Radnet Management, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.00%, 0.75% Floor, 04/23/2028	3,041,204	3,054,707
Surgery Center Holdings, INC., Term Loan, First Lien Term Loan, 6M US SOFR + 4.00%, 12/19/2030	879,545	884,220
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 0.50% Floor, 10/01/2028	4,063,558	3,729,452
		51,195,598

See Notes to Financial Statements.
52	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
December 31, 2023

	Principal Amount	Value
Health Care Technology - 1.74%
Gainwell Acquisition Corp., First Lien Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 10/01/2027	$1,790,769	$1,746,000
GHX Ultimate Parent Corp, TL, First Lien Term Loan, 3M US SOFR + 4.75%, 06/30/2027	3,211,458	3,224,175
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 03/10/2028	2,313,832	2,316,308
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US SOFR + 4.00%, 08/27/2025	2,557,217	2,568,929
		9,855,412
Hotels, Restaurants & Leisure - 7.44%
1011778 BC Unlimited Liability Company, First Lien Term Loan, 1M US SOFR + 2.25%, 0.50% Floor, 09/23/2030	2,600,329	2,604,503
Bally's Corp., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 10/02/2028	4,513,316	4,289,816
BCPE Grill Parent, Inc.TLB, First Lien Term Loan, 1M US SOFR + 4.75%, 09/30/2030	2,360,073	2,319,751
Caesars Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/06/2030	4,102,995	4,119,345
Carnival Corp., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 10/18/2028	6,075,028	6,092,768
Entain PLC, First Lien Term Loan, 3M US L + 7.51%, 0.50% Floor, 10/31/2029	3,818,013	3,829,944
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 01/27/2029	2,677,307	2,681,912
Flutter Financing B.V., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 07/22/2028	892,879	897,094
Flutter Financing B.V., TL, First Lien Term Loan, 3M US SOFR + 2.25%, 11/25/2030	3,561,926	3,575,283
IRB Holding Corp., First Lien Term Loan, 3M US SOFR + 3.00%, 0.75% Floor, 12/15/2027	3,942,151	3,953,406
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US SOFR + 8.00%, 0.75% Floor, 02/04/2028	3,949,483	3,950,727
Whatabrands LLC, First Lien Initial B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 08/03/2028	3,720,168	3,731,143
		42,045,692
Household Durables - 0.70%
Culligan 11/23 Incre CovLi TL 1L, First Lien Term Loan, 6M US SOFR + 4.50%, 07/31/2028(d)	3,960,859	3,985,614

Independent Power and Renewable Electricity Producers - 1.04%
Calpine Corp., First Lien Term Loan, 1M US SOFR + 2.00%, 04/05/2026	5,428,941	5,446,340
Eastern Power LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 1.00% Floor, 10/02/2025	453,131	446,651
		5,892,991
Insurance - 3.58%
AmWINS Group, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 0.75% Floor, 02/19/2028	6,029,108	6,046,080
1M US SOFR + 2.75%, 0.75% Floor, 02/19/2028	659,245	661,924
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US SOFR + 3.50%, 10/14/2027	3,894,133	3,900,616
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 11/12/2027	1,227,347	1,231,600
Hyperion Refinance S.a r.l. TL, First Lien Term Loan, 3M US SOFR + 0.00%, 0.50% Floor, 04/18/2030	4,192,084	4,206,924
NFP Corp., First Lien Closing Date Term Loan, 1M US SOFR + 3.25%, 02/16/2027	3,197,829	3,218,072
USI, Inc., First Lien Term Loan, 3M US SOFR + 3.25%, 09/27/2030	953,808	956,488
		20,221,704
Interactive Media & Services - 1.40%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US SOFR + 2.75%, 0.75% Floor, 06/26/2028	665,028	673,820
Foundational Education Group, Inc., First Lien Term Loan, 3M US SOFR + 3.75%, 08/31/2028(b)	107,290	105,145
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/11/2028	1,866,304	1,872,136

See Notes to Financial Statements.
Annual Report | December 31, 2023	53

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
December 31, 2023

	Principal Amount	Value
Interactive Media & Services (continued)
MH Sub I LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 05/03/2028	$3,263,600	$3,214,646
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M US SOFR + 6.25%, 02/23/2029	2,180,856	2,048,053
		7,913,800
IT Services - 6.65%
Access CIG LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 0.50% Floor, 08/18/2028	3,640,875	3,651,506
Access CIG LLC, Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 02/27/2026	3,143,115	3,140,490
AG Group Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 12/29/2028	4,389,686	4,365,016
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M US SOFR + 7.00%, 02/19/2029	5,863,456	5,365,062
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 6M US SOFR + 3.50%, 0.75% Floor, 02/10/2028	5,003,906	4,915,562
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US SOFR + 5.00%, 1.00% Floor, 11/10/2027	2,528,184	2,522,761
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 05/12/2028	4,407,559	4,399,294
Vaco Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 01/21/2029	4,449,708	4,402,430
Virtusa Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 02/11/2028	3,535,158	3,548,061
World Wide Technology Holding Co., LLC, TL, First Lien Term Loan, 1M US SOFR + 3.25%, 03/01/2030	1,273,854	1,280,230
		37,590,412
Leisure Products - 0.13%
Recess Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 03/29/2027(b)	704,224	710,386

Life Sciences Tools & Services - 2.56%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 0.50% Floor, 02/22/2028	3,449,467	3,392,120
Curia Global, Inc., First Lien 2021 Term Loan, 3M US SOFR + 3.75%, 0.75% Floor, 08/30/2026	2,455,939	2,217,259
IQVIA INC., TL, First Lien Term Loan, 3M US SOFR + 2.00%, 01/02/2031	538,462	541,299
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2027	2,919,139	2,858,567
Maravai Intermediate Holdings LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/19/2027	1,031,225	1,009,744
Parexel International Corporation, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/15/2028	4,405,164	4,436,550
		14,455,539
Machinery - 4.45%
Asp Blade Holdings, Inc. TLB, First Lien Term Loan, 3M US SOFR + 4.00%, 0.50% Floor, 10/13/2028	747,299	670,233
Bettcher Industries, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/14/2028	2,437,270	2,428,898
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 05/19/2028	4,377,722	4,359,248
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/30/2028	2,169,559	2,142,211
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 4.00%, 1.00% Floor, 08/31/2028	7,037,155	7,066,500
Project Castle, Inc., First Lien Term Loan, 3M US SOFR + 5.50%, 06/01/2029	4,409,188	3,935,200
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 04/05/2029	2,574,962	2,586,769
Titan Acquisition, Ltd., First Lien Initial Term Loan, 1M US SOFR + 3.00%, 03/28/2025	1,975,564	1,975,367
		25,164,426
Media - 1.84%
Charter Communications Operating LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 02/01/2027	3,414,433	3,418,718

See Notes to Financial Statements.
54	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
December 31, 2023

	Principal Amount	Value
Media (continued)
iHeartCommunications, Inc., First Lien New Term Loan, 1M US SOFR + 3.00%, 05/01/2026	$1,239,437	$1,074,511
Univision Communications, Inc., First Lien Term Loan:
1M US SOFR + 3.25%, 0.75% Floor, 03/15/2026	5,247,719	5,264,144
3M US SOFR + 4.25%, 06/24/2029	631,295	633,821
		10,391,194
Metals & Mining - 0.18%
Arsenal Aic Parent LLC, TL, First Lien Term Loan, 1M US SOFR + 4.75%, 08/18/2030	1,008,607	1,014,281

Mortgage Real Estate Investment Trusts (REITs) - 0.33%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 04/23/2026	947,629	935,784
1M US SOFR + 2.75%, 0.50% Floor, 04/23/2026(b)	947,817	938,339
		1,874,123
Oil, Gas & Consumable Fuels - 1.83%
Buckeye Partners LP, First Lien Term Loan, 1M US SOFR + 2.25%, 11/01/2026	2,259,051	2,267,409
Buckeye Partners, LP TLB 1L, First Lien Term Loan, 1M US SOFR + 2.50%, 11/22/2030	1,196,420	1,201,786
Freeport LNG, First Lien Term Loan, 3M US SOFR + 3.50%, 12/21/2028	4,610,381	4,614,922
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 3M US SOFR + 3.00%, 10/04/2030	1,050,940	1,052,532
Whitewater Whistler Holdings, LLC, TL, First Lien Term Loan, 1M US SOFR + 8.49%, 02/15/2030	1,199,614	1,203,975
		10,340,624
Passenger Airlines - 1.69%
Air Canada, First Lien B Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 08/11/2028	3,959,900	3,976,908
American Airlines, Inc., First Lien 2020 Term Loan, 3M US SOFR + 1.75%, 01/29/2027	911,898	905,232
American Airlines, Inc., First Lien Term Loan, 6M US SOFR + 2.75%, 02/15/2028	1,763,272	1,763,933
United AirLines, Inc., First Lien Class B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2028	2,919,509	2,934,106
		9,580,179
Pharmaceuticals - 1.46%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	5,115,017	5,090,158
Padagis LLC, First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.50% Floor, 07/06/2028	3,261,635	3,159,709
		8,249,867
Professional Services - 7.09%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 02/04/2028	3,120,698	3,131,230
CoreLogic, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 06/02/2028	4,231,599	4,129,343
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.50%, 0.50% Floor, 06/04/2029	1,786,047	1,608,567
Corporation Service Company, First Lien Term Loan, 1M US SOFR + 3.25%, 11/02/2029	1,528,722	1,534,455
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US SOFR + 6.75%, 0.75% Floor, 04/07/2028	960,000	922,800
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US SOFR + 4.75%, 04/26/2029	2,344,686	2,323,337
Dun & Bradstreet Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 02/06/2026	3,036,802	3,046,778
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US SOFR + 4.25%, 07/06/2029	959,059	953,065
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US SOFR + 4.25%, 07/06/2029	2,077,960	2,064,973
Equiniti Group PLC, First Lien Term Loan, 6M US SOFR + 4.50%, 12/11/2028	1,001,382	1,006,389
Genuine Financial Holdings LLC, First Lien Term Loan, 6M US SOFR + 4.25%, 09/27/2030	3,667,167	3,663,885
Lereta, LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 07/30/2028	1,410,643	1,082,668

See Notes to Financial Statements.
Annual Report | December 31, 2023	55

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
December 31, 2023

	Principal Amount	Value
Professional Services (continued)
Omnia Partners, LLC, TL, First Lien Term Loan, 4M US SOFR + 4.25%, 07/25/2030	$3,478,995	$3,505,105
Ryan LLC., First Lien Term Loan, 1M US SOFR + 4.50%, 11/14/2030	1,399,365	1,405,928
Trans Union LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 11/16/2026	5,665,765	5,679,646
TransUnion 11/21 B6 TLB, First Lien Term Loan, 1M US SOFR + 2.25%, 12/01/2028	964,808	969,212
VT Topco, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/09/2030	3,030,467	3,049,407
		40,076,788
Real Estate Management & Development - 1.00%
Cushman & Wakefield US Borrower LLC, First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 01/31/2030	3,121,483	3,103,925
3M US SOFR + 4.00%, 01/31/2030	2,540,529	2,543,705
		5,647,630
Software - 13.82%
Apttus Corp., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/08/2028	1,802,415	1,809,363
Boxer Parent Company Inc., Term Loan, First Lien Term Loan, 6M US SOFR + 4.50%, 12/02/2028	1,000,000	1,008,625
Central Parent, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 07/06/2029	5,079,721	5,114,365
Cloud Software Group, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 03/30/2029	4,864,351	4,763,732
Cloudera, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/08/2028	4,757,545	4,724,837
Connectwise, LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 09/29/2028	1,469,297	1,469,296
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 10/16/2028	5,454,684	5,291,044
Epicor Software Corp. TL 1L, First Lien Term Loan, 1M US SOFR + 3.75%, 07/30/2027	384,545	388,391
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 02/18/2027	4,613,201	4,407,037
GTCR W Merger Sub LLC, TL, First Lien Term Loan, 6M US SOFR + 3.75%, 0.50% Floor, 09/20/2030	2,543,100	2,557,405
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 11/19/2026	6,114,790	5,811,252
Idera, Inc., First Lien B-1 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/02/2028	5,476,548	5,459,434
INSTRUCTURE HOLDINGS, INC. TLB 1L, First Lien Term Loan, 6M US SOFR + 2.75%, 10/30/2028	914,754	920,471
ISOLVED, INC.TLB 1L, First Lien Term Loan, 6M US SOFR + 4.00%, 10/14/2030	936,000	938,925
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/01/2027	789,082	749,793
Ivanti Software, Inc., Second Lien Term Loan, 3M US SOFR + 7.25%, 12/01/2028	1,571,642	1,275,647
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US SOFR + 5.00%, 0.75% Floor, 07/27/2028	5,115,240	3,660,594
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 05/02/2029	3,148,932	2,988,541
Perforce Software, Inc., First Lien New Term Loan, 1M US SOFR + 3.75%, 07/01/2026	850,784	844,403
PROJECT ALPHA INTERMEDIATE HOLDING, INC., TL, First Lien Term Loan, 1M US SOFR + 4.75%, 10/28/2030	6,710,449	6,760,073
Proofpoint, Inc., TL, First Lien Term Loan, 1M US SOFR + 3.25%, 08/31/2028	3,577,238	3,583,319
Quartz Acquireco, LLC, TL, First Lien Term Loan, 1M US SOFR + 3.50%, 06/28/2030(b)	1,268,885	1,274,436
Quest Borrower Ltd., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	5,219,450	4,013,183
Rocket Software, Inc., TL, First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 11/28/2028	1,628,191	1,602,750
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	562,020	563,613
1M US L + 2.25%, 0.50% Floor, 03/22/2029	945,792	948,473
Vision Solutions, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 04/24/2028	5,215,631	5,184,338
		78,113,340

See Notes to Financial Statements.
56	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
December 31, 2023

	Principal Amount	Value
Specialty Retail - 2.01%
EG America LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 02/07/2028	$3,992,542	$3,932,654
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/04/2028	2,855,446	2,864,370
Pilot Travel Centers LLC, First Lien Term Loan, 1M US L + 2.00%, 08/04/2028	4,576,590	4,596,132
		11,393,156
Technology Hardware, Storage & Peripherals - 0.25%
Xerox 11/23 TLB 1L, First Lien Term Loan, 3M US SOFR + 4.00%, 11/17/2029	1,392,000	1,396,350

Textiles, Apparel & Luxury Goods - 0.62%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US SOFR + 5.50%, 12/19/2025	3,500,100	3,517,601

Trading Companies & Distributors - 3.50%
Fastlane Parent Co., Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 09/29/2028	1,248,799	1,249,386
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	3,590,793	3,597,975
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 01/31/2028	2,150,671	2,147,380
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 03/12/2028	4,199,887	4,198,312
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 12/28/2027	2,914,379	2,851,735
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/19/2027	3,602,400	3,614,414
Windsor Holdings III, LLC, TL, First Lien Term Loan, 6M US SOFR + 4.50%, 08/01/2030	2,096,766	2,115,113
		19,774,315
Transportation Infrastructure - 0.47%
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/07/2028	2,662,260	2,668,330

Wireless Telecommunication Services - 0.85%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/17/2027	4,807,685	4,800,810

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $773,083,104)		763,883,137

CORPORATE BONDS - 25.20%
Aerospace & Defense - 1.25%
Bombardier, Inc., 8.750%, 11/15/2030(e)	123,000	131,112
Moog, Inc., 4.250%, 12/15/2027(e)	300,000	283,573
Rolls-Royce PLC, 5.750%, 10/15/2027(e)	270,000	270,633
Spirit AeroSystems, Inc., 4.600%, 06/15/2028	880,000	779,375
TransDigm, Inc.:
4.625%, 01/15/2029	1,650,000	1,550,175
4.880%, 05/01/2029	1,350,000	1,263,383
Triumph Group, Inc., 7.750%, 08/15/2025	2,806,000	2,799,071
		7,077,322
Automobile Components - 0.18%
Patrick Industries, Inc., 4.750%, 05/01/2029(e)	1,130,000	1,032,097

See Notes to Financial Statements.
Annual Report | December 31, 2023	57

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
December 31, 2023

	Principal Amount	Value
Automobiles - 0.06%
Thor Industries, Inc., 4.000%, 10/15/2029(e)	$350,000	$312,616

Banks - 0.38%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(e)	2,057,000	2,048,235
Popular, Inc., 7.250%, 03/13/2028	100,000	102,985
		2,151,220
Broadline Retail - 0.04%
Macy's Retail Holdings LLC, 4.500%, 12/15/2034	250,000	202,934

Building Products - 0.18%
Griffon Corp., 5.750%, 03/01/2028	1,050,000	1,032,974

Chemicals - 0.27%
Chemours Co., 5.750%, 11/15/2028(e)	379,000	361,504
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(e)	400,000	373,638
Methanex Corp., 5.125%, 10/15/2027	310,000	303,154
Minerals Technologies, Inc., 5.000%, 07/01/2028(e)	500,000	481,320
		1,519,616
Commercial Services & Supplies - 0.38%
Cimpress PLC, 7.000%, 06/15/2026	890,000	870,589
Deluxe Corp., 8.000%, 06/01/2029(e)	270,000	239,162
Pitney Bowes, Inc.:
6.875%, 03/15/2027(e)	220,000	205,700
7.250%, 03/15/2029(e)	190,000	162,888
Steelcase, Inc., 5.125%, 01/18/2029	730,000	693,036
		2,171,375
Construction & Engineering - 0.13%
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(e)	509,000	433,282
Tutor Perini Corp., 6.875%, 05/01/2025(e)	290,000	283,345
		716,627
Consumer Finance - 1.89%
Ally Financial, Inc., 6.700%, 02/14/2033	500,000	501,109
Enova International, Inc., 8.500%, 09/15/2025(e)	410,000	403,249
FirstCash, Inc.:
4.630%, 09/01/2028(e)	1,535,000	1,434,379
5.625%, 01/01/2030(e)	190,000	182,214
goeasy, Ltd., 9.250%, 12/01/2028(e)	1,162,000	1,242,015
Goeasy, Ltd., 4.375%, 05/01/2026(e)	262,000	252,543
Navient Corp.:
5.000%, 03/15/2027	660,000	637,821
4.880%, 03/15/2028	1,150,000	1,069,722
5.500%, 03/15/2029	150,000	138,490
9.375%, 07/25/2030	529,000	554,660
5.625%, 08/01/2033	643,000	528,453
OneMain Finance Corp.:
6.625%, 01/15/2028	1,140,000	1,151,747
3.880%, 09/15/2028	550,000	487,061
5.375%, 11/15/2029	400,000	375,143
7.875%, 03/15/2030	533,000	549,126
PRA Group, Inc., 8.375%, 02/01/2028(e)	200,000	192,668
Synchrony Financial, 7.250%, 02/02/2033	555,000	551,173

See Notes to Financial Statements.
58	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
December 31, 2023

	Principal Amount	Value
Consumer Finance (continued)
World Acceptance Corp., 7.000%, 11/01/2026(e)	$465,000	$419,458
		10,671,031
Containers & Packaging - 0.17%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 4.000%, 09/01/2029(e)	720,000	610,370
Cascades, Inc./Cascades USA, Inc., 5.380%, 01/15/2028(e)	360,000	348,766
		959,136
Diversified Consumer Services - 0.17%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(e)	670,000	645,180
WW International, Inc., 4.500%, 04/15/2029(e)	440,000	288,923
		934,103
Diversified REITs - 0.62%
Iron Mountain, Inc.:
5.250%, 03/15/2028(e)	300,000	291,862
7.000%, 02/15/2029(e)	455,000	467,969
5.250%, 07/15/2030(e)	1,000,000	953,042
4.500%, 02/15/2031(e)	10,000	9,076
Service Properties Trust:
5.250%, 02/15/2026	90,000	87,489
4.750%, 10/01/2026	110,000	102,783
4.950%, 02/15/2027	705,000	639,131
3.950%, 01/15/2028	1,189,000	975,661
		3,527,013
Diversified Telecommunication Services - 0.93%
Cogent Communications Group, Inc., 7.000%, 06/15/2027(e)	1,500,000	1,508,902
Consolidated Communications, Inc., 6.500%, 10/01/2028(e)	500,000	433,750
Frontier Communications Holdings LLC:
6.750%, 05/01/2029(e)	2,450,000	2,193,357
5.875%, 11/01/2029	300,000	253,839
6.000%, 01/15/2030(e)	250,000	213,560
Viasat, Inc., 6.500%, 07/15/2028(e)	770,000	633,210
		5,236,618
Electric Utilities - 0.29%
NRG Energy, Inc.:
3.375%, 02/15/2029(e)	767,000	678,292
3.625%, 02/15/2031(e)	450,000	387,173
Vistra Operations Co. LLC, 7.750%, 10/15/2031(e)	562,000	584,109
		1,649,574
Energy Equipment & Services - 1.21%
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(e)	1,940,000	1,912,898
Helix Energy Solutions Group, Inc., 9.750%, 03/01/2029(e)	499,000	525,175
Oceaneering International, Inc., 6.000%, 02/01/2028	390,000	378,460
Precision Drilling Corp., 6.875%, 01/15/2029(e)	800,000	772,332
Transocean, Inc.:
7.500%, 01/15/2026(e)	597,000	587,132
8.000%, 02/01/2027(e)	890,000	868,649
7.500%, 04/15/2031	690,000	608,211

See Notes to Financial Statements.
Annual Report | December 31, 2023	59

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
December 31, 2023

	Principal Amount	Value
Energy Equipment & Services (continued)
Valaris, Ltd., 8.375%, 04/30/2030(e)	$1,180,000	$1,209,966
		6,862,823
Entertainment - 0.14%
Cinemark USA, Inc., 5.250%, 07/15/2028(e)	850,000	780,623

Financial Services - 1.07%
Burford Capital Global Finance LLC, 6.875%, 04/15/2030(e)	570,000	550,861
Compass Group Diversified Holdings LLC, 5.250%, 04/15/2029(e)	428,000	404,764
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(e)	1,848,000	1,836,043
5.500%, 08/15/2028(e)	900,000	866,397
5.750%, 11/15/2031(e)	170,000	158,752
PennyMac Financial Services, Inc.:
5.375%, 10/15/2025(e)	460,000	455,111
7.875%, 12/15/2029(e)	454,000	467,984
5.750%, 09/15/2031(e)	1,240,000	1,149,426
PHH Mortgage Corp., 7.875%, 03/15/2026(e)	160,000	143,463
		6,032,801
Gas Utilities - 0.36%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(e)	1,460,000	1,325,792
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(e)	750,000	696,135
		2,021,927
Ground Transportation - 0.03%
XPO, Inc., 7.125%, 02/01/2032(e)	184,000	190,018

Health Care Providers & Services - 0.66%
CHS/Community Health Systems, Inc.:
8.000%, 03/15/2026(e)	420,000	418,979
6.875%, 04/15/2029(e)	1,355,000	875,894
DaVita, Inc., 4.625%, 06/01/2030(e)	1,610,000	1,406,939
Encompass Health Corp., 4.625%, 04/01/2031	350,000	322,477
MPH Acquisition Holdings LLC, 5.750%, 11/01/2028(e)	900,000	732,237
		3,756,526
Hotels, Restaurants & Leisure - 1.64%
Bloomin' Brands, Inc. / OSI Restaurant Partners LLC, 5.125%, 04/15/2029(e)	140,000	129,283
Carnival Corp.:
6.000%, 05/01/2029(e)	1,317,000	1,268,232
10.500%, 06/01/2030(e)	1,305,000	1,428,362
Carrols Restaurant Group, Inc., 5.875%, 07/01/2029(e)	500,000	442,197
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	745,000	714,470
NCL Corp., Ltd.:
5.875%, 03/15/2026(e)	2,595,000	2,537,527
7.750%, 02/15/2029(e)	250,000	251,745
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.625%, 09/01/2029(e)	300,000	240,290

See Notes to Financial Statements.
60	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
December 31, 2023

	Principal Amount	Value
Hotels, Restaurants & Leisure (continued)
Royal Caribbean Cruises, Ltd.:
5.500%, 08/31/2026(e)	$340,000	$336,863
5.375%, 07/15/2027(e)	100,000	99,055
7.500%, 10/15/2027	250,000	263,132
3.700%, 03/15/2028	1,700,000	1,568,485
		9,279,641
Household Durables - 1.57%
Beazer Homes USA, Inc.:
5.875%, 10/15/2027	90,000	88,020
7.250%, 10/15/2029	1,040,000	1,050,429
Century Communities, Inc., 3.880%, 08/15/2029(e)	450,000	407,817
Dream Finders Homes, Inc., 8.250%, 08/15/2028(e)	309,000	326,897
Installed Building Products, Inc., 5.750%, 02/01/2028(e)	200,000	195,103
LGI Homes, Inc., 8.750%, 12/15/2028(e)	534,000	568,376
M/I Homes, Inc., 3.950%, 02/15/2030	1,207,000	1,075,437
Taylor Morrison Communities, Inc., 5.750%, 01/15/2028(e)	1,980,000	1,991,409
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(e)	2,290,000	2,070,792
3.880%, 10/15/2031(e)	230,000	194,731
TopBuild Corp., 3.630%, 03/15/2029(e)	160,000	145,149
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	800,000	792,404
		8,906,564
Household Products - 0.22%
Central Garden & Pet Co., 4.125%, 04/30/2031(e)	250,000	221,214
Energizer Holdings, Inc.:
6.500%, 12/31/2027(e)	150,000	150,155
4.750%, 06/15/2028(e)	950,000	879,308
		1,250,677
Interactive Media & Services - 0.06%
ANGI Group LLC, 3.875%, 08/15/2028(e)	420,000	355,111

IT Services - 0.29%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc., 6.000%, 11/01/2029(e)	250,000	225,409
Sabre GLBL, Inc.:
8.625%, 06/01/2027(e)	1,005,000	915,428
11.250%, 12/15/2027(e)	500,000	491,577
		1,632,414
Machinery - 0.48%
Allison Transmission, Inc., 4.750%, 10/01/2027(e)	1,550,000	1,498,683
Manitowoc Co., Inc., 9.000%, 04/01/2026(e)	400,000	402,972
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	170,000	157,442
Titan International, Inc., 7.000%, 04/30/2028	600,000	600,850
Wabash National Corp., 4.500%, 10/15/2028(e)	50,000	45,178
		2,705,125
Marine Transportation - 0.08%
Danaos Corp., 8.500%, 03/01/2028(e)	450,000	457,308

Media - 2.13%
Advantage Sales & Marketing, Inc., 6.500%, 11/15/2028(e)	1,140,000	1,051,764

See Notes to Financial Statements.
Annual Report | December 31, 2023	61

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
December 31, 2023

	Principal Amount	Value
Media (continued)
AMC Networks, Inc., 4.250%, 02/15/2029	$560,000	$427,844
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.125%, 05/01/2027(e)	710,000	686,424
5.375%, 06/01/2029(e)	650,000	613,588
4.750%, 03/01/2030(e)	550,000	503,360
4.500%, 08/15/2030(e)	120,000	108,338
7.375%, 03/01/2031(e)	550,000	564,844
4.500%, 05/01/2032	300,000	257,337
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(e)	2,250,000	1,942,097
7.500%, 06/01/2029(e)	340,000	283,025
CSC Holdings LLC:
7.500%, 04/01/2028(e)	1,205,000	902,599
11.250%, 05/15/2028(e)	250,000	257,766
5.750%, 01/15/2030(e)	200,000	124,708
DISH DBS Corp., 7.750%, 07/01/2026	1,485,000	1,035,847
Gray Escrow II, Inc., 5.375%, 11/15/2031(e)	305,000	230,457
Gray Television, Inc.:
7.000%, 05/15/2027(e)	1,767,000	1,681,221
4.750%, 10/15/2030(e)	150,000	113,087
iHeartCommunications, Inc., 6.375%, 05/01/2026	280,000	238,992
Scripps Escrow II, Inc., 5.375%, 01/15/2031(e)	390,000	286,670
Scripps Escrow, Inc., 5.875%, 07/15/2027(e)	490,000	435,789
Sinclair Television Group, Inc., 5.500%, 03/01/2030(e)	200,000	150,262
Urban One, Inc., 7.375%, 02/01/2028(e)	150,000	127,643
		12,023,662
Metals & Mining - 1.30%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	810,000	765,064
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(e)	912,000	904,912
6.125%, 04/15/2032(e)	1,147,000	1,156,857
GrafTech Global Enterprises, Inc., 9.875%, 12/15/2028(e)	235,000	181,538
IAMGOLD Corp., 5.750%, 10/15/2028(e)	410,000	353,158
Mineral Resources, Ltd.:
8.125%, 05/01/2027(e)	1,238,000	1,259,375
8.000%, 11/01/2027(e)	760,000	780,236
New Gold, Inc., 7.500%, 07/15/2027(e)	650,000	656,592
SunCoke Energy, Inc., 4.880%, 06/30/2029(e)	795,000	716,321
Taseko Mines, Ltd., 7.000%, 02/15/2026(e)	601,000	571,178
		7,345,231
Mortgage Real Estate Investment Trusts (REITs) - 0.78%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(e)	800,000	673,882
Rithm Capital Corp., 6.250%, 10/15/2025(e)	890,000	877,068
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(e)	1,972,000	1,869,771
4.380%, 01/15/2027(e)	1,020,000	962,355
		4,383,076
Oil, Gas & Consumable Fuels - 3.22%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 01/15/2028(e)	800,000	792,758
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(e)	400,000	387,404

See Notes to Financial Statements.
62	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
December 31, 2023

	Principal Amount	Value
Oil, Gas & Consumable Fuels (continued)
Calumet Specialty Products Partners LP / Calumet Finance Corp.:
8.125%, 01/15/2027(e)	$230,000	$226,199
9.750%, 07/15/2028(e)	472,000	469,324
Civitas Resources, Inc.:
8.375%, 07/01/2028(e)	930,000	972,031
8.750%, 07/01/2031(e)	200,000	213,160
CNX Resources Corp., 6.000%, 01/15/2029(e)	1,298,000	1,245,850
Comstock Resources, Inc., 6.750%, 03/01/2029(e)	650,000	595,252
CVR Energy, Inc., 5.750%, 02/15/2028(e)	995,000	918,927
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(e)	654,000	618,436
Energean PLC, 6.500%, 04/30/2027(e)	300,000	274,276
EnLink Midstream Partners LP, 5.450%, 06/01/2047	150,000	131,213
EnQuest PLC, 11.625%, 11/01/2027(e)	220,000	210,030
Global Partners LP / GLP Finance Corp., 6.875%, 01/15/2029	720,000	698,029
Hess Midstream Operations LP, 5.625%, 02/15/2026(e)	575,000	571,297
Northern Oil and Gas, Inc.:
8.125%, 03/01/2028(e)	1,050,000	1,064,217
8.750%, 06/15/2031(e)	296,000	308,683
NuStar Logistics LP:
5.750%, 10/01/2025	214,000	212,841
6.375%, 10/01/2030	230,000	230,734
Parkland Corp.:
5.875%, 07/15/2027(e)	700,000	697,611
4.500%, 10/01/2029(e)	1,730,000	1,587,777
4.630%, 05/01/2030(e)	500,000	460,547
PBF Holding Co. LLC / PBF Finance Corp., 7.875%, 09/15/2030(e)	674,000	687,200
SM Energy Co., 5.625%, 06/01/2025	1,303,000	1,288,881
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	2,280,000	2,120,459
Vital Energy, Inc., 7.750%, 07/31/2029(e)	870,000	832,745
W&T Offshore, Inc., 11.750%, 02/01/2026(e)	400,000	411,671
		18,227,552
Paper & Forest Products - 0.10%
Mercer International, Inc., 5.125%, 02/01/2029	660,000	567,791

Passenger Airlines - 0.32%
Air Canada, 3.875%, 08/15/2026(e)	750,000	717,015
American Airlines Group, Inc., 3.750%, 03/01/2025(e)	1,100,000	1,072,985
		1,790,000
Personal Care Products - 0.17%
Herbalife Nutrition, Ltd. / HLF Financing, Inc., 7.875%, 09/01/2025(e)	970,000	959,276

Professional Services - 0.21%
KBR, Inc., 4.750%, 09/30/2028(e)	430,000	400,288
TriNet Group, Inc., 3.500%, 03/01/2029(e)	850,000	761,383
		1,161,671
Real Estate Management & Development - 0.43%
Howard Hughes Corp., 4.125%, 02/01/2029(e)	1,300,000	1,160,634
Kennedy-Wilson, Inc., 4.750%, 03/01/2029	630,000	526,683
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(e)	960,000	747,143
		2,434,460

See Notes to Financial Statements.
Annual Report | December 31, 2023	63

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
December 31, 2023

	Principal Amount	Value
Software - 0.14%
MicroStrategy, Inc., 6.125%, 06/15/2028(e)	$810,000	$786,676

Specialized REITs - 0.35%
Iron Mountain, Inc., 5.625%, 07/15/2032(e)	500,000	474,508
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(e)	450,000	314,950
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	1,640,000	1,185,145
		1,974,603
Specialty Retail - 0.75%
Asbury Automotive Group, Inc.:
4.625%, 11/15/2029(e)	250,000	231,680
5.000%, 02/15/2032(e)	400,000	363,987
Foot Locker, Inc., 4.000%, 10/01/2029(e)	350,000	290,064
Gap, Inc.:
3.625%, 10/01/2029(e)	1,495,000	1,280,056
3.875%, 10/01/2031(e)	850,000	701,211
Upbound Group, Inc., 6.375%, 02/15/2029(e)	725,000	681,185
Victoria's Secret & Co., 4.625%, 07/15/2029(e)	840,000	702,720
		4,250,903
Technology Hardware, Storage & Peripherals - 0.48%
NCR Voyix Corp., 5.000%, 10/01/2028(e)	440,000	416,371
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	2,556,000	2,309,532
		2,725,903
Trading Companies & Distributors - 0.07%
BlueLinx Holdings, Inc., 6.000%, 11/15/2029(e)	450,000	416,984

TOTAL CORPORATE BONDS
(Cost $136,973,725)		142,473,602

	Shares	Value
COMMON STOCK - 0.37%
Energy Equipment & Services - 0.23%
Brock Holdings III Inc.(b)	164,832	–
Total Safety Holdings, LLC(b)(f)	2,951	1,106,625
Utex Industries Holdings, LLC(f)	3,182	197,284
		1,303,909
Health Care Equipment & Supplies - 0.02%
Carestream Health Holdings Inc(f)	242,545	105,103

Health Care Providers & Services - 0.12%
Envision Healthcare Corp. Equity(b)(f)	79,338	674,373

TOTAL COMMON STOCK
(Cost $13,722,925)		2,083,385

See Notes to Financial Statements.
64	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments
December 31, 2023

	Shares	Value
WARRANTS - 0.00%(g)
Energy Equipment & Services - 0.00%(g)
Utex Industries Holdings, LLC expires 12/31/2049 at $114.76(b)	7,955	$3,182

TOTAL WARRANTS
(Cost $0)		3,182

SHORT TERM INVESTMENTS - 2.92%
Open-End Investment Companies - 2.92%
Fidelity Treasury Portfolio
(5.22% 7-Day Yield)	16,517,158	16,517,158

TOTAL SHORT TERM INVESTMENTS
(Cost $16,517,158)		16,517,158

Total Investments- 163.58%
(Cost $940,296,912)		924,960,464

Liabilities in Excess of Other Assets - (5.66)%		(32,004,007)
Mandatory Redeemable Preferred Shares - (7.94)%
(liquidation preference plus distributions payable on term preferred shares)		(44,891,427)

Leverage Facility - (49.98)%		(282,600,000)

Net Assets - 100.00%		$565,465,030

Amounts above are shown as a percentage of net assets as of December 31, 2023.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of December 31, 2023 was 5.47%

3M US L - 3 Month LIBOR as of December 31, 2023 was 5.59%

6M US L - 6 Month LIBOR as of December 31, 2023 was 5.59%

1M US SOFR- 1 Month SOFR as of December 31, 2023 was 5.34%

3M US SOFR - 3 Month SOFR as of December 31, 2023 was 5.33%

6M US SOFR - 6 Month SOFR as of December 31, 2023 was 5.16%

PRIME - US Prime Rate as of December 31, 2023 was 8.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Security is in default as of period end.
(d)	A portion of this position was not funded as of December 31, 2023. The Portfolio of Investments records only the funded portion of each position. As of December 31, 2023, the Fund has unfunded delayed draw loans in the amount of $1,472,799. Fair value of these unfunded delayed draws was $1,481,977. Additional information is provided in Note 9 General Commitments and Contingencies.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $109,630,520, which represented approximately 19.39% of net assets as of December 31, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(f)	Non-income producing security.
(g)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2023	65

Blackstone Credit & Insurance Funds	Statements of Assets and Liabilities
December 31, 2023

	Senior Floating Rate 2027 Term Fund	Long-Short Credit Income Fund	Strategic Credit 2027 Term Fund
ASSETS:
Investments, at fair value (Cost $296,069,946, $258,312,565 and $940,296,912, respectively)	$290,926,658	$254,174,841	$924,960,464
Cash	4,472	401,746	557,627
Receivable for investment securities sold	2,709,758	1,499,549	7,311,167
Interest receivable	1,868,209	1,811,553	6,853,158
Net unrealized appreciation on unfunded loan commitments	5,303	4,328	13,440
Prepaid offering costs	358,525	446,647	–
Prepaid expenses and other assets	25,033	19,714	96,959
Total Assets	295,897,958	258,358,378	939,792,815

LIABILITIES:
Payable for investment securities purchased	12,840,422	11,344,313	36,579,058
Leverage facility	89,600,000	77,200,000	282,600,000
Interest due on leverage facility	487,788	599,763	3,029,127
Distributions payable to common shareholders	1,482,974	1,308,952	4,198,452
Accrued investment advisory fee payable	355,224	170,189	757,373
Accrued fund accounting and administration fees payable	126,494	117,559	352,326
Accrued trustees' fees payable	25,093	27,326	115,904
Other payables and accrued expenses	654,704	669,774	1,804,118
Mandatory redeemable preferred shares(a) (net of deferred financing costs of: –, – and $611,823, respectively)(a)	–	–	44,388,177
Distributions payable on mandatory redeemable preferred shares	–	–	503,250
Total Liabilities	105,572,699	91,437,876	374,327,785
Net Assets Attributable to Common Shareholders	$190,325,259	$166,920,502	$565,465,030

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Par value ($0.001 per share, applicable to 13,008,542, 12,708,275 and 44,664,382 shares issued and outstanding)	$13,009	$12,708	$44,664
Paid-in capital in excess of par value	257,204,936	236,816,138	839,503,351
Total distributable earnings	(66,892,686)	(69,908,344)	(274,082,985)
Net Assets Attributable to Common Shareholders	$190,325,259	$166,920,502	$565,465,030

Net Asset Value per Common Share	$14.63	$13.13	$12.66

(a)	$1,000 liquidation value per share. 45,000 shares issued and outstanding for BGB.

See Notes to Financial Statements.
66	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Statements of Operations
For the Year Ended December 31, 2023

	Senior Floating Rate 2027 Term Fund	Long-Short Credit Income Fund	Strategic Credit 2027 Term Fund
INVESTMENT INCOME:
Interest	$26,598,278	$24,689,003	$82,756,354
Total Investment Income	26,598,278	24,689,003	82,756,354

EXPENSES:
Investment advisory fee	2,413,277	1,973,564	8,656,503
Fund accounting and administration fees	323,461	300,170	968,203
Insurance expense	65,379	53,675	232,464
Legal and audit fees	361,040	445,716	1,071,985
Custodian fees	80,331	61,861	184,215
Trustees' fees and expenses	109,519	103,423	369,305
Printing expense	69,306	38,913	69,665
Transfer agent fees	20,021	25,301	25,265
Interest on leverage facility	5,157,004	4,958,226	17,179,353
Amortization of deferred financing costs	–	20,352	116,936
Other expenses	188,185	220,901	560,574
Distributions to mandatory redeemable preferred shares	–	416,686	2,183,294
Total Expenses	8,787,523	8,618,788	31,617,762
Net Investment Income	17,810,755	16,070,215	51,138,592

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities and unfunded loan commitments	(5,625,243)	(7,329,703)	(25,308,298)
Foreign currency transactions	–	–	(23,364)
Net realized loss:	(5,625,243)	(7,329,703)	(25,331,662)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	14,680,231	15,691,034	54,841,565
Translation of assets and liabilities in foreign currency transactions	–	–	747
Net change in unrealized appreciation/(depreciation) on investments	14,680,231	15,691,034	54,842,312
Net Realized and Unrealized Gain on Investments	9,054,988	8,361,331	29,510,650

Net Increase in Net Assets Attributable to Common Shares from Operations	$26,865,743	$24,431,546	$80,649,242

See Notes to Financial Statements.
Annual Report | December 31, 2023	67

Blackstone Credit & Insurance Funds	Statements of Changes in Net Assets

	Senior Floating Rate 2027 Term Fund		Long-Short Credit Income Fund		Strategic Credit 2027 Term Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income(a)	$17,810,755	$14,032,038	$16,070,215	$13,459,525	$51,138,592	$41,667,545
Net realized loss	(5,625,243)	(13,597,726)	(7,329,703)	(15,868,811)	(25,331,662)	(49,661,346)
Net change in unrealized appreciation/(depreciation) on Investment securities	14,680,231	(19,572,848)	15,691,034	(20,193,964)	54,842,312	(63,447,939)
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	26,865,743	(19,138,536)	24,431,546	(22,603,250)	80,649,242	(71,441,740)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(18,680,266)	(11,464,793)	(17,041,796)	(11,234,115)	(54,043,902)	(34,748,889)
Net Decrease in Net Assets from Distributions to Common Shareholders	(18,680,266)	(11,464,793)	(17,041,796)	(11,234,115)	(54,043,902)	(34,748,889)

Proceeds from sale of common shares (net of offering costs)	–	32,583	–	–	–	–
Cost of shares repurchased	–	(6,727,909)	–	–	–	–
Net asset value of common shares issued to
shareholders from reinvestment of dividends	–	51,564	–	–	–	–
Net Decrease from Capital Share Transactions	–	(6,643,762)	–	–	–	–
Net Increase/(Decrease) in Net Assets
Attributable to Common Shares	8,185,477	(37,247,091)	7,389,750	(33,837,365)	26,605,340	(106,190,629)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	182,139,782	219,386,873	159,530,752	193,368,117	538,859,690	645,050,319
End of period	$190,325,259	$182,139,782	$166,920,502	$159,530,752	$565,465,030	$538,859,690

(a)	Includes impact of distributions to preferred shareholders from net investment income. Distributions on the Fund's mandatory redeemable preferred stock ("MRPS") are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 11 - Leverage. The Long-Short Credit Income Fund and the Strategic Credit 2027 Term Fund recorded distributions of $416,686 and $2,183,294, respectively, to holders of MRPS for the fiscal year ended December 31, 2023. For the fiscal year ended December 31, 2022, the Long-Short Credit Income Fund and the Strategic Credit 2027 Term Fund recorded distributions of $722,000 and $1,624,500, respectively, to holders of MRPS. See Note 12 for details on tax characterization of distributions.

See Notes to Financial Statements.
68	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Statements of Cash Flows
For the Year Ended December 31, 2023

	Senior Floating Rate 2027 Term Fund	Long-Short Credit Income Fund	Strategic Credit 2027 Term Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$26,865,743	$24,431,546	$80,649,242
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of investment securities	(207,826,258)	(249,645,983)	(819,604,086)
Payment-in-kind interest	9,924	7,920	27,598
Proceeds from disposition of investment securities	188,135,101	266,116,689	773,867,384
Net discounts (accreted)/premiums amortized	(1,123,676)	(1,537,575)	(5,606,358)
Net realized loss on:
Investment securities and unfunded loan commitments	5,625,243	7,329,703	25,308,298
Net change in unrealized appreciation on:
Investment securities	(14,680,231)	(15,691,034)	(54,841,565)
Net purchases of short term investment	(8,219,886)	(6,110,647)	(16,517,158)
Amortization of deferred financing costs	–	20,352	116,936
(Increase)/Decrease in assets:
Interest receivable	(65,236)	589,198	(127,013)
Prepaid offering costs	(69,685)	(1,570)	–
Net unrealized appreciation on unfunded loan commitments	(5,303)	(4,328)	274,609
Prepaid expenses and other assets	(14,632)	(15,146)	(10,100)
Increase/(Decrease) in liabilities:
Distributions payable on mandatory redeemable preferred shares	–	(124,814)	222,419
Interest due on loan facility	(291,370)	57,935	2,092,001
Net unrealized depreciation on unfunded loan commitments	(37,918)	(19,718)	–
Accrued investment advisory fees payable	9,153	6,221	21,494
Accrued fund accounting and administration expense payable	(44,536)	(26,313)	(17,595)
Accrued trustees' fees payable	(6,036)	5,444	42,285
Other payables and accrued expenses	193,705	219,001	914,069
Net Cash Provided by/(Used in) Operating Activities	(11,545,898)	25,606,881	(13,187,540)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	29,600,000	33,000,000	63,700,000
Payments on leverage facility	(25,000,000)	(38,600,000)	(50,000,000)
Payments on deferred financing costs	–	–	(682,966)
Proceeds from offering of mandatory redeemable preferred shares	–	–	45,000,000
Payments from offering of mandatory redeemable preferred shares	–	(20,000,000)	(45,000,000)
Distributions paid - common shareholders - net of distributions reinvested	(17,197,292)	(15,732,844)	(49,845,450)
Net Cash Used in Financing Activities	(12,597,292)	(41,332,844)	(36,828,416)

Net Decrease in Cash	(24,143,190)	(15,725,963)	(50,015,956)
Cash, beginning balance	$24,147,662	$16,127,709	$50,573,583
Cash, ending balance	$4,472	$401,746	$557,627

Supplemental disclosure of cash flow information:
Interest paid on leverage facility during the year	$5,448,374	$4,900,291	$15,087,352

See Notes to Financial Statements.
Annual Report | December 31, 2023	69

Blackstone Senior Floating Rate 2027 Term Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020 (a)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.00	$16.21	$15.88	$16.41
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.37	1.04	1.02	1.08
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	0.70	(2.39)	0.30	(0.72)
Total Income/(Loss) from Investment Operations	2.07	(1.35)	1.32	0.36

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.44)	(0.86)	(0.99)	(1.09)
Total Distributions to Common Shareholders	(1.44)	(0.86)	(0.99)	(1.09)

CAPITAL SHARE TRANSACTIONS:
Accretion to net asset value resulting from share repurchases	–	–	–	0.20
Total Capital Share Transactions	–	–	–	0.20
Net asset value per common share - end of period	$14.63	$14.00	$16.21	$15.88
Market price per common share - end of period	$13.35	$12.43	$17.17	$14.22

Total Investment Return - Net Asset Value(c)	16.64%	(8.01%)	8.57%	4.98%
Total Investment Return - Market Price(c)	19.88%	(22.89%)	28.43%	(4.48%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$190,325	$182,140	$219,387	$215,253
Ratio of expenses to average net assets attributable to common shares	4.69%	3.18%	2.36%	2.75%
Ratio of expenses to average managed assets(d)	3.28%	2.16%	1.60%	1.87%
Ratio of net investment income to average net assets attributable to common shares	9.50%	6.95%	6.23%	7.19%
Portfolio turnover rate	60%	75%	97%	76%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$89,600	$85,000	$105,500	$100,000
Average borrowings outstanding during the period (000s)	$80,626	$94,819	$105,974	$104,521
Asset coverage, end of period per $1,000(e)	$3,124	$3,143	$3,079	$3,153

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.48	$17.57	$17.61	$15.96
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.31	1.32	1.26	1.24
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(0.06)	(1.00)	(0.14)	1.57
Total Income from Investment Operations	1.25	0.32	1.12	2.81

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.32)	(1.41)	(1.16)	(1.16)
Total Distributions to Common Shareholders	(1.32)	(1.41)	(1.16)	(1.16)

CAPITAL SHARE TRANSACTIONS:
Accretion to net asset value resulting from share repurchases	–	–	–	–
Total Capital Share Transactions	–	–	–	–
Net asset value per common share - end of period	$16.41	$16.48	$17.57	$17.61
Market price per common share - end of period	$16.15	$15.33	$18.00	$18.08

See Notes to Financial Statements.
70	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Total Investment Return - Net Asset Value(c)	7.92%	1.88%	6.67%	18.44%
Total Investment Return - Market Price(c)	14.17%	(7.49%)	6.44%	30.70%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$250,848	$251,645	$267,903	$268,153
Ratio of expenses to average net assets attributable to common shares	3.54%	3.35%	3.01%	2.59%
Ratio of expenses to average managed assets(d)	2.37%	2.25%	2.02%	1.74%
Ratio of net investment income to average net assets attributable to common shares	7.82%	7.49%	7.11%	7.48%
Portfolio turnover rate	40%	88%	135%	99%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$123,500	$124,000	$132,000	$131,000
Average borrowings outstanding during the period (000s)	$125,408	$132,067	$132,323	$122,782
Asset coverage, end of period per $1,000(e)	$3,031	$3,029	$3,030	$3,047

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$18.08	$19.27
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.22	0.92
Net realized and unrealized loss on investments, foreign currency transactions and unfunded loan commitments	(2.17)	(0.84)
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(b)	–	(0.06)
From net realized gains	–	–
Total Income/(Loss) from Investment Operations	(0.95)	0.02

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.17)	(0.86)
From net realized gains	–	(0.08)
From tax return of capital	–	(0.27)
Total Distributions to Common Shareholders	(1.17)	(1.21)

Net asset value per common share - end of period	$15.96	$18.08
Market price per common share - end of period	$14.85	$16.74

Total Investment Return - Net Asset Value(c)	(5.19%)	0.38%
Total Investment Return - Market Price(c)	(4.72%)	(4.99%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$242,874	$275,201
Ratio of expenses to average net assets attributable to common shares	2.48%	3.02	%(f)
Ratio of expenses to average managed assets(d)	1.67%	2.02	%(f)
Ratio of net investment income to average net assets attributable to common shares	6.84%	4.88	%(f)
Portfolio turnover rate	65%	66%

See Notes to Financial Statements.
Annual Report | December 31, 2023	71

Blackstone Senior Floating Rate 2027 Term Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term Preferred Shares (000s)	$	N/A	$	N/A	(g)
Total shares outstanding (000s)		–		–	(g)
Asset coverage per share	$	N/A	$	N/A	(g)
Liquidation preference per share	$	N/A	$	N/A	(g)

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$	N/A		$–	(h)
Average borrowings outstanding during the period (000s)	$	N/A		$96,000	(h)
Asset coverage, end of period per $1,000	$	N/A	$	N/A	(h)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)		$119,500		$133,000
Average borrowings outstanding during the period (000s)		$132,372		$137,412	(i)
Asset coverage, end of period per $1,000(e)		$3,032		$3,069

(a)	Prior to December 10, 2020 the Blackstone Senior Floating Rate 2027 Term Fund was known as the Blackstone / GSO Senior Floating Rate Term Fund.
(b)	Calculated using average common shares outstanding.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(e)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.
(f)	Ratios do not reflect dividend payments to preferred shareholders.
(g)	On October 8, 2014, BSL redeemed 100% of the term preferred shares at 100% of their liquidation preference.
(h)	On October 8, 2014, BSL redeemed 100% of the senior secured notes at 100% of their principal amount and entered into a new 364-day revolving credit facility. Average borrowings are shown for the period January 1, 2014 through the redemption date.
(i)	Since first borrowing was made on October 8, 2014.

See Notes to Financial Statements.
72	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020 (a)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period		$12.55	$15.22	$14.94	$15.74
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)		1.26	1.06	1.06	1.18
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments		0.66	(2.85)	0.25	(0.79)
Total Income/(Loss) from Investment Operations		1.92	(1.79)	1.31	0.39

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income		(1.34)	(0.88)	(1.03)	(1.19)
Total Distributions to Common Shareholders		(1.34)	(0.88)	(1.03)	(1.19)

Net asset value per common share - end of period		$13.13	$12.55	$15.22	$14.94
Market price per common share - end of period		$11.45	$10.84	$14.70	$13.42

Total Investment Return - Net Asset Value(d)		17.64%	(11.19%)	9.26%	4.41%
Total Investment Return - Market Price(d)		18.77%	(20.58%)	17.48%	(5.62%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)		$166,921	$159,531	$193,368	$189,901
Ratio of expenses to average net assets attributable to common shares		5.24%	3.67%	2.69%	3.08%
Ratio of expenses to average managed assets(e)		3.39%	2.24%	1.67%	1.89%
Ratio of net investment income to average net assets attributable to common shares		9.77%	7.68%	6.89%	8.28%
Portfolio turnover rate		88%	94%	90%	77%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$	N/A	$20,125	$20,128	$20,128
Total shares outstanding (000s)		–	20	20	20
Asset coverage , end of period per $1,000(f)	$	N/A	$2,550	$2,626	$2,638
Liquidation preference per share	$	N/A	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)		$77,200	$82,800	$98,900	$95,900
Average borrowings outstanding during the period (000s)		$78,190	$92,127	$100,347	$93,946
Asset coverage, end of period per $1,000(g)		$3,162	$3,170	$3,157	$3,189

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.62	$17.09	$16.94	$15.37
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	1.46	1.46	1.34	1.40
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	0.12	(1.32)	0.05	1.60
Total Income from Investment Operations	1.58	0.14	1.39	3.00

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.46)	(1.61)	(1.24)	(1.43)
Total Distributions to Common Shareholders	(1.46)	(1.61)	(1.24)	(1.43)

Net asset value per common share - end of period	$15.74	$15.62	$17.09	$16.94
Market price per common share - end of period	$15.64	$13.74	$15.92	$15.92

See Notes to Financial Statements.
Annual Report | December 31, 2023	73

Blackstone Long-Short Credit Income Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Total Investment Return - Net Asset Value(d)	10.73%	1.25%	8.85%	21.21%
Total Investment Return - Market Price(d)	25.08%	(4.40%)	7.90%	29.89%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$199,982	$198,399	$217,067	$215,236
Ratio of expenses to average net assets attributable to common shares	3.85%	3.73%	3.03%	2.58%
Ratio of expenses to average managed assets(e)	2.36%	2.31%	1.93%	1.73%
Ratio of net investment income to average net assets attributable to common shares	9.15%	8.52%	7.82%	8.67%
Portfolio turnover rate	40%	75%	126%	103%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$20,128	$20,122	$20,121	$20,125
Total shares outstanding (000s)	20	20	20	20
Asset coverage , end of period per $1,000(f)	$2,562	$2,556	$2,644	$2,905
Liquidation preference per share	$1,000	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$108,000	$107,500	$112,000	$93,000
Average borrowings outstanding during the period (000s)	$109,385	$115,392	$105,633	$93,684
Asset coverage, end of period per $1,000(g)	$3,037	$3,032	$3,117	$3,314

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$17.82	$19.11
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	1.48	0.94
Net realized and unrealized loss on investments, foreign currency transactions and unfunded loan commitments	(2.66)	(1.03)
Total Loss from Investment Operations	(1.18)	(0.09)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.27)	(0.96)
From net realized gains	–	(0.06)
From tax return of capital	–	(0.18)
Total Distributions to Common Shareholders	(1.27)	(1.20)

Net asset value per common share - end of period	$15.37	$17.82
Market price per common share - end of period	$13.48	$15.53

Total Investment Return - Net Asset Value(d)	(6.04%)	(0.06%)
Total Investment Return - Market Price(d)	(5.44%)	(6.86%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$195,204	$226,316
Ratio of expenses to average net assets attributable to common shares	2.07%	1.85%
Ratio of expenses to average managed assets(e)	1.43%	1.66%
Ratio of net investment income to average net assets attributable to common shares	8.45%	4.99%
Portfolio turnover rate	72%	66%

See Notes to Financial Statements.
74	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$	N/A	$	N/A
Total shares outstanding (000s)		–		–
Asset coverage , end of period per $1,000(f)	$	N/A	$	N/A
Liquidation preference per share	$	N/A	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)		$96,000		$73,000
Average borrowings outstanding during the period (000s)		$100,261		$66,827	(h)
Asset coverage, end of period per $1,000(g)		$3,033		$4,100

(a)	Prior to December 10, 2020 the Blackstone Long-Short Credit Income Fund was known as the Blackstone / GSO Long-Short Credit Income Fund.
(b)	Calculated using average common shares outstanding.
(c)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 11 - Leverage.
(d)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.
(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(f)	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000. On July 27, 2023, BGX redeemed all of its outstanding Series A mandatory redeemable preferred shares at liquidation value in the amount of $20,000,000.
(g)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000. On July 27, 2023, BGX redeemed all of its outstanding Series A mandatory redeemable preferred shares at liquidation value in the amount of $20,000,000.
(h)	Since first borrowing was made on July 29, 2014.

See Notes to Financial Statements.
Annual Report | December 31, 2023	75

Blackstone Strategic Credit 2027 Term Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020 (a)	For the Year Ended December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.06	$14.44	$14.19	$15.25	$15.30
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	1.14	0.93	0.93	1.08	1.35
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	0.67	(2.53)	0.21	(1.04)	(0.06)
Total Income/(Loss) from Investment Operations	1.81	(1.60)	1.14	0.04	1.29

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.21)	(0.78)	(0.89)	(1.10)	(1.34)
Total Distributions to Common Shareholders	(1.21)	(0.78)	(0.89)	(1.10)	(1.34)

Net asset value per common share - end of period	$12.66	$12.06	$14.44	$14.19	$15.25
Market price per common share - end of period	$11.32	$10.58	$13.49	$12.48	$14.38

Total Investment Return - Net Asset Value(d)	17.10%	(10.68%)	8.60%	2.03%	9.29%
Total Investment Return - Market Price(d)	19.36%	(16.13%)	15.36%	(4.83%)	17.05%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$565,465	$538,860	$645,050	$633,741	$681,312
Ratio of expenses to average net assets attributable to common shares	5.70%	3.67%	2.78%	3.15%	3.97%
Ratio of expenses to average managed assets(e)	3.65%	2.32%	1.77%	2.00%	2.50%
Ratio of net investment income to average net assets attributable to common shares	9.22%	7.08%	6.36%	7.90%	8.68%
Portfolio turnover rate	81%	81%	101%	77%	40%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$44,891	$45,281	$45,287	$45,287	$45,287
Total shares outstanding (000s)	45	45	45	45	45
Asset coverage, end of period per $1,000(f)	$2,726	$2,715	$2,749	$2,790	$2,697
Liquidation preference per share	$1,000	$1,000	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$282,600	$268,900	$323,800	$309,100	$356,500
Average borrowings outstanding during the period (000s)	$266,066	$300,105	$325,709	$306,661	$363,945
Asset coverage, end of period per $1,000(g)	$3,160	$3,172	$3,131	$3,196	$3,037

(a)	Prior to December 10, 2020 the Blackstone Strategic Credit 2027 Term Fund was known as the Blackstone / GSO Strategic Credit Fund.
(b)	Calculated using average common shares outstanding.
(c)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 11 - Leverage.

See Notes to Financial Statements.
76	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

(d)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.
(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(f)	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000. On July 25, 2023, BGB issued 45,000 4-year Series B mandatory redeemable preferred shares with a liquidation value of $45,000,000. On July 27, 2023, BGB redeemed all of its outstanding Series A mandatory redeemable preferred shares at liquidation value in the amount of $45,000,000.
(g)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000. On July 25, 2023, BGB issued 45,000 4-year Series B mandatory redeemable preferred shares with a liquidation value of $45,000,000. On July 27, 2023, BGB redeemed all of its outstanding Series A mandatory redeemable preferred shares at liquidation value in the amount of $45,000,000.

See Notes to Financial Statements.
Annual Report | December 31, 2023	77

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2023

NOTE 1. ORGANIZATION

Blackstone Senior Floating Rate 2027 Term Fund (formerly known as Blackstone Senior Floating Rate Term Fund) (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BSL’s Board of Trustees (the “BSL Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On November 18, 2019, the BSL Board approved a proposal to amend BSL's charter to allow an extension of up to five years in length (the “Charter Amendment”). The BSL Board also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the “Term Extension”). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

On January 26, 2022, the Securities and Exchange Commission (the "SEC") declared effective a registration statement filed under the “shelf” registration process for BSL. Pursuant to the shelf registration, BSL may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BSL designates from time to time, directly to purchasers, through at-the-market ("ATM") offerings or through a combination of these methods. On February 1, 2022, BSL launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. During the year ended December 31, 2022, BSL sold 2,004 common shares totaling $32,583, net of offering costs of $87, pursuant to this shelf registration. For the year ended December 31, 2023, BSL did not sell any shares pursuant to this shelf registration.

Blackstone Long-Short Credit Income Fund (“BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

On May 22, 2020, the SEC declared effective a registration statement filed under the “shelf” registration process for BGX. Pursuant to the shelf registration, BGX may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BGX designates from time to time, directly to purchasers, through ATM offerings or through a combination of these methods. On August 19, 2020, BGX launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. On July 30, 2021, the SEC declared effective an updated shelf registration statement and BGX filed an updated prospectus supplement with respect to the ATM offering on August 19, 2021. As of December 31, 2023, BGX has not yet sold any shares pursuant to this shelf registration.

Blackstone Strategic Credit 2027 Term Fund (formerly known as Blackstone Strategic Credit Fund) (“BGB” and, collectively with BSL and BGX, the “Funds”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BGB’s Board of Trustees (the “BGB Board”), with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

78	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2023

The Funds were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, the Funds are now classified as diversified companies; BGX and BSL as of April 1, 2014 and BGB as of September 25, 2015. This means that with respect to 75% of each Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act. The name changes of BSL and BGB became effective on March 6, 2023.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined in Note 3) will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of such Fund’s net assets.

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined in Note 3) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. Each Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Open-end investment companies are generally valued at their closing net asset values as reported on each business day. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

Annual Report | December 31, 2023	79

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2023

In accordance with Rule 2a-5 under the 1940 Act, the Funds’ Board of Trustees (the “Board”) has designated the Adviser as the valuation designee to perform fair value determinations related to each Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Funds’ Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as the valuation designee to the Board at each regularly scheduled quarterly meeting. The Funds have procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

80	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2023

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of December 31, 2023:

Blackstone Senior Floating Rate 2027 Term Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$10,771,704	$1,063,334	$11,835,038
Automobile Components	–	4,113,346	1,019,336	5,132,682
Commercial Services & Supplies	–	10,717,829	1,656,888	12,374,717
Diversified Telecommunication Services	–	6,557,440	2,448,041	9,005,481
Food Products	–	3,072,448	1,273,352	4,345,800
Health Care Providers & Services	–	17,566,607	150,518	17,717,125
Interactive Media & Services	–	3,264,983	33,705	3,298,688
Leisure Products	–	–	242,867	242,867
Mortgage Real Estate Investment Trusts (REITs)	–	292,432	293,231	585,663
Software	–	29,153,171	1,385,622	30,538,793
Other	–	168,008,837	–	168,008,837
Collateralized Loan Obligation Securities Consumer Finance	–	–	1,472,159	1,472,159
Financial Services	–	–	11,787,150	11,787,150
Corporate Bonds	–	6,020,444	–	6,020,444
Common Stock
Health Care Providers & Services	–	–	247,274	247,274
Health Care Equipment & Supplies	–	24,054	–	24,054
Short-Term Investments	8,289,886	–	–	8,289,886
Total	$8,289,886	$259,563,295	$23,073,477	$290,926,658

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	4,267	1,036	5,303
Total	–	4,267	1,036	5,303

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2023, the Fund's outstanding borrowings of $89,600,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

Annual Report | December 31, 2023	81

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2023

Blackstone Long-Short Credit Income Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$10,524,531	$985,986	$11,510,517
Automobile Components	–	3,014,976	902,149	3,917,125
Commercial Services & Supplies	–	9,420,765	1,565,811	10,986,576
Diversified Telecommunication Services	–	6,475,153	1,540,474	8,015,627
Food Products	–	2,343,397	874,791	3,218,188
Health Care Providers & Services	–	13,691,007	123,151	13,814,158
Interactive Media & Services	–	2,396,342	32,389	2,428,731
Leisure Products	–	–	215,544	215,544
Mortgage Real Estate Investment Trusts (REITs)	–	292,432	293,231	585,663
Software	–	22,807,239	1,334,102	24,141,341
Other	–	135,106,224	–	135,106,224
Collateralized Loan Obligation Securities Consumer Finance	–	–	1,436,218	1,436,218
Financial Services	–	–	11,332,464	11,332,464
Corporate Bonds	–	21,120,545	–	21,120,545
Common Stock
Health Care Providers & Services	–	–	202,309	202,309
Health Care Equipment & Supplies	–	32,964	–	32,964
Short Term Investments	6,110,647	–	–	6,110,647
Total	$6,110,647	$227,225,575	$20,838,619	$254,174,841

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	3,355	973	4,328
Total	–	3,355	973	4,328

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2023, the Fund's outstanding borrowings of $77,200,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

82	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2023

Blackstone Strategic Credit 2027 Term Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$30,887,405	$3,252,055	$34,139,460
Automobile Components	–	11,827,493	2,992,922	14,820,415
Commercial Services & Supplies	–	32,859,786	3,077,437	35,937,223
Diversified Telecommunication Services	–	19,757,676	6,998,625	26,756,301
Food Products	–	7,828,083	1,536,336	9,364,419
Health Care Providers & Services	–	50,785,095	410,503	51,195,598
Interactive Media & Services	–	7,808,655	105,145	7,913,800
Leisure Products	–	–	710,386	710,386
Mortgage Real Estate Investment Trusts (REITs)	–	935,784	938,339	1,874,123
Software	–	76,838,904	1,274,436	78,113,340
Other	–	503,058,072	–	503,058,072
Corporate Bonds	–	142,473,602	–	142,473,602
Common Stock
Energy Equipment & Services	–	197,284	1,106,625	1,303,909
Health Care Providers & Services	–	–	674,373	674,373
Health Care Equipment & Supplies	–	105,103	–	105,103
Warrants
Energy Equipment & Services	–	–	3,182	3,182
Short Term Investments	16,517,158	–	–	16,517,158
Total	$16,517,158	$885,362,942	$23,080,364	$924,960,464

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	11,406	2,034	13,440
Total	–	11,406	2,034	13,440

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2023, the Fund's outstanding borrowings of $282,600,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

The changes of the fair value of investments for which the Funds have used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Senior Floating Rate 2027 Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Unfunded Loan Commitments	Total
Balance as of December 31, 2022	$7,789,140	$13,629,173	$–	$–	$21,418,313
Accrued discount/ premium	18,166	9,033	–	–	27,199
Realized Gain/(Loss)	48,060	(283,855)	–	–	(235,795)
Change in Unrealized Appreciation/(Depreciation)	(164,990)	1,089,446	(728,174)	–	196,282
Purchases(1)	11,286,228	6,155,393	975,448	1,036	18,418,105
Sales Proceeds(2)	(3,860,597)	(8,352,973)	–	–	(12,213,570)
Transfer into Level 3	293,231	1,013,092	–	–	1,306,323
Transfer out of Level 3	(5,842,344)	–	–	–	(5,842,344)
Balance as of December 31, 2023	$9,566,894	$13,259,309	$247,274	$1,036	$23,074,513

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2023	$(354,195)	$519,136	$(728,174)	$1,036	$(562,197)

Annual Report | December 31, 2023	83

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2023

Blackstone Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Unfunded Loan Commitments	Total
Balance as of December 31, 2022	$6,740,735	$15,402,183	$–	$–	$22,142,918
Accrued discount/ premium	14,487	11,264	–	–	25,751
Realized Gain/(Loss)	41,755	(818,417)	–	–	(776,662)
Change in Unrealized Appreciation/(Depreciation)	(211,146)	1,588,314	(595,784)	–	781,384
Purchases(1)	9,509,132	7,102,828	798,093	973	17,411,026
Sales Proceeds(2)	(3,854,700)	(10,517,490)	–	–	(14,372,190)
Transfer into Level 3	293,231	–	–	–	293,231
Transfer out of Level 3	(4,665,866)	–	–	–	(4,665,866)
Balance as of December 31, 2023	$7,867,628	$12,768,682	$202,309	$973	$20,839,592
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2023	$(359,282)	$581,666	$(595,784)	$973	$(372,427)

Blackstone Strategic Credit 2027 Term Fund	Floating Rate Loan Interests	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2022	$22,825,834	$6,364,208	$–	$–	$29,190,042
Accrued discount/ premium	49,248	–	–	–	49,248
Realized Gain/(Loss)	134,724	(1,543,787)	–	–	(1,409,063)
Change in Unrealized Appreciation/(Depreciation)	(570,079)	(241,332)	–	–	(811,411)
Purchases(1)	26,673,777	2,660,310	–	2,034	29,336,121
Sales Proceeds(2)	(12,865,746)	(4,239,756)	–	–	(17,105,502)
Return of Capital	–	(1,021,361)	–	–	(1,021,361)
Transfer into Level 3	938,339	–	3,182	–	941,521
Transfer out of Level 3	(15,889,913)	(197,284)	–	–	(16,087,197)
Balance as of December 31, 2023	$21,296,184	$1,780,998	$3,182	$2,034	$23,082,398
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2023	$(1,076,151)	$(1,985,938)	$3,182	$2,034	$(3,056,873)

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Information about Level 3 fair value measurements as of December 31, 2023:

Blackstone Senior Floating Rate 2027 Term Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$9,566,894	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	13,259,309	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	247,274	Third Party Vendor Pricing Services	Broker Quotes	N/A
Unfunded Loan Commitments	1,036	Third Party Vendor Pricing Services	Broker Quote	N/A

Blackstone Long-Short Credit Income Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$7,867,628	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	12,768,682	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	202,309	Third Party Vendor Pricing Services	Broker Quotes	N/A
Unfunded Loan Commitments	973	Third Party Vendor Pricing Services	Broker Quotes	N/A

84	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2023

Blackstone Strategic Credit 2027 Term Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$21,296,184	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	–	Performance Multiple Methodology	EBITDA Multiple(a)	7.38x
	1,780,998	Third Party Vendor Pricing Services	Broker Quotes	N/A
Warrants	3,182	Third Party Vendor Pricing Services	Broker Quotes	N/A
Unfunded Loan Commitments	2,034	Third Party Vendor Pricing Services	Broker Quotes	N/A

(a)	A change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Broker Quotes	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

When the Funds sell a floating rate loan interest, they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. For the year ended December 31, 2023, Management has analyzed the tax positions taken by the Funds and has concluded that no income tax provisions are required.

Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, including differences in the timing of recognition or income, losses, and/or gains, and differing characterization of distributions made by the Funds as a whole.

As of and during the year ended December 31, 2023, the Funds did not incur a liability arising from any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years after the filing of most state and local returns for state and local purposes. Tax returns for any open years have not required and as such not incorporated any uncertain tax positions that result in a provision for income taxes.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income determined after the payment of dividends and/or interest, if any, owed with respect to any outstanding preferred shares and/or borrowings. The Funds intend to pay any capital gain distributions at least annually, if any. The Funds utilize a "dynamic" distribution strategy that is based on the net investment income earned by the Funds. The Funds declare a set of monthly distributions each quarter in amounts closely tied to the Funds' recent average monthly net investment income. As a result, the monthly distribution amounts for the Funds typically vary when compared quarter over quarter. A distribution may be treated as paid by December 31 of any calendar year if such a distribution is declared by the Fund in October, November or December with a record date in such a month and is paid by the Fund prior to January 31 of the following calendar year. Such distributions may be taxable to shareholders in the calendar year in which the distributions are declared, rather than taxable to shareholders in the calendar year in which the distributions are paid.

Offering Costs: Offering costs incurred in connection with BSL’s shelf registration statement, through December 31, 2023, are approximately $358,525. The Statement of Assets and Liabilities reflects the current offering costs of $358,525 as prepaid offering cost. These offering costs will be charged to paid-in-capital upon the issuance of shares. Any remaining deferred offering costs at the end of the shelf offering period will be charged to expense and costs incurred to keep the shelf registration current are expensed as incurred.

Annual Report | December 31, 2023	85

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2023

Offering costs incurred in connection with BGX's shelf registration statement, through December 31, 2023, are approximately $557,435. The Statement of Assets and Liabilities reflects the current offering costs of $446,647 as deferred offering costs, of which $379,142 will be charged to paid-in-capital upon the issuance of shares. Any remaining deferred offering costs at the end of the shelf offering period will be charged to expense and costs incurred to keep the shelf registration current are expensed as incurred.

The estimates and assumptions underlying the Funds' financial statements are based on the information available as of December 31, 2023. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Management Fees: The Adviser, a wholly-owned subsidiary of Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit, asset-based finance and insurance asset management business unit of Blackstone Inc., “Blackstone Credit & Insurance”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds.

For BSL, the Adviser receives a monthly fee at the annual rate of 0.90% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“BSL Managed Assets”). Effective November 17, 2017, the Adviser agreed to reduce a portion of the previous management fee (“Reduced Management Fee”), from an annual rate of 1.00% to 0.90% of BSL’s Managed Assets, in connection with the extension of BSL’s term through May 31, 2022. Due to the approval of the extension of the BSL term to May 31, 2027, the Reduced Management Fee will continue through BSL’s dissolution date. If BSL’s term is extended again by shareholders beyond May 31, 2027, the Reduced Management Fee will be assessed at that time. For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s total assets (including any assets attributable to any leverage used) minus the sum of BGB's accrued liabilities (other than Fund liabilities incurred for any leverage) ("BGB Managed Assets").

For the year ended December 31, 2023, management fees are included on the Statement of Operations. As of December 31, 2023, accrued payables relating to management fees are included on the Statement of Assets and Liabilities.

Trustee Fees: Effective January 1, 2024, the Funds and Blackstone Floating Rate Enhanced Income Fund (collectively the "Blackstone Credit & Insurance Funds") agreed to pay a retainer fee of $155,000 per annum to each Trustee who is not a director, officer, employee, or affiliate of Blackstone Credit & Insurance or ALPS Fund Services, Inc. (“ALPS”). The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also agreed to receive a retainer fee of $12,000 per annum and the Lead Independent Trustee agreed to receive a retainer fee of $16,000 per annum from the Blackstone Credit & Insurance Funds.

The Board implemented a Trustee Emeritus program (the “Program”) in November 2021. A Trustee Emeritus appointed under the Program will receive compensation equal to 10% of his or her retainer for serving as a Trustee as of the date on which the Board appoints such person as Trustee Emeritus. The term of service of a Trustee Emeritus expires twelve months from the date of the Trustee’s retirement from the Board.

Fund Accounting and Administration Fees: ALPS serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the NAV of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of each fund’s respective Managed Assets, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the fund’s net assets, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

Custodian and Transfer Agent: The Bank of New York Mellon serves as the Funds’ custodian. Computershare Inc. (“Computershare”) serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare are not considered affiliates of the Funds as defined under the 1940 Act.

86	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2023

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the year ended December 31, 2023, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone Senior Floating Rate 2027 Term Fund	$173,778,148	$165,363,595
Blackstone Long-Short Credit Income Fund	224,909,787	247,953,861
Blackstone Strategic Credit 2027 Term Fund	739,701,538	715,671,896

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser is a related party of the Funds. Fee arrangements with related parties are disclosed in Note 3 and amounts incurred are disclosed in the Statements of Operations.

During the year ended December 31, 2023, none of the Funds engaged in cross trades with an affiliate pursuant to Rule 17a-7 under the 1940 Act.

Blackstone Holdings Finance Co. L.L.C ("FINCO"), an affiliate of the Adviser, pays expenses on behalf of the Funds from time to time. The Funds reimburse FINCO for such expenses paid on behalf of the Funds. FINCO does not charge any fees for providing such services. The amounts of $81,742, $50,532 and $349,793 for BSL, BGX, and BGB, respectively, as of the year ended December 31, 2023, is recorded as other payables and accrued expenses on the Funds' Statements of Assets and Liabilities.

Blackstone Securities Partners L.P. (“BSP”), an affiliate of BSL and of the Adviser, serves as the Distributor for BSL’s ATM offering of common shares of beneficial interest (“BSL Common Shares”) under a distribution agreement with BSL (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BSL compensates BSP with respect to the sale of BSL Common Shares in the ATM offering at a commission rate of 1.00% of the gross proceeds of the sale of BSL Common Shares. Additionally, BSP entered into a sub-placement agent agreement with UBS Securities LLC (the “Sub- Placement Agent”) and of the commission rate of 1.00%, BSP will compensate the Sub-Placement Agent at a rate of 0.80% of the gross proceeds of the sale of BSL's Common Shares sold through the Sub-Placement Agent. For the year ended December 31, 2023, BSL did not sell any shares, pursuant to this shelf registration and $0 gross proceeds were rebated by BSP back to BSL.

NOTE 6. SHARE REPURCHASE PROGRAM

In connection with the approval of the Term Extension by shareholders on February 19, 2020, BSL implemented a share repurchase program (the “Share Repurchase Program”) wherein the Fund agreed to repurchase up to 15% of outstanding shares in the open market under certain circumstances. Under the Share Repurchase Program, if shares of BSL traded at an average discount to BSL’s NAV per share of greater than 10% over any rolling forty (40) business day period, BSL agreed to buy back up to 15% of its outstanding shares through the open market (the “Repurchase Quantity”), subject to reasonable volume limitations and a maximum price of 90% of the Fund’s NAV per share (the "Repurchase Price Ceiling"). If the Share Repurchase Program was triggered but an amount of shares less than the Repurchase Quantity were repurchased subject to the Repurchase Price Ceiling, the Fund agreed to continue the Share Repurchase Program the next time, if applicable, shares could be repurchased at a price below the Repurchase Price Ceiling. Such repurchase could continue throughout the remaining life of the Fund, until shares repurchased equaled the Repurchase Quantity.

As of December 14, 2022, 100% of the total shares authorized for repurchase under BSL’s Share Repurchase Program have been repurchased.

Annual Report | December 31, 2023	87

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2023

NOTE 7. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone Senior Floating Rate 2027 Term Fund	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Common shares outstanding - beginning of period	13,008,542	13,530,940
Common shares issued in connection with initial public offering	–	2,004
Common shares issued as reinvestment of dividends	–	3,241
Less Shares Repurchased	–	(527,643)
Common shares outstanding - end of period	13,008,542	13,008,542

Blackstone Long-Short Credit Income Fund	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Common shares outstanding - beginning of period	12,708,275	12,708,275
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	12,708,275	12,708,275

Blackstone Strategic Credit 2027 Term Fund	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Common shares outstanding - beginning of period	44,664,382	44,664,382
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	44,664,382	44,664,382

NOTE 8. LOANS AND OTHER INVESTMENTS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans and 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BSL defines "Managed Assets" as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities related to the principal amount of leverage). BGX defines its managed assets as total assets (including any assets attributable to any leverage used) minus the sum of BGX’s accrued liabilities (other than liabilities related to the principal amount of leverage). BGB defines “Managed Assets” as total assets (including "effective leverage” (meaning leverage incurred through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions) and “traditional leverage” (meaning borrowing money or issuing preferred shares (but will not issue auction rate preferred shares), debt securities or commercial paper, or enter into similar transactions)). Under normal market conditions, at least 80% of BGB's Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. At December 31, 2023, 91.52% of BSL’s Managed Assets were held in Senior Loans, 87.81% of BGX's Managed Assets were held in Secured Loans, and 101.60% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition as described below and in Principal Risks—LIBOR Risk”), plus a premium or credit spread.

88	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2023

The United Kingdom's Financial Conduct Authority announced a phase out of LIBOR in 2017. Although many LIBOR rates ceased to be published or were no longer representative of the underlying market they sought to measure after December 31, 2021, a selection of widely used U.S. dollar LIBOR rates were published through June 30, 2023 in order to assist with the transition. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The U.S. Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has begun publishing SOFR, which is their preferred alternative rate for U.S. dollar LIBOR, and which is a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the continued transition away from LIBOR and the nature of any replacement rate. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates, and there has been no global consensus as to an alternative rate. There could be significant operational challenges which could affect the Funds’ performance for the continued transition away from LIBOR. The Funds and our portfolio companies and/or obligors may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. The Funds may invest, or remain invested, in floating rate loans and investment securities whose interest rates are indexed to LIBOR.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At December 31, 2023, BSL, BGX and BGB had invested $7,591,722, $8,712,652, and $31,840,872, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Funds typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

The Funds may acquire Loans through assignments or participations. The Funds typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when the Funds must acquire a Loan through a participation.

BSL and BGX have invested in CLO securities. A CLO is a financing entity (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, each fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, each Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

Annual Report | December 31, 2023	89

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2023

NOTE 9. GENERAL COMMITMENTS AND CONTINGENCIES

As of December 31, 2023, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

	Blackstone Senior Floating Rate 2027 Term Fund		Blackstone Long-Short Credit Income Fund		Blackstone Strategic Credit 2027 Term Fund
Borrower	Par Value	Fair Value	Par Value	Fair Value	Par Value	Fair Value
Omnia partners, LLC, Delayed Term Loan	$134,042	$135,048	$96,607	$97,332	$326,815	$329,267
Action Environmental Group, Inc., First Lien Term Loan	146,612	147,345	144,346	145,067	164,817	165,641
Ryan LLC., First Lien Term Loan	52,063	52,308	44,444	44,653	147,302	147,992
Culligan 11/23 Incre CovLi TL 1L., First Lien Term Loan	280,627	282,381	242,721	244,238	833,865	839,077
Total	$613,344	$617,082	$528,118	$531,290	$1,472,799	$1,481,977

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations. For the year ended December 31, 2023, BSL, BGX, and BGB recorded a net unrealized appreciation on unfunded loan commitments totaling $5,303, $4,328 and $13,440, respectively.

NOTE 10. CREDIT DEFAULT SWAPS

BGX may enter into over-the-counter (“OTC”) and/or centrally cleared credit default swap contracts and may also use credit default swaps to express a negative credit view on a loan or other investment. If BGX purchases protection under a credit default swap and no credit event occurs on the reference obligation, BGX will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, BGX (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that it believes are credit-worthy.

90	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2023

During the year ended December 31, 2023, BGX did not enter into any credit default swaps.

NOTE 11. LEVERAGE

On July 27, 2016, BGX and BGB issued 7-year Mandatory Redeemable Preferred Shares (the “Series A MRPS”). BGX issued 20,000 Series A MRPS with a total liquidation value of $20,000,000 and BGB issued 45,000 Series A MRPS with a total liquidation value of $45,000,000. As of February 11, 2021, the Series A MRPS of BGB and BGX were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on both BGB’s Series A MRPS and BGX’s Series A MRPS to “A”. The downgrades were driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Funds’ credit profiles. The dividend rate on the Funds’ Series A MRPS would have increased if the credit rating for the relevant Fund were downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB and BGX used the proceeds of the offerings to make additional investments for their portfolios. The final redemption date of the Series A MRPS was July 27, 2023, and on that date, BGB and BGX redeemed all of their outstanding Series A MRPS at liquidation value in the amount of $45,000,000 and $20,000,000, respectively. Prior to redemption, BGB and BGX made quarterly dividend payments on the Series A MRPS at an annual dividend rate of 3.61%. On July 25, 2023 BGB issued 45,000 4-year mandatory redeemable preferred shares (the “Series B MRPS”) with a par value of $0.001 per share and a total liquidation value of $45,000,000. As of July 25, 2023, the Series B MRPS were rated “A” by Fitch Ratings. The Series B MRPS are redeemable on July 25, 2027, and pay quarterly distributions at an annual dividend rate of 6.60%. The dividend rate on the Fund's Series B MRPS will increase if the Fund's credit rating is downgraded below "A" by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB used substantially all of the proceeds of the offering to fund the redemption payment for the Series A MRPS. Due to the terms of the Series B MRPS, face value approximates fair value at December 31, 2023. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

In connection with BGB and BGX’s issuance of Series A MRPS, certain costs were incurred by BGB and BGX and have been recorded net against the outstanding liability. These costs were amortized over the period beginning July 27, 2016 (day of issuance) through July 27, 2023, the final redemption date. The amount of expense amortized during the year ended December 31, 2023, is shown on BGB’s and BGX’s Statements of Operations under amortization of deferred financing costs. In connection with BGB's issuance of Series B MRPS, certain costs were incurred by BGB and have been recorded net against the outstanding liability. These costs are being amortized over the period beginning July 25, 2023 (day of issuance) through July 25, 2027, the final redemption date. The amount of expense amortized during the year ended December 31, 2023, is shown on BGB’s Statements of Operations under amortization of deferred financing costs.

Except for matters which do not require the vote of holders of Series B MRPS under the 1940 Act and except as otherwise provided in BGB’s Declaration of Trust, Bylaws, or the applicable Securities Purchase Agreement or as otherwise required by applicable law, each holder of Series B MRPS shall be entitled to one vote for each Series B MRPS held on each matter submitted to a vote of shareholders of the Fund, and the holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interest of the Fund, to elect two Trustees of the applicable Fund at all times.

Each Fund has entered into a separate Credit Agreement (each, an “Agreement”) with a lender to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) for BSL, BGX and BGB.

BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017, and as further amended and restated on June 20, 2018 and as further amended and restated on October 4, 2019 and as amended on October 2, 2020, October 1, 2021, November 29, 2021, September 30, 2022 and September 29, 2023 to borrow up to a limit of $100 million, with $34 million for tranche A loans ("BSL Tranche A Loans") and $66 million for tranche B loans ("BSL Tranche B Loans").

BGX entered into an agreement dated July 29, 2014, as amended on January 26, 2015, July 28, 2015, July 26, 2016, July 25, 2017, January 8, 2018 and February 23, 2018 and as further amended and restated on June 20, 2018, and as further amended and restated on July 25, 2019 and as amended on July 23, 2020, July 26, 2021, November 29, 2021, July 21, 2022 and July 20, 2023, to borrow up to a limit of $100 million, with $34 million for tranche A loans (“BGX Tranche A Loans”) and $66 million for tranche B loans (“BGX Tranche B Loans”).

BGB entered into an agreement dated December 21, 2012, as amended on December 20, 2013, December 19, 2014, December 18, 2015, July 26, 2016, December 16, 2016, December 20, 2017, as amended and restated on June 20, 2018, as amended on December 4, 2018 and as further amended and restated on January 11, 2019, as further amended on January 10, 2020, January 8, 2021, September 30, 2021, December 31, 2021 and December 30, 2022, and as further amended and restated on December 29, 2023, to borrow up to a limit of $300 million, with $105 million for tranche A loans (“BGB Tranche A Loans” and collectively with BGX Tranche A Loans and BSL Tranche A Loans, the “Tranche A Loans”) and $195 million for tranche B loans (“BGB Tranche B Loans” and collectively with BGX Tranche B Loans and BSL Tranche B Loans, the “Tranche B Loans”).

Annual Report | December 31, 2023	91

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2023

Borrowings under each Agreement are secured by the assets of each Fund.

Interest on BSL's Leverage Facility is charged at a rate of 1.00% above adjusted term Secured Overnight Financing Rate (“SOFR”) with respect to BSL Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period BSL Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period BSL Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1), or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Interest on BGB’s Leverage Facility is charged at a rate of 1.00% above adjusted term SOFR with respect to BGB Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period BGB Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period BGB Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Interest on BGX's Leverage Facility is charged at a rate of 1.00% above adjusted term SOFR with respect to BGX Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period BGX Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period BGX Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan to at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable in BSL, BGB and BGX, for each of Tranche A and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable at the end of the respective interest period. Each Fund may elect to extend the applicable Agreement for a further period with the consent of the lending bank. At December 31, 2023, BSL, BGX, and BGB had borrowings outstanding under their respective Leverage Facility of $89,600,000, $77,200,000, and $282,600,000, at an interest rate of 6.51%, 6.49%, and 6.57%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at December 31, 2023. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the year ended December 31, 2023, the average borrowings under BSL’s, BGX’s and BGB’s Leverage Facility and the weighted average interest rates were $80,626,027 and 6.15%, $78,190,137 and 6.14%, and $266,066,027 and 6.23%, respectively. During the year ended December 31, 2023, BSL, BGX and BGB incurred $129,093, $86,680, and $375,680, respectively, for commitment fees on undrawn amounts, which is included under Interest on leverage facility on the Statements of Operations.

Under each Agreement and governing document of the Series B MRPS, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings, and BGB has agreed to maintain 225% asset coverage over borrowings plus Series B MRPS. Compliance with the investment restrictions and calculations are performed by the Funds’ custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Funds may create risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL and BGB did not use leverage because the fees paid are calculated on the basis of BSL and BGB’s Managed Assets, which include the assets purchased through leverage. As of December 31, 2023, BSL’s, BGX’s, and BGB’s leverage represented 32.01%, 31.62%, and 36.68% of each Fund’s Managed Assets, respectively. The leverage amount in BGB includes 5.04% of Managed Assets attributable to the Series B MRPS.

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Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2023

NOTE 12. INCOME TAX

Ordinary income, which as determined on a tax basis includes net short-term capital gains, if any, is allocated to common stockholders after the consideration of any payments due on outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income these distributions may be treated as a return of capital on a tax basis. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income, these distributions may also be treated as a return of capital on a tax basis.

Amounts paid from net long-term capital gains of the Funds, if any, will be designated as such by the Funds and are determined after the consideration of any payments due on outstanding preferred shares.

The Funds may make certain adjustments to the classification of net assets as a result of significant permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and non-deductible federal taxes or losses, among other items. These differences may be charged or credited to paid-in capital and distributable earnings as a result. For the year ended December 31, 2023, permanent differences were as follows:

Fund	Increase/(Decrease) Paid-in capital	Increase/(Decrease) Total Distributable Earnings
Blackstone Senior Floating Rate 2027 Term Fund	$(35,451)	$35,451
Blackstone Long-Short Credit Income Fund	$(27,380)	$27,380
Blackstone Strategic Credit 2027 Term Fund	$(203,128)	$203,128

The tax character of distributions paid by the Funds during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

2023	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund		Blackstone Strategic Credit 2027 Term Fund
Distributions Paid From:
Ordinary Income	$18,680,266	$17,458,482	(a)	$56,227,196	(a)
Total	$18,680,266	$17,458,482		$56,227,196

2022	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund		Blackstone Strategic Credit 2027 Term Fund
Distributions Paid From:
Ordinary Income	$11,464,793	$11,956,115	(a)	$36,373,389	(a)
Total	$11,464,793	$11,956,115		$36,373,389

(a)	Distributions paid include common shares and mandatory redeemable preferred shares.

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss and/or late-year ordinary loss to the first day of the following tax year. As of December 31, 2023 the late-year ordinary losses elected by the Funds to defer, and as such deemed to arise on January 1, 2024, are as follows:

	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit 2027 Term Fund
Late-Year Ordinary Loss Deferral	$–	$83,994	$–
Total	$–	$83,994	$–

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses will be deemed to arise on the first day of the next taxable year. Losses for the year ended December 31, 2023, and as such are deemed to arise on the first day of the year ended December 31, 2024, were as follows:

Fund	Short Term	Long Term
Blackstone Senior Floating Rate 2027 Term Fund	$4,272,583	$57,701,462
Blackstone Long-Short Credit Income Fund	$7,037,018	$58,729,389
Blackstone Strategic Credit 2027 Term Fund	$22,565,487	$236,614,593

Annual Report | December 31, 2023	93

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2023

At December 31, 2023, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit 2027 Term Fund
Undistributed ordinary income	$155,795	$–	$229,988
Accumulated capital losses	(61,974,045)	(65,766,407)	(259,180,080)
Unrealized appreciation/(depreciation)	(5,074,436)	(4,057,943)	(15,132,893)
Other cumulative effect of timing differences	–	(83,994)	–
Total	$(66,892,686)	$(69,908,344)	$(274,082,985)

At December 31, 2023, the amount of net tax unrealized appreciation/(depreciation) and the tax cost of investment securities, including short-term securities, were as follows:

	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit 2027 Term Fund
Cost of investments for income tax purposes	$296,001,094	$258,232,784	$940,093,355
Gross appreciation (excess of value over tax cost)	$3,441,398	$3,492,579	$15,186,780
Gross depreciation (excess of tax cost over value)	(8,515,834)	(7,550,522)	(30,319,673)
Net unrealized depreciation	$(5,074,436)	$(4,057,943)	$(15,132,893)

NOTE 13. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. In December 2022, FASB issued Accounting Standards Update No. 2022-06, "Deferral of the Sunset Date of Topic 848" ("ASU 2022-06). ASU 2022-06 defers the sunset date of Topic 848 to December 31, 2024, to permit entities to apply the guidance in Topic 848 through an 18-month period after the cessation date of USD LIBOR, which occurred on June 30, 2023. Management is currently evaluating the impact of applying this update.

In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

NOTE 14. INDEMNIFICATIONS

Under each Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the respective Fund. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Under such agreements, underwriters and agents may be entitled to indemnification by a Fund against certain civil liabilities, including liabilities under the Securities Act of 1933, or to contribution for payments the underwriters or agents may be required to make. Each Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the respective Fund that have not yet occurred.

NOTE 15. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Shareholder Distributions for BSL: On December 28, 2023, a monthly distribution of $0.114 per share was declared to common shareholders, payable on January 31, 2024 to common shareholders of record on December 29, 2023. On February 21, 2024, a monthly distribution of $0.114 per share was declared to common shareholders, payable on February 29, 2024 to common shareholders of record on February 22, 2024.

94	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2023

Shareholder Distributions for BGX: On December 28, 2023, a monthly distribution of $0.103 per share was declared to common shareholders, payable on January 31, 2024 to common shareholders of record on December 29, 2023. On February 21, 2024, a monthly distribution of $0.103 per share was declared to common shareholders, payable on February 29, 2024 to common shareholders of record on February 22, 2024.

Shareholder Distributions for BGB: On December 28, 2023, a monthly distribution of $0.094 per share was declared to common shareholders, payable on January 31, 2024 to common shareholders of record on December 29, 2023. On February 21, 2024, a monthly distribution of $0.094 per share was declared to common shareholders, payable on February 29, 2024 to common shareholders of record on February 22, 2024.

Effective December 31, 2023, Daniel H. Smith resigned from his positions as Trustee and Chairman of the Board and as President and Chief Executive Officer of the Funds, and effective January 1, 2024, the Board appointed Robert Zable to these positions. Also effective December 31, 2023, Mr. Zable resigned from his positions as Executive Vice President and Assistant Secretary of the Funds, and effective January 1, 2024, the Board appointed Robert Post to these positions.

Annual Report | December 31, 2023	95

Report of Independent Registered
Blackstone Credit & Insurance Funds	Public Accounting Firm

To the shareholders and the Board of Trustees of Blackstone Senior Floating Rate 2027 Term Fund (formerly known as Blackstone Senior Floating Rate Term Fund), Blackstone Long-Short Credit Income Fund, and Blackstone Strategic Credit 2027 Term Fund (formerly known as Blackstone Strategic Credit Fund)

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund, and Blackstone Strategic Credit 2027 Term Fund (the "Funds"), including the portfolios of investments, as of December 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the ten years in the period then ended for Blackstone Senior Floating Rate 2027 Term Fund and Blackstone Long-Short Credit Income Fund and five years for Blackstone Strategic Credit 2027 Term Fund, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended for Blackstone Senior Floating Rate 2027 Term Fund and Blackstone Long-Short Credit Income Fund and five years for Blackstone Strategic Credit 2027 Term Fund in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 28, 2024

We have served as the auditor of one or more investment companies in the Blackstone Credit Funds Complex since 2010.

96	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Summary of Dividend Reinvestment Plan
December 31, 2023 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Board declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the NAV per common share, the Fund will issue new common shares at a price equal to the greater of:

(a)     98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or

(b)     95% of the market price per common share on the determination date.

(2) If 98% of the NAV per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the NAV per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s NAV declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

Annual Report | December 31, 2023	97

Blackstone Credit & Insurance Funds	Additional Information
December 31, 2023 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit on Form N-PORT within 60 days after the end of the Funds’ fiscal quarter. The Funds' portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available (1) on the Funds’ website located at www.blackstone-credit.com or (2) on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at www.blackstone-credit.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located www.blackstone-credit.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

Delaware Statutory Trust Act – Control Share Acquisitions.

The Funds are organized as Delaware statutory trusts and thus are subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA Control Share Statute”). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Funds. The DSTA Control Share Statute became automatically applicable to the Funds on August 1, 2022.

The DSTA Control Share Statute defines “control beneficial interests” (referred to as “control shares” herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (“DSTA”) or the Fund’s governing documents with respect to the control shares acquired in the control share acquisition, except to the extent approved by the Fund’s shareholders by the affirmative vote of two–thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by aggregating the holdings of the acquiring person as well as those of his, her or its “associates.” These thresholds are:

(1)     10% or more, but less than 15% of all voting power;

(2)     15% or more, but less than 20% of all voting power;

(3)     20% or more, but less than 25% of all voting power;

(4)     30% or more, but less than a majority of all voting power; or

(5)     a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the “control shares”) until approved by a vote of shareholders, as described above, or otherwise exempted by the Fund’s Board of Trustees. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level.

Under the DSTA Control Share Statute, an acquiring person’s “associates” are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of a Fund in the election of such Fund’s Trustees (either generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares).

98	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Additional Information
December 31, 2023 (Unaudited)

Any control shares of the Funds acquired before August 1, 2022 are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022 are considered control shares subject to the DSTA Control Share Statute.

The DSTA Control Share Statute requires shareholders to disclose to the Funds any control share acquisition within 10 days of such acquisition, and also permits the Funds to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to a Fund within 10 days of receiving a request therefor from such Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits each Fund’s Board of Trustees, through a provision in each Fund’s governing documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Funds specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Funds can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by each Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

Tax Information.

The portion of distributions paid, or otherwise includable in taxable income, that can be characterized as an interest-related dividend for the year ended December 31, 2023 are as follows:

Fund	Percentage
Blackstone Senior Floating Rate 2027 Term Fund	82.63%
Blackstone Long-Short Credit Income Fund	82.30%
Blackstone Strategic Credit 2027 Term Fund	82.08%

In early 2024, if applicable, shareholders of record will receive information regarding any distributions paid to them by the Funds during the calendar year 2023 via Forms 1099 and 1042-S.

Annual Report | December 31, 2023	99

Blackstone Credit & Insurance Funds	Summary of Updated Information Regarding the Funds
December 31, 2023 (Unaudited)

The following information in this annual report is a summary of certain information about the Funds and changes since BGX’s, BGB’s and BSL’s annual shareholder reports for the period ended December 31, 2023 (with respect to each Fund, the “prior disclosure date”). The information provided may be new or updated since the prior disclosure date. This information may not reflect all of the changes that have occurred since you purchased shares of the Funds.

INVESTMENT OBJECTIVES

BSL

The Fund’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income.

BGX

The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation.

BGB

The Fund's primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income.

There can be no assurance that the Funds will achieve their investment objectives.

There have been no changes in the Funds’ investment objectives since the prior disclosure date.

INVESTMENT STRATEGIES

There have been no changes in the Funds' Investment Strategies since the prior disclosure date.

BSL

Under normal market conditions, at least 80% of the Fund’s Managed Assets will be invested in senior, secured floating rate loans (“Senior Loans”). This policy is not fundamental and may be changed by the board of trustees of the Fund with at least 60 days’ written notice provided to shareholders. Borrowers take out Senior Loans to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding or to money borrowed from banks or financial institutions or issued notes for investment purposes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage).

Senior Loans typically are of below investment grade quality. Below investment grade quality securities (including Senior Loans) are those that, at the time of investment, are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ or lower by Standard & Poor’s Corporation Ratings Group (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or if unrated are determined by the Blackstone Liquid Credit Strategies LLC (the “Adviser”) to be of comparable quality. Securities of below investment grade quality, commonly referred to as “junk” or “high yield” securities, are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal.

The Fund may invest up to 20% of its Managed Assets in (i) loan interests that are not secured by any collateral of the Borrower, (ii) loan interests that have a lower than first lien priority on collateral of the Borrower, (iii) other income producing securities (including, without limitation, U.S. government debt securities and investment and non-investment grade, subordinated and unsubordinated corporate debt securities), (iv) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates and (v) structured products (including, without limitation, collateralized loan obligations, credit linked notes and derivatives, including credit derivatives).

The Fund may invest in debt securities, including Senior Loans, of any credit quality, maturity and duration. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, and of issuers that operate in any industry. The Fund may also invest in swaps, including single name credit default swaps, single name loan credit default swaps, total return swaps, interest rate swaps and foreign currency swaps.

The Fund may invest up to 50% of its Managed Assets in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of common shares are being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest all or a portion of Managed Assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit linked notes; repurchase agreements with respect to any of the foregoing; asset-backed securities or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

100	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Summary of Updated Information Regarding the Funds
December 31, 2023 (Unaudited)

Percentage limitations described herein are as of the time of investment by the Fund and may be exceeded because of changes in the market value or investment rating of the Fund’s assets or if a Borrower distributes equity securities as incident to the purchase or ownership of a Senior Loan, Subordinated Loan (as defined below) or in connection with a reorganization of a Borrower.

Leverage. The Fund currently utilizes leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of its Managed Assets at the time the leverage is incurred in order to buy additional securities. The Fund may also borrow for temporary, emergency or other purposes as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). All costs and expenses related to any form of leverage used by the Fund will be borne entirely by common shareholders.

BGX

The Fund seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high yield corporate bonds of varying maturities. The loans and fixed-income instruments that the Fund invests in long positions in are typically rated below investment grade at the time of purchase. Substantially all of the Fund’s assets are invested in loans and fixed-income instruments that are below investment grade quality. Below investment grade quality instruments are those that, at the time of investment, are rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch, or if unrated are determined by the Adviser to be of comparable quality. Instruments of below investment grade quality, commonly referred to as “junk” or “high yield” securities, are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal.

Under normal market conditions, the Fund may maintain both long and short positions based predominantly on the Adviser’s fundamental view on a particular investment. The Fund takes long positions in investments that the Adviser believes offer the potential for attractive returns under various economic and interest rate environments. The Fund may take short positions in investments that the Adviser believes will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. The Fund’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets. The term “net assets” means total assets of the Fund minus liabilities (including accrued expenses or dividends).

The Adviser believes that changing investment environments over time offer attractive investment opportunities with varying degrees of investment risk in the loan and fixed-income instruments markets. In order to capitalize on attractive investments and effectively manage potential risk, the Adviser believes that the combination of thorough and continuous credit analysis, diversification, and the ability to reallocate investments among senior and subordinated debt with both a long and short strategy is critical to achieving higher risk-adjusted returns relative to other high yield securities.

The Fund invests at least 70% of its Managed Assets (as defined below) in Secured Loans. Secured Loans are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. Secured Loans pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”) or SOFR, plus a premium. “Managed Assets” means net assets plus any borrowings for investment purposes. For the purpose of the Managed Assets definition, the term “Borrowings” includes the Fund’s Preferred Shares, the principal amount of any borrowings of money and any effective leverage obtained through securities lending, swap contract arrangements, short selling or other derivative transactions (whether or not such amounts are covered with segregated assets).

The Fund may also invest in (i) unsecured loans, (ii) fixed-income instruments (including, without limitation, U.S. government debt securities and investment grade and below investment grade, subordinated and unsubordinated corporate debt securities), (iii) warrants and equity securities issued by a Borrower or issuer or its affiliates as part of a package investment in a Borrower or issuer or its affiliates, (iv) structured products such as collateralized loan obligations and credit-linked notes and (v) derivatives, including credit derivatives. The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit investments, including, but not limited to, loans and fixed-income instruments.

Annual Report | December 31, 2023	101

Blackstone Credit & Insurance Funds	Summary of Updated Information Regarding the Funds
December 31, 2023 (Unaudited)

Under normal market conditions, the use of derivatives by the Fund does not exceed 30% of the Fund’s Managed Assets. In addition, the Fund may invest up to 25% of its total assets in any one counterparty (at any one time). The Fund’s principal investments in derivative instruments will include investments in credit default swaps, total return swaps, futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation. An investment by the Fund in credit default swaps will allow the Fund to obtain economic exposure to certain credits without having a direct exposure to such credits. As a buyer of credit default swaps, Fund is able to express a negative view on a particular instrument, but they are not short sales and are not subject to the Fund’s investment limitations with regard to short sales. The Fund may also enter into futures contracts on securities or currencies. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. As an example, the Fund may purchase or sell exchange traded U.S. Treasury futures to alter the Fund’s overall duration as well as its exposure to various portions of the yield curve. In addition, the Fund may purchase “call” and “put” options and options on futures contracts for hedging or investment purposes and may engage in interest rate swaps to minimize the Fund’s exposure to interest rate movements.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledge collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest, which are for the benefit of the Fund.

The Fund may invest up to 10% of its Managed Assets in structured products, consisting of collateralized loan obligations (“CLOs”) and credit-linked notes.

The Fund may invest up to 20% of its Managed Assets in instruments that are denominated in non-U.S. currencies. In order to minimize the impact of currency fluctuations, the Adviser may at times hedge certain or all of the Fund’s investments denominated in foreign currencies into U.S. dollars. Foreign currency transactions in which the Fund is likely to invest include, foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. These transactions may be used to hedge against the risk of loss due to changing currency exchange rates.

The Fund’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets. A “short sale” is a transaction in which the Fund sells a security that it does not own (and borrows the security to deliver it to the buyer) in anticipation that the market price of the security will decline. The long and short positions held by the Fund may vary over time as market opportunities develop.

As part of its investment strategy, the Fund may sell short positions in investments that the Adviser believes will under-perform, due to a greater sensitivity to earnings growth of the issuer, default risk and interest rates. The Fund may sell short certain securities, including, but not limited to, U.S. Treasuries, investment grade and high yield corporate bonds, either for investment and/or hedging and/or financing purposes. The Adviser expects that most of its short investments will be in U.S. Treasuries and investment grade bonds. Because these securities have historically low upward volatility, this may serve to reduce the Fund’s risk of loss from short sales. Short positions in high yield corporate bonds have a fixed coupon and may have a longer duration and weighted average life than loan investments. The Adviser does not currently anticipate engaging in short sales on loans, but may do so if an active market for selling loans short develops in the future.

The Fund may also use credit default swaps to express a negative credit view on a loan or other investment. If the Fund purchases protection under a credit default swap and no credit event occurs on the reference obligation, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, the Fund (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

During an expanding or normal economic cycle, the strategy of buying U.S. and, to a limited extent, foreign loans and fixed-income instruments that are rated below investment grade is designed to generate a consistent level of monthly income and capital appreciation. However, during general economy or market downturns, the “short” strategy of having sold borrowed securities that the Adviser believes could decline in price, may help lessen the impact of a significant decline in the value of the Fund’s long holdings.

102	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Summary of Updated Information Regarding the Funds
December 31, 2023 (Unaudited)

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer. Regulatory limitations or bans on short selling activities may prevent the Fund from fully implementing its strategy. To secure the Fund’s obligation to cover its short positions, the Fund may pledge collateral as security to the broker, which may include securities that it owns. This pledged collateral is segregated and maintained with the Fund’s custodian.

The Fund may invest up to 25% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission’s (“SEC”) standard applicable to registered investment companies, i.e., securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”). However, restricted securities determined by the Adviser to be illiquid are subject to the limitations set forth above.

Leverage. The Fund incurs leverage through securities lending arrangements and/or swap contract arrangements. In addition, the Fund may incur leverage by reinvesting the proceeds from the sale of borrowed securities (“short sales”) in accordance with the Fund’s investment objectives; however, the Fund may also enter into shorting programs without incurring leverage. Although certain forms of effective leverage used by the Fund, such as leverage incurred in securities lending, swap contract arrangements, other derivative transactions or short selling, may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund’s leverage limits. The Fund’s use of these forms of effective leverage will not exceed 30% of its net assets (as defined below). The Fund uses borrowings, including loans from certain financial institutions and the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, immediately after such Borrowings. Furthermore, the Fund previously added leverage to its portfolio through the issuance of preferred shares (“Preferred Shares,” collectively with the Common Shares, “Shares”), and although it has no current intention to do so, may do so again. The Fund may in the future continue to use leverage through such issuances in an aggregate amount of up to 33 1/3% of the Fund's total assets immediately after such issuance. The Fund’s total leverage and short sales exposure, either through traditional leverage programs or through securities lending, swap contract arrangements, other derivative transactions or short selling (including the market value of securities the Fund is obligated to repay through short sales even in transactions that do not result in leverage), will not exceed 40% of the Fund’s Managed Assets (67% of the Fund’s net assets (as defined below)). The use of leverage is a speculative technique that involves special risks and costs associated with the leveraging of the Shares. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. As used in this Report, the term “net assets” means total assets of the Fund minus liabilities (including accrued expenses or dividends).

BGB

Under normal market conditions, at least 80% of the Fund's Managed Assets (as defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. Investments with similar economic characteristics may be made through derivatives, credit-linked notes, repurchase agreements and investments in other investment companies. In each case, such investments will be directly tied to a single credit investment or a pool of credit investments. "Managed Assets" means the Fund's net assets plus any borrowing for investment purposes, including effective leverage (as defined below) and traditional leverage (as defined below). The term "net assets" means total assets of the Fund minus liabilities (including accrued expenses or dividends). "Total assets" means Managed Assets plus liabilities other than liabilities related to leverage.

The Adviser currently expects the Fund's investments will be composed principally of Senior Secured Loans and high yield corporate bonds. The Fund's investments may be allocated between these two types of instruments depending on market conditions, such that the Fund may be primarily invested in Senior Secured Loans or primarily invested in high yield corporate bonds.

In addition to the Fund's 80% policy above, under normal market conditions the Fund:

•	may invest up to 30% of its Managed Assets in derivatives;

•	may invest up to 20% of its Managed Assets in fixed income instruments of stressed or distressed issuers;

•	may invest up to 20% of its Managed Assets in fixed income instruments issued by foreign corporate or government issuers;

•	may invest up to 20% of its Managed Assets in instruments that, at the time of investment, are illiquid;

•	may invest up to 10% of its Managed Assets in credit-linked notes; and

•	may invest up to 10% of its Managed Assets in other investment companies in the manner permitted by the 1940 Act.

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Fixed Income Instruments. Under normal market conditions, the Adviser expects the Fund's investments in corporate fixed income instruments to consist predominantly of Senior Secured Loans and/or high yield bonds; however, the Fund's investments in fixed income instruments may also include, to a limited extent, debentures, notes, commercial paper, investment grade bonds, loans other than Senior Secured Loans and other similar types of debt instruments, as well as derivatives related to or referencing these types of securities and instruments.

High Yield Instruments. The Fund currently intends to invest substantially all of its assets in fixed income instruments that are of below investment grade quality. Below investment grade quality instruments are those that, at the time of investment, are rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by Standard & Poor's Corporation Ratings Group ("S&P") or Fitch Ratings, Inc. ("Fitch"), or if unrated, are determined by the Adviser to be of comparable quality. Instruments of below investment grade quality, commonly referred to as "junk" or "high yield" instruments, are regarded as having predominantly speculative characteristics with respect to an issuer's capacity to pay interest and repay principal.

Senior Secured Loans. The Fund may invest in assignments or participations of Senior Secured Loans made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographical regions. Most Senior Secured Loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate ("LIBOR") or SOFR, plus a premium. Senior Secured Loans typically have the highest position in a borrower's capital structure and are secured by collateral.

Derivatives. Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund's Managed Assets. The Fund may use derivatives for investment or hedging purposes or as a form of effective leverage. The Fund's principal investments in derivative instruments may include investments in total return swaps and credit default swaps, but the Fund may also invest in futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. The Fund's investments in derivatives will be included under the 80% policy noted above so long as the underlying asset of such derivatives is one or more corporate fixed income instruments.

In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying assets. The Fund bears the risk of default on the underlying assets based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation.

An investment by the Fund in credit default swaps will allow the Fund to obtain economic exposure to certain credits without having a direct exposure to such credits. As a seller (or long position) of credit default swaps, the Fund is entitled to receive a stream of periodic payments from the buyer of the swap, but if a credit event occurs in connection with the reference security, group of securities or index, then the Fund will have to pay the full notional value of the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

As described above, the Fund may also invest in types of derivatives other than total return swaps and credit default swaps, but does not currently expect such other derivatives to be material to its investment strategy.

Foreign Instruments. Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in fixed income instruments issued by foreign corporate or government issuers. Such foreign instruments may be U.S. currency denominated or foreign currency denominated. The Fund currently has no intention of investing in instruments of emerging markets Borrowers or issuers.

Stressed or Distressed Instruments. As part of its investments in corporate fixed income instruments, the Fund may invest up to 20% of its Managed Assets in fixed income instruments of stressed or distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody's, or CCC+ or lower by S&P or Fitch) or, if unrated, are considered by the Adviser to be of comparable quality. Such instruments are subject to very high credit risk. The Fund may not invest in issuers which are in default at the time of purchase.

Credit-Linked Notes. The Fund may invest up to 10% of its Managed Assets in credit-linked notes.

Other Investment Companies. The Fund may invest up to 10% of its Managed Assets in other investment companies, including exchange traded funds ("ETFs"), in the manner permitted by the 1940 Act.

Illiquid and Restricted Securities. The Fund may invest up to 20% of its Managed Assets in instruments that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale ("restricted securities"). However, restricted securities determined by the Adviser to be illiquid are subject to the limitation set forth above.

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Leverage. The Fund currently incurs leverage as part of its investment strategy. The Fund incurs leverage of up to 33 1/3% of its Managed Assets by borrowing under a credit facility. The Fund has added leverage to its portfolio through the issuance of preferred shares and it may also borrow funds from banks and other financial institutions to add leverage to its portfolio (collectively, together with borrowing money, "traditional leverage").

Although it has no current intention to do so, the Fund may also incur leverage through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions (collectively, "effective leverage"). The Fund's use of effective leverage will not exceed 25% of its Managed Assets. Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund's leverage limits.

The Fund's total leverage, either through traditional leverage or effective leverage, will not exceed 40% of the Fund's Managed Assets. The use of leverage is a speculative technique that involves special risks and costs. During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the assets obtained through effective leverage and traditional leverage.

Concentration Limits. For purposes of compliance with the Fund’s concentration limits, the Fund transitioned to using the Global Industry Classification Standard (GICS) and Bloomberg Industry Classification Standard (BICS), two widely-used industry classification standards, instead of the SEC’s Standard Industrial Classification system, which is outdated and no longer the industry classification standard.

RISKS APPLICABLE TO EACH FUND

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s Common Shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of common shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Below Investment Grade, or High Yield, Instruments Risk

The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or “high yield” instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic downturn could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Below investment grade instruments, though generally higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that for higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in Common Shares of the Fund, both in the short-term and the long-term.”

“Covenant-lite” Obligations Risk

The Fund may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan held by the Fund begin to deteriorate in quality, the Fund’s ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay the Fund’s ability to seek to recover its investment.

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Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such instrument carried on the Fund’s books.

Swap Risk

The Fund may also invest in credit default swaps, total return swaps and interest rate swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. When buying protection under a swap, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. However, when selling protection under a swap, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however, there is no guarantee that the swap market will continue to provide liquidity. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities (or pays an equivalent amount, if the total return is negative). The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover potential obligations under the swap.

Credit Risk

Credit risk is the risk that one or more Loans or other instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund’s investments in certain Loans, losses may still occur because the market value of Loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk (updated since the prior disclosure date for the Funds)

The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for Loans or other floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. The Federal Reserve has rasied interest rates several times beggining March 2022, and we cannot assure shareholders that a significant change in market interest rates will not have a material adverse effect on the Fund’s returns.

Systematic Strategies Related to Bond Investments Risk

With respect to the bond portion of the Fund’s portfolio, to the extent to which the proprietary model used by the Adviser (the "Model") or comparable methods or strategies are employed, certain of the Adviser’s securities analysis methods will rely on the assumption that the companies whose securities are purchased or sold, the rating agencies that review these securities, and other publicly available sources of information about these securities, are providing accurate and unbiased data. While the Adviser is alert to indications that data may be incorrect, there is always a risk that the Adviser’s analysis may be compromised by inaccurate or misleading information.

The Model the Adviser intends to utilize to manage the Fund’s bond investments could lead to unsatisfactory investments. The Adviser might not be able to effectively implement the Model, and there can be no guarantee that the Fund will achieve the desired results.

Certain aspects of the Adviser’s investment process with respect to the Model are dependent on complex proprietary software, which requires constant development and refinement. The Adviser has implemented procedures designed to appropriately control the development and implementation of the Model. However, analytical, coding and implementation errors present substantial risks to complex models and quantitative investment management strategies. The Adviser cannot guarantee that its internal controls will be effective in all circumstances.

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The Fund could be negatively affected by undetected software defects or fundamental issues with the Adviser’s method of interpreting and acting upon the Model’s output. The Adviser’s implementation of its investment strategy with respect to the Fund’s bond portfolio utilizing the Model will rely on the analytical and mathematical foundation of the Model and the incorporation of the Model’s outputs into a complex computational environment. Any such strategy is also dependent on the quality of the market data utilized by the Model, changes in credit market conditions, creation and maintenance of the Model’s software and the successful incorporation of the Model’s output into the construction of the Fund’s bond portfolio. There is always a possibility of human error in the creation, maintenance and use of the Model.

Moreover, the Adviser’s portfolio managers exercise discretion in the utilization of the Model, and the investment results of the relevant portion(s) of the Fund’s investments are dependent on the ability of portfolio managers to correctly understand and implement or disregard the Model’s signals. There can be no assurance that utilizing the Model will yield better results than any other investment method.

LIBOR Risk (updated since the prior disclosure date for the Funds)

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR in 2017. Although many LIBOR rates ceased to be published or were no longer representative of the underlying market they sought to measure after December 31, 2021, a selection of widely used U.S. dollar LIBOR rates were published through June 30, 2023 in order to assist with the transition. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The FRS, in conjunction with the ARRC, a steering committee comprised of large U.S. financial institutions, has begun publishing SOFR, which is their preferred alternative rate for U.S. dollar LIBOR, and which is a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the continued transition away from LIBOR and the nature of any replacement rate. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates and there has been no global consensus as to an alternative rate. There could be significant operational challenges which could affect the Fund’s performance for the continued transition away from LIBOR. The Fund and its portfolio companies and/or obligors may need to amend or restructure existing LIBOR-based debt instruments and any related hedging arrangements, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. The Fund may invest, or remain invested, in floating rate loans and investment securities whose interest rates are indexed to LIBOR.

Force Majeure Risk

The Fund may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.

Epidemic and Pandemic Risk (updated since the prior disclosure date for the Funds)

The world has been susceptible to epidemics/pandemics, most recently COVID-19, which has been designated as a pandemic by the World Health Organization. Any outbreak of COVID-19, SARS, H1N1/09 flu, respiratory syncytial virus, or RSV, avian flu, other coronavirus, Ebola or other existing or new epidemics/pandemics, or the threat thereof, together with any resulting restrictions on travel or quarantines imposed, has had, and will continue to have, an adverse impact on the economy and business activity globally (including in the countries in which the Fund invests), and thereby is expected to adversely affect the performance of the Fund’s investments and the Fund’s ability to fulfill its investment objectives. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the Fund and the performance of its investments.

Market Disruption and Geopolitical Risk (updated since the prior disclosure date for the Funds)

The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. See “—Epidemic and Pandemic Risk” above. Uncertainties and events around the world may (i) result in market volatility, (ii) have long-term effects on the U.S. and worldwide financial markets and (iii) cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

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Additionally, certain of the Funds’ investments may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. For example, the ongoing conflict due to Russia’s invasion of Ukraine, the ongoing conflict in the Middle East, and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Fund invests). The severity and duration of these conflicts and their impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Fund and its investments and operations, and the ability of the Fund to achieve its investment objectives. Sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact the Fund’s business or the business of the Fund’s investments, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which the Fund’s business and the business of the Fund’s obligors rely.

In addition, the failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund or its obligors have a commercial relationship could adversely affect, among other things, the Fund’s or its obligors’ ability to pursue key strategic initiatives, including by affecting the Fund’s or its obligors’ ability to access deposits or borrow from financial institutions on favorable terms. Additionally, if an obligor has a commercial relationship with a bank that has failed or is otherwise distressed, the obligor may experience issues receiving financial support to support its operations or consummate transactions, to the detriment of its business, financial condition and/or results of operations. The ability of the Fund and its obligors to spread banking relationships among multiple institutions may be limited by certain contractual arrangements, including liens placed on their respective assets as a result of a bank agreeing to provide financing.

Recent technological advances in artificial intelligence and machine learning technologies (collectively, “AI Technologies”) have led to an increasing trend toward machine driven and artificially intelligent trading systems, particularly providing such systems with increasing levels of autonomy in trading decisions. Regulators of financial markets have become increasingly focused on the potential impact of AI Technologies on investment activities and may issue regulations that are intended to affect the use of artificial technology in trading activities. Any such regulations may not have the intended effect on financial markets. AI Technologies may suffer from the introduction of errors, defects or security vulnerabilities which can go undetected. AI Technologies and their current and potential future applications including in the investment and financial sectors, as well as the legal and regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of current or future risks related thereto.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Counterparty Risk

The Fund is subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or the Fund’s hedge counterparty in the case of OTC instruments) purchased by the Fund. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivatives transactions, the Fund assumes the risks that theses counterparties could experience financial or other hardships that could call into question their continued ability to perform their obligations. In the case of a default by the counterparty, the Fund could become subject to adverse market movements while replacement transactions are executed. The ability of the Fund to transact business with any one or number of counterparties, the possible lack of a meaningful and independent evaluation of such counterparties’ financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. Furthermore, concentration of derivatives in any particular counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

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The Adviser evaluates and monitors the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial or other difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceedings. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying assets. The Fund may obtain only a limited recovery or may obtain no recovery at all in such circumstances. In addition, regulations that were adopted by prudential regulators in 2019 require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that such counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more categories may be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation.

Potential Conflicts of Interest Risk (updated since the prior disclosure date for the Funds)

The Adviser is subject to certain conflicts of interest in its management of the Fund. These conflicts will arise primarily from the involvement of the Adviser, Blackstone Credit & Insurance, Blackstone Inc. (“Blackstone”) and their affiliates in other activities that may conflict with those of the Fund. The Adviser, Blackstone Credit & Insurance, Blackstone and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Adviser, Blackstone Credit & Insurance, Blackstone and their affiliates may engage in activities where the interests of certain divisions of the Adviser, Blackstone Credit & Insurance, Blackstone and their affiliates or the interests of their clients may conflict with the interests of the Fund or the common shareholders. Other present and future activities of the Adviser, Blackstone Credit & Insurance, Blackstone and their affiliates may give rise to additional conflicts of interest, which may have a negative impact on the Fund.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive firm-wide synergies that the Adviser may have potentially utilized for purposes of finding attractive investments. Additionally, Blackstone may limit a client and/or its portfolio companies from engaging in agreements with or related to companies in which any fund of Blackstone has or has considered making an investment or which is otherwise an advisory client of Blackstone and/or from time to time restrict or otherwise limit the ability of the Fund to make investments in or otherwise engage in businesses or activities competitive with companies or other clients of Blackstone, either as result of contractual restrictions or otherwise. Finally, Blackstone has in the past entered, and is likely in the future to enter, into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

As part of its regular business, Blackstone provides a broad range of services other than those provided by the Adviser, including investment banking, underwriting, capital markets syndication and advisory (including underwriting), placement, financial advisory, restructuring and advisory, consulting, asset/property management, mortgage servicing, insurance (including title insurance), monitoring, commitment, syndication, origination, servicing, management consulting and other similar operational and finance matters, healthcare consulting/brokerage, group purchasing, organizational, operational, loan servicing, financing, divestment and other services. In addition, Blackstone may provide services in the future beyond those currently provided. The Fund will not receive a benefit from the fees or profits derived from such services. In such a case, a client of Blackstone would typically require Blackstone to act exclusively on its behalf. This request may preclude all of Blackstone clients (including the Fund) from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its other businesses, Blackstone will likely come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of the inability of the personnel of Blackstone to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Adviser’s investment team that would be relevant to monitoring the Fund’s portfolio and other investment decisions. Additionally, there are expected to be circumstances in which one or more of certain individuals associated with Blackstone will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading may be restricted). Blackstone has long term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships, and may decline to participate in a transaction as a result of such relationships. To the extent permitted by the 1940 Act and any applicable co-invest order from the SEC, the Fund may also co-invest with clients of Blackstone in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments. The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.

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Limitations on Transactions with Affiliates Risk

The 1940 Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of or private equity fund managed by Blackstone, Blackstone Credit & Insurance or any of their respective affiliates. However, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us. Although the Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, it may only do so in accordance with certain terms and conditions that limit the types of transactions the Fund may engage in.

Dependence on Key Personnel Risk

The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. The Adviser has informed the Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. In addition, individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals.

Prepayment Risk

During periods of declining interest rates, Borrowers or issuers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to common shareholders. This is known as prepayment or “call” risk. Below investment grade instruments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Loans and the loans underlying CLOs in which the Fund invests typically do not have call protection after a certain period from initial issuance. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

UK Exit from the EU (updated since the prior disclosure date for the Funds)

The United Kingdom (the “UK”) formally left the EU on January 31, 2020 (commonly known as “Brexit”), followed by an implementation period, during which EU law continued to apply in the UK and the UK maintained its EU single market access rights and EU customs union membership. The implementation period expired on December 31, 2020. Consequently, the UK has become a third country vis-à-vis the EU, without access to the single market or membership of the EU customs union. On December 30, 2020, the UK and the EU signed a trade and cooperation agreement (the “TCA”) to govern their ongoing relationship. The TCA was officially ratified by the UK Parliament on December 30, 2020, and was ratified by the EU Parliament and Council on April 29, 2021.

Although it is probable that any adverse effects flowing from the UK’s withdrawal from the EU will principally affect the UK (and those having an economic interest in, or connected to, the UK), given the size and global significance of the UK’s economy, the impact of the withdrawal is unpredictable and likely to be an ongoing source of instability, produce significant currency fluctuations, and/or have other adverse effects on international markets, international trade agreements and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise).

Repurchase Agreements Risk

Subject to its investment objectives and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

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Blackstone Credit & Insurance Funds	Summary of Updated Information Regarding the Funds
December 31, 2023 (Unaudited)

Reverse Repurchase Agreements Risk (updated since the prior disclosure date for the Funds)

The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments. To the extent not appropriately covered, the Fund’s use of reverse repurchase agreements will be subject to the 33 1/3% limitation on the issuance of senior securities representing indebtedness under the 1940 Act.

Investments in Equity Securities or Warrants Incidental to Investments in Fixed Income Instruments

From time to time the Fund also may invest in or hold common stock and other equity securities or warrants incidental to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer. Investments in equity securities incidental to investments in fixed income instruments entail certain risks in addition to those associated with investments in fixed income instruments. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or loans of the same issuer. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund frequently may possess material non-public information about a Borrower or issuer as a result of its ownership of a fixed income instrument. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of an issuer when it would otherwise be advantageous to do so.

Inflation/Deflation Risk (updated since the prior disclosure date for the Funds)

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and Preferred Shares (in the case of BGB), and distributions thereon, can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to common shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

U.S. Government Debt Securities Risk (updated since the prior disclosure date for the Funds)

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Cyber-Security Risk and Identity Theft Risks

The Fund’s operations are highly dependent on the Adviser’s information systems and technology and the Fund relies heavily on the Adviser’s financial, accounting, communications and other data processing systems. The Adviser’s systems may fail to operate properly or become disabled as a result of tampering or a breach of its network security systems or otherwise. In addition, the Adviser’s systems face ongoing cybersecurity threats and attacks. Attacks on the Adviser’s systems could involve, and in some instances have in the past involved, attempts intended to obtain unauthorized access to its proprietary information, destroy data or disable, degrade or sabotage its systems, or divert or otherwise steal funds, including through the introduction of computer viruses, “phishing” attempts and other forms of social engineering. Cyberattacks and other security threats could originate from a wide variety of external sources, including cyber criminals, nation state hackers, hacktivists and other outside parties. Cyberattacks and other security threats could also originate from the malicious or accidental acts of insiders, such as employees of the Adviser.

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There has been an increase in the frequency and sophistication of the cyber and security threats the Adviser faces, with attacks ranging from those common to businesses to those that are more advanced and persistent, which may target the Adviser because, as an alternative asset management firm, the Adviser holds a significant amount of confidential and sensitive information about its investors, its portfolio companies or obligors (as applicable) and potential investments. As a result, the Adviser may face a heightened risk of a security breach or disruption with respect to this information. There can be no assurance that measures the Adviser takes to ensure the integrity of its systems will provide protection, especially because cyberattack techniques used change frequently or are not recognized until successful. If the Adviser’s systems are compromised, do not operate properly or are disabled, or it fails to provide the appropriate regulatory or other notifications in a timely manner, the Adviser could suffer financial loss, a disruption of its businesses, liability to its investment funds and fund investors, including the Fund and common shareholders, regulatory intervention or reputational damage. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means.

In addition, the Fund could also suffer losses in connection with updates to, or the failure to timely update, the Adviser’s information systems and technology. In addition, the Adviser has become increasingly reliant on third party service providers for certain aspects of its business, including for the administration of certain funds, as well as for certain information systems and technology, including cloud-based services. These third party service providers could also face ongoing cyber security threats and compromises of their systems and as a result, unauthorized individuals could gain, and in some past instances have gained, access to certain confidential data.

Cybersecurity has become a top priority for regulators around the world. Many jurisdictions in which the Adviser operates have laws and regulations relating to data privacy, cybersecurity and protection of personal information, including, as examples, the General Data Protection Regulation in the EU and that went into effect in May 2018 and the California Consumer Privacy Act that went into effect in January 2020. Some jurisdictions have also enacted laws requiring companies to notify individuals and government agencies of data security breaches involving certain types of personal data.

Breaches in security, whether malicious in nature or through inadvertent transmittal or other loss of data, could potentially jeopardize the Adviser, its employees’ or the Fund’s investors’ or counterparties’ confidential, proprietary and other information processed and stored in, and transmitted through, the Adviser’s computer systems and networks, or otherwise cause interruptions or malfunctions in its, its employees’, the Fund’s investors’, the Fund’s counterparties’ or third parties’ business and operations, which could result in significant financial losses, increased costs, liability to the Fund’s investors and other counterparties, regulatory intervention and reputational damage. Furthermore, if the Adviser fails to comply with the relevant laws and regulations or fail to provide the appropriate regulatory or other notifications of breach in a timely matter, it could result in regulatory investigations and penalties, which could lead to negative publicity and reputational harm, and may cause the Fund’s investors and clients to lose confidence in the effectiveness of the Adviser’s security measures.

Obligors of the Fund also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses. The Fund may invest in strategic assets having a national or regional profile or in infrastructure, the nature of which could expose it to a greater risk of being subject to a terrorist attack or security breach than other assets or businesses. Such an event may have material adverse consequences on the Fund’s investment or assets of the same type or may require obligors of the Fund to increase preventative security measures or expand insurance coverage.

Finally, the Adviser’s and the Fund’s technology, data and intellectual property and the technology, data and intellectual property of their portfolio companies or obligors (as applicable) are also subject to a heightened risk of theft or compromise to the extent the Adviser and the Fund’s portfolio companies or obligors (as applicable) engage in operations outside the United States, in particular in those jurisdictions that do not have comparable levels of protection of proprietary information and assets such as intellectual property, trademarks, trade secrets, know-how and customer information and records. In addition, the Adviser and the Fund and their portfolio companies or obligors (as applicable) may be required to compromise protections or forego rights to technology, data and intellectual property in order to operate in or access markets in a foreign jurisdiction. Any such direct or indirect compromise of these assets could have a material adverse impact on the Adviser and the Fund and their portfolio companies or obligors (as applicable).

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

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December 31, 2023 (Unaudited)

Government Intervention in the Financial Markets

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under Secured Loans held by the Fund may seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Inflation and Supply Chain Risk (updated since the prior disclosure date for the Funds)

Economic activity has accelerated across sectors and regions in recent periods. Certain countries, including the U.S., have recently seen increased levels of inflation. Inflation and rapid fluctuations in inflation rates have had in the past, and may in the future have, negative effects on economies and financial markets. There can be no assurance that inflation will not become a serious problem in the future and have an adverse impact on the Fund’s returns.

Regulatory Risk (added since the prior disclosure date for the Funds)

Governmental and regulatory actions may have unexpected or adverse consequences on particular markets, strategies, or investments, which may adversely impact the Fund and impair how it is managed. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for the Fund and other market participants, could be indirect and may not be fully known for some time.

FUND SPECIFIC RISKS

BSL

Derivatives Risk

Under normal market conditions, the use of derivatives by the Fund, other than for hedging purposes, will not exceed 20% of the Fund’s Managed Assets on a mark-to-market basis. The Fund’s use of derivative instruments may be speculative and involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Fund’s initial investment in the derivatives. In some cases, the use of derivatives may result in losses in excess of principal or greater than if they had not been used. The ability to successfully use derivative instruments depends on the ability of the Adviser. The skills needed to employ derivatives strategies are different from those needed to select a portfolio security and, in connection with such strategies, the Adviser must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. The use of derivative instruments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. The Fund may also have to defer closing out certain derivative positions to avoid adverse tax consequences and there may be situations in which derivative instruments are not elected that result in losses greater than if such instruments had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative instruments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. Changes to the derivatives markets as a result of the continuous promulgation of rules under the Dodd-Frank Act and other government or international and other government regulation may also have an adverse effect on the Fund’s ability to make use of derivative transactions. In addition, the use of derivatives is subject to other risks, each of which may create additional risk of loss, including liquidity risk, interest rate risk, credit risk and management risk as well as the following risks:

•	Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio.

•	Duration Mismatch Risk. The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.

•	Valuation Risk. The prices of derivative instruments, including swaps, futures, forwards and options, could be highly volatile and such instruments may subject us to significant losses. The value of such derivatives also depends upon the price of the underlying asset, reference rate or index, which may also be subject to volatility. In addition, actual or implied daily limits on price fluctuations and speculative position limits on the exchanges or over-the-counter markets in which we may conduct our transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are traded over-the-counter and not on an exchange.

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•	Liquidity Risk. Derivative instruments, especially when purchased in large amounts, may not be liquid in all circumstances, so that in volatile markets we may not be able to close out a position without incurring a loss.

•	Counterparty Risk. Derivative instruments also involve exposure to counterparty risk, since contract performance depends in part on the financial condition of the counterparty.

In addition, the Adviser may cause the Fund to invest in derivative instruments that are neither presently contemplated nor currently available, but which may be developed in the future, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible. Any such investments may expose the Fund to unique and presently indeterminate risks, the impact of which may not be capable of determination until such instruments are developed and/or the Adviser determines to make such an investment on behalf of the Fund.

Rule 18f-4 requires registered investment companies to adopt a written policies and procedures reasonably designed to manage the Fund’s derivatives risks. In the event that the Fund’s derivatives exposure exceeds 10% of its net assets, the Fund will be required to adopt a written derivatives risk management program and comply with a value-at-risk based limit on leverage risk. The Board of Trustees has an oversight role in ensuring these new requirements are being taken into account and, if required, will appoint a derivatives risk manager to handle the day-to-day responsibilities of the derivatives risk management program.

Senior Loans Risk (updated since the Fund’s prior disclosure date)

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in Senior Loans. This policy is not fundamental and may be changed by the board of trustees of the Fund with at least 60 days’ written notice provided to shareholders. Senior Loans hold the most senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Senior Loans are usually rated below investment grade or may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. Nevertheless, if a Borrower under a Senior Loan defaults or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Loan or nothing at all. Senior Loans are subject to a number of risks described elsewhere in this Report, including, but not limited to, credit risk, “covenant-lite” obligations risk, liquidity risk, valuation risk and management risk.

There is less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended, or registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

The Fund will typically invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk for payment defaults and cause a decline in the value of these investments and in the Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

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Although the Senior Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Senior Loans that are under-collateralized involve a greater risk of loss. In general, the secondary trading market for Senior Loans is not fully-developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

The Fund may acquire Senior Loans through assignments or participations. The Fund will typically acquire Senior Loans through assignment and may elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Senior Loan through a participation. The Adviser has established a risk and valuation committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the risk and valuation committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan than the Fund expected when initially purchasing the participation.

The Fund may obtain exposure to Senior Loans through the use of derivative instruments, which have become increasingly available. Although the Fund does not have an intention to do so, the Fund may utilize these instruments and similar instruments that may be available in the future. Derivative transactions involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations.

Subordinated Loans Risk

The Fund may invest up to 20% of its Managed Assets in Subordinated Loans. Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

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Structured Products Risk

The Fund may invest up to 20% of its Managed Assets in structured products, including, without limitation, CLOs, structured notes, credit linked notes and derivatives, including credit derivatives. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

CLO Risk

In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof, (iv) the potential of spread compression in the underlying loans of the CLO, which could reduce credit enhancement in the CLOs and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

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Blackstone Credit & Insurance Funds	Summary of Updated Information Regarding the Funds
December 31, 2023 (Unaudited)

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full.

Liquidity Risk

The Fund may invest up to 50% of its Managed Assets in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund will invest. Where a secondary market exists, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Leverage Risk

The Fund currently anticipates utilizing leverage in an aggregate amount of up to 331/3% of its Managed Assets at the time the leverage is incurred in order to buy additional securities. The Fund currently anticipates that it will issue preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for the holders of common shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s net asset value which will be borne entirely by the Fund’s common shareholders. The Fund will also have to pay dividends on its preferred shares or interest on its notes or borrowings, if any, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.

The Fund intends to issue preferred shares and/or notes as a form of leverage. Any such leverage of the Fund would be senior to the Fund’s common shares, such that holders of preferred shares and/or notes would have priority over the common shareholders in the distribution of the Fund’s assets, including dividends, distributions of principal proceeds after the reinvestment period and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Fund, and would vote separately as a class on certain matters which may at times give holders of preferred shares disproportionate influence over the Fund’s affairs. If the preferred shares were limited in their term, redemptions of such preferred shares would require the Fund to liquidate its investments and would reduce the Fund’s use of leverage, which could negatively impact common shareholders.

In addition, the Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and/or notes issued by the Fund, including higher advisory fees. Accordingly, the Fund cannot assure you that the issuance of preferred shares and/or notes will result in a higher yield or return to the holders of the common shares.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of common shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of common shares. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of common shares.

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Blackstone Credit & Insurance Funds	Summary of Updated Information Regarding the Funds
December 31, 2023 (Unaudited)

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes that the Fund has issued will reduce the return to the common shareholders;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	when the Fund uses financial leverage, the investment advisory and administrative fees payable to the Adviser and ALPS will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

•	leverage may increase expenses, which may reduce total return.

If the Fund issues preferred shares and/or notes or borrows money the Fund will be required to maintain asset coverage in conformity with the requirements of the 1940 Act.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the preferred shares and/or notes or short-term debt securities issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Fund’s ability to achieve its investment objectives.

Foreign Currency Risk

Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

BGX

Derivatives Risk

Under normal market conditions, the use of derivatives by the Fund does not exceed 30% of the Fund’s Managed Assets. The Fund’s derivative investments have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. Changes to the derivatives markets as a result of the Dodd-Frank Act and other government regulation may also have an adverse effect on the Fund’s ability to make use of derivative transactions.

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Blackstone Credit & Insurance Funds	Summary of Updated Information Regarding the Funds
December 31, 2023 (Unaudited)

Rule 18f-4 requires registered investment companies to adopt a written policies and procedures reasonably designed to manage the Fund’s derivatives risks. In the event that the Fund’s derivatives exposure exceeds 10% of its net assets, the Fund will be required to adopt a written derivatives risk management program and comply with a value-at-risk based limit on leverage risk. The Board of Trustees has an oversight role in ensuring these new requirements are being taken into account and, if required, will appoint a derivatives risk manager to handle the day-to-day responsibilities of the derivatives risk management program.

Secured Loans Risk (updated since the Fund’s prior disclosure date)

Under normal market conditions, the Fund invests at least 70% of its Managed Assets in Secured Loans. Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders, and stockholders of the Borrower. The Secured Loans the Fund invests in are usually rated below investment grade or may also be unrated. As a result, the risks associated with Secured Loans are similar to the risks of below investment grade instruments, although Secured Loans are senior and secured in contrast to other below investment grade instruments, which are often subordinated or unsecured. Nevertheless, if a Borrower under a Secured Loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Secured Loan or nothing at all. Secured Loans are subject to a number of risks described elsewhere in this Report, including, but not limited to, credit risk, “covenant-lite” obligations risk, liquidity risk, valuation risk, below investment grade, or high yield, instruments risk and management risk.

Although the Secured Loans in which the Fund invests in are secured by collateral, there can be no assurance that the Fund will have first-lien priority in such collateral or that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Secured Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Secured Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Secured Loans. To the extent that a Secured Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Secured Loans that are under-collateralized involve a greater risk of loss. In general, the secondary trading market for Secured Loans is not fully-developed. No active trading market may exist for certain Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

In general, the secondary trading market for Secured Loans is not fully-developed. No active trading market may exist for certain Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Some Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Secured Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Secured Loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Secured Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Secured Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Secured Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Secured Loan may be adversely affected.

The Fund acquires Secured Loans through assignments or participations. The Fund typically acquires Secured Loans through assignment and may elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Secured Loan through a participation. The Adviser has established a counterparty and liquidity committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the counterparty and liquidity committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. In purchasing participations, the Fund generally has no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral, if any, supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the due diligence on the Borrower or the quality of the Secured Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Secured Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Secured Loan than the Fund expected when initially purchasing the participation.

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December 31, 2023 (Unaudited)

Fixed-Income Instruments Risk

The Fund may invest up to 30% of its Managed Assets in fixed-income instruments, such as U.S. government debt securities and investment grade and below investment grade, subordinated and unsubordinated corporate debt securities. Fixed-income instruments are subject to many of the same risks that affect Secured Loans and unsecured loans, however they are often unsecured and typically lower in the issuer’s capital structure than loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed-income instruments are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.

Unsecured Loans Risk

The Fund may invest in unsecured loans. Unsecured loans generally are subject to similar risks as those associated with investments in Secured Loans except that such loans are not secured by collateral. In the event of default on an unsecured loan, the first priority lien holder has first claim to the underlying collateral of the loan. Unsecured loans are subject to the additional risk that the cash flow of the Borrower may be insufficient to meet scheduled payments after giving effect to the secured obligations of the Borrower. Unsecured loans generally have greater price volatility than Secured Loans and may be less liquid.

Short Selling Risk

The Fund may engage in short sales for investment and risk management purposes, including when the Adviser believes an investment will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. The Fund may also engage in short sales for financing purposes. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer.

Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund is permitted to have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Generally, the Fund will have to pay a fee or premium if it borrows securities and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the term of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of such fee, premium, dividends, interest or expense the Fund pays in connection with the short sale.

Until the Fund replaces a borrowed security, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt insolvent or otherwise fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

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Blackstone Credit & Insurance Funds	Summary of Updated Information Regarding the Funds
December 31, 2023 (Unaudited)

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. The Adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed. Finally, regulations imposed by the SEC or other regulatory bodies relating to short selling may restrict the Fund’s ability to engage in short selling.

Structured Products Risk

The Fund may invest up to 10% of its Managed Assets in structured products, consisting of CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold. As a result, investments in CLOs and credit-linked notes may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results

Liquidity Risk

The Fund may invest up to 25% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

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Blackstone Credit & Insurance Funds	Summary of Updated Information Regarding the Funds
December 31, 2023 (Unaudited)

Some loans and fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Loans and fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Leverage Risk

The Fund incurs leverage as part of its investment strategy. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. Certain forms of effective leverage used by the Fund, such as leverage incurred in securities lending, swap contract arrangements, other derivative transactions or short selling, may not be considered senior securities under the 1940 Act, but will be considered leverage for the Fund’s leverage limits. The Fund’s use of these forms of effective leverage will not exceed 30% of its net assets. The Fund uses borrowings. Furthermore, the Fund previously added leverage to its portfolio through the issuance of preferred shares, and although it has no current intention to do so, may do so again. The Fund’s total use of leverage and short sales exposure, either through traditional leverage programs or through securities lending, total swap contract arrangements, other derivative transactions or short selling (including the market value of securities the Fund is obligated to repay through short sales even in transactions that do not result in leverage), will not exceed 40% of the Fund’s Managed Assets (67% of the Fund’s net assets). With respect to its short positions in securities and certain of its derivative positions, the Fund may maintain an amount of cash or liquid securities in a segregated account equal to the face value of those positions.

The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as borrowings for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its Managed Assets. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund’s use of leverage could create the opportunity for a higher return for common shareholders but would also result in special risks for common shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the common shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders including:

•	the likelihood of greater volatility of NAV and market price of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on Borrowings and short-term debt or in the dividend rates on the MPRS that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and

•	when the Fund uses certain types of leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund’s shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

Foreign Currency Risk

Because the Fund may invest up to 20% of its Managed Assets in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, seek to protect the Fund from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

122	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Summary of Updated Information Regarding the Funds
December 31, 2023 (Unaudited)

BGB

Derivatives Risk (updated since the Fund’s prior disclosure date)

Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund's Managed Assets. The Fund may enter into derivatives for investment, hedging or leverage purposes. The Fund's derivative investments have risks, including:

Credit-Linked Notes Risk

The Fund may invest up to 10% of its Managed Assets in credit-linked notes. Holders of credit-linked notes bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Credit-linked notes are structured products used to transfer credit risk. The performance of the notes is linked to the performance of an underlying reference obligation or reference portfolio ("reference entities"). The notes are usually issued by a special purpose vehicle ("SPV") that sells credit protection through a credit default swap transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a certain credit event or events, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent payment obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit-linked notes is the risk of the reference entity experiencing a credit event that triggers the contingent payment obligation. Should such an event occur, the SPV would have to pay the transaction sponsor and payments to the note holders would be subordinated.

The Fund may have the right to receive payments only from the SPV and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain credit-linked notes enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in credit-linked notes generally pay their share of the SPV's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying credit-linked notes will rise or fall, these prices (and, therefore, the prices of credit-linked notes) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the SPV of a credit-linked note uses shorter term financing to purchase longer term securities, the SPV may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the credit-linked notes owned by the Fund.

Certain credit-linked notes may be thinly traded or have a limited trading market. Credit-linked notes are typically privately offered and sold. As a result, investments in credit-linked notes may be characterized by the Fund as illiquid securities.

Counterparty Risk

If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

Leverage Risk

The derivative investments in which the Fund may invest will give rise to forms of financial leverage, which may magnify the risk of owning such instruments.

Illiquidity Risk

Certain derivative instruments may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the derivative is currently worth.

Correlation Risk

Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio.

Derivative instruments are also subject to the risk of the loss of principal. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Annual Report | December 31, 2023	123

Blackstone Credit & Insurance Funds	Summary of Updated Information Regarding the Funds
December 31, 2023 (Unaudited)

Changes to the derivatives markets as a result of the continuous promulgation of rules under the Dodd-Frank Act and other government or international and other government regulation may also have an adverse effect on the Fund’s ability to make use of derivative transactions.

Rule 18f-4 requires registered investment companies to adopt a written policies and procedures reasonably designed to manage the Fund’s derivatives risks. In the event that the Fund’s derivatives exposure exceeds 10% of its net assets, the Fund will be required to adopt a written derivatives risk management program and comply with a value-at-risk based limit on leverage risk. The Board of Trustees has an oversight role in ensuring these new requirements are being taken into account and, if required, will appoint a derivatives risk manager to handle the day-to-day responsibilities of the derivatives risk management program.

Senior Secured Loans Risk (updated since the Fund’s prior disclosure date)

As part of its investments in corporate fixed income instruments, the Fund may invest in fixed, variable and floating rate Senior Secured Loans arranged through private negotiations between a Borrower and one or more financial institutions. In certain market conditions, the Fund may predominantly invest in Senior Secured Loans. Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The Senior Secured Loans the Fund will invest in are usually rated below investment grade or may also be unrated. Although Senior Secured Loans are senior and secured in contrast to other below investment grade instruments, which are often subordinated or unsecured, the risks associated with Senior Secured Loans are similar to the risks of below investment grade instruments. Additionally, if a Borrower under a Senior Secured Loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Secured Loan or nothing at all. Senior Secured Loans are subject to a number of risks described elsewhere in this Report, including, but not limited to, credit risk, “covenant-lite” obligations risk, liquidity risk, valuation risk, below investment grade instruments risk and management risk.

Although the Senior Secured Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal.

In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Secured Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Secured Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Secured Loan. To the extent that a Senior Secured Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Senior Secured Loans that are under-collateralized involve a greater risk of loss. In general, the secondary trading market for Senior Secured Loans is not fully-developed. No active trading market may exist for certain Senior Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Senior Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

In general, the secondary trading market for Senior Secured Loans is not fully-developed. No active trading market may exist for certain Senior Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Senior Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Some Senior Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Secured Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Secured Loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make Senior Secured Loans, the availability of Senior Secured Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Secured Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Secured Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Secured Loan may be adversely affected.

124	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Summary of Updated Information Regarding the Funds
December 31, 2023 (Unaudited)

The Fund will typically acquire Senior Secured Loans through assignments. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the Senior Secured Loan and with regard to any associated collateral.

The Fund may, but will not typically, invest in a Senior Secured Loan through a participation. A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation in the loan to a full assignment of the loan under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to seek to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Senior Secured Loan through a participation. In purchasing participations, the Fund generally will have no direct right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation.

Liquidity Risk

The Fund may invest up to 20% of its Managed Assets in instruments that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., instruments that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest, without limit, in restricted securities, which could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Leverage Risk

The Fund anticipates incurring leverage as part of its investment strategy. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the common shareholders. The Fund’s total leverage, either through traditional leverage or effective leverage, will not exceed 40% of the Fund’s Managed Assets.

The Fund’s use of leverage could create the opportunity for a higher return for common shareholders but would also result in special risks for common shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the common shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations compared to a comparable portfolio without leverage including:

•	the likelihood of greater volatility of NAV, market price and distribution rate of the common shares;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

Annual Report | December 31, 2023	125

Blackstone Credit & Insurance Funds	Summary of Updated Information Regarding the Funds
December 31, 2023 (Unaudited)

•	when the Fund uses leverage, the investment advisory and administrative fees payable to the Adviser and ALPS will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

•	leverage may increase expenses, which may reduce total return.

The Fund may continue to use leverage if the benefits to the common shareholders of maintaining the leveraged position are believed to outweigh any current reduced return, but expects to reduce, modify or cease its leverage if it is believed the costs of the leverage will exceed the return provided from the investments made with the proceeds of the leverage.

Foreign Currency Risk

Because the Fund may invest in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Non-Diversification Risk (removed since the Fund’s prior disclosure date)

PORTFOLIO MANAGER INFORMATION

Since the prior disclosure date, there have been no changes in the persons primarily responsible for the day-to-day management of the Funds’ portfolios.

FUND ORGANIZATIONAL STRUCTURE

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund.

126	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Summary of Fund Expenses
December 31, 2023 (Unaudited)

The purpose of the following table and example is to help you understand all fees and expenses common shareholders would bear directly or indirectly. The table below is based on the capital structure of the Funds for the year ended December 31, 2023 (except as noted below).

	Senior Floating Rate 2027 Term Fund	Long-Short Credit Income Fund	Strategic Credit 2027 Term Fund
ANNUAL EXPENSES
Advisory Fees (1)	1.29%	1.20%	1.56%
Dividends on Preferred Shares (2)	–	–	0.54%
Other expenses (3)	0.65%	0.77%	0.65%
Interest on Borrowed Funds (4)	2.75%	2.94%	3.14%
TOTAL ANNUAL EXPENSES	4.69%	4.91%	5.89%

(1)	The Adviser receives a monthly management fee at the annual rate of 0.90% and 1.00% of the average daily managed assets of BSL and BGB, respectively. The Adviser receives 1.20% of the average daily value of BGX's net assets.
(2)	Assumes the annual dividend rate for the Series B MRPS is 6.60% as of December 31, 2023 for BGB and has not increased as a result of any downgrade in the ratings of the Series B MRPS. If the ratings of the Series B MRPS are downgraded, the Fund's dividend expense may increase.
(3)	“Other Expenses” are estimated amounts for the current fiscal year based on the Fund’s fees and expenses for the year ended December 31, 2023. “Other Expenses” include professional fees and other expenses, including, without limitation, SEC filing fees, printing fees, administration fees, transfer agency fees, custody fees, trustee fees and insurance costs.
(4)	Interest Payments on Borrowed Funds is based on estimated amounts for the current fiscal year. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s borrowings and market interest rates. Interest Payments on Borrowed Funds are required to be treated as an expense of the Fund for accounting purposes.

Example

As required by the relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in each Funds' Common Shares assuming (i) total annual expenses of 4.69%, 4.91% and 5.89% for BSL, BGX and BGB, respectively of net assets attributable to each Funds' Common Shares, (ii) a 5% annual return and (iii) reinvestment of all dividends and distributions at NAV:

	1 Year	3 Years	5 Years	10 Years
Blackstone Senior Floating Rate 2027 Term Fund	$47	$141	$236	$476
Blackstone Long-Short Credit Income Fund	$49	$148	$246	$493
Blackstone Strategic Credit 2027 Term Fund	$59	$174	$288	$564

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. The example assumes that the estimated “Other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. Moreover, the Funds’ actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Annual Report | December 31, 2023	127

Blackstone Credit & Insurance Funds	Senior Securities
December 31, 2023 (Unaudited)

The table below sets forth the senior securities outstanding as of the end of each Funds’ fiscal years or period ended 2012, 2013, 2014, 2015, 2016, 2017, 2018, 2019, 2020, 2021, 2022 and 2023.

Blackstone Senior Floating Rate 2027 Term Fund

Year	Name of Loan	Total Amount Outstanding (in thousands)	Asset Coverage Per $1,000 of Indebtedness	Involuntary Liquidating Preference Per Unit(1)	Average Market Value Per Unit(2)
2012	Preferred Shares	$48,000	$3,036	$1,000	–
2012	Senior Securities	$96,000	$4,057	–	–
2013	Preferred Shares	$48,000	$3,035	$1,000	–
2013	Senior Securities	$96,000	$4,556	–	–
2014	Revolving Credit Facility	$133,000	$3,069	–	–
2015	Revolving Credit Facility	$119,500	$3,032	–	–
2016	Revolving Credit Facility	$131,000	$3,047	–	–
2017	Revolving Credit Facility	$132,000	$3,030	–	–
2018	Revolving Credit Facility	$124,000	$3,029	–	–
2019	Revolving Credit Facility	$123,500	$3,031	–	–
2020	Revolving Credit Facility	$100,000	$3,153	–	–
2021	Revolving Credit Facility	$105,500	$3,079	–	–
2022	Revolving Credit Facility	$85,000	$3,143	–	–
2023	Revolving Credit Facility	$89,600	$3,124	–	–

(1)	The amount to which a holder of each class of senior security would be entitled upon the involuntary liquidation of the Fund in preference to the holder of any class of security with a junior ranking.
(2)	Not applicable, as senior securities are not registered for public trading.

Blackstone Long-Short Credit Income Fund

Year	Name of Loan	Total Amount Outstanding (in thousands)	Asset Coverage Per $1,000 of Indebtedness	Involuntary Liquidating Preference Per Unit(1)	Average Market Value Per Unit(2)
2012(3)	Revolving Credit Facility	–	–	–	–
2013(3)	Revolving Credit Facility	–	–	–	–
2014	Revolving Credit Facility	$73,000	$4,100	–	–
2015	Revolving Credit Facility	$96,000	$3,033	–	–
2016	Revolving Credit Facility	$93,000	$3,314	–	–
	MRPS (Series A)	$20,000	$2,905	$1,000	–
2017	Revolving Credit Facility	$112,000	$3,117	–	–
	MRPS (Series A)	$20,000	$2,644	$1,000	–
2018	Revolving Credit Facility	$107,500	$3,032	–	–
	MRPS (Series A)	$20,000	$2,556	$1,000	–
2019	Revolving Credit Facility	$108,000	$3,037	–	–
	MRPS (Series A)	$20,000	$2,562	$1,000	–
2020	Revolving Credit Facility	$95,900	$3,189	–	–
	MRPS (Series A)	$20,000	$2,638	$1,000	–
2021	Revolving Credit Facility	$98,900	$3,157	–	–
	MRPS (Series A)	$20,000	$2,626	$1,000	–
2022	Revolving Credit Facility	$82,800	$3,170	–	–
	MRPS (Series A)	$20,000	$2,550	$1,000	–
2023	Revolving Credit Facility	$77,200	$3,162	–	–

(1)	The amount to which a holder of each class of senior security would be entitled upon the involuntary liquidation of the Fund in preference to the holder of any class of security with a junior ranking.
(2)	Not applicable, as senior securities are not registered for public trading.
(3)	At December 31, 2012 and 2013, the Fund did not have a revolving credit agreement or MRPS, but it had securities lending arrangements with cash collateral received valued as $52,405,671 and $38,219,410, respectively

128	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Senior Securities

December 31, 2023 (Unaudited)

Blackstone Strategic Credit 2027 Term Fund

Year	Name of Loan	Total Amount Outstanding (in thousands)	Asset Coverage Per $1,000 of Indebtedness	Involuntary Liquidating Preference Per Unit(1)	Average Market Value Per Unit(2)
2012	Revolving Credit Facility	$125,000	$7,851	–	–
2013	Revolving Credit Facility	$390,000	$3,190	–	–
2014	Revolving Credit Facility	$389,500	$3,062	–	–
2015	Revolving Credit Facility	$331,000	$3,051	–	–
2016	Revolving Credit Facility	$377,000	$2,989	–	–
	MRPS (Series A)	$45,000	$2,777	$1,000	–
2017	Revolving Credit Facility	$375,000	$3,132	–	–
	MRPS (Series A)	$45,000	$2,796	$1,000	–
2018	Revolving Credit Facility	$361,500	$3,015	–	–
	MRPS (Series A)	$45,000	$2,682	$1,000	–
2019	Revolving Credit Facility	$356,500	$3,037	–	–
	MRPS (Series A)	$45,000	$2,697	$1,000	–
2020	Revolving Credit Facility	$309,100	$3,196	–	–
	MRPS (Series A)	$45,000	$2,790	$1,000	–
2021	Revolving Credit Facility	$323,800	$3,131	–	–
	MRPS (Series A)	$45,000	$2,749	$1,000	–
2022	Revolving Credit Facility	$268,900	$3,172	–	–
	MRPS (Series A)	$45,000	$2,715	$1,000	–
2023	Revolving Credit Facility	$282,600	$3,160	–	–
	MRPS (Series B)	$45,000	$2,726	$1,000	–

(1)	The amount to which a holder of each class of senior security would be entitled upon the involuntary liquidation of the Fund in preference to the holder of any class of security with a junior ranking.

(2)	Not applicable, as senior securities are not registered for public trading.

Annual Report | December 31, 2023	129

Blackstone Credit & Insurance Funds	Market and Net Asset Value Information

December 31, 2023 (Unaudited)

The Funds’ Common Shares are listed on the New York Stock Exchange and trade under the tickers and commenced trading as shown below.

Fund	Ticker	Trading Commencement
Blackstone Senior Floating Rate 2027 Term Fund	BSL	May 26, 2010
Blackstone Long-Short Credit Income Fund	BGX	January 27, 2011
Blackstone Strategic Credit 2027 Term Fund	BGB	September 26, 2012

Our Common Shares have traded both at a premium and at a discount in relation to the Funds’ NAV per share. We cannot predict whether our Common Shares will trade at a premium or discount to NAV in the future. Our issuance of additional Common Shares may have an adverse effect on prices in the secondary market for our Common Shares by increasing the number of Common Shares available, which may create downward pressure on the market price for our Common Shares.

The following tables set forth for each of the periods indicated the range of high and low closing sale price of our Common Shares and the quarter-end sale price, each as reported on the Exchange, the NAV per share of Common Shares and the premium or discount to NAV per share at which our Common Shares were trading. NAV is generally determined on each business day that the Exchange is open for business. See “Net Asset Value” for information as to the determination of our NAV.

Blackstone Senior Floating Rate 2027 Term Fund

	Quarterly Closing Sale Price		Quarter-End Closing
	High	Low	Sale Price	Net Asset Value Per Share of Common Shares(1)	Premium/ (Discount) of Quarter-End Sale Price to NAV(2)
Fiscal Year 2019
March 29, 2019	16.94	15.33	16.42	16.82	(2.4)%
June 28, 2019	17.01	16.47	16.88	16.73	0.9%
September 30, 2019	17.58	16.27	16.92	16.53	2.4%
December 31, 2019	16.81	15.72	16.15	16.42	(1.6)%
Fiscal Year 2020
March 31, 2020	16.36	9.43	11.74	12.61	(6.9)%
June 30, 2020	13.29	10.64	12.86	14.47	(11.1)%
September 30, 2020	13.96	12.65	13.76	15.25	(9.8)%
December 31, 2020	14.43	13.15	14.22	15.87	(10.4)%
Fiscal Year 2021
March 31, 2021	15.67	14.12	15.56	16.28	(4.4)%
June 30, 2021	16.93	15.40	16.35	16.52	(1.0)%
September 30, 2021	16.68	15.83	16.42	16.53	(0.7)%
December 31, 2021	17.53	16.15	17.01	16.22	4.9%
Fiscal Year 2022
March 31, 2022	17.12	14.22	15.28	15.87	(3.7)%
June 30, 2022	15.82	13.13	13.30	14.32	(7.1)%
September 30, 2022	14.13	12.50	12.56	13.97	(10.1)%
December 30, 2022	13.02	12.24	12.43	14.00	(11.2)%
Fiscal Year 2023
March 31, 2023	12.82	12.64	12.68	14.19	(10.68)%
June 30, 2023	12.89	12.75	12.82	14.35	(10.66)%
September 29, 2023	13.34	13.22	13.25	14.62	(9.37)%
December 29, 2023	13.41	13.33	13.35	14.63	(8.75)%

130	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Market and Net Asset Value Information

December 31, 2023 (Unaudited)

Blackstone Long-Short Credit Income Fund

	Quarterly Closing Sale Price		Quarter-End Closing
	High	Low	Sale Price	Net Asset Value Per Share of Common Shares(1)	Premium/ (Discount) of Quarter-End Sale Price to NAV(2)
Fiscal Year 2019
March 29, 2019	15.67	13.99	15.27	16.08	(5.0)%
June 28, 2019	15.79	14.94	15.69	15.98	(1.8)%
September 30, 2019	16.40	15.63	15.78	15.79	(0.1)%
December 31, 2019	15.84	14.94	15.64	15.74	(0.6)%
Fiscal Year 2020
March 31, 2020	16.44	8.61	10.54	11.67	(9.7)%
June 30, 2020	12.25	9.87	12.05	13.61	(11.5)%
September 30, 2020	12.97	11.95	12.86	14.35	(10.4)%
December 31, 2020	13.79	12.41	13.42	14.94	(10.2)%
Fiscal Year 2021
March 31, 2021	14.26	13.36	14.14	15.31	(7.6)%
June 30, 2021	15.18	14.07	15.12	15.53	(2.6)%
September 30, 2021	15.39	14.39	15.17	15.52	(2.3)%
December 31, 2021	15.59	14.32	14.76	15.22	(4.9)%
Fiscal Year 2022
March 31, 2022	15.00	13.05	13.44	14.81	(9.2)%
June 30, 2022	13.74	11.36	11.50	13.04	(11.8)%
September 30, 2022	12.84	10.81	10.90	12.52	(12.9)%
December 30, 2022	11.49	10.58	10.84	12.55	(13.6)%
Fiscal Year 2023
March 31, 2023	11.00	10.91	10.91	12.76	(14.50)%
June 30, 2023	11.39	11.31	11.34	12.91	(12.16)%
September 29, 2023	11.77	11.64	11.65	13.07	(10.86)%
December 29, 2023	11.50	11.45	11.45	13.13	(12.80)%

Annual Report | December 31, 2023	131

Blackstone Credit & Insurance Funds	Market and Net Asset Value Information

December 31, 2023 (Unaudited)

Blackstone Strategic Credit 2027 Term Fund

	Quarterly Closing Sale Price		Quarter-End Closing
	High	Low	Sale Price	Net Asset Value Per Share of Common Shares(1)	Premium/ (Discount) of Quarter-End Sale Price to NAV(2)
Fiscal Year 2019
March 29, 2019	14.79	13.47	14.25	15.69	(9.2)%
June 28, 2019	14.67	14.22	14.67	15.59	(5.9)%
September 30, 2019	15.09	14.26	14.60	15.34	(4.8)%
December 31, 2019	14.59	13.68	14.38	15.26	(5.8)%
Fiscal Year 2020
March 31, 2020	14.92	8.22	10.41	11.45	(9.1)%
June 30, 2020	11.71	9.74	11.42	13.02	(12.3)%
September 30, 2020	12.22	11.16	12.22	13.69	(10.7)%
December 31, 2020	12.75	11.68	12.48	14.19	(12.1)%
Fiscal Year 2021
March 31, 2021	13.40	12.36	13.33	14.52	(8.2)%
June 30, 2021	13.95	13.27	13.93	14.72	(5.4)%
September 30, 2021	14.10	13.55	13.85	14.70	(5.8)%
December 31, 2021	13.94	13.84	13.62	14.45	(5.7)%
Fiscal Year 2022
March 31, 2022	13.79	12.52	13.05	14.08	(7.3)%
June 30, 2022	13.32	10.88	11.17	12.50	(10.6)%
September 30, 2022	12.21	10.53	10.63	12.03	(11.6)%
December 30, 2022	11.09	10.27	10.58	12.08	(12.4)%
Fiscal Year 2023
March 31, 2023	10.74	10.61	10.65	12.26	(13.13)%
June 30, 2023	10.96	10.91	10.93	12.39	(11.78)%
September 29, 2023	11.10	10.99	10.99	12.52	(12.22)%
December 29, 2023	11.38	11.28	11.32	12.66	(10.58)%

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter.
(2)	Calculated as of the quarter-end by dividing quarter-end closing sales price by the quarter-end NAV, minus 1.

UNRESOLVED STAFF COMMENTS

Each Fund believes that there are no material unresolved written comments, received 180 days or more before December 31, 2023, from the Staff of the SEC regarding any of its periodic or current reports under the Exchange Act or the 1940 Act, or its registration statement.

132	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Privacy Procedures

December 31, 2023 (Unaudited)

This privacy policy sets forth the Adviser’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Adviser. These policies apply to individuals only and are subject to change.

Rev June 2023

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number and income

•   Assets and investment experience

•   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Annual Report | December 31, 2023	133

Blackstone Credit & Insurance Funds	Privacy Procedures

December 31, 2023 (Unaudited)

Questions?	Email us at PrivacyQueries@Blackstone.com
Who We Are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, Blackstone Floating Rate Enhanced Income Fund, Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit 2027 Term Fund, Blackstone Secured Lending Fund, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, and Blackstone Real Estate Income Master Fund.
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

•    open an account or give us your income information

•    provide employment information or give us your contact information

•    tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

•    sharing for affiliates’ everyday business purposes—information about your creditworthiness

•    affiliates from using your information to market to you

•    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account — unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•    Our affiliates include companies with a Blackstone name and financial companies such as Blackstone Credit and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Our joint marketing partners include financial services companies.

134	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Privacy Procedures

December 31, 2023 (Unaudited)

Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Contact Us

If you have any questions or comments about this Privacy Notice, or if you would like us to update information we have about you or your preferences, please email us at PrivacyQueries@Blackstone.com or access our web form www.blackstone.com/privacy.

You also may write to:

Blackstone Inc.

Attn: Legal & Compliance

345 Park Avenue

New York, NY 10154

Annual Report | December 31, 2023	135

Blackstone Credit & Insurance Funds	Privacy Procedures

December 31, 2023 (Unaudited)

INVESTOR DATA PRIVACY NOTICE

Why are you seeing this notice?

•	You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers or management companies that are subsidiaries of The Blackstone Group Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).
•	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).
•	“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information relating to an identified or identifiable individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).
•	We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’ / anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, branches, operations and entities globally, including as described at this link: https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA

•	For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner, manager and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).
•	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.
•	Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.
•	We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, please see the ‘Contact Us’ section.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

What personal data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment. The Personal Data we collect about you may include:

•	Contact information, such as name, e-mail and postal address, and phone number;
•	Demographic information, such as date and country of birth, gender, country of residence, nationality, and citizenship;
•	Government-issued identification numbers provided in connection with a subscription to Funds, such as Social Security number, driver’s license number, passport number, national identification number, and tax identification number;
•	Professional or employment‐related information, such as the name of your employer or the organization you represent and your position;
•	Financial information, such as information related to your transactions with us or others, bank account details (e.g., account and routing number), financial account history, information concerning the source of funds used for investments, and details regarding your investment history (e.g., types and amounts of investments) assets, income, and financial returns and positions;
•	Investment preferences;

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Blackstone Credit & Insurance Funds	Privacy Procedures

December 31, 2023 (Unaudited)

•	Information related to background checks (e.g., “know your client”, anti-money laundering and sanctions checks) and any information related to applicable restrictions on your investments, such as political exposure or sanctions;
•	Information collected in the context of monitoring and surveillance where permitted or required by applicable law, including recordings of telephone and video calls and CCTV; and
•	Other information you or the organization you represent choose to provide, such as through eligibility questionnaires and ongoing investor relations communications.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

Where do we obtain your personal data?

We collect Personal Data about you from a number of sources, including:

WHAT	HOW
Personal Data that you give us

•    From the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or Social Security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)

•    When you provide it to us in correspondence and conversations, including electronic communications such as e-mail and telephone calls

•    When you make transactions with respect to the Fund

•    When you interact with our online platforms and websites (such as bxaccess.com)

•    When you purchase securities from us and/or tell us where to send money

•    From cookies, web beacons, and similar interactions when you or your devices access our sites

•    When we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

Personal Data we obtain from others

We obtain Personal Data from:

•    Publicly available and accessible directories and sources

•    Bankruptcy registers

•    Tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

•    Governmental and competent regulatory authorities to whom we have regulatory obligations

•    Credit agencies

•    Fraud prevention and detection agencies / organizations

•    Transaction counterparties

Annual Report | December 31, 2023	137

Blackstone Credit & Insurance Funds	Privacy Procedures

December 31, 2023 (Unaudited)

Why do we process your personal data?

We may process your Personal Data for the following reasons:

WHY	HOW
Contract

It is necessary to perform our contract with you to:

•    Administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our Funds

•    Meet the resulting contractual obligations we have to you

•    Facilitate the continuation or termination of the contractual relationship between you and the Fund

•    Facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

•    Undertake our client and investor due diligence, and on-boarding checks

•    Carry out verification, “know your client”, terrorist financing, sanctions, and anti-money laundering checks

•    Verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

•    Comply with requests from regulatory, governmental, tax and law enforcement authorities

•    Carry out surveillance and investigations

•    Carry out audit checks

•    Maintain statutory registers

•    Prevent and detect fraud

•    Comply with sanctions requirements

138	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Privacy Procedures

December 31, 2023 (Unaudited)

Legitimate Interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

•    Manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

•    Assess and process any applications or requests made by you

•    Open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

•    Send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

•    Address or investigate any complaints, claims, proceedings or disputes

•    Provide you with, and inform you about, our investment products and services

•    Monitor and improve our relationships with investors

•    Comply with applicable prudential and regulatory obligations, including anti-money laundering, sanctions and “know your client” checks

•    Assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, “know your client”, terrorist financing, and sanctions checks)

•    Manage our risk and operations

•    Comply with our accounting and tax-reporting requirements

•    Comply with our audit requirements

•    Assist with internal compliance with our policies and processes

•    Ensure appropriate group management and governance

•    Keep our internal records

•    Prepare reports on incidents/accidents

•    Protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

•    Analyze and manage commercial risks

•    Seek professional advice, including legal advice

•    Enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

•    Facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

•    Monitor communications to/from us using our systems

•    Protect the security and integrity of our information technology systems

•    Protect the security and safety of our buildings and locations where we operate

•    Operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)

•    Manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent / agent banks

•    Monitor the operation of Fund distribution platforms, where these are operated by third parties or service providers

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described in ‘Legitimate Interests’ above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

Annual Report | December 31, 2023	139

Blackstone Credit & Insurance Funds	Privacy Procedures

December 31, 2023 (Unaudited)

Who we share your personal data with

We may share your Personal Data as follows:

Who	Why
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

•    To manage our relationship with you

•    For the legitimate interests of a third party in carrying out anti-money laundering, ‘know your client’, and other compliance checks required of them under applicable laws and regulations

•    For the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Distributors, Investment Advisers

•    Delivering the services you require

•    Managing your investment

•    Supporting and administering investment-related activities

•    Complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

•    To comply with applicable laws and regulations

•    Where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

•    Where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers

•    Delivering and facilitating the services needed to support our business relationship with you (including cloud services)

•    Supporting and administering investment-related activities

•    Where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

•    Assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti-money laundering procedures

•    Sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers

•    Providing you with investment-related services

•    To comply with applicable legal and regulatory requirements

•    Supporting Blackstone with the purposes described in section 5 of this Data Privacy Notice

In exceptional circumstances, we will share your Personal Data with:

•	Competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in a country or territory; and
•	Other organizations and agencies – where we are required to do so by law.

140	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Privacy Procedures

December 31, 2023 (Unaudited)

Do you have to provide us with this personal data?

Where we collect Personal Data from you, we will indicate if:

•	Provision of the Personal Data is necessary for our compliance with a legal obligation; or
•	It is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your personal data internationally

We may transfer your Personal Data between different countries to recipients in countries other than the country in which the information was originally collected (including to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third-party service providers). Where you are based in the UK, the EU, or another country which imposes data transfer restrictions outside of its territory, this includes transfers outside of the UK and the European Economic Area (“EEA”) or that geographical area, to those countries in which our affiliates, group members, service providers and business partners operate. Those countries may not have the same data protection laws as the country in which you initially provided the information.

Where we transfer Personal Data outside of the UK, the EEA, or other territories subject to data transfer restrictions to other members of our group, our service providers or another third party recipient, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see the ‘Contact Us’ section for details.

Consent – and your right to withdraw it

Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your Personal Data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in “Why do we process your Personal Data?” above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an e-mail at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, e-mail, fax or telephone), you may opt-out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see the ‘Contact Us’ section for details).

Retention and deletion of your personal data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

•	Retain Personal Data about you throughout the life cycle of any investment you are involved in; and
•	Retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it. We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal / regulatory requirement, or business purpose, for retaining your Personal Data.

Annual Report | December 31, 2023	141

Blackstone Credit & Insurance Funds	Privacy Procedures

December 31, 2023 (Unaudited)

Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

•	Access your Personal Data
•	Restrict the use of your Personal Data in certain circumstances
•	Have incomplete or inaccurate Personal Data corrected
•	Ask us to stop processing your Personal Data
•	Require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organizations (where this is possible).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please see the ‘Contact Us’ section for details.

Concerns or queries

We take your concerns very seriously. We encourage you to bring to our attention any concerns you have about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please see the ‘Contact Us’ section for details.

Please also contact us via any of the contact methods listed below if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

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Blackstone Credit & Insurance Funds	Privacy Procedures

December 31, 2023 (Unaudited)

Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by e-mail or access our web form by e-mailing PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: 345 Park Avenue, New York, NY 10154

A list of country specific addresses and contacts for locations where we operate is available at https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA

Changes to this data privacy notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

Annual Report | December 31, 2023	143

Blackstone Credit & Insurance Funds	Trustees & Officers

December 31, 2023 (Unaudited)

The overall management of the business and affairs of the Funds, including oversight of the Adviser, is vested in the Board. The Board is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board to hold office until removed or replaced by the Board or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Adviser, the Trustees and the Funds’ officers is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below. The SAI includes additional information about the board members and is available, without charge, upon request. Shareholders may call (888) 756-8443 or email BlackstoneShareholderRelations@Blackstone.com to request the SAI.

NON-INTERESTED TRUSTEES

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Jane M. Siebels Birth Year: 1960	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: November 2021 BGX: November 2021 BGB: November 2021 Term Expires: BSL: 2026 BGX: 2026 BGB: 2026	Ms. Siebels was formerly a Consultant at Per4M and advises a small global equity hedge fund. Currently, she is the CEO of Homer Technologies. Prior to 2019, she was CEO and CIO of Amber Asset Management, f/k/a Green Cay Asset Management.	4	Scotia Bank (Bahamas); Scotia Bank International (Bahamas); Scotia Trust (Bahamas); First Trust Bank (Bahamas); Global Innovation Fund; Amber Asset Management (until 2019)
Edward H. D'Alelio Birth Year: 1952	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2026 BGX: 2026 BGB: 2026	Mr. D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	4	Owl Rock Capital Corp. business development companies (“BDCs”) (7 portfolios overseen in Fund Complex)
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2024 BGX: 2024 BGB: 2024	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	4	Sisecam Resources LP (formerly, Ciner Resources LP) (master limited partnership) (until 2023)
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2024 BGX: 2024 BGB: 2024	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	EQ Advisors Trust; 1290 Funds

144	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Trustees & Officers

December 31, 2023 (Unaudited)

INTERESTED TRUSTEE(3)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2025 BGX: 2025 BGB: 2025	Mr. Smith is a Senior Managing Director of Blackstone Credit & Insurance and is Chairman of Liquid Credit Strategies. Mr. Smith joined Blackstone Credit & Insurance from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	4	None

Annual Report | December 31, 2023	145

Blackstone Credit & Insurance Funds	Trustees & Officers

December 31, 2023 (Unaudited)

OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr.(4) Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of Blackstone Credit & Insurance and is Chairman of Liquid Credit Strategies. Mr. Smith joined Blackstone Credit from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.
Gregory Roppa Birth Year: 1976	Chief Financial Officer and Treasurer	Officer Since: BSL: March 2022 BGX: March 2022 BGB: March 2022 Term of Office: Indefinite	Mr. Roppa is a Managing Director in the Global Fund Finance group of Blackstone, where he focuses on the accounting and financial reporting for certain entities within Blackstone Credit & Insurance, Real Estate, and Insurance businesses. Before joining Blackstone in 2019, Mr. Roppa was the Director of Operations and Fund Accounting for Clinton Group Inc., an alternative asset management firm.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Officer Since: BSL: September 2015 BGX: September 2015 BGB: September 2015 Term of Office: Indefinite	Mr. Zable is a Senior Managing Director and as of 2023 is the Global Head of Liquid Credit Strategies. Mr. Zable is also Senior Portfolio Manager of the U.S. CLOs and closed-end funds within Blackstone Credit’s Liquid Credit Strategies business. Before joining Blackstone Credit & Insurance in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm.
Marisa Beeney Birth Year: 1970	Chief Legal Officer and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Senior Managing Director and General Counsel of Blackstone Credit. Before joining Blackstone Credit & Insurance, she was with the finance group of DLA Piper.
William Renahan Birth Year: 1969	Chief Compliance Officer	Officer Since: BSL: September 2022 BGX: September 2022 BGB: September 2022 Term of Office: Indefinite	Mr. Renahan is a Managing Director in the Legal and Compliance group of Blackstone. Before joining Blackstone in 2022, he was a Senior Managing Director and Chief Compliance Officer at Duff & Phelps Investment Management.
Valerie Naratil Birth Year: 1988	Public Relations Officer	Officer Since: BSL: February 2021 BGX: February 2021 BGB: February 2021 Term of Office: Indefinite	Ms. Naratil is a Managing Director of Blackstone Credit & Insurance and a member of the Product Management team within Blackstone Credit & Insurance’s Liquid Credit Strategies business. Before joining Blackstone Credit & Insurance in 2014, Ms. Naratil worked at UBS Investment Bank, advising corporate clients across the Healthcare industry.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is Blackstone Alternative Credit Advisors LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The “Fund Complex” consists of the Blackstone Credit & Insurance Funds, Blackstone Secured Lending Fund, Blackstone Private Credit Fund, and Blackstone Alternative Multi-Strategy Fund.
(3)	"Interested person" of the Funds as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.
(4)	Effective December 31, 2023, Daniel H. Smith resigned from his positions as Trustee and Chairman of the Board and as President and Chief Executive Officer of the Funds, and effective January 1, 2024, the Board appointed Robert Zable to these positions. Also effective December 31, 2023, Mr. Zable resigned from his positions as Executive Vice President and Assistant Secretary of the Funds, and effective January 1, 2024, the Board appointed Robert Post to these positions.

146	www.blackstone-credit.com

Page Intentionally Left Blank

Blackstone

Trustees
Robert Zable
Chairman of the Board of Trustees
Edward H. D’Alelio
Thomas W. Jasper
Gary S. Schpero
Jane M. Siebels

Investment Manager
Blackstone Liquid Credit Strategies LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 10th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Transfer Agent
Computershare Inc.
150 Royall Street
Canton, Massachusetts 02021

Fund Officers
Robert Zable
President and Chief Executive Officer
Gregory Roppa
Chief Financial Officer and Treasurer
Robert Post
Executive Vice President and Assistant Secretary
Marisa Beeney
Chief Legal Officer and Secretary
William Renahan
Chief Compliance Officer
Valerie Naratil
Public Relations Officer

DRIP Administrator
Computershare
P.O. Box 358035
Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit 2027 Term Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their securities in the open market.
Information on the Funds is available at www.blackstone-credit.com.

1.877.876.1121 | WWW.BLACKSTONE-CREDIT.COM

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 19.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees (the “Board”) has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board has designated Thomas W. Jasper as the registrant’s “audit committee financial expert.” Mr. Jasper is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2023 and December 31, 2022 were $102,183 and $98,583, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal years ended December 31, 2023 and December 31, 2022 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for the fiscal years ended December 31, 2023 and December 31, 2022 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $18,625 and $10,931, respectively.

(d)	All Other Fees: The aggregate fees billed for the fiscal years ended December 31, 2023 and December 31, 2022 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant's principal auditors must be pre-approved by the registrant's audit committee.

(e)(2)	There were no non-audit services approved or required to be approved by the registrant’s audit committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2023 and December 31, 2022 were $18,625 and $10,931, respectively.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Thomas W. Jasper, Chairman of the Audit Committee

Edward H. D'Alelio

Gary S. Schpero

Jane Siebels

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b) Not applicable.

Item 7. Not applicable.

Item 8. Not applicable.

Item 9. Not applicable.

Item 10. Not applicable.

Item 11. Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 99.12, is a copy of the registrant’s proxy voting policies and procedures.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: December 31, 2023

The lead portfolio manager for the registrant (also referred to as the “Fund”) is Robert Zable, who is primarily responsible for the day-to-day management of the Fund and is a member of the U.S. Syndicated Credit Investment Committee (the “Investment Committee”) of Blackstone Liquid Credit Strategies, LLC (the “Adviser”). Gordon McKemie and Robert Post are also portfolio managers for the Fund. Mr. Post also sits on the Investment Committee. The Investment Committee approves core investments made by the Fund, but is not primarily responsible for the Fund’s day-to-day management.

Portfolio Managers Name	Title	Length of Service	Business Experience During Past 5 Years
Robert Zable	Portfolio Manager	Since September 2015

Mr. Zable is a Senior Managing Director and the Global Head of Blackstone Credit & Insurance’s Liquid Credit Strategies group ("LCS"). Prior to being appointed Global Head, Mr. Zable was Senior Portfolio Manager in charge of LCS’s U.S. CLO portfolios. Mr. Zable sits on the Global Syndicated Credit, US Syndicated Credit, Global Structured Credit and CLO Origination Investment Committees.

Prior to joining Blackstone Credit & Insurance, then known as GSO Capital Partners, in 2007 Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.

Mr. Zable received a B.S. from Cornell University and an M.B.A in Finance from The Wharton School at the University of Pennsylvania.
Gordon McKemie	Portfolio Manager	Since April 2015

Mr. McKemie is a Managing Director and a Portfolio Manager of the closed-end and exchange-traded funds in Blackstone Credit & Insurance’s LCS group.

Prior to joining Blackstone Credit & Insurance, then known as GSO Capital Partners, in 2012 Mr. McKemie was an Associate in Leveraged Finance at Citigroup and an Assistant Vice President in high yield research at Barclays Capital. He began his career at Lehman Brothers.

Mr. McKemie received a B.B.A. with a concentration in Finance from the Goizueta Business School at Emory University and is a CFA charterholder.

Robert Post	Portfolio Manager	Since August 2020

Mr. Post is a Managing Director and Head of U.S. CLO Portfolio Management in Blackstone Credit & Insurance’s LCS group. Mr. Post sits on the Global Syndicated Credit Investment Committees.

Prior to joining Blackstone Credit & Insurance, then known as GSO Capital Partners, in 2017, Mr. Post was a Junior Portfolio Manager at BlackRock, where his responsibilities included various leveraged loan and high yield mandates. Previously, Mr. Post was an Analyst at BMO Capital Markets, where he was involved with the ongoing monitoring and structuring of leveraged finance transactions. Mr. Post began his career at MetLife Investments as a credit analyst focused on corporate bonds.

Mr. Post received a B.A. in Economics with a concentration in Financial Markets from Colby College.

(a)(2) As of December 31, 2023, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts*	Total Assets ($mm)*	Number of Accounts*	Total Assets ($mm)*	Material Conflicts if Any
Robert Zable					See below(1)
Registered Investment Companies	3	1,429	-	-
Other Pooled Accounts	55	27,282	55	27,282
Other Accounts	1	39	1	39
Gordon McKemie					See below(1)
Registered Investment Companies	5	6,733	-	-
Other Pooled Accounts	-	-	-	-
Other Accounts	-	-	-	-
Robert Post					See below(1)
Registered Investment Companies	3	1,429	-	-
Other Pooled Accounts	65	31,605	65	31,605
Other Accounts	1	39	1	39

*	Excluding the registrant.

(1) Potential Conflicts of Interest

The purchase of common shares of beneficial interest (“Common Shares”) in the Fund involves a number of significant risks that should be considered before making any investment. The Fund and holders of Common Shares of the Fund (“common shareholders”) will be subject to a number of actual and potential conflicts of interest involving the Firm (defined below). In addition, as a consequence of Blackstone Inc. (collectively with its affiliates as the context requires, “Blackstone” and together with Blackstone Credit & Insurance, the “Firm”) holding a controlling interest in Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit-focused business of Blackstone, “Blackstone Credit & Insurance”) and Blackstone’s status as a public company, the officers, directors, members, managers and employees of Blackstone Credit & Insurance will take into account certain additional considerations and other factors in connection with the management of the business and affairs of the Fund that would not necessarily be taken into account if Blackstone were not a public company. The following discussion enumerates certain, but not all, potential conflicts of interest that should be carefully evaluated before making an investment in the Fund, but is not intended to be an exclusive list of all such conflicts. The Firm and its personnel may in the future engage in further activities that may result in additional conflicts of interest not addressed below. Any references to the Firm, Blackstone Credit & Insurance, Blackstone or the Adviser in this section will be deemed to include their respective affiliates, partners, members, shareholders, officers, directors and employees, except that portfolio companies of managed clients shall only be included to the extent the context shall require and references to Blackstone Credit & Insurance affiliates shall only be to affiliates operating as a part of Blackstone’s credit focused business group.

For purposes of this discussion and ease of reference, the following terms shall have the meanings as set forth below:

“Other Blackstone Credit & Insurance Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Fund or one or more Other Blackstone Credit & Insurance Clients own interests) that Blackstone Credit & Insurance may establish, advise or sub-advise from time to time and to which Blackstone Credit & Insurance provides investment management or sub-advisory services (other than the Fund and any such funds and accounts in which the Fund has an interest), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone Credit & Insurance to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided, that for the avoidance of doubt, “Other Blackstone Credit & Insurance Clients” shall not include Blackstone Credit & Insurance in its role as principal of any account, including any accounts for which Blackstone Credit & Insurance or an affiliate thereof acts as an advisor.

“Blackstone Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Fund or one or more Blackstone Clients own interests) that Blackstone may establish, advise or sub-advise from time to time and to which Blackstone provides investment management or sub-advisory services (other than the Fund, any such funds and accounts in which the Fund has an interest and Other Blackstone Credit & Insurance Clients), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided that, for the avoidance of doubt, “Blackstone Clients” shall not include Blackstone in its role as principal of any account, including any accounts for which Blackstone or an affiliate thereof acts as an advisor.

“Other Clients” means, collectively, Other Blackstone Credit & Insurance Clients and Blackstone Clients.

The Firm’s Policies and Procedures. The Firm has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Because the Firm has many different asset management and advisory businesses, including private equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Fund and the other business units at the Firm, the Firm has implemented certain policies and procedures (e.g., information wall policy) regarding the sharing of information that may from time to time reduce the positive synergies that the Fund expects to utilize for purposes of identifying and managing attractive investments. For example, the Firm will from time to time come into possession of material non-public information with respect to companies in which Other Clients might be considering making an investment. The information, which could be of benefit to the Fund, might become restricted to those other respective businesses and otherwise be unavailable to the Fund. It is also possible that the Fund could be restricted from trading despite the fact that the Fund did not receive such information. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Fund to effectively achieve its investment objective by unduly limiting the investment flexibility of the Fund and/or the flow of otherwise appropriate information between the Adviser and other business units at the Firm. Personnel of the Firm could be unable, for example, to assist with the activities of the Fund as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of the Firm to share information internally. In addition, to the extent that the Firm is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Fund and the Adviser may also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Other Client has or has considered making an investment or which is otherwise a client of the Firm will from time to time restrict or otherwise limit the ability of the Fund and/or its obligors and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. The Firm may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Broad and Wide-Ranging Activities. The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm will engage in activities where the interests of certain divisions of the Firm or the interests of its clients will conflict with the interests of the common shareholders in the Fund. Other present and future activities of the Firm will give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflict in a fair and equitable manner, subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”) and the Board’s oversight. Common shareholders should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests. Investors should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests. In addition, the Adviser may in certain situations choose to obtain the consent of the Board with respect to any specific conflict of interest, including with respect to the approvals required under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund may enter into joint transactions or cross-trades with clients or affiliates of the Adviser to the extent permitted by the 1940 Act, the Advisers Act and any applicable co-investment order from the Securities and Exchange Commission (the “SEC”). Subject to the limitations of the 1940 Act, the Fund may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other funds managed by Blackstone Credit & Insurance.

Allocation of Personnel. The Adviser and its members, officers and employees will devote as much of their time to the activities of the Fund as they deem necessary to conduct its business affairs in an appropriate manner. By the terms of the investment advisory agreement, the Firm is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities have the potential to be in competition with the Fund and/or to involve substantial time and resources of the Adviser. Firm personnel, including members of the investment committee, will work on other projects, serve on other committees and source potential investments for and otherwise assist the investment programs of Other Clients and their portfolio companies, including other investment programs to be developed in the future. Certain members of the Adviser’s investment team are also members of Other Clients’ investment teams and will continue to serve in those roles (which could be their primary responsibility) and as a result, not all of their business time will be devoted to Blackstone or the Fund. Certain non-investment professionals are not dedicated solely to the Fund and are permitted to perform work for Other Clients which is expected to detract from the time such persons devote to the Fund. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the monies of such Other Clients of the Adviser. Time spent on these other initiatives diverts attention from the activities of the Fund, which could negatively impact the common shareholders. Furthermore, Blackstone Credit & Insurance’s and the Adviser’s personnel derive financial benefit from these other activities, including fees and performance-based compensation. Firm personnel outside of Blackstone Credit & Insurance may share in the fees and performance-based compensation from the Fund; similarly, Blackstone Credit & Insurance personnel can share in the fees and performance-based compensation generated by Other Clients. These and other factors create conflicts of interest in the allocation of time by Firm personnel. Blackstone Credit & Insurance’s determination of the amount of time necessary to conduct the Fund’s activities will be conclusive.

Outside Activities of Principals and Other Personnel and their Related Parties. Certain of the principals and employees of the Adviser will, in certain circumstances be subject to a variety of conflicts of interest relating to their responsibilities to the Fund, Other Clients and their respective portfolio companies, and their outside personal or business activities, including as members of investment or advisory committees or boards of directors of or advisors to investment funds, corporations, foundations or other organizations. Such positions create a conflict if such other entities have interests that are adverse to those of the Fund, including if such other entities compete with the Fund for investment opportunities or other resources. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Fund. Although such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Fund, there can be no assurance that conflicts of interest between the interests of the Fund and Other Clients will be resolved favorably for the Fund. Furthermore, certain principals and employees of the Adviser may have a greater financial interest in the performance of such other funds or accounts than the performance of the Fund. Such involvement may create conflicts of interest in making investments on behalf of the Fund and such other funds and accounts. Also, Blackstone personnel, Firm employees, including employees of the Adviser, are generally permitted to invest in alternative investment funds, private equity and debt funds, real estate funds, hedge funds and other investment vehicles, as well as engage in other personal trading activities relating to companies, assets, securities or instruments (subject to the Firm’s Code of Ethics requirements), some of which will involve conflicts of interests. Such personal securities transactions will, in certain circumstances, relate to securities or instruments which can be expected to also be held or acquired by Other Clients, the Fund, or otherwise relate to the obligors in which the Fund has or acquires a different principal investment (including, for example, with respect to seniority), which is expected to give rise to conflicts of interest related to misaligned interests between the Fund and such persons, it being understood that where Blackstone personnel make investments in alternative investment funds and other investment vehicles with the intent to source investments for the Fund or Other Clients, there is a greater likelihood that the Fund or such Other Clients will invest in companies in which Blackstone personnel hold an indirect interest. There could be situations in which such alternative investment funds invest in the same obligors/portfolio companies as the Fund and there could be situations in which such alternative investment funds purchase securities from, or sell securities to, the Fund. There can be no assurance that conflicts of interest arising out of such activities will be resolved in favor of the Fund. Common shareholders will not receive any benefit from any such investments, and the financial incentives of such Firm personnel in such other investments could be greater than their financial incentives in relation to the Fund.

Additionally, certain employees and other professionals of the Firm may have family members or relatives employed by advisers and service providers (or their affiliates) or otherwise actively involved in industries and sectors in which the Fund invests, and/or have business, financial, personal or other relationships with companies in such industries and sectors (including the advisors and service providers described above) or other industries, which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be employees, officers, directors, personnel or owners of companies or assets that are actual or potential investments of the Fund or other counterparties of the Fund and its obligors and/or assets, or service providers of the Fund. Moreover, in certain instances, the Fund or its obligors can be expected to issue loans to or acquire securities from, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. These relationships also may influence Blackstone, the Adviser and/or Blackstone Credit & Insurance in deciding whether to select or recommend certain service providers to perform services for the Fund or obligors (the cost of which will generally be borne directly or indirectly by the Fund or such obligors, as applicable) and to incentivize Blackstone to engage such service provider over a third party. The fees for services provided by such service providers may or may not be at the same rate charged by other third parties and the Firm undertakes no obligations to select service providers who have lower rates. The Firm undertakes no minimum amount of benchmarking. To the extent the Firm does engage in benchmarking, it cannot be assured that such benchmarking will be accurate, comparable, or relate specifically to the assets or services to which such rates or terms relate. Whether or not the Firm has a relationship or receives financial or other benefit from recommending a particular service provider, there can be no assurance that no other service provider is more qualified to provide the applicable services or could provide such services at lesser cost. Notwithstanding the foregoing, investment transactions relating to the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Fund. To the extent that the Firm determines appropriate, conflict mitigation strategies can be expected to be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Firm.

Secondments and Internships. Certain personnel of the Firm and its affiliates, including consultants, will, in certain circumstances, be seconded to one or more portfolio companies, vendors, service providers and vendors or common shareholders or other investors of the Fund and Other Clients to provide finance, accounting, operation support, data management and other similar services, including the sourcing of investments for the Fund or other parties. The salaries, benefits, overhead and other similar expenses for such personnel during the secondment could be borne by the Firm and its affiliates or the organization for which the personnel are working or both. In addition, personnel of portfolio companies, vendors and service providers (including law firms and accounting firms) and common shareholders or other investors of the Fund and Other Clients will, in certain circumstances, be seconded to, serve internships at or otherwise provide consulting services to, the Firm, the Fund and its obligors, and Other Clients and its portfolio companies. While often the Fund, Other Clients and their obligors or portfolio companies (as applicable) are the beneficiaries of these types of arrangements, the Firm is from time to time a beneficiary of these arrangements as well, including in circumstances where the vendor, personnel or service provider or otherwise also provides services to the Fund, Other Clients, their obligors or respective portfolio companies (as applicable) or the Firm in the ordinary course. The Firm, the Fund, Other Clients or their obligors or respective portfolio companies (as applicable) could receive benefits from these arrangements at no cost, or alternatively could pay all or a portion of the fees, compensation or other expenses in respect of these arrangements. The management fee will not be reduced as a result of these arrangements or any fees, expense reimbursements or other costs related thereto and the Fund may not receive any benefit as a result of these arrangements. The personnel described above may provide services in respect of multiple matters, including in respect of matters related to the Firm, the Fund, Other Clients, portfolio companies, each of their respective affiliates and related parties, and the Firm will endeavor in good faith to allocate the costs of these arrangements, if any, to the Firm, the Fund, Other Clients, portfolio companies and other parties based on time spent by the personnel or another methodology the Firm deems appropriate in a particular circumstance.

Other Benefits.  Blackstone Credit & Insurance and its personnel and related parties will receive intangible and other benefits, discounts and perquisites arising or resulting from their activities on behalf of the Fund, the value of which will not reduce the management fees or incentive fees or otherwise be shared with the Fund, or its portfolio companies. For example, airline travel or hotel stays incurred as Fund expenses, as set forth in the investment advisory agreement (“Fund Expenses”), may result in “miles” or “points” or credit in loyalty or status programs, and certain purchases made by credit card will result in “credit card points”, “cash back” or rebates in addition to such loyalty or status program miles or points. Such benefits and/or amounts will, whether or not de minimis or difficult to value, inure exclusively to the benefit of Blackstone Credit & Insurance, its affiliates or their personnel (and not the Fund and/or portfolio companies) even though the cost of the underlying service is borne as Fund Expenses or by its portfolio companies. Similarly, Blackstone Credit & Insurance, its affiliates and their personnel and related persons also receive discounts on products and services provided by portfolio companies and/or customers or suppliers of such portfolio companies. Such other benefits or fees may give rise to conflicts of interest in connection with the Fund’s investment activities, and while the Adviser and Blackstone Credit & Insurance will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Fund.

Senior Advisors, Industry Experts and Operating Partners. Blackstone Credit & Insurance may engage and retain strategic advisers, consultants, senior advisors, executive advisers, industry experts, operating partners, deal sourcers, consultants and other similar professionals (which may include former employees of Blackstone and/or Blackstone Credit & Insurance, as well as current employees of Blackstone’s and/or Blackstone Credit & Insurance’s portfolio companies) (“Senior and Other Advisors”) who are not employees or affiliates of Blackstone Credit & Insurance, including through joint ventures, investment platforms, other entities or similar arrangements, and who will, from time to time, receive payments from, or allocations of a profits interest with respect to, portfolio companies (as well as from Blackstone Credit & Insurance or the Fund). In particular, in some cases, consultants, including those with a “Senior Advisor” title, have been and will be engaged with the responsibility to source and recommend transactions to Blackstone Credit & Insurance or to undertake a build-up strategy to acquire and develop assets and businesses in a particular sector or involving a particular strategy, potentially on a full-time and/or exclusive basis and notwithstanding any overlap with the responsibilities of Blackstone Credit & Insurance under the investment advisory agreement, the compensation to such consultants may be borne fully by the Fund and/or portfolio companies (with no reduction to the management fee payable by the Fund) and not Blackstone Credit & Insurance. In such circumstances, such payments from, or allocations of a profits interest with respect to, portfolio companies and/or the Fund may, subject to applicable law, be treated as Fund Expenses and will not, even if they have the effect of reducing any retainers or minimum amounts otherwise payable by Blackstone Credit & Insurance, be deemed paid to or received by Blackstone Credit & Insurance, and such amounts will not reduce the management fees or incentive fees payable.

To the extent permitted by applicable law and/or any applicable SEC-granted exemptive or no-action relief, these Senior and Other Advisors often have the right or may be offered the ability to (i) co-invest alongside the Fund, including in the specific investments in which they are involved (and for which they may be entitled to receive performance-related incentive fees, which will reduce the Fund’s returns), (ii) otherwise participate in equity plans for management of any such portfolio company or (iii) invest directly in the Fund or in a vehicle controlled by the Fund subject to reduced or waived management fees and/or incentive fees, including after the termination of their engagement by or other status with the Firm. Such co-investment and/or participation generally will result in the Fund being allocated a smaller share of the applicable investment. Such co-investment and/or participation may vary by transaction and such participation may, depending on its structure, reduce the Fund’s returns. Additionally, and notwithstanding the foregoing, these Senior and Other Advisors, as well as other Blackstone Clients, may be (or have the preferred right to be) investors in Blackstone Credit & Insurance’s portfolio companies (which, in some cases, may involve agreements to pay performance fees or allocate profits interests to such persons in connection with the Fund’s investment therein, which will reduce the Fund’s returns) and/or Other Clients. Such Senior and Other Advisors, as well as other Blackstone Clients, may also, subject to applicable law, have rights to co-invest with the Fund on a side-by-side basis, which rights are generally offered on a no-fee/no-carried interest basis and generally result in the Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side participation. Senior and Other Advisors’ benefits described in this paragraph will, in certain circumstances, continue after termination of status as a Senior and Other Advisor.

The time, dedication and scope of work of, and the nature of the relationship with each of the Senior and Other Advisors vary considerably. In certain cases, they may advise Blackstone on transactions, provide Blackstone with industry-specific insights and feedback on investment themes, assist in transaction due diligence or make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles (and may be exclusive service providers to Blackstone) and serve as executives or directors on the boards of portfolio companies or contribute to the identification and origination of new investment opportunities. The Fund may rely on these Senior and Other Advisors to recommend Blackstone as a preferred investment partner, identify investments, source opportunities, and otherwise carry out its investment program, but there is no assurance that these advisers will continue to be involved with the Fund for any length of time. In certain instances, Blackstone has formal arrangements with these Senior and Other Advisors (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They are either compensated (including pursuant to retainers and expense reimbursement, and, in any event, pursuant to negotiated arrangements) by Blackstone, the Fund, and/or portfolio companies or otherwise uncompensated unless and until an engagement with a portfolio company develops. In certain cases, they have certain attributes of Blackstone “employees” (e.g., they can be expected to have dedicated offices at Blackstone, receive administrative support from Blackstone personnel, participate in general meetings and events for Blackstone personnel, work on Blackstone matters as their primary or sole business activity, service Blackstone exclusively, have Blackstone-related e-mail addresses and/or business cards and participate in certain benefit arrangements typically reserved for Blackstone employees, etc.) even though they are not considered Blackstone employees, affiliates or personnel for purposes of the investment advisory agreement between the Fund and Blackstone. Some Senior and Other Advisors may provide services only for the Fund and its obligors, while others may have other clients. Under many of these arrangements, there can be no assurance that the amount of compensation paid in a particular period of time will be proportional to the amount of hours worked or the amount or tangible work product generated by the Senior and Other Advisors during such time. Senior and Other Advisors could have conflicts of interest between their services for the Fund and its obligors, on the one hand, and themselves or other clients, on the other hand, and Blackstone is limited in its ability to monitor and mitigate these conflicts. Blackstone expects, where applicable, to allocate the costs of such Senior and Other Advisors to the Fund and/or applicable portfolio companies, and to the extent any such costs are allocated to the Fund, they would be treated as Fund Expenses. Payments or allocations to Senior and Other Advisors will not be reduced by the management fee, and can be expected to increase the overall costs and expenses borne indirectly by investors in the Fund. There can be no assurance that any of the Senior and Other Advisors, to the extent engaged, will continue to serve in such roles and/or continue their arrangements with Blackstone, the Fund and/or any portfolio companies for the duration of the relevant investments.

As an example of the foregoing, in certain investments through joint ventures, investment platforms, other entities or similar arrangements, the Fund will from time to time enter into an arrangement with one or more individuals (who could be former personnel of the Firm or current or former personnel of portfolio companies of the Fund or Other Clients, generally will have experience or capability in sourcing or managing investments, and could form a management team) to undertake a new business line or a build-up strategy to acquire and develop assets and businesses in a particular sector or involving a particular strategy. The services provided by such individuals or relevant portfolio company, as the case may be, could include the following with respect to investments: origination or sourcing, due diligence, evaluation, negotiation, servicing, development, management (including turnaround) and disposition. The individuals or relevant portfolio company could be compensated with a salary and equity incentive plan, including a portion of profits derived from the Fund or a portfolio company or asset of the Fund, (which can take the form of a management fee and/or profits allocation (whether paid directly to such individuals or to an affiliate entity controlled by such individuals)) or other long-term incentive plans. Compensation could also be based on assets under management, a waterfall similar to a carried interest, respectively, or another similar metric. The Fund could initially bear the cost of overhead (including rent, utilities, benefits, salary or retainers for the individuals or their affiliated entities) and the sourcing, diligence and analysis of investments, as well as the compensation for the individuals and entity undertaking the build-up strategy. Such expenses could be borne directly by the Fund as Fund Expenses (or broken deal expenses, if applicable) or indirectly through expenditures by a portfolio company. None of the fees, costs or expenses described above will reduce the management fee.

In addition, the Adviser will, in certain circumstances, engage third parties as Senior and Other Advisors (or in another similar capacity) in order to advise it with respect to existing investments, specific investment opportunities, and economic and industry trends. Such Senior and Other Advisors may receive reimbursement of reasonable related expenses by portfolio companies or the Fund and may have the opportunity to invest in a portion of the equity and/or debt available to the Fund for investment that would otherwise be taken by the Adviser and its affiliates. If such Senior and Other Advisors generate investment opportunities on the Fund’s behalf, such Senior and Other Advisors may receive special additional fees or allocations which have the potential to not be fees or allocations would be borne fully by the Fund and/or portfolio companies (with no reduction to the management fee payable by the Fund) and not Blackstone Credit & Insurance.

Multiple Firm Business Lines. The Firm has multiple business lines, including the Blackstone Capital Markets Group, which, subject to applicable law, Blackstone, Blackstone Credit & Insurance, the Fund, Other Clients, portfolio companies of the Fund and Other Clients and third parties will, in certain circumstances, engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services. As a result of these activities, the Firm is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than if it had one line of business. For example, the Firm may come into possession of information that limits the Fund’s ability to engage in potential transactions. Similarly, other Firm businesses and their personnel may be prohibited by law or contract from sharing information with Blackstone Credit & Insurance that would be relevant to monitoring the Fund’s investments and other activities. Additionally, Blackstone, Blackstone Credit & Insurance or Other Clients can be expected to enter into covenants that restrict or otherwise limit the ability of the Fund or its obligors and their affiliates to make investments in, or otherwise engage in, certain businesses or activities. For example, Other Clients could have granted exclusivity to a joint venture partner that limits the Fund and Other Clients from owning assets within a certain distance of any of the joint venture’s assets, or Blackstone, Blackstone Credit & Insurance or an Other Client could have entered into a non-compete in connection with a sale or other transaction. These types of restrictions from time to time will negatively impact the ability of the Fund to implement its investment program. (See also “—Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities”). Finally, Blackstone and Blackstone Credit & Insurance personnel who are members of the investment team or investment committee may be excluded from participating in certain investment decisions due to conflicts involving other Firm businesses or for other reasons, including other business activities in which case the Fund will not benefit from their experience. The common shareholders will not receive a benefit from any fees earned by the Firm or their personnel from these other businesses.

Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Fund. The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships and may decline to participate in a transaction as a result of one or more of such relationships (e.g., investments in a competitor of a client or other person with whom Blackstone has a relationship). The Fund may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that the Firm has or will have or transactions or investments the Firm makes or has made. (See “—Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities” and “—Obligor/Portfolio Company Relationships Generally.”) Subject to the 1940 Act and any applicable co-investment order issued by the SEC, the Fund may also co-invest with clients of the Firm in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments. There can be no assurance that all potentially suitable investment opportunities that come to the attention of the Firm will be made available to the Fund.

Also, Blackstone may represent creditors or debtors in proceedings under Chapter 11 of the U.S. Bankruptcy Code or prior to such filings and may serve as advisor to creditor and equity committees. This involvement, for which Blackstone may from time to time be compensated, could limit or preclude the flexibility that the Fund would otherwise have to buy or sell certain assets, and may require that the Fund dispose of an investment at an inopportune time.

Finally, Blackstone and other Blackstone Clients could acquire shares in the Fund in the secondary market. Blackstone and other Blackstone Clients would generally have greater information than counterparties in such transactions, and the existence of such business could produce conflicts, including in the valuation of the Fund’s Investments.

Minority Investments in Asset Management Firms. Blackstone and Other Clients, including Blackstone Strategic Capital Holdings (“BSCH”) and its related parties, regularly make minority investments in alternative asset management firms that are not affiliated with Blackstone, the Fund, Other Clients and their respective portfolio companies, and which from time to time engage in similar investment transactions, including with respect to purchase and sale of investments, with these asset management firms and their sponsored funds and portfolio companies. Typically, the Blackstone related party with an interest in the asset management firm would be entitled to receive a share of carried interest/performance based incentive compensation and net fee income or revenue share generated by the various products, vehicles, funds and accounts managed by that third party asset management firm that are included in the transaction or activities of the third party asset management firm, or a subset of such activities such as transactions with a Blackstone related party. In addition, while such minority investments are generally structured so that Blackstone does not “control” such third party asset management firms, Blackstone could nonetheless be afforded certain governance rights in relation to such investments (typically in the nature of “protective” rights, negative control rights or anti-dilution arrangements, as well as certain reporting and consultation rights) that afford Blackstone the ability to influence the firm. Although Blackstone and Other Clients, including BSCH, do not intend to control such third party asset management firms, there can be no assurance that all third parties will similarly conclude that such investments are non-control investments or that, due to the provisions of the governing documents of such third party asset management firms or the interpretation of applicable law or regulations, investments by Blackstone and Other Clients, including BSCH, will not be deemed to have control elements for certain contractual, regulatory or other purposes. While such third party asset managers may not be affiliated with the Fund within the meaning of the 1940 Act, Blackstone expects to, under certain circumstances, be in a position to influence the management and operations of such asset managers and the existence of its economic/revenue sharing interest therein may give rise to conflicts of interest. Participation rights in a third-party asset management firm (or other similar business), negotiated governance arrangements and/or the interpretation of applicable law or regulations could expose the investments of the Fund to claims by third parties in connection with such investments (as indirect owners of such asset management firms or similar businesses) that would have an adverse financial or reputational impact on the performance of the Fund. The Fund, its affiliates and their respective obligors and portfolio companies may from time to time engage in transactions with, and buy and sell investments from, any such third party asset managers and their sponsored funds, and such transactions and other commercial arrangements between such third party asset managers and the Fund and its obligors are not subject to approval by the Board. There can be no assurance that the terms of these transactions between parties related to Blackstone, on the one hand, and the Fund and its obligors, on the other hand, will be at arm’s length or that Blackstone will not receive a benefit from such transactions, which can be expected to incentivize Blackstone to cause these transactions to occur. Such conflicts related to investments in and arrangements with other asset management firms will not necessarily be resolved in favor of the Fund. Shareholders will not be entitled to receive notice or disclosure of the terms or occurrence of either the investments in alternative asset management firms or transactions therewith and will not receive any benefit from such transactions. These conflicts related to investments in and arrangements with other asset management firms, will not necessarily be resolved in favor of the Fund.

Blackstone Policies and Procedures; Information Walls. Blackstone has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Some of these policies and procedures, such as Blackstone’s information wall policy, implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions, will reduce the synergies and collaboration across Blackstone’s various businesses that the Fund expects to draw on for purposes of identifying, pursuing and managing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, including private equity, growth equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Fund and the other business units at Blackstone, Blackstone has implemented certain policies and procedures (e.g., Blackstone’s information wall policy) regarding the sharing of information that have the potential to reduce the positive synergies and collaborations that the Fund could otherwise expect to utilize for purposes of identifying and managing attractive investments. For example, Blackstone will from time to time come into possession of material nonpublic information with respect to companies in which Other Clients are considering making an investment or companies that are clients of Blackstone. As a consequence, that information, which could be of benefit to the Fund, might become restricted to those other respective businesses and otherwise be unavailable to the Fund. It is also possible that the Fund could be restricted from trading despite the fact that the Fund did not receive such information. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Fund to effectively achieve its investment objective by unduly limiting the investment flexibility of the Fund and/or the flow of otherwise appropriate information between Blackstone Credit & Insurance and other business units at Blackstone. For example, in some instances, personnel of Blackstone would be unable to assist with the activities of the Fund as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of Blackstone to share information internally. In addition, due to these restrictions, it is possible that the Fund will not be able to initiate a transaction that it otherwise might have initiated and will not be able to purchase or sell an investment that it otherwise might have purchased or sold, which could negatively affect its operations or performance.

In addition, to the extent that Blackstone is in possession of material non-public information or is otherwise restricted from making certain investments, the Fund would also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Blackstone fund has or has considered making an investment or which is otherwise a client of Blackstone will from time to time restrict or otherwise limit the ability of the Fund and/or its obligors and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. Blackstone has in the past entered into, and reserves the right to enter into in the future, one or more strategic relationships in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for the Fund, require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take. (See also “—Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities”).

Data. The Firm receives, generates and/or obtains various kinds of data and information from the Fund, Other Clients and their obligors or portfolio companies (as applicable), including but not limited to data and information relating to or created in connection with business operations, financial information results, trends, budgets, energy usage, plans, ESG, carbon emissions, and related metrics, customer and user data, employee and contractor data, supplier and cost data, and other related data and information some of which is sometimes referred to as alternative data or “big data.” The Firm can be expected to anticipate macroeconomic and other trends, and otherwise develop investment themes or identify specific investment, trading or business opportunities, as a result of its access to (and rights regarding, including use, ownership, distribution and derived works rights over) this data and information from the Fund, Other Clients and their obligors or portfolio companies (as applicable). The Firm has entered and will continue to enter into information sharing and use, measurements and other arrangements, which will give the Firm access to (and rights regarding, including ownership, use, distribution and derived works rights over) data that would not otherwise obtain in the ordinary course, with the Fund, Other Clients and their obligors or portfolio companies (as applicable), related parties and service providers. Although the Firm believes that these activities improve the Firm’s investment management activities on behalf of the Fund and Other Clients, information obtained from the Fund and its obligors also provides material benefits to Blackstone, Blackstone Credit & Insurance or Other Clients without compensation or other benefit accruing to the Fund or common shareholders. For example, information from a portfolio company in which the Fund holds an interest can be expected to enable the Firm to better understand a particular industry, enhance the Firm’s ability to provide advice or direction to a company’s management team on strategy or operations and execute trading and investment strategies in reliance on that understanding for Blackstone, Blackstone Credit & Insurance and Other Clients that do not own an interest in the portfolio company, typically without compensation or benefit to the Fund or its obligors. Further, this alternative data is expected to be aggregated across the Fund, Other Clients and their respective obligors/portfolio companies and, in connection therewith, Blackstone would serve as the repository for such data described in this paragraph, including with ownership and use rights therein. The Firm is also permitted to share data from an obligor/portfolio company (on an anonymized basis) with a obligor/portfolio company of an Other Client, which has the potential to increase a competitive disadvantage for, and indirectly harm, such obligor/portfolio company (although the opposite may be true as well, in which case a obligor/portfolio company of the Fund may receive data from a obligor/portfolio company of an Other Client). In addition, the Firm could have an incentive to pursue an investment in a particular obligor/portfolio company based on the data and information expected to be received or generated in connection with such investment.

Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information or otherwise limit the scope and purpose of its use or distribution, and regulatory limitations on the use of material nonpublic information, the Firm is generally free to use and distribute data and information from the Fund’s activities to assist in the pursuit of the Firm’s various other activities, including but not limited to trading activities or use for the benefit of the Firm and/or an Other Client. Any confidentiality obligations in the operative documents do not limit the Firm’s ability to do so. For example, the Firm’s ability to trade in securities of an issuer relating to a specific industry can, subject to applicable law, be enhanced by information of a portfolio company in the same or related industry. Such trading or other business activities is expected to provide a material benefit to the Firm without compensation or other benefit to the Fund or common shareholders.

The sharing and use of “big data” and other information presents potential conflicts of interest and the common shareholders acknowledge and agree that any benefits received by the Firm or its personnel (including fees, costs and expenses) will not reduce the management fees or incentive fees payable to the Adviser or otherwise be shared with the Fund or common shareholders. As a result, the Adviser has an incentive to pursue investments that have data and information that can be utilized in a manner that benefits the Firm or Other Clients.

Data Management Services. Blackstone or an affiliate of Blackstone formed in the future will provide data management services to portfolio companies and will provide such services directly to the Fund and Other Clients (collectively, “Data Holders”). Such services are expected to include assistance with obtaining, analyzing, curating, processing, packaging, distributing, organizing, mapping, holding, transforming, enhancing, marketing and selling such data (among other related data management and consulting services) for monetization through licensing or sale arrangements with third parties and, subject to applicable law and the limitations in the investment advisory agreement and any other applicable contractual limitations, with the Fund, Other Clients, portfolio companies and other Blackstone affiliates and associated entities (including funds in which Blackstone and Other Clients make investments, and portfolio companies thereof). Where Blackstone believes appropriate, data from one Data Holder will be aggregated or pooled with data from other Data Holders. Any revenues arising from such aggregated or pooled data sets would be allocated between applicable Data Holders on a fair and reasonable basis as determined by Blackstone Credit & Insurance in its sole discretion, with Blackstone Credit & Insurance able to make corrective allocations should it determine subsequently that such corrections were necessary or advisable. Blackstone is expected to receive compensation for such data management services, which is expected to include a percentage of the revenues generated through any licensing or sale arrangements with respect to the relevant data, and which compensation is also expected to include fees, royalties and cost and expense reimbursement (including start-up costs and allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses)), and will not offset the management fee or otherwise shared with the Fund or common shareholders. Additionally, Blackstone is expected to share and distribute the products from such Data Management Services within Blackstone or its affiliates (including Other Clients or their portfolio companies) at no charge and, in such cases, the Data Holders will not receive any financial or other benefit from having provided such data to Blackstone. The potential receipt of such compensation by Blackstone creates incentives for the Firm to cause the Fund to invest in portfolio companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.

Blackstone and Blackstone Credit & Insurance Strategic Relationships. Blackstone and Blackstone Credit & Insurance have entered, and it can be expected that Blackstone and Blackstone Credit & Insurance in the future will enter, into strategic relationships with investors (and/or one or more of their affiliates) that involve an overall relationship with Blackstone or Blackstone Credit & Insurance (which will afford such investor special rights and benefits) that could (but is not required to) incorporate one or more strategies (including, but not limited to, a different sector and/or geographical focus within the same or a different Blackstone business unit) in addition to the Fund’s strategy (“Strategic Relationships”), with terms and conditions applicable solely to such investor and its investment in multiple Blackstone or Blackstone Credit & Insurance strategies that would not apply to any other investor’s investment in the Fund. A Strategic Relationship often involves (but is not required to involve) an investor agreeing to make a capital commitment to or investment in (as applicable) multiple Blackstone or Blackstone Credit & Insurance funds, one of which may include the Fund. Common shareholders will not receive a copy of any agreement memorializing such a Strategic Relationship program (even if in the form of a side letter) or receive any other disclosure or reporting of the terms of or existence of any Strategic Relationship and will be unable to elect in the “most favored-nations” election process (if any) any rights or benefits afforded through a Strategic Relationship. Specific examples of such additional rights and benefits include, among others, specialized reporting, discounts or reductions on and/or reimbursements or rebates of management fees or carried interest (as applicable), secondment of personnel from the investor to Blackstone or Blackstone Credit & Insurance (or vice versa), rights to participate in the investment review and evaluation process, as well as priority rights or targeted amounts for co-investments alongside Blackstone Credit & Insurance or Blackstone vehicles (including, without limitation, preferential or favorable allocation of co-investment and preferential terms and conditions related to co-investment or other participation in Blackstone or Blackstone Credit & Insurance funds (including in respect of any carried interest (as applicable) and/or management fees to be charged with respect thereto, as well as any additional discounts, reductions, reimbursements or rebates with respect thereto or other penalties that could result if certain target co-investment allocations or other conditions under such arrangements are not achieved)). The co-investment that is part of a Strategic Relationship could include co-investment in investments made by the Fund. Blackstone, including its personnel (including Blackstone Credit & Insurance personnel), reserve the right to receive compensation from Strategic Relationships and could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Strategic Relationships. Strategic Relationships may therefore result in fewer co-investment opportunities (or reduced or no allocations) being made available to common shareholders, subject to the 1940 Act.

Buying and Selling Investments or Assets from Certain Related Parties. The Fund and its obligors may purchase investments or assets from or sell investments or assets to common shareholders, other obligors of the Fund, portfolio companies of Other Clients or their respective related parties. Purchases and sales of investments or assets between the Fund or its obligors, on the one hand, and common shareholders, other obligors of the Fund, portfolio companies of Other Clients or their respective related parties, on the other hand, are not, unless required by applicable law, subject to the approval of the Board or any common shareholder. These transactions involve conflicts of interest, as the Firm may receive fees and other benefits, directly or indirectly, from or otherwise have interests in both parties to the transaction, including different financial incentives Blackstone may have with respect to the parties to the transaction. For example, there can be no assurance that any investment or asset sold by the Fund to a common shareholder, other obligors of the Fund, portfolio company of Other Clients or any of their respective related parties will not be valued or allocated a sale price that is lower than might otherwise have been the case if such asset were sold to a third party rather than to a common shareholder, portfolio company of Other Clients or any of their respective related parties. The Firm will not be required to solicit third party bids or obtain a third party valuation prior to causing the Fund or any of its obligors to purchase or sell any asset or investment from or to a common shareholder, other obligors of the Fund, portfolio company of Other Clients or any of their respective related parties as provided above.

Other Firm Businesses, Activities and Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, from time to time, the Firm will provide services in the future beyond those currently provided. Common shareholders will not receive any benefit from any fees relating to such services.

In the regular course of its capital markets, investment banking, real estate advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to other transactions that are suitable for the Fund. In such a case, a Blackstone advisory client would typically require Blackstone to act exclusively on its behalf. Such advisory client requests have the potential to preclude all Blackstone-affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its capital markets, investment banking, advisory, real estate and other businesses, Blackstone comes into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of the inability of Blackstone personnel to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there are expected to be circumstances in which one or more individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading can be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller can permit the Fund to act as a participant in such transactions (as a buyer or financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).

The Fund may invest in securities of the same issuers as Other Clients, other investment vehicles, accounts and clients of the Firm and the Adviser. To the extent that the Fund holds interests that are different (or more senior or junior) than those held by such Other Clients, Blackstone Credit & Insurance may be presented with decisions involving circumstances where the interests of such Other Clients are in conflict with those of the Fund. Furthermore, it is possible the Fund’s interest could be subordinated or otherwise adversely affected by virtue of such Other Clients’ involvement and actions relating to its investment.

In addition, the 1940 Act limits the Fund’s ability to undertake certain transactions with its affiliates that are registered under the 1940 Act or regulated as business development companies under the 1940 Act. As a result of these restrictions, the Fund could be prohibited from executing “joint” transactions with such affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations have the potential to limit the scope of investment opportunities that would otherwise be available to the Fund.

Blackstone Credit & Insurance has received an exemptive order that permits certain funds, among other things, to co-invest with certain other persons, including certain affiliates of Blackstone Credit & Insurance, and certain funds managed and controlled by Blackstone Credit & Insurance and its affiliates subject to certain terms and conditions. In addition, other present and future activities of the Firm and its affiliates (including Blackstone Credit & Insurance and the Adviser) will from time to time give rise to additional conflicts of interest relating to the Firm and its investment activities. In the event that any such conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that, subject to applicable law, conflicts will not necessarily be resolved in favor of the Fund’s interests.

Transactions with Clients of Blackstone Insurance Solutions. Blackstone Insurance Solutions (“BIS”) is a business unit of Blackstone that is comprised of two affiliated registered investment advisers. BIS provides investment advisory services to insurers (including insurance companies that are owned, directly or indirectly, by Blackstone or Other Clients, in whole or in part). Actual or potential conflicts of interest may arise with respect to the relationship of the Fund and its obligors with the funds, vehicles or accounts BIS advises or sub-advises, including accounts where an insurer participates in investments directly and there is no separate vehicle controlled by Blackstone (collectively, “BIS Clients”). BIS Clients have invested and are expected to continue investing in Other Clients and the Fund. For greater certainty, any references herein to Blackstone Credit & Insurance or Other Blackstone Credit & Insurance Clients to not include BIS or BIS Clients. BIS Clients may have investment objectives that overlap with those of the Fund or its obligors, and such BIS Clients may invest, as permitted by applicable law and the Fund’s exemptive relief, alongside the Fund or such obligors in certain investments, which will reduce the investment opportunities otherwise available to the Fund or such obligors. BIS Clients will also participate in transactions related to the Fund and/or its obligors (e.g., as originators, co-originators, counterparties or otherwise). Other transactions in which BIS Clients will participate include, without limitation, investments in debt or other securities issued by portfolio companies or other forms of financing to portfolio companies (including special purpose vehicles established by the Fund or such portfolio companies). When investing alongside the Fund or its obligors or in other transactions related to the Fund or its obligors, BIS Clients have the ability to invest or divest at the same time or on the same terms as the Fund or the applicable obligors or at a different time or on different terms. BIS Clients may also from time to time acquire investments and obligors directly or indirectly from the Fund, as permitted by applicable law and the Fund’s exemptive relief. In circumstances where Blackstone Credit & Insurance determines in good faith that the conflict of interest is mitigated in whole or in part through various measures that Blackstone or Blackstone Credit & Insurance implements, Blackstone Credit & Insurance or the Adviser may determine to proceed with the applicable transaction (subject to oversight by the Board and the applicable law to which the Fund is subject). In order to seek to mitigate any potential conflicts of interest with respect to such transactions (or other transactions involving BIS Clients), Blackstone may, in its sole discretion, involve independent members of the board of a portfolio company or a third-party stakeholder in the transaction to negotiate price and terms on behalf of the BIS Clients or otherwise cause the BIS Clients to “follow the vote” thereof, and/or cause an independent client representative or other third party to approve the investment or otherwise represent the interests of one or more of the parties to the transaction. In addition, Blackstone or the Adviser may limit the percentage interest of the BIS Clients participating in such transaction, or obtain appropriate price quotes or other benchmarks, or, alternatively, a third-party price opinion or other document to support the reasonableness of the price and terms of the transaction. BIS will also from time to time require the applicable BIS Clients participating in a transaction to consent thereto (including in circumstances where the Adviser does not seek the consent of the Board). There can be no assurance that any such measures or other measures that are implemented by Blackstone will be effective at mitigating any actual or potential conflicts of interest.

Allocation of Portfolios. The Firm will, in certain circumstances, have an opportunity to acquire a portfolio or pool of assets, securities and instruments that it determines should be divided and allocated among the Fund and Other Clients. Such allocations generally would be based on the Firm’s assessment of the expected returns and risk profile of each of the assets. For example, some of the assets in a pool will have a return profile appropriate for the Fund, while others will have a return profile not appropriate for the Fund but appropriate for Other Clients. Also, a pool can contain both debt and equity instruments that the Firm determines should be allocated to different funds. In all of these situations, the combined purchase price paid to a seller would be allocated among the multiple assets, securities and instruments in the pool and therefore, subject to applicable law and the conditions of the Fund’s co-investment relief, among the Fund and Other Clients acquiring any of the assets, securities and instruments. Similarly, there will likely be circumstances in which the Fund and Other Clients will sell assets in a single or related transactions to a buyer. In some cases, a counterparty will require an allocation of value in the purchase or sale contract, though the Firm could determine such allocation of value is not accurate and should not be relied upon. The Firm will generally rely upon internal analysis to determine the ultimate allocation of value, though it could also obtain third party valuation reports. Regardless of the methodology for allocating value, the Firm will have conflicting duties to the Fund and Other Clients when they buy or sell assets together in a portfolio, including as a result of different financial incentives the Firm has with respect to different vehicles, most clearly when the fees and compensation, including performance-based compensation, earned from the different vehicles differ. There can be no assurance that an investment will not be valued or allocated a purchase price that is higher or lower than it might otherwise have been allocated if such investment were acquired or sold independently rather than as a component of a portfolio shared with Other Clients.

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. From time to time, the Fund and the Other Clients can be expected to make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities or loans, subject to the limitations of the 1940 Act. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that may be held by such entities. To the extent the Fund holds securities or loans that are different (including with respect to their relative seniority) than those held by an Other Client, the Adviser and its affiliates may be presented with decisions when the interests of the funds are in conflict. For example, conflicts could arise where the Fund lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company were to go into bankruptcy, become insolvent or otherwise be unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities or loans as to what actions the portfolio company should take. In addition, purchases or sales of securities or loans for the account of the Fund (particularly marketable securities) will be bunched or aggregated with orders for Other Clients, including other funds. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices will, in certain circumstances, be averaged, which may be disadvantageous to the Fund.

Further conflicts could arise after the Fund and Other Clients have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the Other Clients were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired. Any applicable co-investment order issued by the SEC may restrict the Fund’s ability to participate in follow-on financings. Blackstone Credit & Insurance may in its discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take. Such conflicts will be more difficult if the Fund and Other Clients hold significant or controlling interests in competing or different tranches of a portfolio company’s capital structure. Equity holders and debt holders have different (and often competing) motives, incentives, liquidity goals and other interests with respect to a portfolio company. In addition, there may be circumstances where Blackstone Credit & Insurance agrees to implement certain procedures to ameliorate conflicts of interest that may involve a forbearance of rights relating to the Fund or Other Clients, such as where Blackstone Credit & Insurance may cause the Fund or Other Clients to decline to exercise certain control- and/or foreclosure-related rights with respect to a portfolio company.

Further, the Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the independent members of the Board and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the outstanding voting securities of the Fund will be an affiliate of the Fund for purposes of the 1940 Act and generally the Fund will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board. However, the Fund may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between the Fund’s interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in the Fund’s best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of the Board and, in some cases, the SEC.

In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund, and, subject to applicable law, a decision by Blackstone Credit & Insurance to take any particular action could have the effect of benefiting an Other Client, Blackstone Credit & Insurance and therefore may not have been in the best interests of, and may be adverse to, the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the same or similar transactions. The common shareholders will not receive any benefit from fees paid to any affiliate of the Adviser in respect of any Other Client’s investment in a portfolio company, to the extent permitted by the 1940 Act.

Related Financing Counterparties. The Fund can be expected to invest in companies or other entities in which Other Clients make an investment in a different part of the capital structure (and vice versa) subject to the requirements of the 1940 Act and the Fund’s co-investment order. The Adviser requests in the ordinary course proposals from lenders and other sources to provide financing to the Fund and its obligors. Blackstone Credit & Insurance takes into account various facts and circumstances it deems relevant in selecting financing sources, including whether a potential lender has expressed an interest in evaluating debt financing opportunities, whether a potential lender has a history of participating in debt financing opportunities generally and with the Firm in particular, the size of the potential lender’s loan amount, the timing of the relevant cash requirement, the availability of other sources of financing, the creditworthiness of the lender, whether the potential lender has demonstrated a long-term or continuing commitment to the success of Blackstone, Blackstone Credit & Insurance and their funds, and such other factors that Blackstone and Blackstone Credit & Insurance deem relevant under the circumstances. The cost of debt alone is not determinative.

The Firm could have incentives to cause the Fund and its obligors to accept less favorable financing terms from a common shareholder, Other Clients, their portfolio companies, Blackstone, and other parties with material relationships with the Firm than it would from a third party. If the Fund or a portfolio company occupies a more senior position in the capital structure than a common shareholder, Other Client, their portfolio companies and other parties with material relationships with Blackstone, Blackstone could have an incentive to cause the Fund or portfolio company to offer more favorable financing terms to such parties. In the case of a related party financing between the Fund or its obligors, on the one hand, and Blackstone or Other Clients’ portfolio companies, on the other hand, to the extent permitted by the 1940 Act, the Adviser could, but is not obligated to, rely on a third party agent to confirm the terms offered by the counterparty are consistent with market terms, or the Adviser could instead rely on its own internal analysis, which the Adviser believes is often superior to third party analysis given the Firm’s scale in the market. If however any of the Firm, the Fund, an Other Client or any of their obligors or portfolio companies (as applicable) delegates to a third party, such as another member of a financing syndicate or a joint venture partner, the negotiation of the terms of the financing, the transaction will be assumed to be conducted on an arms-length basis, even though the participation of the Firm related vehicle impacts the market terms. For example, in the case of a loan extended to the Fund or a portfolio company by a financing syndicate in which an Other Client has agreed to participate on terms negotiated by a third party participant in the syndicate, it may have been necessary to offer better terms to the financing provider to fully subscribe the syndicate if the Other Client had not participated. It is also possible that the frequent participation of Other Clients in such syndicates could dampen interest among other potential financing providers, thereby lowering demand to participate in the syndicate and increasing the financing costs to the Fund. The Adviser does not believe either of these effects is significant, but no assurance can be given to common shareholders that these effects will not be significant in any circumstance. Unless required by applicable law, the Adviser will not seek any consent or approvals from common shareholders or the Board in the case of any of these conflicts.

The Firm could cause actions adverse to the Fund to be taken for the benefit of Other Clients that have made an investment more senior in the capital structure of a portfolio company than the Fund (e.g., provide financing to a portfolio company, the equity of which is owned by the Fund) and, vice versa, actions will, in certain circumstances, be taken for the benefit of the Fund and its obligors that are adverse to Other Clients. The Firm could seek to implement procedures to mitigate conflicts of interest in these situations such as (i) a forbearance of rights, including some or all non-economic rights, by the Fund or relevant Other Client (or their respective obligors or portfolio companies, as the case may be) by, for example, agreeing to follow the vote of a third party in the same tranche of the capital structure, or otherwise deciding to recuse itself with respect to both normal course ongoing matters (such as consent rights with respect to loan modifications in intercreditor agreements) and also decisions on defaults, foreclosures, workouts, restructurings and other similar matters, (ii) causing the Fund or relevant Other Client (or their respective obligors or portfolio companies, as the case may be) to hold only a non-controlling interest in any such portfolio company, (iii) retaining a third party loan servicer, administrative agent or other agent to make decisions on behalf of the Fund or relevant Other Client (or their respective obligors or portfolio companies, as the case may be), or (iv) create groups of personnel within the Firm separated by information barriers (which can be expected to be temporary and limited purpose in nature), each of which would advise one of the clients that has a conflicting position with other clients. As an example, to the extent an Other Client holds an interest in a loan or security that is different (including with respect to relative seniority) than those held by the Fund or its obligors, the Firm can decline to exercise, or delegate to a third party, certain control, foreclosure and other similar governance rights of the Other Client. In these cases, the Firm would generally act on behalf of one of its clients, though the other client would generally retain certain control rights, such as the right to consent to certain actions taken by the trustee or administrative or other agent of the investment, including a release, waiver, forgiveness or reduction of any claim for principal or interest; extension of maturity date or due date of any payment of any principal or interest; release or substitution of any material collateral; release, waiver, termination or modification of any material provision of any guaranty or indemnity; subordination of any lien; and release, waiver or permission with respect to any covenants. The efficacy of following the vote of third-party creditors will be limited in circumstances where the Fund or Other Client acquires all or substantially all of a relevant instrument, tranche or class of securities.

In connection with negotiating loans and bank financings in respect of Blackstone Credit & Insurance-sponsored transactions, Blackstone Credit & Insurance will generally obtain the right to participate (for its own account or an Other Client) in a portion of the financings with respect to such Blackstone Credit & Insurance-sponsored transactions on the same terms negotiated by third parties with the Firm or other terms the Adviser determines to be consistent with the market. Although the Firm could rely on third parties to verify market terms, the Firm would nonetheless have influence on such third parties. No assurance can be given that negotiating with a third party, or verification of market terms by a third party, will ensure that the Fund and its obligors receive market terms.

In addition, it is anticipated that in a bankruptcy proceeding the Fund’s interests will likely be subordinated or otherwise adverse to the interests of Other Clients with ownership positions that are more senior to those of the Fund. For example, an Other Client that has provided debt financing to an investment of the Fund will be permitted to take actions for its benefit, particularly if the Fund’s Investment is in financial distress, which adversely impact the value of the Fund’s subordinated interests.

Although Other Clients can be expected to provide financing to the Fund and its obligors subject to the requirements of the 1940 Act, there can be no assurance that any Other Client will indeed provide any such financing with respect to any particular Investment. Participation by Other Clients in some but not all financings of the Fund and its obligors has the potential to adversely impact the ability of the Fund and its obligors to obtain financing from third parties when Other Clients do not participate, as it could serve as a negative signal to market participants.

Any financing provided by a common shareholder or an affiliate to the Fund or a portfolio company is not a capital contribution to the Fund.

The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. Blackstone Credit & Insurance and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While Blackstone Credit & Insurance will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit & Insurance and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by Blackstone Credit & Insurance in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients. In any event, it is the policy of Blackstone Credit & Insurance to allocate investment opportunities and sale opportunities on a basis deemed by Blackstone Credit & Insurance, in its sole discretion, to be fair and equitable over time.

Conflicting Fiduciary Duties to Debt Funds. Other Clients include funds and accounts that make investments in senior secured loans, distressed debt, subordinated debt, high-yield securities, commercial mortgage-backed securities and other debt instruments. As discussed above, it is expected that these Other Clients or investors therein will be offered the opportunity, subject to applicable law, to provide financing with respect to investments made by the Fund and its obligors. The Firm owes a fiduciary duty and/or other obligations to these Other Clients as well as to the Fund and will encounter conflicts in the exercise of these duties and/or other obligations. For example, if an Other Client purchases high-yield securities or other debt instruments of a portfolio company of the Fund, or otherwise occupies a senior (or other different) position in the capital structure of an investment relative to the Fund, the Firm will encounter conflicts in providing advice to the Fund and to these Other Clients with regard to appropriate terms of such high-yield securities or other instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies, among other matters. For example, in a bankruptcy proceeding, in circumstances where the Fund holds an equity investment in a portfolio company, the holders of such portfolio company’s debt instruments (which may include one or more Other Clients) may take actions for their benefit (particularly in circumstances where such portfolio company faces financial difficulties or distress) that subordinate or adversely impact the value of the Fund’s investment in such portfolio company. More commonly, the Fund could hold an investment that is senior in the capital structure, such as a debt instrument, to an Other Client. Although measures described above in “Related Financing Counterparties” above can mitigate these conflicts, they cannot completely eliminate them. These conflicts related to fiduciary duties to such Other Clients will not necessarily be resolved in favor of the Fund, and common shareholder will not always be entitled to receive notice or disclosure of the occurrence of these conflicts.

Similarly, certain Other Clients can be expected to invest in securities of publicly traded companies that are actual or potential investments of the Fund or its obligors. The trading activities of those vehicles can differ from or be inconsistent with activities that are undertaken for the account of the Fund or its obligors in any such securities or related securities. In addition, the Fund could not pursue an investment in a portfolio company otherwise within the investment strategy of the Fund as a result of such trading activities by Other Clients.

Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that the Adviser, Blackstone Credit & Insurance and Blackstone provide investment management, advisory and sub-advisory services to the Fund and Other Clients.

The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. Blackstone Credit & Insurance and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While Blackstone Credit & Insurance will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit & Insurance and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Adviser in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. In addition, certain investment opportunities that fall within the Fund’s investment objectives or strategy may be allocated in whole or in part (a) to Blackstone or Blackstone Credit & Insurance itself, such as strategic investments made by Blackstone or Blackstone Credit & Insurance itself (whether in financial institutions or otherwise), or (b) to Other Clients, such as Other Clients that have investment objectives or guidelines similar to or overlapping, in whole or in part, with the Fund to some extent, or pursue similar returns as the Fund but have a different investment strategy or objective.

Allocation Methodology Considerations

Blackstone Credit & Insurance will share any investment and sale opportunities with such Other Clients and the Fund in accordance with the Advisers Act, and Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size.

Notwithstanding the foregoing, Blackstone Credit & Insurance may also consider the following factors in making any allocation determinations (which determinations shall be on a basis that Blackstone Credit & Insurance believes in good faith to be fair and reasonable), and such factors may result in a different allocation of investment and/or sale opportunities:

(i) the risk-return and target return profile of the proposed investment relative to the Fund’s and the Other Clients’ current risk profiles;

(ii) the Fund’s and/or the Other Clients’ investment strategies, mandates, guidelines, restrictions, terms, objectives, parameters, limitations and other contractual provisions, (including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings), other contractual provisions (including Other Clients with minimum allocation provisions), focus (including investment focus on a classification attributable to an investment, such as maturity), parameters and investor preferences of the Fund and the Other Clients (including, without limitation, with respect to Other Clients that expect to invest in or alongside other funds or across asset classes based on expected return (such as certain managed accounts or other investment vehicles (whether now in existence or which may be established in the future)) with similar investment strategies and objectives);

(iii) diversification and concentration considerations in the Fund’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector, geography, region, location, market or issuer imbalance in the Fund’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro rata investment positions in the portfolio of the Fund and Other Clients;

(iv) liquidity considerations of the Fund and the relevant Other Clients, (including warehouse vehicles or arrangements (such as CLO warehouses and Blackstone-controlled or third party warehouse arrangements) established for the benefit of current Other Clients or potential future Other Clients), including during a ramp-up (which includes the period prior to or after the initial closing of an Other Client during which its manager is deploying funds already invested or committed (or that its manager anticipates will be invested or committed) and can continue for a period during an Other Client’s fundraising and/or acceptance of future subscriptions as deemed appropriate by the Firm, including to protect against zero or de minimis allocations or in anticipation of future subscriptions) or wind-down of one or more of the Fund or such Other Clients, proximity to the end of the Fund’s or Other Clients’ specified term or investment period, any redemption/withdrawal requests, anticipated future contributions and available cash;

(v) legal, tax, accounting, political, national security and other considerations or consequences;

(vi) regulatory or contractual provisions, obligations, terms, considerations, restrictions or consequences relating to the Fund of Other Clients (including, without limitation, requirements under the 1940 Act and any related rules, orders, guidance or other authority applicable to the Fund or Other Blackstone Credit & Insurance Clients);

(vii) avoiding a de minimis or odd lot allocation;

(viii) availability and degree of leverage and any requirements or other terms of the investment, or of any existing leverage facilities;

(ix) the Fund’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, location, industry or business sector;

(x) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such Other Clients;

(xi) the management of any actual or potential conflict of interest;

(xii) with respect to investments that are made available to Blackstone Credit & Insurance by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships which may not be available to the Fund and all Other Clients;

(xiii) co-investment arrangements;

(xiv) available capital of the Fund and the Other Clients;

(xv) sourcing of the investment;

(xvi) the specific nature (including size, type, amount, liquidity, holding period, anticipated maturity and minimum investment criteria) of the investment;

(xvii) expected investment return;

(xviii) expected cash characteristics (such as cash-on-cash yield, distribution rates or volatility of cash flows);

(xix) capital expenditure required as part of the investment;

(xx) portfolio diversification and concentration concerns (including, but not limited to, whether a particular fund already has its desired exposure to the investment, sector, industry, geographic region or markets in question);

(xxi) relation to existing investments in a fund, if applicable (e.g., “follow on” to existing investment, joint venture or other partner to existing investment, or same security as existing investment);

(xxii) timing expected to be necessary to execute an investment;

(xxiii) whether Blackstone Credit & Insurance believes that allocating investment opportunities to an investor will help establish, recognize, strengthen and/or cultivate relationships that may provide indirectly longer-term benefits (including strategic, sourcing or similar benefits) to the Fund, Other Clients and/or Blackstone; and

(xxiv) any other considerations deemed relevant by Blackstone Credit & Insurance in good faith.

Blackstone Credit & Insurance shall not have any obligation to present any investment opportunity (or portion of any investment opportunity) to the Fund if Blackstone Credit & Insurance determines in good faith that such opportunity (or portion thereof) should not be presented to the Fund for any one or a combination of the reasons specified above, or if Blackstone Credit & Insurance is otherwise restricted from presenting such investment opportunity to the Fund.

In addition, Blackstone Credit & Insurance has received an exemptive order from the SEC that permits certain existing and future funds regulated under the 1940 Act (each, a “Regulated Fund”) that are Other Blackstone Credit & Insurance Clients, among other things, to co-invest with certain other persons, including certain affiliates of Blackstone Credit & Insurance, and certain funds managed and controlled by Blackstone Credit & Insurance and its affiliates, including the Fund and Other Blackstone Credit & Insurance Clients, subject to certain terms and conditions. For so long as any privately negotiated investment opportunity falls within certain established investment criteria of one or more Regulated Funds, such investment opportunity shall also be offered to such Regulated Fund(s). In the event that the aggregate targeted investment sizes of the Fund, such Other Blackstone Credit & Insurance Clients and such Regulated Fund(s) that are allocated an investment opportunity exceed the amount of such investment opportunity, allocation of such investment opportunity to each of the Fund, such Other Blackstone Credit & Insurance Clients and Regulated Fund(s) will be reduced proportionately based on their respective “available capital” as defined in the exemptive order, which may result in allocation to the Fund in an amount less than what it would otherwise have been if such Regulated Fund(s) did not participate in such investment opportunity. The exemptive order also restricts the ability of the Fund (or any such Other Blackstone Credit & Insurance fund) from investing in any privately negotiated investment opportunity alongside a Regulated Fund except at the same time and on same terms, as described in the exemptive order. As a result, the Fund may be unable to make investments in different parts of the capital structure of the same issuer in which a Regulated Fund has invested or seeks to invest, and Regulated Funds may be unable to make investments in different parts of the capital structure of the same issuer in which the Fund has invested or seeks to invest. The rules promulgated by the SEC under the 1940 Act, as well as any related guidance from the SEC and/or the terms of the exemptive order itself, are subject to change, and Blackstone Credit & Insurance could undertake to amend the exemptive order (subject to SEC approval), obtain additional exemptive relief, or otherwise be subject to other requirements in respect of co-investments involving the Fund, any Other Blackstone Credit & Insurance Client and any Regulated Funds, any of which may impact the amount of any allocation made available to Regulated Funds and thereby affect (and potentially decrease) the allocation made to the Fund.

Moreover, with respect to Blackstone Credit & Insurance’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the Fund and one or more Other Clients (which allocations are to be made on a basis that Blackstone Credit & Insurance believes in good faith to be fair and reasonable), Blackstone Credit & Insurance and Blackstone have established general guidelines and policies, which it may update from time to time, for determining how such allocations are to be made, which, among other things, set forth principles regarding what constitutes “debt” or “debt-like” investments, criteria for defining “control-oriented equity” or “infrastructure” investments, guidance regarding allocation for certain types of investments (e.g., distressed energy) and other matters. In addition, certain Other Clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements. The application of those guidelines and conditions may result in the Fund or Other Clients not participating (and/or not participating to the same extent) in certain investment opportunities in which they would have otherwise participated had the related allocations been determined without regard to such guidelines and conditions and based only on the circumstances of those particular investments. Additionally, investment opportunities sourced by Blackstone Credit & Insurance will be allocated in accordance with Blackstone’s and Blackstone Credit & Insurance’s allocation policies, which may provide that investment opportunities will be allocated in whole or in part to other business units of the Firm on a basis that Blackstone and Blackstone Credit & Insurance believe in good faith to be fair and reasonable, based on various factors, including the involvement of the respective teams from Blackstone Credit & Insurance and such other business units. It should also be noted that investment opportunities sourced by business units of the Firm other than Blackstone Credit & Insurance will be allocated in accordance with such business units’ allocation policies, which will result in such investment opportunities being allocated, in whole or in part, away from Blackstone Credit & Insurance, the Fund and Other Blackstone Credit & Insurance Clients.

When Blackstone Credit & Insurance determines not to pursue some or all of an investment opportunity for the Fund that would otherwise be within the Fund’s objectives and strategies, and Blackstone or Blackstone Credit & Insurance provides the opportunity or offers the opportunity to Other Clients, (or other parties, including issuers, portfolio companies or limited partners of Other Clients, joint venture partners, related parties or other third parties), Blackstone or Blackstone Credit & Insurance, including their personnel (including Blackstone Credit & Insurance personnel), will, in certain circumstances, receive compensation from the Other Clients and/or such other parties, whether or not in respect of a particular investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to Blackstone Credit & Insurance. As a result, Blackstone Credit & Insurance (including Blackstone Credit & Insurance personnel who receive such compensation) could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Other Clients and/or such other parties. In addition, in some cases Blackstone or Blackstone Credit & Insurance can be expected to earn greater fees when Other Clients participate alongside or instead of the Fund in an Investment.

Blackstone Credit & Insurance makes good faith determinations for allocation decisions based on expectations that will, in certain circumstances, prove inaccurate. Information unavailable to Blackstone Credit & Insurance, or circumstances not foreseen by Blackstone Credit & Insurance at the time of allocation, will, in certain circumstances, cause an investment opportunity to yield a different return than expected. Conversely, an investment that Blackstone Credit & Insurance expects to be consistent with the Fund’s objectives may fail to achieve them.

The Adviser may, but will be under no obligation to, provide co-investment opportunities relating to investments made by the Fund to common shareholders, Other Clients, and investors of such Other Clients, subject to the Fund’s exemptive relief and the 1940 Act. Such co-investment opportunities may be offered to such parties in the Adviser’s discretion, subject to the Fund’s exemptive relief. From time to time, Blackstone Credit & Insurance may form one or more funds or accounts to co-invest in transactions with the Fund (or transactions alongside any of the Fund and one or more Other Clients). Furthermore, for the avoidance of doubt, to the extent that the Fund has received its target amount in respect of an investment opportunity, any remaining portion of such investment opportunity initially allocated to the Fund may be allocated to Other Clients or to co-investors in Blackstone Credit & Insurance’s discretion pursuant to the Fund’s exemptive relief.

Orders may be combined for the Fund and all other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that Blackstone Credit & Insurance or its affiliates consider equitable.

There may be circumstances, including in the case where there is a seller who is seeking to dispose of a pool or combination of assets, properties, securities or instruments, where the Fund and Other Clients participate, subject to applicable law, in a single or related transactions with a particular seller where certain of such assets, properties, securities or instruments are specifically allocated (in whole or in part) to any of the Fund and such Other Clients. The allocation of such specific items generally would be based on the Adviser’s determination of, among other things, the expected returns for such items, and in any such case the combined purchase price paid to a seller would be allocated among the multiple assets, properties, securities or instruments based on a determination by the seller, by a third-party valuation firm and/or by the Adviser and its affiliates. Additionally, it can be expected that the Firm will, from time to time, enter into arrangements or strategic relationships with third parties, including other asset managers, financial firms or other businesses or companies, that, among other things, provide for referral, sourcing or sharing of investment opportunities. Blackstone or Blackstone Credit & Insurance may, in certain circumstances, pay management fees and performance-based compensation in connection with such arrangements. Blackstone or Blackstone Credit & Insurance may also provide for or receive reimbursement of certain expenses incurred or received in connection with these arrangements, including diligence expenses and general overhead, administrative, deal sourcing and related corporate expenses. The amount of such reimbursements may relate to allocations of co-investment opportunities and increase if certain co-investment allocations are not made. While it is possible that the Fund will, along with the Firm itself, benefit from the existence of those arrangements and/or relationships, it is also possible that investment opportunities that would otherwise be presented to or made by the Fund would instead be referred (in whole or in part) to such third party, or, as indicated above, to other third parties, either as a contractual obligation or otherwise, resulting in fewer opportunities (or reduced allocations) being made available to the Fund and/or common shareholders. This means that co-investment opportunities that are sourced by the Fund may be allocated to investors that are not common shareholders. For example, a firm with which the Firm has entered into a strategic relationship may be afforded with “first-call” rights on a particular category of investment opportunities, although there is not expected to be substantial overlap in the investment strategies and/or objectives between the Fund and any such firm.

Certain Investments Inside the Fund’s Strategy that are not Pursued by the Fund. Under certain circumstances, Blackstone or Blackstone Credit & Insurance can be expected to determine not to pursue some or all of an investment opportunity within the Fund’s strategy, including without limitation, as a result of business, reputational or other reasons applicable to the Fund, Other Clients, their respective obligors or portfolio companies or Blackstone. In addition, Blackstone Credit & Insurance will, in certain circumstances, determine that the Fund should not pursue some or all of an investment opportunity, including, by way of example and without limitation, because the Fund has already invested sufficient capital in the investment, sector, industry, geographic region or markets in question, as determined by Blackstone Credit & Insurance in its sole discretion, or the investment is not appropriate for the Fund for other reasons as determined by Blackstone Credit & Insurance in its sole discretion. In any such case Blackstone or Blackstone Credit & Insurance could, thereafter, offer such opportunity to other parties, including Other Clients or portfolio companies or limited partners or common shareholders of the Fund or Other Clients, joint venture partners, related parties or third parties. Any such Other Clients may be advised by a different Blackstone or Blackstone Credit & Insurance business group with a different investment committee, which could determine an investment opportunity to be more attractive than Blackstone Credit & Insurance believes to be the case. In any event, there can be no assurance that Blackstone Credit & Insurance’s assessment will prove correct or that the performance of any investments actually pursued by the Fund will be comparable to any investment opportunities that are not pursued by the Fund. Blackstone and Blackstone Credit & Insurance, including their personnel, are permitted to receive compensation from any such party that makes the investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to Blackstone Credit & Insurance. In some cases, Blackstone or Blackstone Credit & Insurance earns greater fees when Other Clients participate alongside or instead of the Fund in an Investment.

Cross Transactions. Situations may arise where certain assets held by the Fund may be transferred to Other Clients and vice versa. Such transactions will be conducted in accordance with, and subject to, the Adviser’s contractual obligations to the Fund and applicable law, including the 1940 Act and in accordance with the practices set out in “Other Conflicts” herein.

Fund Co-Investment Opportunities. As a registered investment company under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act and any applicable co-investment order issued by the SEC, the Fund may co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for the Fund and one or more of such Other Clients. Even if the Fund and any such Other Clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

The Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Such order may restrict the Fund’s ability to enter into follow-on investments or other transactions. Pursuant to such order, the Fund may co-invest in a negotiated deal with certain affiliates of the Adviser or certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. The Fund may also receive an allocation in such a deal alongside affiliates pursuant to other mechanisms to the extent permitted by the 1940 Act.

Investments in Portfolio Companies Alongside Other Clients. From time to time, the Fund will co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for both the Fund and such Other Clients, as permitted by applicable law and/or any applicable SEC-granted order. Even if the Fund and any such Other Clients invest in the same securities or loans, conflicts of interest are still expected to arise. For example, it is possible that as a result of legal, tax, regulatory, accounting, political, national security or other considerations, the terms of such investment (and divestment thereof) (including with respect to price and timing) for the Fund and such other funds and vehicles are not the same. Additionally, the Fund and such Other Clients and/or vehicles will generally have different investment periods and/or investment objectives (including return profiles) and Blackstone Credit & Insurance, as a result, could have conflicting goals with respect to the amount, price and timing of disposition opportunities. Such Other Clients may also have certain governance rights for legal, regulatory or other reasons that the Fund will not have. As such, subject to applicable law and any applicable order issued by the SEC, the Fund and/or such Other Clients may dispose of any such shared investment at different times and on different terms.

Debt Financings in connection with Acquisitions and Dispositions. The Fund may from time to time provide financing as part of a third party purchaser’s bid for, or acquisition of, a portfolio entity or the underlying assets thereof owned by one or more Other Clients. This generally would include the circumstance where the Fund is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from one or more Other Clients. The Fund may also make investments and provide debt financing with respect to obligors in which Other Clients and/or affiliates hold or propose to acquire an interest, including when such investments or debt financing would result in the repayment of an Other Client’s existing investment. While the terms and conditions of any such arrangements will generally be at arm’s length and negotiated on a case by case basis, the involvement of the Fund and/or such Other Clients or affiliates have the potential to affect the terms of such transactions or arrangements and/or may otherwise influence the applicable management company’s decisions with respect to the management of the Fund and/or such Other Clients or the relevant portfolio company, which can give rise to potential or actual conflicts of interest and which could adversely impact the Fund.

Firm Involvement in Financing of Third Party Dispositions by the Fund. The Fund is permitted from time to time to dispose of all or a portion of an investment by way of accepting a third-party purchaser’s bid where the Firm or one or more Other Clients is providing financing as part of such bid or acquisition of the investment or underlying assets thereof. This generally would include the circumstance where the Firm or one or more Other Clients is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from the Fund. Such involvement of the Firm or one or more Other Clients as such a provider of debt financing in connection with the potential acquisition of portfolio investments by third parties from the Fund can give rise to potential or actual conflicts of interest.

Material, Non-Public Information.  Blackstone Credit & Insurance will come into possession of confidential information with respect to an Issuer and other actual or prospective portfolio companies. Blackstone Credit & Insurance can be restricted from buying, originating or selling securities, loans, or derivatives on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to confidential information in the possession of Blackstone Credit & Insurance that might be relevant to an investment decision to be made for the Fund. In addition, Blackstone Credit & Insurance, in an effort to avoid buying or selling restrictions on behalf of the Fund or Other Clients, can choose to forego an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would otherwise be advantageous to the Fund.

In addition, affiliates of Blackstone Credit & Insurance within Blackstone may come into possession of confidential information with respect to an issuer. Blackstone Credit & Insurance may be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund if the Firm deemed such restriction appropriate. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to confidential information in the possession of the Firm that might be relevant to an investment decision to be made by the Fund. Accordingly, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Break-up and other Similar Fees. Break-up or topping fees with respect to the Fund’s investments can be paid to Blackstone Credit & Insurance. Alternatively, the Fund could receive the break-up or topping fees directly. Break-up or topping fees paid to Blackstone Credit & Insurance or the Fund in connection with a transaction could be allocated, or not, to Other Clients or co-investment vehicles that invest (or are expected to invest) alongside the Fund, as determined by Blackstone Credit & Insurance to be appropriate in the circumstances. Generally, Blackstone Credit & Insurance would not allocate break-up or topping fees with respect to a potential investment to the Fund, an Other Client or co-investment vehicle unless such person would also share in broken deal expenses related to the potential investment. In the case of fees for services as a director of a portfolio company, the management fee will not be reduced to the extent any Firm personnel continues to serve as a director after the Fund has exited (or is in the process of exiting) the applicable portfolio company and/or following the termination of such employee’s employment with the Firm. For the avoidance of doubt, although the financial advisory and restructuring business of Blackstone has been spun out, to the extent any investment banking fees, consulting (including management consulting) fees, syndication fees, capital markets syndication and advisory fees (including underwriting fees), origination fees, servicing fees, healthcare consulting / brokerage fees, fees relating to group purchasing, financial advisory fees and similar fees for arranging acquisitions and other major financial restructurings, loan servicing and/or other types of insurance fees, operations fees, financing fees, fees for asset services, title insurance fees, data management and services fees or payments and other similar fees and annual retainers (whether in cash or in kind) are received by Blackstone, such fees will not be required to be shared with the Fund or the common shareholders and will not reduce the management fee payable by the Fund.

Broken Deal Expenses. Any expenses that may be incurred by the Fund for actual investments as described herein may also be incurred by the Fund with respect to broken deals (i.e., investments that are not consummated). Unless required by law or regulation, Blackstone Credit & Insurance is not required to and in most circumstances will not seek reimbursement of broken deal expenses (i.e., expenses incurred in pursuit of an investment that is not consummated) from third parties, including counterparties to the potential transaction or potential co-investors. Examples of such broken deal expenses include, but are not limited to, reverse termination fees, extraordinary expenses such as litigation costs and judgments, meal, travel and entertainment expenses incurred, deposits or down payments which are forfeited in connection with unconsummated transactions, costs of negotiating co-investment documentation, the costs from onboarding investment entities with a financial institution, and legal, accounting, tax, printing and publishing expenses, and legal, accounting, tax and other due diligence and pursuit costs and expenses and broken deal expenses associated with services provided by portfolio companies (as detailed below). Any such broken deal expenses could, in the sole discretion of Blackstone Credit & Insurance, be allocated solely to the Fund and not to Other Clients or co-investment vehicles that could have made the investment, even when the Other Client or co-investment vehicle commonly invests alongside the Fund in its investments or the Firm or Other Clients in their investments. In such cases, the Fund’s shares of expenses would increase. In the event broken deal expenses are allocated to an Other Client or a co-investment vehicle, Blackstone Credit & Insurance will, in certain circumstances, advance such fees and expenses without charging interest until paid by the Other Client or co-investment vehicle, as applicable.

Other Firm Business Activities. The Firm, Other Clients, their obligors/portfolio companies, and personnel and related parties of the foregoing will receive fees and compensation, including performance-based and other incentive fees, for products and services provided to the Fund and its obligors, such as fees for asset management (including, without limitation, management fees and carried interest/incentive arrangements), development and property management; portfolio operations support (such as those provided by Blackstone’s Portfolio Operations Group); arranging, underwriting (including, without limitation, evaluation regarding value creation opportunities and ESG risk mitigation); syndication or refinancing of a loan or investment (or other additional fees, including acquisition fees, loan modification or other restructuring fees); servicing; loan servicing; special servicing; administrative services; advisory services on purchase or sale of an asset or company; advisory services; investment banking and capital markets services; treasury and valuation services; placement agent services; fund administration; internal legal and tax planning services; information technology products and services; insurance procurement; brokerage solutions and risk management services; data extraction and management products and services; fees for monitoring and oversight of loans or title insurance provided to portfolio companies or third parties; and other products and services (including but not limited to restructuring, consulting, monitoring, commitment, syndication, origination, organization and financing, and divestment services). For example, the Firm or Other Client can, directly or indirectly through a portfolio entity, from time to time acquire loans or other assets and/or Other Clients, and can receive syndication or other fees in connection therewith. Such parties will also provide products and services for fees to the Firm, Other Clients and their obligors/portfolio companies, and their personnel and related parties, as applicable, as well as third parties. Further, such parties could provide products and services for fees to the Fund, Other Clients and their obligors/portfolio companies in circumstances where third-party service providers are concurrently providing similar services to the Fund, Other Clients and their obligors/portfolio companies. Through its Innovations group, Blackstone incubates (or otherwise invests in) businesses that are expected to be introduced to, and therefore frequently provide goods and services to, the Fund (subject to the requirements of the 1940 Act and applicable guidance) and Other Clients and their obligors/portfolio companies, as well as other Firm-related parties and third parties. By contracting for a product or service from a business related to the Firm, the Fund and its obligors would provide not only current income to the business and its stakeholders, but could also create significant enterprise value in them, which would not be shared with the Fund or common shareholders and could benefit the Firm directly and indirectly. Also, the Firm, Other Clients and their obligors/portfolio companies, and their personnel and related parties may receive compensation or other benefits, such as through additional ownership interests or otherwise, directly related to the consumption of products and services by the Fund and its obligors. The Fund and its obligors will incur expense in negotiating for any such fees and services, which will be treated as Fund Expenses. In addition, the Firm can receive fees associated with capital invested by co-investors relating to investments in which the Fund participates or otherwise, in connection with a joint venture in which the Fund participates (subject to the 1940 Act) or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Firm performs services. Finally, the Firm and its personnel and related parties may also receive compensation in connection with origination activities, referrals and other related activities of such business incubated by the Blackstone Innovations group, and unconsummated transactions.

Blackstone Credit & Insurance, Other Clients and their portfolio companies, and their affiliates, personnel and related parties could continue to receive fees, including performance-based or incentive fees, for the services described in the preceding paragraphs with respect to investments sold by the Fund or a portfolio company to a third-party buyer after the sale is consummated. Such post-disposition involvement will give rise to potential or actual conflicts of interest, particularly in the sale process. Moreover, Blackstone Credit & Insurance, Other Clients and their portfolio companies, and their affiliates, personnel and related parties could acquire a stake in the relevant asset as part of the overall service relationship, at the time of the sale or thereafter.

Blackstone Credit & Insurance does not have any obligation to ensure that fees for products and services contracted by the Fund or its obligors are at market rates unless the counterparty is considered an affiliate of the Firm and given the breadth of the Firm’s investments and activities Blackstone Credit & Insurance may not be aware of every commercial arrangement between the Fund and its obligors, on the one hand, and the Firm, Other Clients and their obligors/portfolio companies, and personnel and related parties of the foregoing, on the other hand.

Except as set forth above, the Fund and common shareholders will not receive the benefit (e.g., through a reduction to the management fee or otherwise) of any fees or other compensation or benefit received by Blackstone Credit & Insurance, its affiliates or their personnel and related parties. (See also “—Service Providers, Vendors and Other Counterparties Generally” and “—Other Firm Business Activities.”)

Securities and Lending Activities. Blackstone, its affiliates and their related parties and personnel will from time to time participate in underwriting or lending syndicates with respect to current or potential portfolio companies, or will otherwise act as arrangers of financing, including with respect to the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by the Fund and its obligors, or otherwise in arranging financing (including loans) for such obligors or advise on such transactions. Such underwritings, financings or engagements can be on a firm commitment basis or can be on an uncommitted “best efforts” basis, and the underwriting or financing parties are under no duty to provide any commitment unless specifically set forth in the relevant contract. Blackstone can also be expected to provide, either alone or alongside third parties performing similar services, placement, financial advisory or other similar services to purchasers or sellers of securities (including in connection with primary offerings, secondary transactions and/or transactions involving special purpose acquisition companies), including loans or instruments issued by portfolio companies. There could also be circumstances in which the Fund commits to purchase any portion of such issuance from the portfolio company that a Blackstone broker-dealer intends to syndicate to third parties. As a result thereof, subject to the limitations of the 1940 Act, Blackstone may receive commissions or other compensation, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment vehicles. In certain cases, subject to the limitations of the 1940 Act, a Blackstone broker-dealer will from time to time act as the managing underwriter or a member of the underwriting syndicate or broker for the Fund or its obligors, or as dealer, broker or advisor to a counterparty to the Fund or a portfolio company and purchase securities from or sell securities to the Fund, Other Clients or obligors/portfolio companies of the Fund or Other Clients or advise on such transactions. Blackstone will also from time to time, on behalf of the Fund or other parties to a transaction involving the Fund or its obligors, effect transactions, including transactions in the secondary markets that result in commissions or other compensation paid to Blackstone by the Fund or its obligors or the counterparty to the transaction, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment vehicles. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, loan modification or restructuring fees, servicing fees, capital markets fees, advisory fees (including capital markets advisory fees), lending arrangement fees, asset/property management fees, insurance (including title insurance) fees and consulting fees, monitoring fees, commitment fees, syndication fees, origination fees, organizational fees, operational fees, loan servicing fees, and financing and divestment fees (or, in each case, rebates in lieu of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone, an Other Client or its portfolio companies are purchasing debt) or other compensation with respect to the foregoing activities, which are not required to be shared with the Fund. In addition, the management fee with respect to the Fund generally will not be reduced by such amounts. Therefore, Blackstone will from time to time have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions, discounts or other compensation from such other parties. The Board, in its sole discretion, will approve any transactions, subject to the limitations of the 1940 Act, in which a Blackstone broker-dealer acts as an underwriter, as broker for the Fund, or as dealer, broker or advisor, on the other side of a transaction with the Fund only where the Board believes that such transactions are appropriate for the Fund and, by investing in Common Shares, a common shareholder consents to all such transactions, along with the other transactions involving conflicts of interest described herein, to the fullest extent permitted by law.

Sales of loans or securities for the account of the Fund and its portfolio companies will from time to time be bunched or aggregated with orders for other accounts of the Firm including Other Clients. It could be impossible, as determined by Blackstone Credit & Insurance in its sole discretion, to receive the same price or execution on the entire volume of securities sold, and the various prices will, in certain circumstances, therefore be averaged which could be disadvantageous to the Fund.

When Blackstone serves as underwriter with respect to securities of the Fund or its obligors, the Fund and such obligors could from time to time be subject to a “lock-up” period following the offering under applicable regulations during which time the Fund or portfolio company would be unable to sell any securities subject to the “lock-up.” This could prejudice the ability of the Fund and its obligors to dispose of such securities at an opportune time. In addition, Blackstone Capital Markets can serve as underwriter in connection with the sale of securities by the Fund or its obligors. Conflicts would be expected to arise because such engagement would result in Blackstone Capital Markets receiving selling commissions or other compensation in connection with such sale. (See also “—Obligor/Portfolio Company Relationships Generally” below.)

Blackstone and Blackstone Credit & Insurance employees are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Fund. The Fund will not receive any benefit from any such investments.

PJT Partners Inc. On October 1, 2015, Blackstone spun off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners Inc. (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While the combined business operates independently from Blackstone and is not an affiliate thereof, it is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest will arise in connection with transactions between or involving the Fund and its obligors, on the one hand, and PJT, on the other. The pre-existing relationship between Blackstone and its former personnel involved in financial and strategic advisory services at PJT, the overlapping ownership and co-investment and other continuing arrangements between PJT and Blackstone may influence Blackstone Credit & Insurance to select or recommend PJT to perform services for the Fund or its obligors, the cost of which will generally be borne directly or indirectly by the Fund. Given that PJT is no longer an affiliate of Blackstone, Blackstone Credit & Insurance and its affiliates will be free to cause the Fund and portfolio companies to transact with PJT generally without restriction under the applicable governing documents, notwithstanding the relationship between Blackstone and PJT.

Obligor/Portfolio Company Relationships Generally. The Fund’s obligors are expected to be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies of Other Clients or other Blackstone affiliates for the provision of goods and services, purchase and sale of assets and other matters. Although the Firm may determine that such agreements, transactions or other arrangements are consistent with the requirements of such Other Clients’ offering and/or governing agreements, such agreements, transactions or other arrangements may not have otherwise been entered into but for the affiliation with Blackstone Credit & Insurance and/or Blackstone. These agreements, transactions or other agreements involve fees, commissions, servicing payments and/or discounts to Blackstone Credit & Insurance, any Blackstone affiliate (including personnel) or a portfolio company, none of which reduce the management fee payable by the Fund). For example, the Firm may cause, or offer the opportunity to, portfolio companies to enter into agreements regarding group procurement (such as the group purchasing organization), benefits management, purchase of title and/or other insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company. Such agreements, transactions or other arrangements may be entered into without the consent or direct involvement of the Fund and/or such Other Client or the consent of the Board and/or the common shareholders of the Fund or such Other Client (including, without limitation, in the case of minority and/or non-controlling investments by the Fund in such portfolio companies or the sale of assets from one portfolio company to another) and/or such Other Client. In any such case, the Fund may not be involved in the negotiation process, and there can be no assurance that the terms of any such agreement, transaction or other arrangement will be as favorable to the Fund as otherwise would be the case if the counterparty were not related to the Firm.

In addition, it is possible that certain portfolio companies of Other Clients or companies in which Other Clients have an interest will compete with the Fund for one or more investment opportunities and/or engage in activities that may have adverse consequences on the Fund and/or its obligors. As an example of the latter, the laws and regulations of certain jurisdictions (e.g., bankruptcy, environmental, consumer protection and/or labor laws) may not recognize the segregation of assets and liabilities as between separate entities and may permit recourse against the assets of not just the entity that has incurred the liabilities, but also the other entities that are under common control with, or part of the same economic group as, such entity. In such circumstances, the assets of the Fund and/or its obligors may be used to satisfy the obligations or liabilities of one or more Other Clients, their portfolio companies and/or affiliates.

In addition, Blackstone and affiliates of Blackstone may also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors that fall within the Fund’s investment strategy, which may compete with the Fund for investment opportunities (it being understood that such arrangements may give rise to conflicts of interest that may not necessarily be resolved in favor of the Fund).

Certain portfolio companies may have established or invested in, or may in the future establish or invest in, vehicles that are managed exclusively by the portfolio company (and not the Fund or the Firm or any of its affiliates) and that invest in asset classes or industry sectors (such as cyber security) that fall within the Fund’s investment strategy. Such vehicles, which may not be considered affiliates of the Firm and would not be subject to the Firm’s policies and procedures, may compete with the Fund for investment opportunities. Portfolio companies and affiliates of the Firm may also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors (such as reinsurance) that may compete with the Fund for investment opportunities (it being understood that such arrangements may give rise to conflicts of interest that may not necessarily be resolved in favor of the Fund). Portfolio companies and affiliates of the Firm may also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors (such as reinsurance) that may compete with the Fund for investment opportunities (it being understood that such arrangements may give rise to conflicts of interest that may not necessarily be resolved in favor of the Fund). In addition, the Fund may hold non-controlling interests in certain portfolio companies and, as a result, such portfolio companies could engage in activities outside of the Fund’s control that may have adverse consequences on the Fund and/or its other obligors.

Blackstone has also entered into certain investment management arrangements whereby it provides investment management services for compensation to insurance companies including (i) FGL Holdings which was formerly known as Fidelity & Guaranty Life Insurance Company and was acquired by Fidelity National Financial Inc., and certain of its affiliates (“FGL”), (ii) Everlake Life Insurance Company and certain of its affiliates (“Everlake”) and (iii) certain subsidiaries of Corebridge Financial, Inc. (“Corebridge”), and (iv) certain subsidiaries of Resolution Life Group Holdings Ltd. (“Resolution Life”). As of the date of this report, Everlake is a portfolio entity of other Blackstone Clients which involve investments across a variety of asset classes (including investments that may otherwise be appropriate for the Fund) and Blackstone has acquired a 9.9% equity interest in the parent company of Corebridge. As a result, in addition to the compensation Blackstone receives for providing investment management services to insurance companies in which Blackstone or an Other Blackstone Client owns an interest, in certain instances Blackstone receives additional compensation in its capacity as an indirect owner of such insurance companies and/or other Blackstone Clients. In the future Blackstone will likely enter into similar arrangements with other portfolio companies of the Fund, other Blackstone Clients or other insurance companies. Such arrangements may reduce the allocations of investments to the Fund, and Blackstone may be incentivized to allocate investments away from the Fund to the counterparties to such investment management arrangements or other vehicles/accounts to the extent the economic arrangements related thereto are more favorable to Blackstone relative to the terms of the Fund.

Further, obligors with respect to which the Fund may elect members of the board of directors or managing member could, as a result, subject the Fund and/or such directors or managing member to fiduciary obligations to make decisions that they believe to be in the best interests of any such portfolio company. Although in most cases the interests of the Fund and any such portfolio company will be aligned, this may not always be the case. This may create conflicts of interest between the relevant director’s or managing member’s obligations to any such portfolio company and its stakeholders, on the one hand, and the interests of the Fund, on the other hand. Although Blackstone Credit & Insurance will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Fund.

Obligor/Portfolio Company Service Providers and Vendors. Subject to applicable law, the Fund, Other Clients, obligors/portfolio companies of each of the foregoing and Blackstone Credit & Insurance can be expected to engage obligors/portfolio companies of the Fund and Other Clients to provide some or all of the following services: (a) corporate support services (including, without limitation, accounts payable, accounts receivable, accounting/audit (including valuation support services), account management, insurance, procurement, placement, brokerage, consulting, cash management, corporate secretarial services, domiciliation, data management, directorship services, finance/budget, human resources, information technology/systems support, internal compliance, know-your-client reviews and refreshes, judicial processes, legal, environmental due diligence support (e.g., review of property condition reports), operational coordination (i.e., coordination with JV partners, property managers), risk management, reporting, such as tax reporting, debt reporting or other), tax and treasury, tax analysis and compliance (e.g., CIT and VAT compliance), transfer pricing and internal risk control, treasury and valuation services); (b) loan services (including, without limitation, monitoring, restructuring and work-out of performing, sub-performing and nonperforming loans, administrative services, and cash management); (c) management services (i.e., management by a portfolio company, Blackstone affiliate or third party (e.g., a third-party manager) of operational services); (d) operational services (i.e., general management of day-to-day operations); (e) risk management (tax and treasury); (f) insurance procurement, placement, brokerage and consulting services; and (g) other services. Similarly, Blackstone Credit & Insurance, Other Clients and their portfolio companies can be expected to engage obligors of the Fund to provide some or all of these services. Some of the services performed by portfolio company service providers could also be performed by Blackstone Credit & Insurance from time to time and vice versa. Fees paid by the Fund or its obligors to the other portfolio company service providers do not reduce the management fee payable by the Fund and are not otherwise shared with the Fund. Portfolio company service providers described in this section are generally owned and controlled by one or more Other Clients. In certain instances, a similar company could be owned and controlled by Blackstone directly.

Obligors/portfolio companies of the Fund and Other Clients some of which can be expected to provide services to the Fund and its obligors include, without limitation, the following, and may include additional obligors that may be formed or acquired in the future:

BTIG. BTIG, LLC (“BTIG”) is a global financial services firm in which certain Blackstone entities own a strategic minority investment. BTIG provides institutional trading, investment banking, research and related brokerage services and may provide goods and services for the Fund or its obligors.

Optiv. Optiv Security, Inc. is a portfolio company held by certain Blackstone private equity funds that provides a full slate of information security services and solutions and may provide goods and services for the Fund and its obligors.

PSAV. PSAV, Inc. is a portfolio company held by certain Blackstone private equity funds that provides outsourced audiovisual services and event production and may provide goods and services for the Fund and its obligors.

Refinitiv. On October 1, 2018, a consortium led by Blackstone announced that private equity funds managed by Blackstone had completed an acquisition of Thomson Reuters’ Financial & Risk business (“Refinitiv”). On January 29, 2021, Refinitiv was sold to London Stock Exchange Group (“LSEG”), with Blackstone private equity funds receiving a minority stake in LSEG. Refinitiv operates a pricing service that provides valuation services and provides goods and services for the Fund and its obligors.

Kryalos. Blackstone through one or more Other Clients has made a minority investment in Kryalos Investments S.r.l. (“Kryalos”), an operating partner in certain real estate investments made by Other Clients. Kryalos may perform services for the Fund and its portfolio companies.

Peridot Financial Services (“Peridot”) and Global Supply Chain Finance (“GSCF”). Blackstone through one or more of its funds has made majority investments into Peridot and GSCF, which provide supply chain financing and accounts receivable services globally.

RE Tech Advisors (“RE Tech”). Blackstone through one or more of its funds has made a majority investment in RE Tech, an energy audit/consulting firm that identifies and implements energy efficiency programs, calculates return on investment and tracks performance post-completion. RE Tech is expected to perform services for the Fund, its obligors/portfolio companies and Other Clients.

Therma Holdings. Therma Holdings LLC is a portfolio company held by certain Blackstone private equity funds that provides carbon reduction and energy management services and may provide goods and services for the Fund and its obligors/portfolio companies.

Revantage. Revantage is a portfolio entity of certain Blackstone Clients that provides corporate support services, including, without limitation, accounting, legal, tax, treasury, information technology and human resources and operational services and management services.

The Fund and its obligors will compensate one or more of these service providers and vendors owned by the Fund or Other Clients, including through incentive based compensation payable to their management teams and other related parties. The incentive based compensation paid with respect to a portfolio company or asset of the Fund or Other Clients will vary from the incentive based compensation paid with respect to other portfolio companies and assets of the Fund and Other Clients; as a result the management team or other related parties can be expected to have greater incentives with respect to certain assets and portfolio companies relative to others, and the performance of certain assets and portfolio companies may provide incentives to retain management that also service other assets and portfolio companies. Some of these service providers and vendors owned or controlled by the Fund or Other Clients will charge the Fund and its obligors for goods and services at rates generally consistent with those available in the market for similar goods and services. The discussion regarding the determination of market rates under “Firm Affiliated Service Providers” herein applies equally in respect of the fees and expenses of the portfolio company service providers, if charged at rates generally consistent with those available in the market. Other service providers and vendors owned and/or controlled by the Fund or Other Clients pass through expenses on a cost reimbursement, no-profit or break-even basis, in which case the service provider allocates costs and expenses directly associated with work performed for the benefit of the Fund and its obligors to them, along with any related tax costs and an allocation of the service provider’s overhead, including any of the following: salaries, wages, benefits and travel expenses; marketing and advertising fees and expenses; legal, accounting and other professional fees and disbursements; office space (including, without limitation, rent and refurbishment costs and office space) and equipment; insurance premiums; technology expenditures, including hardware and software costs; costs to engage recruitment firms to hire employees; diligence expenses; one-time costs, including costs related to building-out and winding-down a portfolio company; costs that are of a limited duration or non-recurring (such as start-up or technology build-up costs, one-time technology and systems implementation costs, employee on-boarding and severance payments, and readiness or initial public offering and other infrastructure costs); taxes; and other operating and capital expenditures. Any of the foregoing costs (including in prior periods, such as where any such costs are amortized over an extended period), although allocated in a particular period, will, in certain circumstances, relate to activities occurring outside the period, and further will, in certain circumstances, be of a general and administrative nature that is not specifically related to particular services, and therefore the Fund could pay more than its pro rata portion of fees for services. The allocation of overhead among the entities and assets to which services are provided can be expected to be based on any of a number of different methodologies, including, without limitation, “cost” basis as described above, “time-allocation” basis, “per unit” basis, “per square footage” basis or “fixed percentage” basis, and the particular methodology used to allocate such overhead among the entities and assets to which services are provided are expected to vary depending on the types of services provided and the applicable asset class involved and could, in certain circumstances, change from one period to another. There can be no assurance that a different manner of allocation would result in the Fund and its obligors bearing less or more costs and expenses. In certain instances, particularly where such service providers and vendors are located in Europe or Asia, such service providers and vendors will charge the Fund and its portfolio companies for goods and services at cost plus a percentage of cost for transfer pricing or other tax, legal, regulatory, accounting or other reasons. The Firm is not expected to perform or obtain benchmarking analysis or third-party verification of expenses with respect to services provided on a cost reimbursement, no profit or break even basis. There can be no assurances that amounts charged by portfolio company service providers that are not controlled by the Fund or Other Clients will be consistent with market rates or that any benchmarking, verification or other analysis will be performed with respect to such charges. In addition, while it is expected that the Fund or Other Clients will engage in long-term or recurring contracts with the obligor service providers, Blackstone Credit & Insurance may not seek to benchmark or otherwise renegotiate the original fee arrangement for a significant period of time. If benchmarking is performed, the related expenses will be borne by the Fund, Other Clients and their respective obligors/portfolio companies and will not reduce the management fee. A portfolio company service provider will, in certain circumstances, subcontract certain of its responsibilities to other portfolio companies. In such circumstances, the relevant subcontractor could invoice the portfolio company for fees (or in the case of a cost reimbursement arrangement, for allocable costs and expenses) in respect of the services provided by the subcontractor. The portfolio company, if charging on a cost reimbursement, no-profit or break-even basis, would in turn allocate those costs and expenses as it allocates other fees and expenses as described above. Similarly, Other Clients, their portfolio companies and Blackstone Credit & Insurance can be expected to engage portfolio companies of the Fund to provide services, and these portfolio companies will generally charge for services in the same manner described above, but the Fund and its obligors generally will not be reimbursed for any costs (such as start-up costs) relating to such portfolio companies incurred prior to such engagement. Some of the services performed by these service providers could also be performed by Blackstone Credit & Insurance from time to time and vice versa. Fees paid by the Fund or its obligors to these service providers do not the offset or reduce the management fee payable to the Adviser.

Service Providers, Vendors and Other Counterparties Generally. Certain third party advisors and other service providers and vendors to the Fund and its obligors (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, title agents and investment or commercial banking firms) are owned by the Firm, the Fund or Other Clients or provide goods or services to, or have other business, personal, financial or other relationships with, the Firm, the Other Clients and their respective portfolio companies and affiliates and personnel. Such advisors and service providers referred to above could be investors in the Fund, affiliates of the Adviser, sources of financing and investment opportunities or co-investors or commercial counterparties or entities in which the Firm and/or Other Clients have an investment, and payments by the Fund and/or such entities can be expected to indirectly benefit the Firm, the Other Clients (including co-investment vehicles) and their respective portfolio companies or any affiliates or personnel. Also, advisors, lenders, investors, commercial counterparties, vendors and service providers (including any of their affiliates or personnel) to the Fund and its obligors could have other commercial or personal relationships with the Firm, Other Clients and their respective portfolio companies, or any affiliates, personnel or family members of personnel of the foregoing. Although the Firm selects service providers and vendors it believes are most appropriate in the circumstances based on its knowledge of such service providers and vendors (which knowledge is generally greater in the case of service providers and vendors that have other relationships to the Firm), the relationship of service providers and vendors to the Firm as described above will influence the Firm in deciding whether to select, recommend or form such an advisor or service provider to perform services for the Fund, subject to applicable law, or a portfolio company, the cost of which will generally be borne directly or indirectly by the Fund and can be expected to incentivize the Firm to engage such service provider over a third party, utilize the services of such service providers and vendors more frequently than would be the case absent the conflict, or to pay such service providers and vendors higher fees or commissions, resulting in higher fees and expenses being borne by the Fund, than would be the case absent the conflict. The incentive could be created by current income and/or the generation of enterprise value in a service provider or vendor; the Firm can be expected to also have an incentive to invest in or create service providers and vendors to realize on these opportunities. Blackstone has an incentive to use third party services providers who do so as a result of the indirect benefit to Blackstone and additional business for the related service providers and vendors. Fees paid by the Fund or its portfolio companies to or value created in these service providers and vendors do not offset or reduce Fund Fees payable by the Shareholders and are not otherwise shared with the Fund. In the case of brokers, Blackstone has a best execution policy that it updates from time to time to comply with regulatory requirements in applicable jurisdictions.

The Firm has a practice of not entering into any arrangements with advisors, vendors or service providers that provide lower rates or discounts to the Firm itself compared to those it enters into on behalf of the Fund and its obligors for the same services. However, legal fees for unconsummated transactions are often charged at a discounted rate, such that if the Fund and its obligors consummate a higher percentage of transactions with a particular law firm than the Firm, the Fund, Other Clients and their obligors/portfolio companies, shareholders could indirectly pay a higher net effective rate for the services of that law firm than the Firm, the Fund or Other Clients or their obligors/portfolio companies. Also, advisors, vendors and service providers often charge different rates or have different arrangements for different types of services. For example, advisors, vendors and service providers often charge fees based on the complexity of the matter as well as the expertise and time required to handle it. Therefore, to the extent the types of services used by the Fund and its obligors are different from those used by the Firm, Other Clients and their portfolio companies, and their affiliates and personnel, the Fund and its obligors can be expected to pay different amounts or rates than those paid by such other persons. Similarly, the Firm, the Fund, the Other Clients and their obligors/portfolio companies and affiliates can be expected to enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty will, in certain circumstances, charge lower rates (or no fee) or provide discounts or rebates for such counterparty’s products or services depending on the volume of transactions in the aggregate or other factors. (See also “Group Procurement; Discounts” herein.)

Subject to applicable law, the Fund, Other Clients and their obligors/portfolio companies are expected to enter into joint ventures with third parties to which the service providers and vendors described above will, in certain circumstances, provide services. In some of these cases, the third party joint venture partner may negotiate to not pay its pro rata share of fees, costs and expenses to be allocated as described above, in which case the Fund, Other Clients and their obligors/portfolio companies that also use the services of the portfolio company service provider will, directly or indirectly, pay the difference, or the portfolio company service provider will bear a loss equal to the difference.

The Firm might, from time to time, encourage service providers to funds and investments to use, generally at market rates and/or on arm’s length terms, the Firm-affiliated (and/or on the basis of best execution, if applicable), service providers in connection with the business of the Fund, obligors/portfolio companies, and unaffiliated entities. This practice provides an indirect benefit to the Firm in the form of added business for the Firm-affiliated service providers.

Certain obligors/portfolio companies that provide services to the Fund, Other Clients and/or obligors/portfolio companies or assets of the Fund and/or Other Clients could be transferred between and among the Fund and/or Other Clients (where the Fund may be a seller or a buyer in any such transfer) for minimal or no consideration (based on a third party valuation confirming the same). Such transfers may give rise to actual or potential conflicts of interest for Blackstone Credit & Insurance.

Firm Affiliated Service Providers. Certain of the Fund’s, the Firm’s and/or obligor/portfolio companies’ advisers and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) also provide goods or services to, or have business, personal, financial or other relationships with, the Firm, its affiliates and portfolio companies. Such advisers and service providers (or their affiliates) may be investors in the Fund, affiliates of the Firm, sources of investment opportunities, co-investors, commercial counterparties and/or portfolio companies in which the Firm and/or the Fund has an investment. Accordingly, payments to such entities may indirectly benefit the Fund and/or its affiliates, including the Firm and Other Clients. In addition to the service providers (including obligor/portfolio company service providers) and vendors described above, the Fund and its obligors/portfolio companies will engage in transactions with one or more businesses that are owned or controlled by the Firm directly, not through one of its funds, including the businesses described below. These businesses will, in certain circumstances, also enter into transactions with other counterparties of the Fund and its obligors/portfolio companies, as well as service providers and vendors. The Firm could benefit from these transactions and activities through current income and creation of enterprise value in these businesses. No fees charged by these service providers and vendors will reduce the management fees payable to the Adviser. Furthermore, the Firm, the Other Clients and their portfolio companies and their affiliates and related parties will use the services of these Firm affiliates, including at different rates. Although the Firm believes the services provided by its affiliates are equal or better than those of third parties, the Firm directly benefits from the engagement of these affiliates, and there is therefore an inherent conflict of interest such as those described above.

Because the Firm has many different businesses, including the Blackstone Capital Markets Group, which Blackstone investment teams and portfolio companies can engage to provide underwriting and capital market advisory services, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would be subject if it had just one line of business. To the extent Blackstone determines appropriate, conflict mitigation strategies may be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Adviser. Service providers affiliated with the Firm, which are generally expected to receive competitive market rate fees (as determined by the Adviser or its affiliates) with respect to certain Investments, include:

•	Aquicore. Aquicore is a cloud-based platform that tracks, analyzes and predicts key metrics in real estate, focused on the reduction of energy consumption. Blackstone holds a minority investment in Aquicore.
•	Equity Healthcare. Equity Healthcare LLC (“Equity Healthcare”) is a Blackstone affiliate that negotiates with providers of standard administrative services for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, which include unaffiliated third parties, Equity Healthcare is able to negotiate pricing terms that are believed to be more favorable than those that the portfolio companies could obtain for themselves on an individual basis. The fees received by Equity Healthcare in connection with services provided to investments will not reduce the management fee payable by the Fund.
•	LNLS. Lexington National Land Services (“LNLS”) is a Blackstone affiliate that (i) acts as a title agent in facilitating and issuing title insurance, (ii) provides title support services for title insurance underwriters and (iii) acts as escrow agent in connection with investments by the Fund, Other Clients and their Portfolio Companies, affiliates and related parties, and third parties. In exchange for such services LNLS earns fees which would have otherwise been paid to third parties. If LNLS is involved in a transaction in which the Fund participates, Blackstone will benchmark the relevant costs to the extent market data is available except when LNLS is providing such services in a state where the insurance premium or escrow fee, as applicable, is regulated by the state or when LNLS is part of a syndicate of title insurance companies where the insurance premium is negotiated by other title insurance underwriters or their agents.

•	Refinitiv. See “—Obligor/Portfolio Company Service Providers and Vendors.”

In addition, Blackstone acquired a 9.9% interest in Corebridge, and in connection therewith has entered into a long-term asset management partnership with certain subsidiaries and/or affiliates of Corebridge to serve as the exclusive external manager with respect to certain asset classes within their investment portfolio, for compensation. While Blackstone will not control Corebridge (and Corebridge will not be an “Affiliate”under the Partnership Agreement), the aforementioned investment in Corebridge and asset management arrangements could incentivize Blackstone to cause (and Blackstone will benefit indirectly from causing) the Fund and/or its Portfolio Companies to engage Corebridge or its affiliates (including Corebridge Financial, Inc. and its other affiliates and subsidiaries) to provide various services and engage in other transactions and otherwise present conflicts of interests as a result of Blackstone’s interest and relationship therewith.

The Fund could participate alongside the Firm in the acquisition of a service provider. The Firm is expected to establish a valuation methodology in relation to any such sale or acquisition by the Fund of a service provider. In addition, before entering into any such transaction with respect to any such service provider, it is anticipated that the Firm will obtain any consents that would be required under the Advisers Act or other applicable laws or regulations.

Certain Blackstone-affiliated service providers and their respective personnel will receive a management promote, an incentive fee and other performance-based compensation in respect of investments, sales or other transaction volume. Furthermore, Blackstone-affiliated service providers may charge costs and expenses based on allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses).

In connection with such relationships, Blackstone Credit & Insurance and, if required by applicable law, the Board, will make determinations of competitive market rates based on its consideration of a number of factors, which are generally expected to include Blackstone Credit & Insurance’s experience with non-affiliated service providers, benchmarking data and other methodologies determined by Blackstone Credit & Insurance to be appropriate under the circumstances (i.e., rates that fall within a range that Blackstone Credit & Insurance has determined is reflective of rates in the applicable market and certain similar markets, though not necessarily equal to or lower than the median rate of comparable firms). In respect of benchmarking, while Blackstone Credit & Insurance often obtains benchmarking data regarding the rates charged or quoted by third parties for services similar to those provided by Blackstone Credit & Insurance affiliates in the applicable market or certain similar markets, relevant comparisons would not be available for a number of reasons, including, without limitation, as a result of a lack of a substantial market of providers or users of such services or the confidential or bespoke nature of such services (e.g., different assets could receive different services). In addition, benchmarking data is based on general market and broad industry overviews, rather than determined on an asset-by-asset basis. As a result, benchmarking data does not take into account specific characteristics of individual assets then invested in by the Fund (such as location or size), or the particular characteristics of services provided. Further, it could be difficult to identify comparable third-party service providers that provide services of a similar scope and scale as the Firm-affiliated service providers that are the subject of the benchmarking analysis or to obtain detailed information about pricing of a service comparable to that being provided to the Fund from third-party service providers if such service providers anticipate that Blackstone will not in fact engage their services. For these reasons, such market comparisons may not result in precise market terms for comparable services. Expenses to obtain benchmarking data will be borne by the Fund, Other Clients and their respective obligors/portfolio companies and will not reduce the management fee. To the extent the Fund or Other Clients engage in a long-term or recurring contract with a Blackstone-affiliated service provider, Blackstone Credit & Insurance may not seek to benchmark or otherwise renegotiate the original fee arrangement for a significant period of time. Finally, in certain circumstances Blackstone Credit & Insurance can be expected to determine that third party benchmarking is unnecessary, including in circumstances where the price for a particular good or service is mandated by law (e.g., title insurance in rate regulated states) or because in Blackstone Credit & Insurance’s view no comparable service provider offering such good or service (or an insufficient number of comparable service providers for a reasonable comparison) exists or because Blackstone Credit & Insurance has access to adequate market data to make the determination without reference to third party benchmarking. For example, certain portfolio companies may enter into an employer health program arrangement or similar arrangements with Equity Healthcare, a Blackstone affiliate that negotiates with providers of standard administrative services and insurance carriers for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, Equity Healthcare is able to negotiate pricing terms from providers that are believed to be more favorable than the companies could obtain for themselves on an individual basis. The payments made to Blackstone in connection with Equity Healthcare, group purchasing, insurance and benefits management will not reduce the management fee payable to the Adviser.

Advisers and service providers, or their affiliates, often charge different rates, including below-market or no fee, or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work could vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Fund and/or portfolio companies differ from those used by the Firm and its affiliates (including personnel), Blackstone Credit & Insurance and/or Blackstone or their respective affiliates (including personnel) potentially will pay different amounts or rates than those paid by the Fund and/or portfolio companies. However, Blackstone Credit & Insurance and its affiliates have a longstanding practice of not entering into any arrangements with advisers or service providers that could provide for lower rates or discounts than those available to the Fund, Other Clients and/or portfolio companies for the same services. Furthermore, it is possible that certain advisers and service providers will provide services exclusively to the Firm and its affiliates, including the Fund, Other Clients and their obligors/portfolio companies, although such advisers and service providers would not be considered employees of Blackstone or Blackstone Credit & Insurance. Similarly, Blackstone, Blackstone Credit & Insurance, each of their respective affiliates, the Fund, the Other Clients and/or their obligors/portfolio companies, can enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty would charge lower rates (or no fee) and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including volume of transactions entered into with such counterparty by the Firm, its affiliates, the Fund, the Other Clients and their obligors/portfolio companies in the aggregate.

In addition, investment banks or other financial institutions, as well as certain Blackstone employees, are expected to also be investors in the Fund. These institutions and employees are a potential source of information and ideas that could benefit the Fund. Blackstone has procedures in place reasonably designed to prevent the inappropriate use of such information by the Fund.

Transactions with Portfolio Companies. The Firm and obligors/portfolio companies of the Fund and Other Clients operate in multiple industries and provide products and services to or otherwise contract with the Fund and its obligors, among others. In the alternative, the Firm may form a joint venture with such a company to implement such referral arrangement. For example, such arrangements may include the establishment of a joint venture or other business arrangement between the Firm, on the one hand, and a portfolio company of the Fund, portfolio company of an Other Client or third party, on the other hand, pursuant to which the joint venture or business provides services (including, without limitation, corporate support services, loan management services, management services, operational services, ongoing account services (e.g., interacting and coordinating with banks generally and with regard to their know your client requirements), risk management services, data management services, consulting services, brokerage services, sustainability and clean energy consulting services, insurance procurement, placement, brokerage and consulting services, and other services) to obligors of the Fund (and portfolio companies of Other Clients) that are referred to the joint venture or business by the Firm. The Firm, the Fund and Other Clients and their respective obligors/portfolio companies and personnel and related parties of the foregoing can be expected to make referrals or introductions to obligors/portfolio companies of the Fund or Other Clients in an effort, in part, to increase the customer base of such companies or businesses (and therefore the value of the investment held by the Fund or Other Client, which would also benefit the Firm financially through its participation in such joint venture or business) or because such referrals or introductions will, in certain circumstances, result in financial benefits, such as cash payments, additional equity ownership, participation in revenue share and/or milestones benefitting the referring or introducing party that are tied or related to participation by the obligors/portfolio companies of the Fund and/or of Other Clients, accruing to the party making the introduction. Such joint venture or business could use data obtained from such portfolio entities (see — “Data” herein). The Fund and the common shareholders will not share in any fees, economics, equity or other benefits accruing to the Firm, Other Clients and their portfolio companies as a result of the introduction of the Fund and its obligors. Moreover, payments made to the Firm in connection with such arrangements will not reduce the management fee payable to the Adviser. There may, however, be instances in which the applicable arrangements provide that the Fund or its obligors share in some or all of any resulting financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) based on structures and allocation methodologies determined in the sole discretion of the Firm. Conversely, where the Fund or one of its obligors is the referring or introducing party, rather than receiving all of the financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) for similar types of referrals and/or introductions, such financial incentives (including, in some cases, cash payments, equity ownership, participation in revenue share) may be similarly shared with the participating Other Clients or their respective portfolio companies.

The Firm is also permitted to enter into commercial relationships with third party companies, including those in which the Fund considered making an investment (but ultimately chose not to pursue). For example, the Firm may enter into an introducer engagement with such company, pursuant to which the Firm introduces the company to unaffiliated third parties (which can include current and former portfolio companies and portfolio companies of Other Clients and/or their respective employees) in exchange for a fee from, or equity interest in, such company. Even though the Firm may benefit financially from this commercial relationship, the Firm will be under no obligation to reimburse the Fund for broken deal expenses incurred in connection with its consideration of the prospective investment and such arrangements will not be subject to the management fee payable to the Adviser and otherwise described herein.

Additionally, the Firm or an affiliate thereof will from time to time hold equity or other investments in companies or businesses that provide services to or otherwise contract with portfolio companies. Blackstone and Blackstone Credit & Insurance have in the past entered (and can be expected in the future to enter) into relationships with companies in the information technology, corporate services and related industries whereby Blackstone acquires an equity or similar interest in such company. In connection with such relationships, Blackstone and/or Blackstone Credit & Insurance may also make referrals and/or introductions to portfolio companies (which could result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone and/or Blackstone Credit & Insurance that are tied or related to participation by portfolio companies). Such joint venture or business could use data obtained from obligors of the Fund and/or portfolio companies of Other Clients. (See “—Data.”) These arrangements may be entered into without the consent or direct involvement of the Fund. The Fund and the common shareholders will not share in any fees or economics accruing to Blackstone and/or Blackstone Credit & Insurance as a result of these relationships and/or participation by portfolio companies.

With respect to transactions or agreements with portfolio companies (including, for the avoidance of doubt, long-term incentive plans), at times if officers unrelated to the Firm have not yet been appointed to represent a portfolio company, the Firm may negotiate and execute agreements between the Firm and/or the Fund on the one hand, and the portfolio company or its affiliates, on the other hand, without arm’s length representation of the portfolio company, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm can be expected to use to mitigate such conflicts are to involve outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms, or establish separate groups with information barriers within the Firm to advise on each side of the negotiation.

Related Party Leasing. Subject to applicable law, the Fund and its obligors will, in certain circumstances, lease property to or from Blackstone, Other Clients and their portfolio companies and affiliates and other related parties. The leases are generally expected to, but might not always, be at market rates. Blackstone can be expected to confirm market rates by reference to other leases it is aware of in the market, which Blackstone expects to be generally indicative of the market given the scale of Blackstone’s real estate business and with regard to other decisions related to such assets and investments. Blackstone can be expected to, but might not always, nonetheless have conflicts of interest in making these determinations, and with regard to other decisions related to such assets and investments. There can be no assurance that the Fund and its obligors will lease to or from any such related parties on terms as favorable to the Fund and its obligors as would apply if the counterparties were unrelated.

Cross-Guarantees and Cross-Collateralization. While Blackstone Credit & Insurance generally seeks to use reasonable efforts to avoid cross-guarantees and other similar arrangements, a counterparty, lender or other participant in any transaction to be pursued by the Fund (other than alternative investment vehicles) and/or the Other Clients could require or prefer facing only one fund entity or group of entities, which can result in any of the Fund, such Other Clients, the portfolio companies, such Other Clients’ portfolio companies and/or other vehicles being jointly and severally liable for such applicable obligation (subject to any limitations set forth in the applicable partnership agreements or other governing documents thereof), which in each case could result in the Fund, such Other Clients, such portfolio companies, and/or vehicles entering into a back-to-back or other similar reimbursement agreement, subject to applicable law. In such situation, better financing terms could be available through a cross-collateralized arrangement, but it is not expected that any of the Fund or such Other Clients or vehicles would be compensated (or provide compensation to the other) for being primarily liable vis-à-vis such third-party counterparty. Also, it is expected that cross-collateralization will generally occur at portfolio companies rather than the Fund for obligations that are not recourse to the Fund except in limited circumstances such as “bad boy” events. Any cross-collateralization arrangements with Other Clients could result in the Fund losing its interests in otherwise performing investments due to poorly performing or non-performing investments of Other Clients in the collateral pool or such persons otherwise defaulting on their obligations under the terms of such arrangements.

Similarly, a lender could require that it face only one portfolio company of the Fund and Other Clients, even though multiple obligors of the Fund and Other Clients benefit from the lending, which will typically result in (i) the portfolio company facing the lender being solely liable with respect to the entire obligation, and therefore being required to contribute amounts in respect of the shortfall attributable to other portfolio companies, and (ii) obligors of the Fund and Other Clients being jointly and severally liable for the full amount of the obligation, liable on a cross-collateralized basis or liable for an equity cushion (which cushion amount can vary depending upon the type of financing or refinancing (e.g., cushions for refinancings could be smaller)). The obligor/portfolio companies of the Fund and Other Clients benefiting from a financing are permitted to enter into a back-to-back or other similar reimbursement agreements to ensure no obligor/portfolio company bears more than its pro rata portion of the debt and related obligations. It is not expected that the obligors/portfolio companies would be compensated (or provide compensation to other portfolio companies) for being primarily liable, or jointly liable, for other portfolio companies pro rata share of any financing.

Group Procurement; Discounts. The Fund (subject to applicable law) and certain portfolio companies will enter into agreements regarding group procurement (including, but not limited to, CoreTrust, an independent group purchasing organization), benefits management, purchase of title and/or other insurance policies (which can be expected to include brokerage or placement thereof), and will from time to time be pooled across portfolio companies and discounted due to scale, including through sharing of deductibles and other forms of shared risk retention) from a third party or an affiliate of Blackstone Credit & Insurance and/or Blackstone, and other operational, administrative or management related initiatives. The Firm will allocate the cost of these various services and products purchased on a group basis among the Fund, Other Clients and their obligors/portfolio companies. Some of these arrangements result in commissions, discounts, rebates or similar payments to Blackstone Credit & Insurance and/or Blackstone or their affiliates (including personnel), or Other Clients and their portfolio companies, including as a result of transactions entered into by the Fund and its obligors and/or related to a portion of the savings achieved by the obligors. Such commissions or payment will not reduce the management fee. The Firm can be expected to also receive consulting, usage or other fees from the parties to these group procurement arrangements. To the extent that a portfolio company of an Other Client is providing such a service, such portfolio company and such Other Client will benefit. Further, the benefits received by a particular portfolio company providing the service could be greater than those received by the Fund and its obligors receiving the service. Conflicts exist in the allocation of the costs and benefits of these arrangements, and common shareholders rely on the Adviser to handle them in its sole discretion.

Diverse Shareholder Group. The common shareholders are expected to be based in a wide variety of jurisdictions and take a wide variety of forms. The common shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Adviser and Blackstone Credit & Insurance that may participate in the same investments as the Fund, and investor personnel may have incentives or conflicts with respect to their investments in the Fund or Other Clients, including matters Blackstone Credit & Insurance is not aware of, such as interests in Blackstone. The conflicting interests of individual common shareholders with respect to other common shareholders and relative to investors in other investment vehicles would generally relate to or arise from, among other things, the nature of investments made by the Fund and such other partnerships, the structuring or the acquisition of investments, financing, tax profile and timing of disposition of investments. As a consequence, conflicts of interest will, in certain circumstances, arise in connection with the decisions made by the Adviser or Blackstone Credit & Insurance, including with respect to the nature or structuring of investments that can be expected to be more beneficial for one investor than for another investor, especially with respect to investors’ individual tax situations. In addition, the Fund can be expected to make investments that will, in certain circumstances, have a negative impact on related investments made by the common shareholders in separate transactions. In selecting and structuring investments appropriate for the Fund, the Adviser or Blackstone Credit & Insurance will consider the investment and tax objectives of the Fund and the common shareholders (and those of investors in other investment vehicles managed or advised by the Adviser or Blackstone Credit & Insurance) as a whole, not the investment, tax or other objectives of any common shareholder individually.

In addition, certain common shareholders also could be investors in Other Clients, including supplemental capital vehicles and co-investment vehicles that may invest alongside the Fund in one or more investments, consistent with applicable law and/or any applicable SEC-granted order. Common shareholders also may include affiliates of the Firm, such as Other Clients, affiliates of obligors/portfolio companies of the Fund or Other Clients, charities, foundations or other entities or programs associated with Firm personnel and/or current or former Firm employees, the Firm’s senior advisors and/or operating partners and any affiliates, funds or persons can be expected to also invest in the Fund through the vehicles established in connection with the Firm’s side-by-side co-investment rights, subject to applicable law, in each case, without being subject to management fees, and common shareholders will not be afforded the benefits of such arrangements. Some of the foregoing Firm related parties are sponsors of feeder vehicles that could invest in the Fund as common shareholders. The Firm related sponsors of feeder vehicles generally charge their investors additional fees, including performance based fees, which could provide the Firm current income and increase the value of its ownership position in them. The Firm will therefore have incentives to refer potential investors to these feeder vehicles. All of these Firm related shareholders will have equivalent rights to vote and withhold consents as nonrelated shareholders. Nonetheless, the Firm may have the ability to influence, directly or indirectly, these Firm related shareholders.

It is also possible that the Fund or its obligors will, in certain circumstances, be a counterparty (such counterparties dealt with on an arm’s-length basis) or participant in agreements, transactions or other arrangements with a common shareholder or an affiliate of a common shareholder (which may occur in connection with such common shareholder or its affiliates making an investment in the Fund or Other Clients), including with respect to one or more investments (or types of investments). Such transactions may include agreements to pay performance fees to operating partners, a management team and other related persons in connection with the Fund’s investment therein, which will reduce the Fund’s returns. Such common shareholders described in the previous sentences can be expected to therefore have different information about the Firm and the Fund than common shareholders not similarly positioned. In addition, conflicts of interest will, in certain circumstances, arise in dealing with any such common shareholders, and the Adviser and its affiliates may be motivated to enter into agreements, transactions or arrangements with common shareholders or their affiliates in order to secure capital commitments from investors in Other Clients and may otherwise be motivated by factors other than the interests of the Fund. Similar information disparity may occur as a result of common shareholders monitoring their investments in vehicles such as the Fund differently. For example, certain common shareholders can be expected to periodically request from the Adviser information regarding the Fund, its investments and/or obligors that is not otherwise set forth in (or has yet to be set forth) in the reporting and other information required to be delivered to all common shareholders. In such circumstances, the Adviser may provide such information to such common shareholders, subject to applicable law and regulations. Unless required by applicable law, the Adviser will not be obligated to affirmatively provide such information to all common shareholders (although the Adviser will generally provide the same information upon request and treat common shareholders equally in that regard). As a result, certain common shareholders may have more information about the Fund than other common shareholders, and, unless required by applicable law, the Adviser will have no duty to ensure all common shareholders seek, obtain or process the same information regarding the Fund, its investments and/or obligors. Therefore, certain common shareholders can be expected to be able to take actions on the basis of such information which, in the absence of such information, other common shareholders do not take. Furthermore, at certain times the Firm will, in certain circumstances, be restricted from disclosing to the common shareholders material non-public information regarding any assets in which the Fund invests, particularly those investments in which an Other Client or portfolio company that is publicly registered co-invests with the Fund. In addition, investment banks or other financial institutions, as well as Firm personnel, can be expected to also be common shareholders. These institutions and personnel are a potential source of information and ideas that could benefit the Fund, and can be expected to receive information about the Fund and its obligors in their capacity as a service provider or vendor to the Fund and its obligors. Further, common shareholders with different domiciles or tax categorizations could receive different investment returns or amounts of tax basis and/or pay different levels of expenses.

Possible Future Activities. The Firm and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Firm and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who might hold or might have held investments similar to those intended to be made by the Fund. These clients could themselves represent appropriate investment opportunities for the Fund or could compete with the Fund for investment opportunities.

Restrictions Arising under the Securities Laws. The Firm’s activities and the activities of Other Clients (including the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the common shareholders.

The 1940 Act could limit the Fund’s ability to undertake certain transactions with or alongside its affiliates that are registered under the 1940 Act. As a result of these restrictions, the Fund could be prohibited from executing “joint” transactions with the Fund’s 1940 Act registered affiliates, which could include investments in the same portfolio company (whether at the same or different times) or buying investments from, or selling them to, Other Clients. These limitations could limit the scope of investment opportunities that would otherwise be available to the Fund.

The Fund has received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

Shareholders’ Outside Activities. A common shareholder shall be entitled to and can be expected to have business interests and engage in activities in addition to those relating to the Fund, including business interests and activities in direct competition with the Fund and its obligors, and may engage in transactions with, and provide services to, the Fund or its obligors (which may include providing leverage or other financing to the Fund or its obligors as determined by the Adviser in its sole discretion). None of the Fund, any common shareholder or any other person shall have any rights by virtue of the Fund’s operative documents in any business ventures of any common shareholder. The common shareholders, and in certain cases the Adviser, will have conflicting loyalties in these situations.

Insurance. The Fund will purchase, and/or bear premiums, fees, costs and expenses (including any expenses or fees of insurance brokers) for insurance to insure the Fund and the Board against liability in connection with the activities of the Fund. This includes a portion of any premiums, fees, costs and expenses for one or more “umbrella,” group or other insurance policies maintained by the Firm that cover the Fund and one or more of the Other Clients, the Adviser, Blackstone Credit & Insurance and/or Blackstone (including their respective directors, officers, employees, agents, representatives, independent client representative (if any) and other indemnified parties). The Adviser will make judgments about the allocation of premiums, fees, costs and expenses for such “umbrella,” group or other insurance policies among the Fund, one or more Other Clients, the Adviser, Blackstone Credit & Insurance and/or Blackstone on a fair and reasonable basis, subject to approval by the Board.

Technological and Scientific Innovations. Recent technological and scientific innovations have disrupted numerous established industries and those with incumbent power in them. As technological and scientific innovation continues to advance rapidly, it could impact one or more of the Fund’s strategies. Moreover, given the pace of innovation in recent years, the impact on a particular Investment might not have been foreseeable at the time the Fund made such investment and could adversely impact the Fund and/or its obligors/portfolio companies. Furthermore, Blackstone Credit & Insurance could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.

Additional Potential Conflicts of Interest. The officers, directors, members, managers, employees and personnel of the Adviser can be expected to trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or the Firm’s policies, or otherwise determined from time to time by the Adviser. In addition, certain Other Clients may be subject to the 1940 Act or other regulations that, due to the role of the Firm, could restrict the ability of the Fund to buy investments from, to sell investments to or to invest in the same securities as, such Other Clients. Such regulations may have the effect of limiting the investment opportunities available to the Fund. Such personal securities transactions and investments will, in certain circumstances, result in conflicts of interest, including to the extent they relate to (i) a company in which the Fund holds or acquires an investment (either directly through a privately negotiated investment or indirectly through the purchase of securities or other traded instruments related thereto) and (ii) entities that have interests which are adverse to those of the Fund or pursue similar investment opportunities as the Fund. In addition, as a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and personnel of the Adviser can be expected to take into account certain considerations and other factors in connection with the management of the business and affairs of the Fund and its affiliates that would not necessarily be taken into account if Blackstone were not a public company. The directors of Blackstone have fiduciary duties to shareholders of the public company that have the potential to conflict with their duties to the Fund. Finally, although the Firm believes its positive reputation in the marketplace provides benefit to the Fund and Other Clients, the Adviser could decline to undertake investment activity or transact with a counterparty on behalf of the Fund for reputational reasons, and this decision could result in the Fund foregoing a profit or suffering a loss.

(a)(3) Portfolio Manager Compensation as of December 31, 2023.

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

(a)(4) Dollar Range of Securities Owned as of December 31, 2023.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers(1)
Robert Zable	$10,001-$50,000
Gordon McKemie	$50,001-$100,000
Robert Post	None

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

(b)       Not applicable.

Item 19. Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 19.A.1.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Exhibit 99.12.

(d) The Consent of Independent Registered Account Firm is attached hereto as Exhibit 99.19D.

(e) Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Senior Floating Rate 2027 Term Fund

By:	/s/Robert Zable
Robert Zable (Principal Executive Officer)
Chief Executive Officer and President

Date:	March 7, 2024

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone Senior Floating Rate 2027 Term Fund

By:	/s/ Robert Zable
Robert Zable (Principal Executive Officer)
Chief Executive Officer and President

Date:	March 7, 2024

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 7, 2024